UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon InternationalAppreciation Fund
BNY Mellon Balanced Fund

The BNY Mellon Funds

SEMIANNUAL REPORT	February 28, 2011

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap
Market Opportunities Fund	5
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	7
BNY Mellon Income Stock Fund	9
BNY Mellon Mid Cap Stock Fund	11
BNY Mellon Small Cap Stock Fund	13
BNY Mellon U.S. Core
Equity 130/30 Fund	15
BNY Mellon Focused Equity
Opportunities Fund	17
BNY Mellon Small/Mid Cap Fund	19
BNY Mellon International Fund	21
BNY Mellon Emerging Markets Fund	23
BNY Mellon International
Appreciation Fund	25
BNY Mellon Balanced Fund	27
Understanding Your Fund’s Expenses	29
Comparing Your Fund’s Expenses
With Those of Other Funds	31
Statements of Investments	33
Statement of Options Written	44,56
Statement of Securities Sold Short	53
Statement of Financial Futures	74
Statements of Assets and Liabilities	81
Statements of Operations	87
Statement of Cash Flows	91
Statements of Changes in Net Assets	92
Financial Highlights	100
Notes to Financial Statements	127

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2011.

Equities throughout the world fared quite well over the past six months. International stock markets have rallied broadly since the fall, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession. As a result, developed markets in Europe and Japan rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains, we believe that selectivity will become a more important determinant of investment success. We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks.As always, your portfolio manager can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 28.45%, and Investor shares returned 28.46%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 27.73%.2

U.S. stocks rallied during the reporting period as the economic recovery gathered momentum. The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the information technology and industrials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Greater Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince investors that the economy was unlikely to slip back into recession.A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

Cyclical Sectors Bolstered Relative Performance

The fund participated fully in the market rally over the reporting period, as our stock selection strategy proved especially effective in some of the market’s more economically sensitive industry groups, including the information technology, industrials and energy sectors. Among technology companies, we focused on businesses that we believed were poised to benefit from the trend toward “cloud computing,” in which enterprises access data and applications over

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

the Internet.This trend helped lift the stocks of software developers Oracle and Informatica. In addition, communications equipment maker QUALCOMM benefited from the increased adoption of smartphones, while Apple enjoyed continued market leadership in both phones and tablets. Internet retailer Amazon.com also saw a strong holiday sales season fueled by the popularity of its Kindle e-reader.

In the industrials sector, we focused mainly on companies that traditionally have benefited from the later stages of the economic cycle. Heavy equipment maker Caterpillar encountered robust demand from the energy and materials end markets it serves, and new management at industrial conglomerate Dover raised investor confidence, as they implemented new operating efficiencies and made strategic acquisitions. Construction engineer Ingersoll-Rand saw increased demand for HVAC systems from new construction as well as upgrades in existing buildings that had been postponed during the downturn. In the energy sector, exploration-and-production companies advanced as oil and gas prices climbed, enabling longtime holdings Hess and Newfield Exploration to deliver better-than-expected earnings along with the more recent addition, Anadarko Petroleum.

Disappointments during the reporting period were most pronounced in the consumer discretionary sector. Strong results from retailers Nordstrom and Limited Brands were offset by unfortunate timing in the purchase of shares of Ford Motor, causing the fund to miss much of the automaker’s initial gains during the rally. In the telecommunications services sector, industry giant AT&T was undermined by concerns over the loss of its position as the exclusive carrier for the wildly popular iPhone. The fund’s results in the financials sector were hindered to a degree by American Express, which lagged sector averages after reporting mixed financial results. Finally, the fund suffered shortfalls from diabetes drug specialist Amylin Pharmaceuticals, biotechnology firm Human Genome Sciences and beverage producer PepsiCo.

New Opportunities in a Recovering Economy

We expect the U.S. and global economic rebounds to persist, but going forward revenue improvement will be accompanied by rising expenses as companies resume spending and investment. In this environment, our stock selection process has identified potential opportunities in the consumer discretionary, energy and health care sectors, but has identified fewer opportunities in the consumer staples, materials, financials and telecommunications services sectors. While we believe that these modest tilts position the fund to benefit from further economic growth, we remain cautious regarding valuations and near-term volatility, and we have attempted to keep the fund’s risks roughly in line with those of the broader market.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Christopher E. Sheldon, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 26.33%, and Investor shares returned 26.21%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 27.73% for the same period.2

Large-cap stocks rallied strongly as the U.S. and global economic recoveries gained momentum. Although the fund participated to a substantial degree in the market’s gains, it produced lower returns than its benchmark due to mild shortfalls in two of the three underlying strategies in which it invested.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy and U.S. Large Cap Growth Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Greater Economic Confidence Fueled a Market Rally

The reporting period began in the wake of a period of choppy stock market performance stemming from a subpar U.S. economic recovery and a sovereign debt crisis in Europe. However, investor sentiment soon improved dramatically when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince many investors that the U.S. economy was unlikely to slip back into recession, and they began to look forward to better business conditions for U.S. and multinational companies. A more optimistic investment outlook was reinforced by subsequent releases of economic data, which showed improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher energy prices.

Focused Equities Strategy Bolstered Relative Results

Although the fund captured much of the broad-based market rally during the reporting period, its U.S. Core Equity 130/30 Strategy caused it to lag modestly behind the S&P 500 Index. In the U.S. Core Equity 130/30 Strategy, strong relative results in the health care and consumer discretionary sectors were not enough to offset the adverse effects of relative performance in the

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

financials sector and underweighted exposure to the materials sector. In the U.S. Large Cap Equity Strategy, an underweighted position in the financials sector compared to the benchmark undermined the fund’s performance. Above-average returns stemming from overweighted exposure to the energy sector and underweighted positions in the traditionally defensive telecommunications services and utilities sectors helped offset the shortfall.

The Focused Equity Strategy produced better relative results, outperforming the S&P 500 Index on the strength of successful stock selections in the health care, industrials, materials and technology sectors. Relative performance in the health care sector was bolstered by its lack of exposure to large pharmaceutical companies, while industrial companies Caterpillar and Honeywell International, iron ore producer Cliffs Natural Resources and information technology firms Cognizant Technology Solutions, Baidu and Apple also helped drive the fund’s returns.

A Cyclical Bias in a Recovering Economy

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the current economic recovery is likely to persist. Consequently, we have maintained the fund’s tilt toward more cyclical investments. For example, our allocation strategy has maintained relatively heavy exposure to the energy and information technology sectors, and we have placed less emphasis on the traditionally defensive consumer staples, utilities and telecommunications services sectors. Of course, we are prepared to change the fund’s allocations among its underlying strategies as economic and market conditions evolve.

March 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Christopher E. Sheldon, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 27.56%, and Investor shares returned 27.38%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 27.73% for the same period.2

Large-cap stocks rallied strongly as the U.S. and global economic recoveries gained momentum. The fund produced returns that were roughly in line with its benchmark, as strong relative results from its Large Cap Core Strategy and Focused Equity Strategy offset shortfalls in the U.S. Large Cap Equity Strategy and U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund apportions its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy,

Dynamic Large CapValue Strategy, Large Cap Growth Strategy and U.S. Large Cap Growth Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Greater Economic Confidence Fueled a Market Rally

Shortly after the start of the reporting period, investor sentiment improved dramatically when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy.A more optimistic outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across most industry groups. Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to a rising stock market. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher energy prices.

Focused Equities and Large Cap Core Strategies Boosted Relative Results

In the fund’s Focused Equity Strategy, the health care sector benefited from lack of exposure to large pharmaceutical companies, while industrial companies Caterpillar and Honeywell International, iron ore producer Cliffs Natural Resources and information technology firms Cognizant Technology Solutions, Baidu and Apple also helped fuel the fund’s relative returns. Gains in the Large Cap Core Strategy were primarily driven by the information technology sec-

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

tor, where a number of companies benefited from emerging trends such as “cloud computing” and the shift from personal computers to smartphones and tablet computers. The strategy also scored successes in industrial companies leveraged to the recovering global economy, including Caterpillar, Eaton and Honeywell.

On the other hand, the U.S. Core Equity 130/30 Strategy trailed the S&P 500 Index modestly. In the U.S. Core Equity 130/30 Strategy, strong results in the energy, materials and industrial sectors were reduced by lower returns in the utilities, telecom and staples sectors. The U.S. Large Cap Equity Strategy performed in line with the market. An underweighted position in the financials sector dampened the fund’s relative performance. Better returns stemming from overweighted exposure to the energy sector, more than offset lesser returns from underweighted positions in the traditionally defensive telecommunications services and utilities sectors.

The Large Cap Tax-Sensitive Strategy produced returns that were in line with market averages, as strong performance in the energy sector was balanced by lagging results among telecommunications services companies and utilities.

A Cyclical Bias in a Recovering Economy

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist. Consequently, we have maintained the fund’s exposure to cyclical investments. For example, our allocation strategy has maintained relatively heavy exposure to the energy and information technology sectors, and we have placed less emphasis on the traditionally defensive consumer staples, utilities and telecommunications services sectors. Of course, we are prepared to change the fund’s allocations among its underlying strategies as economic and market conditions evolve.

March 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Brian C. Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 27.27%, and its Investor shares returned 27.06%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 26.30% for the same period.2

Stocks rallied strongly over the reporting period as the U.S. and global economic recoveries gained momentum. The fund produced higher returns than its benchmark, due to the success of our stock selection strategy in seven of the 10 industry groups represented in the Russell 1000Value Index.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Greater Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince many investors that the U.S. economy was unlikely to slip back into recession, and they began to look forward to better business conditions for domestic and multinational companies. A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

Stock Selection Strategy Boosted Fund Results

The fund participated fully in the stock market’s gains over the reporting period. Returns were especially robust in the industrials sector. Capital goods producers encountered better business conditions in an improving global economy, supporting higher stock prices for heavy equipment maker Caterpillar and industrial conglomerates Dover and General Electric.

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

In the consumer discretionary sector, overweighted exposure to media stocks lifted the fund’s relative performance, led by advertising agency holding company Omnicom Group. Automotive parts supplier Johnson Controls also advanced as car and truck sales continued to rebound from previously depressed levels.

The fund benefited from underweighted exposure to the utilities sector, the only segment of the benchmark that fell short of double-digit returns for the reporting period. Utilities generally did not meet our investment criteria due to their high valuations and low rates of earnings growth. Among individual stocks in other market sectors, energy services provider Schlumberger advanced due to rising demand for a limited supply of oil, and technology firm QUALCOMM benefited from the ongoing shift from personal computers to mobile and tablet devices. Lack of exposure to insurance holding company Berkshire Hathaway supported the fund’s relative performance in the financials sector.

Although the energy sector provided the fund’s highest absolute returns during the reporting period, the sector’s performance compared to the benchmark suffered as the fund did not own many of the large, integrated energy producers that benefited most from higher commodity prices. Conversely, the fund held overweighted positions in the telecommunications services sector due to its high dividend yields, but the sector generally lagged market averages as investors turned toward more economically sensitive investments. In the information technology sector, networking giant Cisco Systems did not participate as strongly as other companies in the growing trend toward “cloud computing,” in which businesses store and access data and applications over the Internet.

Positioned for a More Selective Market Environment

We expect the U.S. economic recovery to persist in 2011. Greater economic and political clarity may help convince business leaders to deploy some of their massive cash reserves for mergers-and-acquisitions, stock buybacks and other productive uses. However, a number of economic headwinds remain, including geopolitical turmoil, rising commodity prices and troubled U.S. housing markets.

We expect investors to become more selective in this environment, favoring companies that can grow consistently in a moderately expanding economy. Therefore, we have maintained overweighted positions among companies we believe tend to do well in cyclical recoveries.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Investors cannot invest directly in any index.

10

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through February 28, 2011, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of 40.10%, Investor shares returned 39.83% and Dreyfus Premier shares returned 39.40%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 34.86% for the same period.2

Midcap stocks rallied over the reporting period as the economic recovery gained momentum.The fund produced returns that were higher than its benchmark, due primarily to an emphasis on companies with growth-oriented business models.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we manage risk by diversifying across companies and industries. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Improved Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as increased mergers-and-acquisitions activity and better-than-expected corporate earnings across a number of industry groups. Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

In this generally favorable environment, midcap stocks produced substantially higher returns than large-cap stocks.

A Cyclical Bias Boosted Fund Results

The fund achieved above-average results in eight of the 10 economic sectors represented in the S&P 400 Index, scoring particularly strong returns from overweighted positions in economically sensitive industry groups. In the information technology sector, successful stock selections and an emphasis on high-growth communications equipment companies boosted relative performance. RiverbedTechnology more than doubled

The Funds	11

DISCUSSION OF FUND PERFORMANCE (continued)

in value and Rackspace Hosting advanced strongly amid increasing demand for data center infrastructure and network optimization as companies transitioned to “cloud computing” for their data management needs. JDS Uniphase and Acme Packet produced higher earnings due to increased spending by telecommunications companies on optical components. Employee training software developer SuccessFactors gained value after reporting strong bookings and revenue growth.

In the financials sector, insurance holding company CNO Financial Group climbed after successfully restructuring its debt, which resulted in upgrades from major credit-rating agencies. Insurance provider Hartford Financial Services Group gained substantial value as credit losses eased and the company’s capital position and earnings outlook improved. Real estate investment trust Host Hotels & Resorts advanced amid improved occupancy rates and the announcement of several acquisitions. Rising commodity prices helped boost the energy sector, benefiting exploration-and-production companies Brigham Exploration and SandRidge Energy. In addition, coal producers International Coal Group and Massey Energy benefited from rising commodity prices and takeover speculation.

Disappointments proved relatively mild during the reporting period. In the health care sector, biopharmaceu-tical firm Inspire Pharmaceuticals fell sharply on the first trading day of 2011 due to negative trial data for a cystic fibrosis drug under development. Salix Pharmaceuticals fell when regulators delayed approval of a new drug treating irritable bowel syndrome. Thoratec slid due to competitive concerns regarding its heart pump products, and the company reported disappointing quarterly earnings in early 2011.

Positioned for More Economic Recovery

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist. Consequently, we have maintained the fund’s tilt toward cyclical companies with the potential for higher-than-average revenues and earnings growth. We have found a number of opportunities in the energy, industrials and information technology sectors, but we have found fewer opportunities in the traditionally defensive utilities and consumer staples sectors. We also have invested in midcap stocks that we believe will benefit from other investment themes, including a rebound in auto and truck sales, improving conditions in the airline industry, rising mergers-and-acquisitions activity, rising demand for wireless communications and higher commodity prices.

March 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400
Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

12

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through February 28, 2011, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of 37.81%, and its Investor shares produced a total return of 37.50%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of 35.41% for the same period.2

Small-cap stocks rallied over the reporting period as the economic recovery gained momentum. The fund produced returns that were higher than its benchmark, due primarily to an emphasis on companies with growth-oriented business models.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 600 Index.

Improved Economic Confidence Fueled a Market Rally

The reporting period began in the wake of a period of choppy stock market performance stemming from a subpar U.S. economic recovery and a sovereign debt crisis in Europe. However, investor sentiment soon improved dramatically when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy, and investors began to look forward to better business conditions. A more optimistic investment outlook was reinforced by subsequent releases of economic data, which showed improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

In this generally favorable environment, small-cap stocks produced higher returns, on average, than their mid- and large-cap counterparts.

A Cyclical Bias Boosted Fund Results

The fund achieved above-average results in eight of the 10 economic sectors represented in the S&P 600 Index, scoring particularly strong returns from overweighted positions in economically sensitive industry groups. In the information technology sector, successful stock selections and an emphasis on high-growth communications equipment companies boosted relative performance. Riverbed Technology more than doubled in value amid increasing demand for data center infrastructure and network optimization as companies transitioned to “cloud computing” for their data management needs. Finisar and Acme Packet produced higher earnings due to increased spending by telecommunications companies on optical components. Storage solutions provider Compellent Technologies rose after receiving an acquisition offer from a major computer equipment manufacturer. Employee training software developer SuccessFactors gained value after reporting strong bookings and revenue growth.

The Funds	13

DISCUSSION OF FUND PERFORMANCE (continued)

In the health care sector, Amarin Corp. climbed amid takeover speculation after receiving positive test results from a new drug under development, and medical products producer Cooper Companies gained market share in a strong overall market. Among industrial companies, Titan International benefited from strong demand for agriculture equipment, and Navistar International and WABCO Holdings encountered continuing strength in heavy duty truck orders. Baldor Electric advanced after receiving a takeover offer. Finally, in the energy sector, rising commodity prices helped boost Brigham Exploration and International Coal Group.

Disappointments proved relatively mild during the reporting period.The fund’s investments in the consumer discretionary sector produced positive absolute returns but lagged their respective benchmark components. We attribute most of the sector’s relative underperformance to gains in companies held by the benchmark but not the fund. In addition, Maidenform Brands declined when inventories grew much faster than sales, retailers Tuesday Morning and Talbots fell due to weaker-than-expected earnings, and footwear seller Skechers USA slid on concerns regarding increased competition.

Positioned for More Economic Recovery

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist. Consequently, we have maintained the fund’s tilt toward cyclical companies with the potential for higher-than-average revenues and earnings growth. We have found a number of opportunities in the energy, materials, industrials and information technology sectors. We have found fewer opportunities in the traditionally defensive utilities and consumer staples sectors. We also have invested in small-cap stocks that we believe will benefit from other investment themes, including a rebound in auto and truck sales, improving conditions in the airline industry, an increase in mergers-and-acquisitions activity, rising demand for wireless communications and higher commodity prices.

March 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap
600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 25.39%, and Investor shares returned 25.15%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 27.73%.2

U.S. stocks rallied during the reporting period as the economic recovery gathered momentum. The fund produced lower returns than its benchmark, primarily due to our short-selling strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher-ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets.We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Greater Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince investors that the economy was unlikely to slip back into recession. A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

Market Momentum Undermined Short Sales

Although the fund’s long positions generally produced strong returns, the fund’s relative performance was hindered by some of its short positions. In the consumer discretionary sector, a short position in retailer J. Crew Group proved counterproductive when the company was acquired. In addition, strong returns from Nordstrom and Limited Brands were offset by unfortunate timing in the purchase of shares of Ford Motor. Results in the financials sector were hindered by a short position in commodities exchange CBOE Holdings, which gained

The Funds	15

DISCUSSION OF FUND PERFORMANCE (continued)

value amid takeover speculation. A long position in American Express also lagged sector averages after the company reported mixed financial results. Finally, the fund’s selection among electricity producers and exclusion of natural gas producers hurt its relative performance in that sector.

The fund achieved better results in the industrials sector, where heavy equipment maker Caterpillar encountered robust demand from the energy and materials end markets it serves, industrial conglomerate Dover showed positive results from management initiatives, and construction engineer Ingersoll-Rand saw increased demand for HVAC systems. Among technology companies, Internet retailer Amazon.com enjoyed a strong holiday season fueled by sales of its Kindle e-reader.We also focused on businesses that we believed would benefit from the trend toward “cloud computing,” in which enterprises access data and applications over the Internet.This trend helped lift software developers Oracle and Informatica. Communications equipment maker QUALCOMM benefited from the increased adoption of smartphones, while a short position in handset maker Nokia added value to the portfolio as Nokia continued to lose share in that market. In the health care sector, longstanding holding King Pharmaceuticals was acquired by Pfizer during the reporting period, and the fund benefited from underweighted exposure to industry giant Merck & Co. Finally, medical devices producer Covidien rebounded from earlier weakness, and the stock was further supported by its addition to the S&P 500 Index.

New Opportunities in a Recovering Economy

We expect the U.S. and global economic rebounds to persist, but corporate earnings may come under pressure as companies resume spending and investment. In this environment, our stock selection process has identified a number of potential opportunities in the consumer discretionary, energy and health care sectors, but has identified fewer opportunities in the consumer staples, materials, financials and telecommunications services sectors.While we believe that these modest tilts position the fund to benefit from further economic growth, we remain cautious regarding valuations and near-term volatility, and we have attempted to keep the fund’s risks roughly in line with those of the broader market.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities in the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets.The use of leverage may magnify the fund’s gains or losses.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

16

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through February 28, 2011, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 31.36%, and Investor shares returned 31.24%.1 In comparison, the total return of the Russell 1000 Index (the “Index”), the fund’s benchmark, was 28.65% for the same period.2

U.S. stocks rallied over the reporting period as the economic recovery gained momentum.The fund produced returns that were higher than its benchmark, due primarily to successful stock selections in the health care, industrials, materials and technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities. We begin with a top-down assessment of broad economic, political and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on areas we believe present the most attractive growth outlook.Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenues and cash flow

  Positive operational or financial catalysts

  Attractive valuations based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Greater Economic Confidence Fueled a Market Rally

The reporting period began in the wake of a period of choppy stock market performance stemming from a subpar U.S. economic recovery and a sovereign debt crisis in Europe. However, investor sentiment soon improved markedly when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince many investors that the U.S. economy was unlikely to slip back into recession, and they began to look forward to better business conditions for U.S. and multinational companies. A more optimistic investment outlook was reinforced by subsequent releases of economic data, which showed improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

Focused Stock Selection Strategy Boosted Fund Results

Our research-intensive approach to security selection enabled the fund to achieve particularly strong results in the health care sector, an area of the benchmark that

The Funds	17

DISCUSSION OF FUND PERFORMANCE (continued)

generally lagged market averages during the reporting period.The fund’s relative performance in the sector was bolstered by its lack of exposure to large pharmaceutical companies, which suffered amid concerns regarding patent expirations on key products. Instead, the fund scored success with medical devices and supplies producer Covidien, which gained value after a successful restructuring in which the company shed slower-growing businesses and acquired faster-growing ones. Generic drug makerWatson Pharmaceuticals also fared well in anticipation of strong sales of the generic versions of cholesterol medicine Lipitor and ADHD drug Concerta.

The fund held only two stocks in the industrials sector, both of which produced above-average returns. Heavy equipment manufacturer Caterpillar advanced due to strong demand for construction and mining equipment in the emerging markets, and industrial conglomerate Honeywell International encountered rising capital spending on the process controls used in factory automation. Among materials stocks, iron ore producer Cliffs Natural Resources benefited from rising commodity prices. In the technology sector, the fund favored companies driving new technological trends, such as cloud computing. The reporting period’s winners in the technology sector included CognizantTechnology Solutions, which provides consulting and outsourcing services; Baidu, the dominant Chinese search engine; and electronics innovator Apple, maker of the wildly popular iPad tablet computer and iPhone smartphone.

Disappointments during the reporting period proved relatively mild. Consumer discretionary stock International Game Technology was hurt by delayed upgrades of slot machines by hotels and casinos, and an expected turnaround for consumer staples company Avon Products had not yet materialized. Both stocks were sold during the reporting period.

A Cyclical Bias in a Recovering Economy

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the current economic recovery is likely to persist. Consequently, we have maintained the fund’s tilt toward more cyclical investments, and we have focused on companies that we believe are likely to benefit from higher revenues rather than those that have boosted earnings by cutting costs.We have found a number of growth opportunities in the energy sector, where demand continues to recover, and among technology companies at the cutting edge of new trends. We have found fewer opportunities meeting our criteria in the traditionally defensive consumer staples, utilities and telecommunications services sectors.

March 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2011, at which point it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Russell 1000
Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

18

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through February 28, 2011, as provided by John M. Chambers, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Small/Mid Cap Stock Fund’s Class M shares produced a total return of 38.69%, and Investor shares returned 38.52%.1 In comparison, the Russell 2500 Index (the “Index”), the fund’s benchmark, produced a total return of 36.04% for the same period.2

Small- and midcap stocks rallied over the reporting period as the economic recovery gained momentum. The fund produced returns that were higher than its benchmark, due primarily to an emphasis on companies with growth-oriented business models.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and the company’s financial health. Using fundamental analysis, the investment adviser generally selects the most attractive securities. Finally, we seek to manage risk by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the Russell 2500 Index.

Improved Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups. Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

In this generally favorable environment, small-cap stocks produced modestly higher returns than midcap stocks, and midcap stocks produced substantially higher returns than large-cap stocks.

A Cyclical Bias Boosted Fund Results

The fund achieved above-average results in eight of the 10 economic sectors represented in the Russell 2500 Index, achieving particularly strong returns from overweighted positions in economically sensitive industry groups. In the information technology sector, successful stock selections and an emphasis on high-growth communications equipment companies boosted the fund’s relative performance. Riverbed Technology more than doubled in value amid increasing demand for data center infrastructure and network optimization

The Funds	19

DISCUSSION OF FUND PERFORMANCE (continued)

as companies transitioned to “cloud computing” for their data management needs. Finisar and Acme Packet produced higher earnings due to increased spending by telecommunications companies on optical components. Audio software developer Sonic Solutions and data storage solutions providers Compellent Technologies, Isilon Systems and Netezza rose after receiving acquisition offers from larger technology companies. Employee training software developer SuccessFactors gained value after reporting strong bookings and revenue growth.

In the health care sector, Amarin Corp. climbed amid takeover speculation after receiving positive test results from a new drug under development, and Savient Pharmaceuticals gained value after receiving regulatory approval for a new gout medicine. Among industrial companies, Titan International benefited from strong demand for agriculture equipment, and Navistar International and WABCO Holdings encountered continuing strength in heavy duty truck orders. Railroad Kansas City Southern moved higher along with rail freight demand. Rising commodity prices helped boost the energy sector, benefiting Brigham Exploration, SandRidge Energy, Energy XXI and International Coal.

Disappointments proved relatively mild during the reporting period.The fund’s investments in the consumer discretionary sector produced positive absolute returns but lagged their respective benchmark components. We attribute most of the sector’s relative underperformance to gains in companies held by the benchmark but not the fund. In addition, apparel retailer Talbots fell due to disappointing earnings amid delays in their turnaround strategy.

Positioned for More Economic Recovery

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist. Consequently, we have maintained the fund’s tilt toward cyclical companies with the potential for higher-than-average revenues and earnings growth. We have found a number of opportunities in the information technology, industrials, energy and materials sectors. We have found fewer opportunities in the traditionally defensive utilities and consumer staples sectors. We also have invested in small- and midcap stocks that we believe will benefit from other investment themes, including a rebound in auto and truck sales, improving conditions in the airline industry, turnarounds in the lodging and advertising industries, rising demand for wireless communications and higher commodity prices.

March 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2011, at which point it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Index is a widely accepted, unmanaged index, which measures the performance of those
Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

20

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Portfolio and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon International Fund’s Class M shares produced a total return of 25.34%, and Investor shares produced a total return of 25.08%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 23.77% for the same period.2

International stocks rallied strongly as the global economic recovery gathered momentum. The fund’s returns were higher than its benchmark, primarily due to the success of our core investment style in Japan and Germany.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Greater Economic Confidence Supported Rallying Markets

The reporting period began in the wake of heightened volatility in international markets, as a sovereign debt crisis in Europe threatened an already sluggish regional rebound and Japan struggled with longstanding deflation-ary forces. However, it became apparent in September that these economic concerns probably were overblown. By the fall, most European banks had passed a series of “stress tests,” corporate earnings climbed, mergers-and-acquisitions activity intensified, commodity prices rose and major central banks implemented new programs to ease monetary policy. Greater clarity regarding fiscal and tax policies in the United States after the national midterm elections also supported global investor sentiment. The

The Funds	21

DISCUSSION OF FUND PERFORMANCE (continued)

resulting rally in global equity markets persisted until February when political uprisings in the Middle East sparked a sharp increase in oil and gas prices.

Stock Selections Produced Mixed Results

The fund’s core investment style fared particularly well in the reporting period’s market rally, scoring successes in Japan including industrial conglomerate Mitsubishi and technology firm Hitachi.The fund’s investments in automobile manufacturers in Germany also fared well in the recovering economy, as robust sales of the luxury-oriented Audi and Porche brands drove shares of Volkswagen higher. German grocery chain Metro also rebounded from what we believed were previously oversold conditions.

The industrial sector provided the greatest contribution to the fund’s relative performance, as U.K.-based materials science company Cookson Group and Swedish construction-related firms Atlas Copco and Sandvik benefited from the global economic recovery and higher commodity prices.The energy sector rebounded strongly from earlier weakness as oil and gas prices climbed, boosting the stocks of exploration and production companies, such as offshore driller Transocean.

The fund’s value style achieved strong results from underweighted exposure to Spain, which was at the epicenter of Europe’s sovereign debt crisis. In addition, Spanish wind turbine maker Gamesa Corp Tecnologica and power utility Iberdrola rebounded sharply from previously depressed levels. However, these gains were offset by lagging results from several Spanish banks. The fund’s holdings in the Netherlands also disappointed, mainly due to weakness stemming from the restructuring of Koninklijke Philips

Electronics. From a sector perspective, health care companies in the United Kingdom were hurt by concerns regarding upcoming patent expirations.

Finding Value Among Companies with Catalysts for Growth

We have been encouraged by the rallies in the world’s developed markets, but a number of economic head-winds remain.Therefore, we intend to continue to focus primarily on what we believe are attractively valued, growing companies with the ability to reduce costs, employ proprietary technologies or provide significant exposure to faster-growing emerging markets.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

22

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 13.99%, and Investor shares returned 14.02%.1 This compares with a 15.03% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging market stocks generally advanced during the reporting period as the global economic recovery gathered momentum. The fund’s returns were lower than its benchmark, primarily due to shortfalls in South Korea and Mexico.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Greater Economic Confidence Supported Rallying Markets

The reporting period began in the wake of heightened volatility in international markets, as robust economic growth in emerging markets was balanced by a sluggish rebound in developed markets. However, it became apparent in September that economic concerns in the United States and Europe probably were overblown. By the fall, most European banks had passed “stress tests,” corporate earnings climbed, commodity prices rose and major central banks implemented new programs to ease monetary policy.

Although emerging market stocks gained value during the reporting period, they generally lagged those of developed markets.The emerging markets’ gains were tempered by recently higher valuations and concerns that measures designed to forestall an acceleration of inflation in China might derail a major engine of global growth.

The Funds	23

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selections Produced Mixed Results

Although the fund participated in the emerging markets’ gains to a significant degree, its relative performance was constrained by investments in South Korea, where steelmaker POSCO was hurt by rising input costs and casino operator Grand Korea Leisure declined amid concerns regarding the impact of recent military tensions on tourism. The fund held no exposure to automakers Hyundai Motors or Kia Motors, which benefited from a global rebound in car and truck sales.The fund’s holdings in Mexico lagged global averages, due to underweighted exposure to metals-and-mining companies as well as telecommunications company America Movil. Finally, in the consumer staples sector, disappointments included agricultural producers in India and China and a South Korean brewery.

The fund achieved better results inTaiwan, where technology companies Quanta Computer, Catcher Technology, HTC and United Microelectronics participated in the global economic recovery and the emergence of new technological trends. Taiwanese financial institutions First Financial Holdings and Chinatrust Financial Holdings also fared well. In China, auto seller Great Wall Motor benefited from burgeoning car and truck sales, while Weichai Power, SinoPac Financial Holdings, CNOOC, Weiqiao Textile and Asia Cement China Holdings advanced along with industrial demand. The fund’s investments in Brazil moved higher due to gains in oil giant Petroleo Brasileiro, materials producerValé and footwear maker Grendene.

Adjusting to the Middle Stages of the Economic Cycle

We have been encouraged by the continued robust growth in the world’s emerging markets, but we believe markets have reached the middle stages of the economic cycle. Therefore, we expect to see heightened market volatility over the near term, but we remain confident in the longer-term potential of emerging market companies.

After lagging developed market equities over the past two quarters, valuations in emerging markets are once again trading at a modest discount versus history on Price/Earnings and Price/Book, which is encouraging. The recent spike in inflation trends caused by higher commodity prices has driven monetary tightening in several EM countries, which should help alleviate such pressures.We have more recently found what we believe are interesting opportunities in China, India and Brazil, as mid-cycle conditions have triggered concerns over a growth slowdown.We also believe the portfolio is nicely balanced in terms of offensive and defensive elements, and has the potential to benefit from an environment more conducive to active stock selection over the next twelve months.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging markets countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific
Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

24

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided byThomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 25.67%, and Investor shares returned 25.55%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 23.77% for the same period.2

International stock markets rallied strongly as the global economic recovery gained momentum. Differences between the fund’s and the benchmark’s returns were primarily the result of expenses and pricing disparities between the common stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Global Markets Rebounded Amid Renewed Economic Optimism

The reporting period began in the midst of a sovereign debt crisis in Europe and a subpar economic recovery in most of the world’s developed markets. However, investor sentiment improved dramatically in September when the Federal Reserve Board announced a new round of quantitative easing of monetary policy, signaling that major central banks were committed to forestalling a double-dip recession. At the same time, infrastructure construction in the emerging markets continued to support increased global industrial activity, driving commodity prices higher, and better-than-expected economic data in Europe suggested that fears surrounding the region’s sovereign debt crisis may have been overblown.

The Funds	25

DISCUSSION OF FUND PERFORMANCE (continued)

As a result of these developments, international stock markets rallied broadly, with all 10 market sectors within the MSCI EAFE Index posting positive absolute returns during the reporting period. In a reversal of recent trends, developed markets generally gained more value than emerging markets.

Financials and Industrials Led the Markets’ Advance

The financials sector achieved especially impressive results as banks rebounded from the 2008–2009 global financial meltdown. Financial institutions in Asia and Australia, which had not been burdened with troubled loans, fared particularly well. Banks in Spain, Greece and other peripheral European nations, which had been at the epicenter of the region’s debt crisis, also began to recover during the reporting period.

Industrial stocks continued to benefit from robust infrastructure construction activity in Asian emerging markets. In addition, European industrial producers advanced when the full extent of damage from the sovereign debt crisis failed to materialize. Many European manufacturers that had cut costs during the downturn boosted their earnings significantly in the improving business climate. Similarly, materials stocks climbed amid robust demand for construction materials, and major metals-and-mining companies gained value along with commodity prices. In the energy sector, rising oil prices lifted the stocks of oil-and-gas producers, led by U.K.-based BP as litigation concerns surrounding the 2010 Gulf of Mexico oil spill eased.

During a reporting period with relatively few disappointments, the traditionally defensive consumer staples sector generally trailed other industry groups but still achieved a double-digit gain. The health care and utilities sectors lagged market averages to a lesser degree.

Diversification Benefits of Index Investing

We remain encouraged by the global economic recovery, but we are aware that a number of headwinds could dampen the market rally. Most notably, oil prices have surged due to a wave of political unrest in the Middle East, which could fuel inflationary pressures in faster-growing markets, such as China.

Nonetheless, it is important to note that the fund does not attempt to take active positions in markets or industry groups. Instead, we strive to replicate the returns of the MSCI EAFE Index by closely approximating its composition. In our experience, this passive investment approach can help investors manage risks through broad diversification, effectively limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

March 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until September 30, 2010, at which point it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

26

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Sean P. Fitzgibbon, Jeffrey D. McGrew and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Balanced Fund’s Class M shares produced a total return of 16.30%, and Investor shares returned 16.16%.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S.Aggregate Index, produced a 16.30% total return for the same period.2 Separately, the S&P 500 Index and the Barclays Capital U.S.Aggregate Index produced total returns of 27.73% and –0.83%, respectively, for the same period.

U.S. stocks rallied and bonds generally declined during the reporting period as the economic recovery gathered momentum. The fund produced returns that were in line with its benchmark.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income producing bonds, BNY Mellon Small Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund (collectively, the “BNY Mellon Funds”). The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the BNY Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years.We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Stocks Rallied While Bonds Swooned

Sentiment in equity markets improved dramatically soon after the start of the reporting period, when a new round of quantitative easing of U.S. monetary policy helped convince investors that a double-dip recession was unlikely.A more optimistic outlook was reinforced by subsequent improvements in employment, consumer spending and corporate earnings. However, these same factors undermined the bond market, as investors turned away from traditional safe havens in favor of more aggressive investments.

Later in the fall, the end of uncertainty surrounding midterm elections and the passage of fiscally stimulative tax legislation lent further support to the trends in both markets. However, in February political unrest in the Middle East led to sharply higher crude oil prices and renewed market volatility.

Cyclical Sectors Bolstered Performance

Our stock selection strategy proved especially effective in the more economically sensitive industry groups. Among technology companies, the trend toward “cloud computing” helped lift the stocks of software developers Oracle and Informatica. Communications equipment maker QUALCOMM prospered amid greater adoption of smartphones, while Apple enjoyed continued market leadership in both phones and

The Funds	27

DISCUSSION OF FUND PERFORMANCE (continued)

tablets. Internet retailer Amazon.com also enjoyed strong holiday sales. In the industrials sector, heavy equipment maker Caterpillar encountered robust demand from the energy and materials end markets it serves, industrial conglomerate Dover showed positive results from new management’s initiatives, and construction engineer Ingersoll-Rand saw increased demand for HVAC systems. In the energy sector, rising oil and gas prices boosted results for Hess, Anadarko Petroleum and Newfield Exploration.

The fund’s bond portfolio benefited from a shorter average duration than its benchmark, which helped cushion market volatility.After longer-term interest rates had risen, we adopted a market-neutral position, enabling the fund to capture incrementally higher yields. In addition, corporate bonds from financial institutions and industrial companies ranked among the fund’s top fixed-income performers.

Disappointments during the reporting period included the stock market’s consumer discretionary sector, where unfortunate timing in the purchase of Ford Motor caused the fund to miss much of the automaker’s initial gains. Telecommunications giant AT&T was undermined by concerns over its loss of exclusivity for sales of the wildly popular iPhone. Financial services provider American Express lagged sector averages after reporting mixed financial results, and the fund also suffered shortfalls from diabetes specialist Amylin Pharmaceuticals, biotechnology firm Human Genome Sciences and beverage producer PepsiCo. Among bonds, underweighted exposure to commercial mortgage-backed securities undermined relative results.

Positioned for Further Economic Recovery

We have identified what we believe are a number of equity opportunities in the consumer discretionary, energy and health care sectors, but have identified fewer opportunities in the consumer staples, materials, financials and telecommunications services sectors. In the bond portfolio, we have maintained a relatively defensive investment posture, including a shorter-than-average duration stance.

March 15, 2011

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

28

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.53	$6.06	—
Ending value (after expenses)	$1,284.50	$1,284.60	—
Annualized expense ratio (%)	.80	1.07	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$4.77	$6.17	—
Ending value (after expenses)	$1,263.30	$1,262.10	—
Annualized expense ratio (%)	.85	1.10	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.25	$6.65	—
Ending value (after expenses)	$1,275.60	$1,273.80	—
Annualized expense ratio (%)	.93	1.18	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.96	$6.36	—
Ending value (after expenses)	$1,272.70	$1,270.60	—
Annualized expense ratio (%)	.88	1.13	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$5.36	$6.84	$11.28
Ending value (after expenses)	$1,401.00	$1,398.30	$1,394.00
Annualized expense ratio (%)	.90	1.15	1.90
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$5.96	$7.42	—
Ending value (after expenses)	$1,378.10	$1,375.00	—
Annualized expense ratio (%)	1.01	1.26	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$9.17	$10.89	—
Ending value (after expenses)	$1,253.90	$1,251.50	—
Annualized expense ratio (%)	1.64	1.95	—

The Funds	29

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 28, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.99	$6.36	—
Ending value (after expenses)	$1,313.60	$1,312.40	—
Annualized expense ratio (%)	.87	1.11	—
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$5.50	$6.86	—
Ending value (after expenses)	$1,386.90	$1.385.20	—
Annualized expense ratio (%)	.93	1.16	—
BNY Mellon International Fund
Expenses paid per $1,000†	$5.64	$7.03	—
Ending value (after expenses)	$1,253.40	$1,250.80	—
Annualized expense ratio (%)	1.01	1.26	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.53	$8.81	—
Ending value (after expenses)	$1,139.90	$1,140.20	—
Annualized expense ratio (%)	1.42	1.66	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$3.75	$5.20	—
Ending value (after expenses)	$1,256.70	$1,255.50	—
Annualized expense ratio (%)	.67	.93	—
BNY Mellon Balanced Fund
Expenses paid per $1,000†	$2.95	$4.29	—
Ending value (after expenses)	$1,163.00	$1,161.60	—
Annualized expense ratio (%)	.55	.80	—

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.01	$ 5.36	—
Ending value (after expenses)	$1,020.83	$ 1,019.49	—
Annualized expense ratio (%)	.80	1.07	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 4.26	$ 5.51	—
Ending value (after expenses)	$1,020.58	$1,019.34	—
Annualized expense ratio (%)	.85	1.10	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.66	$ 5.91	—
Ending value (after expenses)	$1,020.18	$1,018.94	—
Annualized expense ratio (%)	.93	1.18	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.41	$ 5.66	—
Ending value (after expenses)	$1,020.43	$ 1,019.19	—
Annualized expense ratio (%)	.88	1.13	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 4.51	$ 5.76	$ 9.49
Ending value (after expenses)	$1,020.33	$ 1,019.09	$1,015.37
Annualized expense ratio (%)	.90	1.15	1.90
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$5.06	$ 6.31	—
Ending value (after expenses)	$1,019.79	$1,018.55	—
Annualized expense ratio (%)	1.01	1.26	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$8.20	$9.74	—
Ending value (after expenses)	$1,016.66	$1,015.12	—
Annualized expense ratio (%)	1.64	1.95	—

The Funds	31

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.36	$5.56	—
Ending value (after expenses)	$1,020.48	$ 1,019.29	—
Annualized expense ratio (%)	.87	1.11	—
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.66	$ 5.81	—
Ending value (after expenses)	$1,020.18	$1,019.04	—
Annualized expense ratio (%)	.93	1.16	—
BNY Mellon International Fund
Expenses paid per $1,000†	$5.06	$6.31	—
Ending value (after expenses)	$1,019.79	$1,018.55	—
Annualized expense ratio (%)	1.01	1.26	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.10	$8.30	—
Ending value (after expenses)	$1,017.75	$1,016.56	—
Annualized expense ratio (%)	1.42	1.66	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 3.36	$4.66	—
Ending value (after expenses)	$1,021.47	$1,020.18	—
Annualized expense ratio (%)	.67	.93	—
BNY Mellon Balanced Fund
Expenses paid per $1,000†	$2.76	$4.01	—
Ending value (after expenses)	$1,022.07	$1,020.83	—
Annualized expense ratio (%)	.55	.80	—

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks—99.8%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.2%			Financial (continued)
Amazon.com	44,580[a]	7,725,268	Capital One Financial	519,580	25,859,497
Autoliv	123,980	9,284,862	Citigroup	6,752,980[a]	31,603,946
Carnival	286,750	12,235,623	Comerica	268,050	10,427,145
DIRECTV, Cl. A	380,900[a]	17,509,973	JPMorgan Chase & Co.	298,396	13,932,109
Ford Motor	1,605,240[a]	24,158,862	Lincoln National	620,710	19,688,921
General Motors	191,943	6,435,849	MetLife	321,970	15,248,499
Limited Brands	334,370	10,706,527	Wells Fargo & Co.	1,211,310	39,076,861
Mattel	622,620	15,602,857			209,081,772
Newell Rubbermaid	1,456,430	28,167,356	Health Care—11.8%
News, Cl. B	538,360	9,905,824	Allscripts Healthcare Solutions	500,280[a]	10,680,978
Omnicom Group	523,330	26,637,497	Amylin Pharmaceuticals	708,980[a]	10,847,394
Stanley Black & Decker	107,810	8,175,232	CIGNA	384,660	16,182,646
Time Warner	218,783	8,357,511	Covidien	349,450	17,979,202
		184,903,241	Dendreon	158,840[a]	5,335,436
Consumer Staples—8.3%			Gilead Sciences	135,050[a]	5,264,249
Energizer Holdings	212,710[a]	14,215,409	Human Genome Sciences	558,100[a,b]	13,969,243
Nestle, ADR	234,980	13,304,568	McKesson	261,010	20,692,873
PepsiCo	466,617	29,592,850	Pfizer	2,444,930	47,040,453
Philip Morris International	313,899	19,706,579	St. Jude Medical	160,390	7,679,473
Unilever, ADR	1,076,180	31,962,546	Zimmer Holdings	158,800[a]	9,899,592
Walgreen	167,470	7,258,150			165,571,539
		116,040,102	Industrial—11.6%
Energy—14.6%			Caterpillar	269,310	27,720,078
Alpha Natural Resources	154,150[a,b]	8,358,013	Cummins	152,190	15,389,453
Anadarko Petroleum	223,780	18,311,917	Dover	320,460	20,589,555
Apache	117,510	14,644,096	General Electric	1,733,606	36,267,038
Cameron International	132,610[a]	7,841,229	Ingersoll-Rand	411,740	18,651,822
Chevron	317,930	32,985,238	Norfolk Southern	189,930	12,455,609
ENSCO, ADR	262,730[b]	14,739,153	Textron	508,530[b]	13,776,078
Halliburton	346,220	16,251,567	Thomas & Betts	149,310[a]	8,270,281
Hess	323,320	28,138,540	Tyco International	194,710	8,828,151
Newfield Exploration	230,050[a]	16,745,340			161,948,065
Occidental Petroleum	334,880	34,147,714	Information Technology—18.7%
Valero Energy	416,280	11,730,770	Alcatel-Lucent, ADR	2,137,670[a]	10,474,583
		203,893,577	Apple	156,880[a]	55,411,585
Financial—15.0%			BMC Software	382,950[a]	18,956,025
American Express	502,350	21,887,390	EMC	531,690[a]	14,467,285
Bank of America	2,194,360	31,357,404	Google, Cl. A	41,270[a]	25,315,018

The Funds	33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Utilities (continued)
Informatica	225,400[a]	10,596,054	Entergy	161,850	11,523,720
International Business Machines	264,840	42,872,299	Public Service Enterprise Group	476,330	15,575,991
Motorola Mobility Holdings	110,923[a]	3,349,875			35,324,817
Motorola Solutions	126,784[a]	4,898,934	Total Common Stocks
NetApp	134,190[a]	6,932,255	(cost $1,069,072,901)		1,395,377,397

Oracle	1,003,010	32,999,029	Investment of Cash Collateral
QUALCOMM	452,160	26,939,693	for Securities Loaned—2.4%
Teradata	188,904[a]	9,033,389
			Registered Investment Company;
		262,246,024
			Dreyfus Institutional Cash
Materials—1.7%			Advantage Plus Fund
CF Industries Holdings	48,510	6,853,493	(cost $33,593,151)	33,593,151 [c] 33,593,151
E.I. du Pont de Nemours & Co.	303,360	16,645,363
			Total Investments
		23,498,856
			(cost $1,102,666,052)	102.2%	1,428,970,548
Telecommunication Services—2.4%
			Liabilities, Less Cash
AT&T	1,158,189	32,869,404
			and Receivables	(2.2%)	(31,395,021)
Utilities—2.5%
American Electric Power	229,880	8,225,106	Net Assets	100.0%	1,397,575,527

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $29,269,732 and the value of the collateral held by the fund was $33,593,151.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	18.7	Consumer Staples	8.3
Financial	15.0	Utilities	2.5
Energy	14.6	Money Market Investment	2.4
Consumer Discretionary	13.2	Telecommunication Services	2.4
Health Care	11.8	Materials	1.7
Industrial	11.6		102.2

† Based on net assets.
See notes to financial statements.

34

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—66.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—9.3%			Financial (continued)
Carnival	15,260	651,144	Invesco	29,953	803,938
Family Dollar Stores	12,071	604,516	Morgan Stanley	29,392	872,355
Johnson Controls	24,869	1,014,655			3,766,191
Lowe’s	28,822	754,272	Health Care—10.9%
McDonald’s	7,719	584,174	Abbott Laboratories	10,883	523,472
NIKE, Cl. B	7,319	651,611	Agilent Technologies	20,344[a]	856,075
Panera Bread, Cl. A	5,741[a]	670,262	Baxter International	14,131	751,063
Starbucks	21,591	712,071	C.R. Bard	6,888	673,371
TJX	13,133	654,943	Celgene	9,988[a]	530,363
Tractor Supply	12,226	636,608	Covidien	16,953	872,232
Walt Disney	25,154	1,100,236	Gilead Sciences	16,029[a]	624,810
		8,034,492	Johnson & Johnson	9,250	568,320
Consumer Staples—3.8%			Medtronic	14,852	592,892
Coca-Cola	13,570	867,394	Meridian Bioscience	27,645	596,303
Colgate-Palmolive	6,843	537,312	Resmed	16,805[a]	531,038
Kraft Foods, Cl. A	25,154	800,903	Stryker	11,622	735,208
PepsiCo	8,289	525,688	Varian Medical Systems	9,806[a]	679,360
Wal-Mart Stores	10,476	544,542	Watson Pharmaceuticals	14,976[a]	838,506
		3,275,839			9,373,013
Energy—9.6%			Industrial—7.8%
Apache	5,619	700,240	Boeing	7,962	573,344
Cameron International	14,130[a]	835,507	C.H. Robinson Worldwide	8,288	599,968
CARBO Ceramics	6,602	818,450	Caterpillar	11,591	1,193,062
EOG Resources	6,178	693,851	Donaldson	11,407	642,214
Exxon Mobil	13,000	1,111,890	Dover	12,150	780,638
Halliburton	19,501	915,377	Honeywell International	16,106	932,698
Occidental Petroleum	15,387	1,569,012	MSC Industrial Direct, Cl. A	10,406	657,555
Schlumberger	8,955	836,576	Precision Castparts	5,078	719,807
Southwestern Energy	21,476[a]	847,872	Rockwell Collins	9,408	606,252
		8,328,775			6,705,538
Financial—4.4%			Information Technology—16.3%
Allstate	24,310	772,572	Adobe Systems	18,677[a]	644,357
Citigroup	281,480[a]	1,317,326	Amphenol, Cl. A	11,944	686,541

The Funds	35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Materials (continued)
Apple	4,328[a]	1,528,693	Ecolab	12,786	621,911
Automatic Data Processing	12,925	646,250	Monsanto	9,268	666,277
Baidu, ADR	6,785[a]	822,071	Praxair	5,965	592,802
Cisco Systems	23,053[a]	427,864			3,351,733
Cognizant Technology Solutions, Cl. A	11,309[a]	869,323	Total Common Stocks
Dolby Laboratories, Cl. A	8,104[a]	409,819	(cost $52,139,854)		56,868,982
FLIR Systems	18,119	585,244
Google, Cl. A	2,867[a]	1,758,618	Other Investment—33.4%
Intel	25,642	550,534	Registered Investment Companies:
MasterCard, Cl. A	2,585	621,848	BNY Mellon U.S. Core
Microsoft	20,609	547,787	Equity 130/30 Fund, Cl. M	2,186,016 [b]	26,778,697
Oracle	22,626	744,395	Dreyfus Institutional Preferred
Paychex	20,546	690,962	Plus Money Market Fund	1,958,000 [c]	1,958,000
QUALCOMM	13,892	827,685	Total Other Investment
			(cost $27,019,286)		28,736,697
Rovi	13,846[a]	767,345
Salesforce.com	6,835[a]	904,065	Total Investments
		14,033,401	(cost $79,159,140)	99.4%	85,605,679
Materials—3.9%			Cash and Receivables (Net)	.6%	511,571
Celanese, Ser. A	20,916	866,968
			Net Assets	100.0%	86,117,250
Cliffs Natural Resources	6,220	603,775

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated mutual fund.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	31.1	Financial	4.4
Information Technology	16.3	Materials	3.9
Health Care	10.9	Consumer Staples	3.8
Energy	9.6	Money Market Investment	2.3
Consumer Discretionary	9.3
Industrial	7.8		99.4

† Based on net assets.
See notes to financial statements.

36

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—79.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—9.6%			Consumer Discretionary (continued)
Amazon.com	292[a]	50,601	Tractor Supply	4,313	224,578
Bed Bath & Beyond	208[a]	10,015	Viacom, Cl. B	548	24,474
Carnival	9,508	405,706	Walt Disney	15,563	680,726
CBS, Cl. B	959	22,882	Whirlpool	110	9,075
Coach	301	16,531	Wyndham Worldwide	370	11,574
Comcast, Cl. A	3,066	78,980	Yum! Brands	3,153	158,690
DIRECTV, Cl. A	252[a]	11,584			5,163,670
Discovery Communications, Cl. A	124[a]	5,346	Consumer Staples—6.4%
Expedia	550	10,923	Altria Group	979	24,837
Family Dollar Stores	4,253	212,990	Archer-Daniels-Midland	237	8,812
Ford Motor	3,863[a]	58,138	Avon Products	4,704	130,818
Fortune Brands	329	20,352	Coca-Cola	9,513	608,071
Genuine Parts	414	21,814	Colgate-Palmolive	3,274	257,074
Harley-Davidson	294	12,001	ConAgra Foods	910	21,076
Home Depot	6,013	225,307	Costco Wholesale	2,065	154,441
International Game Technology	5,481	90,217	CVS Caremark	1,260	41,656
Johnson Controls	14,276	582,461	Dean Foods	830[a]	8,765
Kohl’s	225	12,125	Dr. Pepper Snapple Group	520	18,751
Leggett & Platt	510	11,761	H.J. Heinz	173	8,688
Limited Brands	289	9,254	Hershey	171	8,947
Lowe’s	11,860	310,376	J.M. Smucker	119	8,192
Macy’s	429	10,253	Kraft Foods, Cl. A	16,045	510,873
Marriott International, Cl. A	371	14,547	Kroger	326	7,465
Mattel	488	12,229	Lorillard	30	2,303
McDonald’s	3,976	300,904	McCormick & Co.	412	19,632
McGraw-Hill	348	13,461	Mead Johnson Nutrition	137	8,199
Netflix	50[a]	10,333	PepsiCo	7,170	454,721
News, Cl. A	2,996	52,041	Philip Morris International	4,828	303,102
NIKE, Cl. B	3,222	286,855	Procter & Gamble	4,506	284,103
O’Reilly Automotive	164[a]	9,115	Reynolds American	490	16,817
Omnicom Group	350	17,815	Safeway	296	6,459
Panera Bread, Cl. A	2,026[a]	236,536	Sara Lee	848	14,518
Priceline.com	58[a]	26,325	SUPERVALU	1,580	13,635
Ross Stores	577	41,567	SYSCO	517	14,367
Stanley Black & Decker	193	14,635	Wal-Mart Stores	6,159	320,145
Staples	611	13,014	Walgreen	3,787	164,129
Starbucks	8,534	281,451			3,440,596
Starwood Hotels & Resorts Worldwide	366[b]	22,363	Energy—11.3%
Target	3,534	185,712	Anadarko Petroleum	451	36,905
Time Warner	932	35,602	Apache	2,544	317,033
Time Warner Cable	413	29,810	Baker Hughes	320	22,736
TJX	5,226	260,621	Cameron International	7,446[a]	440,282

The Funds	37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
CARBO Ceramics	2,325	288,230	Citigroup	168,986[a]	790,854
Chesapeake Energy	540	19,229	CME Group	45	14,008
Chevron	3,504	363,540	Comerica	318	12,370
ConocoPhillips	1,456	113,379	Discover Financial Services	817	17,770
Consol Energy	266	13,489	Equity Residential	377[b]	20,776
Devon Energy	599	54,773	Fifth Third Bancorp	1,374	20,060
El Paso	2,205	41,013	Franklin Resources	147	18,466
EOG Resources	2,501	280,887	Genworth Financial, Cl. A	572[a]	7,568
Exxon Mobil	14,580	1,247,027	Goldman Sachs Group	314	51,427
FMC Technologies	125[a]	11,756	Hartford Financial Services Group	706	20,898
Halliburton	10,326	484,702	Host Hotels & Resorts	1,053[b]	19,375
Hess	323	28,111	IntercontinentalExchange	109[a]	13,974
Marathon Oil	757	37,547	Invesco	17,454	468,465
Murphy Oil	139	10,221	Janus Capital Group	470	6,312
National Oilwell Varco	430	34,215	JPMorgan Chase & Co.	10,124	472,690
Noble	370	16,543	KeyCorp	1,550	14,167
Noble Energy	113	10,471	Kimco Realty	940[b]	18,217
Occidental Petroleum	7,337	748,154	Leucadia National	340	11,264
Peabody Energy	193	12,640	Lincoln National	936	29,690
Plains Exploration & Production	2,531[a]	99,139	Loews	227	9,818
QEP Resources	2,648	104,728	Marsh & McLennan	896	27,274
Schlumberger	5,920	553,046	MetLife	782	37,036
Southwestern Energy	11,164[a]	440,755	Morgan Stanley	16,631	493,608
Spectra Energy	537	14,365	Nasdaq OMX Group	430[a]	12,302
Tesoro	1,140[a]	27,109	Northern Trust	159	8,200
Valero Energy	6,813	191,990	NYSE Euronext	453	16,761
Williams	759	23,043	People’s United Financial	1,973	26,004
		6,087,058	Plum Creek Timber	501[b]	21,022
Financial—9.3%			PNC Financial Services Group	2,350	144,995
ACE	649	41,049	Principal Financial Group	369	12,642
Aflac	2,839	167,104	ProLogis	1,220[b]	19,837
Allstate	14,495	460,651	Prudential Financial	606	39,893
American Express	4,429	192,972	Regions Financial	1,700	12,988
Ameriprise Financial	152	9,625	Simon Property Group	262[b]	28,830
AON	471	24,793	State Street	3,135	140,197
AvalonBay Communities	199[b]	24,085	SunTrust Banks	779	23,502
Bank of America	9,474	135,383	T. Rowe Price Group	281	18,821
BB&T	969	26,744	Travelers	491	29,426
Berkshire Hathaway, Cl. B	1,632[a]	142,441	U.S. Bancorp	6,700	185,791
Capital One Financial	473	23,541	Wells Fargo & Co.	10,553	340,440
Charles Schwab	1,381	26,198	Weyerhaeuser	1,360[b]	33,198
Chubb	201	12,197			4,997,719

38

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care—10.7%			Health Care (continued)
Abbott Laboratories	5,475	263,347	WellPoint	254	16,883
Aetna	488	18,232	Zimmer Holdings	2,215[a]	138,083
Agilent Technologies	10,480[a]	440,998			5,779,053
Allergan	279	20,693	Industrial—9.2%
AmerisourceBergen	846	32,072	3M	504	46,484
Amgen	2,722[a]	139,720	Boeing	3,821	275,150
Baxter International	8,274	439,763	C.H. Robinson Worldwide	3,145	227,667
Becton Dickinson & Co.	137	10,960	Caterpillar	6,607	680,059
Biogen Idec	212[a]	14,501	CSX	446	33,298
Boston Scientific	2,149[a]	15,387	Cummins	136	13,752
Bristol-Myers Squibb	692	17,861	Danaher	512	25,907
C.R. Bard	3,019	295,137	Deere & Co.	2,137	192,651
Cardinal Health	2,962	123,338	Donaldson	4,025	226,607
Celgene	4,373[a]	232,206	Dover	4,379	281,351
CIGNA	468	19,689	Eaton	1,521	168,496
Coventry Health Care	370[a]	11,174	Emerson Electric	3,618	215,850
Covidien	8,406	432,489	Expeditors International of
DaVita	180[a]	14,287	Washington	356	17,017
Eli Lilly & Co.	606	20,943	FedEx	338	30,427
Express Scripts	626[a]	35,194	Fluor	567	40,121
Forest Laboratories	310[a]	10,044	General Dynamics	341	25,957
Genzyme	191[a]	14,411	General Electric	17,927	375,033
Gilead Sciences	6,900[a]	268,962	Goodrich	201	17,332
Hospira	2,357[a]	124,567	Honeywell International	9,157	530,282
Humana	151[a]	9,817	Illinois Tool Works	443	23,966
Intuitive Surgical	20[a]	6,559	ITT	448	25,953
Johnson & Johnson	6,101	374,845	MSC Industrial Direct, Cl. A	3,669	231,844
Laboratory Corp. of America Holdings	241[a]	21,721	Norfolk Southern	282	18,494
McKesson	359	28,462	Northrop Grumman	156	10,402
Medco Health Solutions	373[a]	22,992	Paccar	317	15,891
Medtronic	6,724	268,422	Parker Hannifin	122	10,880
Merck & Co.	2,221	72,338	Precision Castparts	2,045	289,879
Meridian Bioscience	9,747	210,243	R.R. Donnelley & Sons	730	13,593
Mylan	880[a]	20,126	Rockwell Automation	298	26,144
Pfizer	18,787	361,462	Rockwell Collins	3,930	253,249
Resmed	5,922[a]	187,135	Southwest Airlines	1,585	18,751
St. Jude Medical	236	11,300	Tyco International	434	19,678
Stryker	4,591	290,427	Union Pacific	2,221	211,906
Thermo Fisher Scientific	390[a]	21,770	United Parcel Service, Cl. B	823	60,737
UnitedHealth Group	952	40,536	United Technologies	3,147	262,900
Varian Medical Systems	3,459[a]	239,640	Waste Management	604	22,384
Watson Pharmaceuticals	7,507[a]	420,317			4,940,092

The Funds	39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology—17.6%			Information Technology (continued)
Accenture, Cl. A	2,213	113,925	Riverbed Technology	2,780[a]	114,786
Adobe Systems	7,602[a]	262,269	Rovi	6,873[a]	380,902
Akamai Technologies	270[a]	10,133	Salesforce.com	3,694[a]	488,605
Altera	278	11,637	SanDisk	220[a]	10,912
Amphenol, Cl. A	4,817	276,881	Symantec	1,094[a]	19,725
Analog Devices	623	24,845	Taiwan Semiconductor
Apple	3,597[a]	1,270,496	Manufacturing, ADR	9,645	118,537
Applied Materials	1,278	20,998	Teradata	3,778[a]	180,664
Autodesk	824[a]	34,649	Texas Instruments	1,349	48,038
Automatic Data Processing	5,187	259,350	Visa, Cl. A	360	26,298
Baidu, ADR	2,317[a]	280,728	Western Digital	450[a]	13,761
Broadcom, Cl. A	502	20,692	Western Union	1,042	22,914
Cisco Systems	14,422[a]	267,672	Xerox	880	9,460
Citrix Systems	184[a]	12,909	Xilinx	1,164	38,703
Cognizant Technology Solutions, Cl. A	4,188[a]	321,932	Yahoo!	992[a]	16,269
Computer Sciences	370	17,808			9,472,065
Compuware	2,308[a]	25,988	Materials—3.8%
Corning	1,431	32,999	Air Products & Chemicals	1,979	182,068
Dell	1,002[a]	15,862	Alcoa	840	14,154
Dolby Laboratories, Cl. A	2,855[a]	144,377	Bemis	761	24,999
eBay	942[a]	31,562	Celanese, Ser. A	9,854	408,448
EMC	2,180[a]	59,318	CF Industries Holdings	80	11,302
F5 Networks	110[a]	12,981	Cliffs Natural Resources	2,407	233,647
Fiserv	346[a]	21,891	Dow Chemical	1,086	40,356
FLIR Systems	6,386	206,268	E.I. du Pont de Nemours & Co.	901	49,438
Google, Cl. A	1,637[a]	1,004,136	Ecolab	5,118	248,940
Hewlett-Packard	5,638	245,986	Freeport-McMoRan Copper & Gold	3,444	182,360
Intel	20,987	450,591	International Paper	734	20,391
International Business Machines	2,797	452,778	Monsanto	3,881	279,005
Intuit	207[a]	10,884	Newmont Mining	387	21,389
Juniper Networks	3,594[a]	158,136	Nucor	261	12,518
Linear Technology	255	8,813	PPG Industries	158	13,964
MasterCard, Cl. A	1,080	259,805	Praxair	2,507	249,146
Micron Technology	1,010[a]	11,241	Sigma-Aldrich	296	18,911
Microsoft	18,280	485,882	United States Steel	462	26,560
Molex	1,024	28,600	Vulcan Materials	259	11,875
Monster Worldwide	320[a]	5,488			2,049,471
Motorola Mobility Holdings	208[a]	6,282	Telecommunication Services—1.0%
Motorola Solutions	238[a]	9,196	American Tower, Cl. A	365[a]	19,695
NetApp	503[a]	25,985	AT&T	10,060	285,503
Oracle	12,115	398,584	Frontier Communications	2,198	18,661
Paychex	7,944	267,157	Metropcs Communications	850[a]	12,240
QUALCOMM	6,626	394,777	Sprint Nextel	1,444[a]	6,310

40

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Telecommunication Services (continued)				Utilities (continued)
Verizon Communications	5,100		188,292	Sempra Energy	3,063	163,043
Windstream	2,050		25,707	Southern	453	17,264
			556,408	TECO Energy	1,040	18,834
Utilities—1.0%				Wisconsin Energy	354	20,957
AES	1,833	[a]	22,674			512,058
Ameren	312		8,724	Total Common Stocks
CenterPoint Energy	1,210		19,191	(cost $37,483,710)		42,998,190
CMS Energy	1,056		20,339
Constellation Energy Group	700		21,749	Other Investment—21.2%
Dominion Resources	333		15,195	Registered Investment Companies:
DTE Energy	540		25,423	BNY Mellon U.S. Core
Duke Energy	593		10,668	Equity 130/30 Fund	757,919 [c]	9,284,505
Exelon	189		7,893	Dreyfus Institutional Preferred
NiSource	1,010		19,352	Plus Money Market Fund	2,145,000 [d]	2,145,000
Northeast Utilities	673		22,909	Total Other Investment
				(cost $10,497,110)		11,429,505
NRG Energy	1,050	[a]	20,989
Pepco Holdings	285		5,338	Total Investments (cost $47,980,820)	101.1%	54,427,695
PG&E	758		34,913	Liabilities, Less Cash and Receivables	(1.1%)	(588,850)
Pinnacle West Capital	445		18,792
				Net Assets	100.0%	53,838,845
SCANA	440		17,811

ADR—American Depository Receipts
a Non-income producing security.
[b] Investment in real estate investment trust.
c Investment in affiliated mutual fund.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
			Value (%)			Value (%)
Information Technology			17.6	Consumer Staples		6.4
Mutual Funds: Domestic			17.2	Money Market Investment		4.0
Energy			11.3	Materials		3.8
Health Care			10.7	Telecommunication Services		1.0
Consumer Discretionary			9.6	Utilities		1.0
Financial			9.3
Industrial			9.2			101.1

† Based on net assets.
See notes to financial statements.

The Funds	41

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—97.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.3%			Industrial—14.4%
Carnival	25,410	1,084,245	Caterpillar	9,840[a]	1,012,831
Home Depot	13,960	523,081	Dover	15,850	1,018,362
Johnson Controls	39,840	1,625,472	Eaton	10,350	1,146,573
Omnicom Group	87,610	4,459,349	General Electric	256,802	5,372,298
Regal Entertainment Group, Cl. A	161,070	2,406,386	Hubbell, Cl. B	24,770	1,672,223
Stanley Black & Decker	7,360	558,109	Pitney Bowes	175,040[b]	4,407,507
Target	13,460	707,323	United Technologies	19,800	1,654,092
Time Warner	124,650	4,761,630			16,283,886
		16,125,595	Information Technology—3.2%
Consumer Staples—9.6%			Paychex	33,470	1,125,596
Dr. Pepper Snapple Group	31,530	1,136,972	QUALCOMM	42,570	2,536,321
Kraft Foods, Cl. A	51,980	1,655,043			3,661,917
Lorillard	31,880	2,447,428	Materials—3.2%
PepsiCo	49,490	3,138,656	Air Products & Chemicals	11,150	1,025,800
Philip Morris International	39,530	2,481,693	Dow Chemical	28,310	1,052,000
		10,859,792	Freeport-McMoRan
Energy—8.3%			Copper & Gold	19,000[a]	1,006,050
ConocoPhillips	22,020	1,714,697	Packaging Corp. of America	18,750	539,813
Exxon Mobil	57,130	4,886,329			3,623,663
Occidental Petroleum	16,200	1,651,914	Telecommunication
Schlumberger	11,380	1,063,120	Services—10.3%
		9,316,060	AT&T	87,265	2,476,581
Financial—17.2%			Vodafone Group, ADR	166,270	4,758,647
American Express	25,320	1,103,192	Windstream	345,792	4,336,232
Ameriprise Financial	16,170	1,023,884			11,571,460
Arthur J. Gallagher & Co.	35,960	1,129,144	Utilities—9.2%
Comerica	29,040	1,129,656	Dominion Resources	24,550	1,120,216
JPMorgan Chase & Co.	109,359	5,105,972	DTE Energy	35,490	1,670,869
Marsh & McLennan	36,010	1,096,144	Entergy	27,160	1,933,792
MetLife	33,420	1,582,771	National Grid, ADR	47,850[b]	2,235,552
New York Community Bancorp	119,260	2,225,392	NextEra Energy	51,710	2,868,354
People’s United Financial	27,530	362,845	Questar	27,940	499,288
U.S. Bancorp	126,680	3,512,836			10,328,071
Wells Fargo & Co.	33,270	1,073,290	Total Common Stocks
			(cost $91,120,055)		109,772,951
		19,345,126
Health Care—7.7%
			Preferred Stocks—1.7%
Cardinal Health	26,970	1,123,031
Merck & Co.	68,560	2,232,999	Consumer Discretionary—.7%
Pfizer	275,538	5,301,351	General Motors,
			Ser. B, Conv., Cum. $.647	15,870	807,466
		8,657,381

42

BNY Mellon Income Stock Fund (continued)

				Investment of Cash Collateral
Preferred Stocks (continued)	Shares		Value ($)	for Securities Loaned—2.2%	Shares	Value ($)

Financial—1.0%				Registered Investment Company;
Citigroup,				Dreyfus
Conv., Cum. $7.354	8,050		1,082,725	Institutional Cash
Total Preferred Stocks				Advantage Plus Fund
(cost $1,956,210)			1,890,191	(cost $2,451,522)	2,451,522 [c]	2,451,522

				Total Investments
Other Investment—.5%				(cost $96,099,787)	101.8%	114,686,664

Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(1.8%)	(1,967,033)
Plus Money Market Fund
				Net Assets	100.0%	112,719,631
(cost $572,000)	572,000	[c]	572,000

ADR—American Depository Receipts

a Held by a broker as collateral for open options written.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $2,417,058 and the value of the collateral held by the fund was $2,451,522.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	18.2	Energy	8.3
Consumer Discretionary	15.0	Health Care	7.7
Industrial	14.4	Information Technology	3.2
Telecommunication Services	10.3	Materials	3.2
Consumer Staples	9.6	Money Market Investments	2.7
Utilities	9.2		101.8

† Based on net assets.
See notes to financial statements.

The Funds	43

STATEMENT OF OPTIONS WRITTEN
February 28, 2011 (Unaudited)

BNY Mellon	Number of
Income Stock Fund	Contracts		Value ($)
Call Options:
Caterpillar,
May 2011 @ $110	49	a	(11,809)
Freeport-Mcmoran,
May 2011 @ $59.5	95	a	(14,440)
(Premiums received $29,827)			(26,249)

a Non-income producing security.
See notes to financial statements.

44

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Mid Cap Stock Fund
Common Stocks—99.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.9%			Financial—20.1%
Abercrombie & Fitch, Cl. A	275,100	15,782,487	Affiliated Managers Group	137,600[a]	14,688,800
Cablevision Systems (NY Group), Cl. A	289,500	10,668,075	Alexandria Real Estate Equities	162,700[c]	13,048,540
Chipotle Mexican Grill	32,600[a]	7,987,000	Camden Property Trust	261,900[c]	15,496,623
Cracker Barrel Old Country Store	197,800	9,858,352	CB Richard Ellis Group, Cl. A	649,000[a]	16,250,960
Darden Restaurants	199,600	9,407,148	CNO Financial Group	1,929,800[a]	13,971,752
DeVry	125,800	6,824,650	East West Bancorp	661,600	15,362,352
Dollar Tree	95,200[a]	4,790,464	Fifth Third Bancorp	656,100	9,579,060
Foot Locker	735,700	14,618,359	Genworth Financial, Cl. A	580,700[a]	7,682,661
Harman International Industries	154,100	7,495,424	Hartford Financial Services Group	296,000	8,761,600
Interpublic Group of Cos.	863,600	11,399,520	Home Properties	234,400[c]	13,810,848
Lear	141,700	14,991,860	Host Hotels & Resorts	833,559[c]	15,337,486
Lennar, Cl. A	356,800[b]	7,193,088	Huntington Bancshares	2,128,000	14,555,520
Macy’s	426,600	10,195,740	Lazard, Cl. A	229,800	10,111,200
Men’s Wearhouse	398,400	10,637,280	Macerich	306,100[c]	15,500,904
Phillips-Van Heusen	291,900	17,516,919	MGIC Investment	1,374,600[a,b]	11,807,814
Pier 1 Imports	916,900[a]	9,242,352	New York Community Bancorp	530,900	9,906,594
Royal Caribbean Cruises	311,000[a]	13,618,690	Raymond James Financial	346,000	13,258,720
Toll Brothers	529,400[a]	11,255,044	Rayonier	235,686[c]	14,454,622
Visteon	108,600[a,b]	8,030,970	Reinsurance Group of America	201,100	12,144,429
Vitamin Shoppe	411,900[a]	14,330,001	SL Green Realty	98,800[c]	7,482,124
		215,843,423	SunTrust Banks	275,300	8,305,801
Consumer Staples—2.8%			Synovus Financial	802,600[b]	2,046,630
Energizer Holdings	226,100[a]	15,110,263	Waddell & Reed Financial, Cl. A	310,000	12,517,800
Green Mountain Coffee Roasters	146,300[a,b]	5,966,114	Webster Financial	571,300	13,242,734
Herbalife	133,600	10,475,576	Weingarten Realty Investors	510,900[c]	13,216,983
Ralcorp Holdings	190,600[a]	12,360,410	Willis Group Holdings	284,100	11,048,649
		43,912,363			313,591,206
Energy—7.8%			Health Care—11.5%
Atwood Oceanics	253,000[a]	11,516,560	Allscripts Healthcare Solutions	593,200[a]	12,664,820
Brigham Exploration	528,600[a]	19,336,188	Amarin, ADR	853,100[a]	6,594,463
Cabot Oil & Gas	185,100	8,451,666	AMERIGROUP	213,400[a]	12,238,490
Cimarex Energy	107,000	12,425,910	Edwards Lifesciences	180,300[a]	15,332,712
Complete Production Services	329,300[a]	9,487,133	Health Management
Forest Oil	397,000[a]	14,089,530	Associates, Cl. A	1,108,500[a]	11,085,000
International Coal Group	1,940,700[a]	19,154,709	LifePoint Hospitals	258,300[a]	10,068,534
Oceaneering International	159,700[a]	13,355,711	MAP Pharmaceuticals	458,700[a]	7,398,831
SandRidge Energy	1,313,700[a]	14,201,097	Mednax	169,200[a]	10,986,156
		122,018,504	Resmed	188,400[a]	5,953,440

The Funds	45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information Technology (continued)
Salix Pharmaceuticals	170,800[a]	5,694,472	Atmel	1,088,500[a]	15,979,180
St. Jude Medical	175,400	8,398,152	Check Point
SXC Health Solutions	147,800[a]	7,293,930	Software Technologies	154,200[a,b]	7,685,328
Thoratec	317,800[a]	8,860,264	Ciena	227,800[a]	6,280,446
United Therapeutics	163,700[a]	11,038,291	Cypress Semiconductor	644,500[a]	13,508,720
Universal Health Services, Cl. B	347,900	15,902,509	F5 Networks	72,800[a]	8,591,128
VCA Antech	391,100[a]	9,793,144	Informatica	197,500[a]	9,284,475
Vertex Pharmaceuticals	254,000[a]	11,854,180	Novellus Systems	266,400[a]	10,645,344
Volcano	303,800[a]	7,971,712	Polycom	189,000[a]	9,034,200
		179,129,100	Quest Software	351,000[a]	9,403,290
Industrial—15.9%			Rackspace Hosting	362,500[a,b]	13,379,875
AMETEK	426,275	17,882,236	Riverbed Technology	398,300[a]	16,445,807
BE Aerospace	347,000[a]	11,700,840	Rovi	237,900[a]	13,184,418
Cummins	81,800	8,271,616	SAVVIS	272,400[a]	8,850,276
Donaldson	225,400	12,690,020	Skyworks Solutions	531,700[a]	19,109,298
Eaton	94,000	10,413,320	SuccessFactors	300,500[a]	10,790,955
Flowserve	54,700	6,835,859	TIBCO Software	632,700[a]	15,577,074
Gardner Denver	174,200	12,740,988	Trimble Navigation	381,300[a]	18,740,895
Hubbell, Cl. B	135,500	9,147,605	Vishay Intertechnology	699,400[a]	12,204,530
IDEX	290,100	11,963,724			263,126,208
Joy Global	238,900	23,264,082	Materials—6.5%
Kansas City Southern	321,900[a]	17,331,096	Celanese, Ser. A	245,300	10,167,685
KBR	485,000	15,908,000	CF Industries Holdings	51,100	7,219,408
Manpower	227,000	14,414,500	Cliffs Natural Resources	209,800	20,365,286
Navistar International	131,700[a]	8,162,766	Cytec Industries	210,200	11,945,666
Roper Industries	111,500	9,380,495	Eastman Chemical	119,300	11,143,813
Terex	470,275[a]	15,871,781	Molycorp	161,900	7,769,581
Triumph Group	121,100	10,486,049	Steel Dynamics	807,600	14,908,296
United Rentals	317,700[a]	9,842,346	Stillwater Mining	313,800[a]	7,490,406
WABCO Holdings	154,400[a]	9,021,592	Temple-Inland	445,700	10,424,923
Waste Connections	424,300	12,300,457			101,435,064
		247,629,372	Telecommunication Services—.7%
Information Technology—16.9%			SBA Communications, Cl. A	269,900[a,b]	11,360,091
Acme Packet	142,500[a]	10,721,700	Utilities—3.2%
Alliance Data Systems	162,400[a,b]	12,787,376	ITC Holdings	196,800	13,490,640
ANSYS	243,400[a]	13,708,288	National Fuel Gas	230,000	16,767,000
Aruba Networks	236,900[a]	7,213,605	Northeast Utilities	231,700	7,887,068

46

BNY Mellon Mid Cap Stock Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—1.8%	Shares	Value ($)
Utilities (continued)				Registered
Wisconsin Energy	190,700		11,289,440	Investment Company;
			49,434,148	Dreyfus Institutional Cash
Total Common Stocks				Advantage Plus Fund
(cost $1,213,056,600)	1,547,479,479			(cost $27,727,078)	27,727,078 [d] 27,727,078
				Total Investments
Other Investment—.6%				(cost $1,250,253,678)	101.7%	1,584,676,557
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(1.7%)	(27,010,664)
Plus Money Market Fund				Net Assets	100.0%	1,557,665,893
(cost $9,470,000)	9,470,000	[d]	9,470,000

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $41,636,421 and the value of the collateral held by the fund was
$42,720,067, consisting of cash collateral of $27,727,078 and U.S. Government and agency securities valued at $14,992,989.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	20.1	Materials	6.5
Information Technology	16.9	Utilities	3.2
Industrial	15.9	Consumer Staples	2.8
Consumer Discretionary	13.9	Money Market Investments	2.4
Health Care	11.5	Telecommunication Services	.7
Energy	7.8		101.7

† Based on net assets.
See notes to financial statements.

The Funds	47

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Small Cap Stock Fund

Common Stocks—97.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.0%			Financial (continued)
Callaway Golf	440,800	3,411,792	East West Bancorp	229,800	5,335,956
Cracker Barrel Old Country Store	96,900	4,829,496	Entertainment Properties Trust	84,370[b,c]	4,021,918
CROCS	241,500[a]	4,262,475	EZCORP, Cl. A	111,200[a,b]	3,189,216
Deckers Outdoor	35,900[a]	3,167,098	Financial Engines	122,400	2,987,784
Express	183,800[b]	3,304,724	Hersha Hospitality Trust	540,700[c]	3,552,399
Finish Line, Cl. A	270,800	4,728,168	Home Properties	93,000[c]	5,479,560
KB Home	215,100[b]	2,850,075	Huntington Bancshares	481,900	3,296,196
Lear	27,800	2,941,240	Inland Real Estate	113,990[c]	1,073,786
MDC Partners, Cl. A	211,600	3,671,260	Kilroy Realty	48,200[c]	1,867,750
Men’s Wearhouse	178,200	4,757,940	Kite Realty Group Trust	505,184[c]	2,849,238
Royal Caribbean Cruises	67,800[a,b]	2,968,962	Lexington Realty Trust	425,300[b,c]	4,027,591
Ruby Tuesday	353,200[a]	4,718,752	MGIC Investment	269,000[a,b]	2,310,710
Ruth’s Hospitality Group	696,400[a,b]	3,488,964	National Financial Partners	267,600[a,b]	3,783,864
Shuffle Master	346,500[a]	3,260,565	National Penn Bancshares	390,700	3,102,158
Sonic Automotive, Cl. A	254,100[b]	3,653,958	Pinnacle Financial Partners	256,400[a]	4,089,580
Vitamin Shoppe	123,400[a]	4,293,086	Signature Bank	88,440[a]	4,589,151
		60,308,555	Stifel Financial	68,200[a]	4,892,668
Consumer Staples—1.3%			U-Store-It Trust	243,300[c]	2,493,825
Energizer Holdings	41,900[a]	2,800,177	Webster Financial	155,700	3,609,126
Ralcorp Holdings	47,700[a]	3,093,345			85,296,736
		5,893,522	Health Care—11.9%
Energy—7.1%			Amarin, ADR	707,700[a]	5,470,521
Brigham Exploration	154,300[a]	5,644,294	AMERIGROUP	96,900[a]	5,557,215
CARBO Ceramics	33,700	4,177,789	Cardiome Pharma	410,100[a]	2,366,277
International Coal Group	481,100[a]	4,748,457	Chemed	48,500	3,173,840
ION Geophysical	300,100[a]	3,847,282	Cooper	86,900	5,372,158
Oil States International	79,000[a]	5,750,410	Cyberonics	95,100[a]	3,141,153
Petroleum Development	69,000[a]	3,238,170	Emergent BioSolutions	111,100[a]	2,337,544
SandRidge Energy	522,800[a]	5,651,468	Health Net	64,700[a]	1,903,474
		33,057,870	MAP Pharmaceuticals	201,100[a]	3,243,743
Financial—18.4%			Omnicare	96,900[b]	2,774,247
Arthur J. Gallagher & Co.	66,900	2,100,660	Regeneron Pharmaceuticals	65,800[a]	2,386,566
BioMed Realty Trust	119,240[c]	2,164,206	Salix Pharmaceuticals	92,800[a]	3,093,952
Cathay General Bancorp	202,000	3,579,440	SXC Health Solutions	54,300[a]	2,679,705
CNO Financial Group	450,800[a]	3,263,792	Thoratec	100,600[a]	2,804,728
DiamondRock Hospitality	442,800[a,c]	5,207,328	VCA Antech	115,100[a]	2,882,104
Dollar Financial	113,550[a]	2,428,834	Volcano	74,700[a]	1,960,128

48

BNY Mellon Small Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information
Zoll Medical	80,600[a]	3,730,168	Technology (continued)
		54,877,523	Commvault Systems	102,800[a]	3,755,284
Industrial—16.8%			Cypress Semiconductor	352,300[a]	7,384,208
AAR	109,400[a]	2,985,526	Finisar	124,300[a]	5,098,786
Actuant, Cl. A	142,500	4,032,750	Fortinet	90,500[a]	3,696,020
AMETEK	59,650	2,502,317	GT Solar International	293,500[a,b]	3,137,515
BE Aerospace	72,400[a]	2,441,328	IPG Photonics	44,700[a]	2,544,324
Belden	15,363	562,747	Ixia	118,700[a]	2,083,185
Casella Waste Systems, Cl.A	300,524[a]	2,202,841	Logmein	72,200[a]	2,591,258
CLARCOR	110,000	4,525,400	Microsemi	181,720[a]	4,003,292
EMCOR Group	134,100[a]	4,272,426	Motricity	156,300[b]	2,419,524
Esterline Technologies	51,700[a]	3,700,169	NetScout Systems	121,300[a]	3,031,287
Gardner Denver	31,700	2,318,538	OmniVision Technologies	109,700[a]	3,359,014
Healthcare Services Group	260,800	4,634,416	Quality Systems	15,300	1,222,470
Interface, Cl. A	205,400	3,424,018	Riverbed Technology	109,300[a]	4,512,997
Kansas City Southern	57,100[a]	3,074,264	SAVVIS	99,400[a]	3,229,506
Lindsay	47,200[b]	3,332,792	Skyworks Solutions	193,090[a]	6,939,654
Manpower	34,100	2,165,350	Sourcefire	123,300[a]	3,341,430
Navistar International	50,500[a]	3,129,990	SuccessFactors	65,900[a]	2,366,469
Nielson Holdings	128,300	3,411,497	Taleo, Cl. A	104,900[a]	3,387,221
Robbins & Myers	62,674	2,671,793	Universal Display	30,200[a]	1,271,118
SYKES Enterprises	153,700[a]	2,858,820	Varian Semiconductor
Terex	105,105[a]	3,547,294	Equipment Associates	145,600[a]	6,946,576
Titan International	110,900[b]	2,663,818	Vishay Intertechnology	137,000[a]	2,390,650
Towers Watson & Co., Cl. A	41,300	2,428,440	Wright Express	89,400[a]	4,559,400
TransDigm Group	37,000[a]	2,974,060			104,007,639
Triumph Group	52,900	4,580,611	Materials—5.1%
WABCO Holdings	53,700[a]	3,137,691	Celanese, Ser. A	75,900	3,146,055
		77,578,896	Century Aluminum	203,600[a]	3,451,020
Information			Cliffs Natural Resources	27,800	2,698,546
Technology—22.5%			Coeur d’Alene Mines	90,500[a]	2,851,655
Acme Packet	56,200[a]	4,228,488	Cytec Industries	56,000	3,182,480
Aruba Networks	137,700[a]	4,192,965	Ferro	219,600[a]	3,496,032
Blue Coat Systems	109,000[a]	3,067,260	Globe Specialty Metals	115,900	2,699,311
Brightpoint	250,200[a]	3,152,520	Temple-Inland	90,000	2,105,100
Cognex	99,800	2,785,418			23,630,199
Coherent	53,600[a]	3,309,800

The Funds	49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Stock Fund (continued)

				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—6.3%	Shares	Value ($)

Utilities—.9%				Registered Investment Company;
Cleco	125,400	[b]	4,056,690	Dreyfus Institutional Cash
Total Common Stocks				Advantage Plus Fund
(cost $367,248,817)			448,707,630	(cost $29,103,032)	29,103,032 [d]	29,103,032

				Total Investments
Other Investment—1.1%				(cost $401,383,849)	104.4%	482,842,662

Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(4.4%)	(20,406,596)
Plus Money Market Fund
				Net Assets	100.0%	462,436,066
(cost $5,032,000)	5,032,000	[d]	5,032,000

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $28,149,670 and the value of the collateral held by the fund was $29,103,032.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	22.5	Energy	7.1
Financial	18.4	Materials	5.1
Industrial	16.8	Consumer Staples	1.3
Consumer Discretionary	13.0	Utilities	.9
Health Care	11.9
Money Market Investments	7.4		104.4

† Based on net assets.
See notes to financial statements.

50

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—126.2%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—17.9%			Energy (continued)
Amazon.com	9,150[a]	1,585,604	Occidental Petroleum	53,640[b]	5,469,671
Autoliv	36,060	2,700,533	Schlumberger	22,330[b]	2,086,069
Carnival	59,200[b]	2,526,064	Valero Energy	84,570[b]	2,383,183
DIRECTV, Cl. A	80,400[a,b]	3,695,988			44,869,619
Ford Motor	411,050[a,b]	6,186,302	Financial—16.2%
General Motors	38,896	1,304,183	American Express	107,880[b]	4,700,332
Guess?	43,630[b]	1,976,003	Ameriprise Financial	19,570	1,239,172
Johnson Controls	32,230[b]	1,314,984	Bank of America	447,290[b]	6,391,774
Limited Brands	30,570[b]	978,851	Capital One Financial	113,140[b]	5,630,978
Macy’s	62,840	1,501,876	Charles Schwab	96,862[b]	1,837,472
Mattel	128,930[b]	3,230,986	Citigroup	1,460,710[a]	6,836,123
Newell Rubbermaid	361,900[b]	6,999,146	Comerica	53,570	2,083,873
News, Cl. A	116,670[b]	2,026,558	Hartford Financial Services Group	63,580	1,881,968
Omnicom Group	109,310[b]	5,563,879	JPMorgan Chase & Co.	60,100[b]	2,806,069
Stanley Black & Decker	69,190[b]	5,246,678	Lincoln National	126,680[b]	4,018,290
Staples	162,500[b]	3,461,250	MetLife	61,290[b]	2,902,694
Time Warner	84,690[b]	3,235,158	Wells Fargo & Co.	250,380[b]	8,077,259
		53,534,043			48,406,004
Consumer Staples—16.4%			Health Care—19.8%
ConAgra Foods	51,270	1,187,413	Allergan	19,200[b]	1,424,064
Dr. Pepper Snapple Group	35,730	1,288,424	Allscripts Healthcare Solutions	159,890[a,b]	3,413,651
Energizer Holdings	65,150[a]	4,353,975	Amylin Pharmaceuticals	214,130[a]	3,276,189
Kraft Foods, Cl. A	64,380	2,049,859	ArthroCare	26,110[a]	900,534
Molson Coors Brewing, Cl. B	35,550	1,625,702	Celgene	11,050[a,b]	586,755
Nestle, ADR	59,820[b]	3,387,008	CIGNA	83,480[b]	3,512,004
PepsiCo	152,010[b]	9,640,474	Covidien	139,160[b]	7,159,782
Philip Morris International	121,494[b]	7,627,393	Dendreon	101,480[a,b]	3,408,713
Procter & Gamble	70,190[b]	4,425,480	Express Scripts	10,290[a,b]	578,504
Unilever, ADR	268,150[b]	7,964,055	Gilead Sciences	52,370[a,b]	2,041,383
Walgreen	93,750	4,063,125	Human Genome Sciences	131,250[a,b]	3,285,188
Whole Foods Market	25,940[b]	1,519,046	McKesson	68,300	5,414,824
		49,131,954	Mylan	39,160[a]	895,589
Energy—15.0%			PerkinElmer	33,510	888,015
Alpha Natural Resources	29,960[a,b]	1,624,431	Pfizer	547,510[b]	10,534,092
Anadarko Petroleum	55,860	4,571,024	Sanofi-Aventis, ADR	41,670[b]	1,440,949
Apache	23,810	2,967,202	St. Jude Medical	73,890[b]	3,537,853
Cameron International	27,610[a,b]	1,632,579	Thermo Fisher Scientific	10,620[a,b]	592,808
Chevron	76,690[b]	7,956,588	UnitedHealth Group	20,860	888,219
ENSCO, ADR	51,600[b]	2,894,760	Universal Health Services, Cl. B	25,840[b]	1,181,146
Halliburton	87,360[b]	4,100,678	Warner Chilcott, Cl. A	64,640[b]	1,530,675
Hess	66,520[b]	5,789,236	Zimmer Holdings	42,690[a,b]	2,661,295
Newfield Exploration	46,630[a]	3,394,198			59,152,232

The Funds	51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Industrial—11.4%			Materials—2.7%
Caterpillar	55,290[b]	5,691,000	Alcoa	88,040		1,483,474
Cummins	26,520[b]	2,681,702	CF Industries Holdings	9,480	[b]	1,339,334
Dover	61,880[b]	3,975,790	E.I. du Pont de Nemours & Co.	66,600	[b]	3,654,342
General Electric	357,720	7,483,502	United States Steel	25,090	[b]	1,442,424
Ingersoll-Rand	86,900[b]	3,936,570				7,919,574
Norfolk Southern	40,190[b]	2,635,660	Telecommunication
Textron	98,290[b]	2,662,676	Services—2.3%
Thomas & Betts	30,910[a]	1,712,105	AT&T	239,320	[b]	6,791,902
Tyco International	40,260[b]	1,825,388	Utilities—3.1%
United Technologies	17,260[b]	1,441,900	American Electric Power	44,230	[b]	1,582,549
		34,046,293	Entergy	32,820	[b]	2,336,784
Information Technology—21.4%			NextEra Energy	38,800		2,152,236
Agilent Technologies	21,160[a]	890,413	Public Service Enterprise Group	94,470		3,089,169
Alcatel-Lucent, ADR	770,110[a]	3,773,539				9,160,738
Apple	31,490[a,b]	11,122,583	Total Common Stocks
BMC Software	97,330[a,b]	4,817,835	(cost $326,543,100)			377,037,646
Corning	90,920	2,096,615
EMC	108,980[a]	2,965,346	Other Investment—1.5%
Google, Cl. A	8,550[a]	5,244,570	Registered Investment Company;
Informatica	44,950[a]	2,113,100	Dreyfus Institutional Preferred
International Business Machines	53,780[b]	8,705,906	Plus Money Market Fund
			(cost $4,579,000)	4,579,000	[c]	4,579,000
Motorola Mobility Holdings	30,221[a]	912,674
Motorola Solutions	34,544[a]	1,334,780	Total Investments
NetApp	52,270[a,b]	2,700,268	(cost $331,122,100)	127.7%		381,616,646
Oracle	203,670[b]	6,700,743	Liabilities, Less Cash
QUALCOMM	117,060[b]	6,974,435	and Receivables	(27.7%)		(82,929,671)
Teradata	76,798[a,b]	3,672,480	Net Assets	100.0%		298,686,975
		64,025,287

ADR—American Depository Receipts

[a]	Non-income producing security.
b	Held by a broker as collateral for open short positions.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	21.4	Industrial	11.4
Health Care	19.8	Utilities	3.1
Consumer Discretionary	17.9	Materials	2.7
Consumer Staples	16.4	Telecommunication Services	2.3
Financial	16.2	Money Market Investment	1.5
Energy	15.0		127.7

† Based on net assets.
See notes to financial statements.

52

STATEMENT OF SECURITIES SOLD SHORT

February 28, 2011 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—27.2%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—5.6%			Health Care (continued)
Advanced Auto Parts	22,620	1,417,822	CareFusion	62,030[a]	1,694,660
Chipotle Mexican Grill	3,390[a]	830,550	Charles River Laboratories
Darden Restaurants	29,730	1,401,175	International	23,730[a]	864,721
Dollar General	71,830[a]	2,029,197	Covance	34,730[a]	1,959,814
Gap	57,760	1,301,333	C.R. Bard	12,050	1,178,008
Genuine Parts	43,080	2,269,885	Dentsply International	63,600	2,376,732
J.C. Penney	26,060	911,058	Eli Lilly & Co.	37,050	1,280,448
Polo Ralph Lauren	16,990	2,152,803	Gen-Probe	4,540[a]	285,475
Tiffany & Co.	23,910	1,471,660	Haemonetics	18,070[a]	1,114,015
Urban Outfitters	32,650[a]	1,253,107	IDEXX Laboratories	15,070[a]	1,170,939
Warnaco Group	26,600[a]	1,561,686	Intuitive Surgical	3,770[a]	1,236,371
		16,600,276	Life Technologies	16,530[a]	882,206
Consumer Staples—6.5%			Masimo	44,430	1,339,120
Altria Group	85,870	2,178,522	Owens & Minor	34,870	1,087,944
Coca-Cola	54,240	3,467,021			22,318,712
Constellation Brands, Cl. A	72,090[a]	1,464,869	Industrials—1.0%
Flowers Foods	159,510	4,242,966	Lockheed Martin	18,660	1,477,126
General Mills	43,030	1,598,134	Stericycle	16,360[a]	1,413,831
H.J. Heinz	52,940	2,658,647			2,890,957
Hormel Foods	139,340	3,817,916	Information
		19,428,075	Technology—2.8%
Energy—1.1%			Altera	32,050	1,341,613
Nabors Industries	68,110[a]	1,939,092	Finisar	45,010[a]	1,846,310
Southwestern Energy	37,510[a]	1,480,895	Intel	69,130	1,484,221
		3,419,987	Nokia, ADR	266,440	2,299,377
Financial—1.3%			Research In Motion	8,400[a]	555,576
Legg Mason	43,760	1,586,300	Vishay Intertechnology	52,400[a]	914,380
Northern Trust	20,520	1,058,216			8,441,477
Waddell & Reed Financial, Cl. A	31,570	1,274,797	Materials—1.4%
		3,919,313	Greif, Cl. A	45,380	2,934,271
Health Care—7.5%			Sigma-Aldrich	18,670	1,192,826
Amgen	17,060[a]	875,690			4,127,097
AstraZeneca, ADR	62,110	3,053,949	Total Securities Sold Short
			(proceeds $74,867,906)	27.2%	81,145,894
Biogen Idec	28,050[a]	1,918,620

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Health Care	7.5	Financial	1.3
Consumer Staples	6.5	Energy	1.1
Consumer Discretionary	5.6	Industrial	1.0
Information Technology	2.8
Materials	1.4		27.2

See notes to financial statements.

The Funds	53

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—97.8%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.5%			Health Care—12.1%
Carnival	230,900	9,852,503	Agilent Technologies	314,430[a]	13,231,214
Johnson Controls	353,455	14,420,964	Baxter International	210,000	11,161,500
Lowe’s	427,170	11,179,039	Covidien	245,875	12,650,269
Walt Disney	370,185	16,191,892	Watson Pharmaceuticals	234,400[a,c]	13,124,056
		51,644,398			50,167,039
Consumer Staples—6.0%			Industrial—10.4%
Coca-Cola	202,750	12,959,780	Caterpillar	165,885	17,074,543
Kraft Foods, Cl. A	373,845	11,903,225	Dover	188,900	12,136,825
		24,863,005	Honeywell International	243,405	14,095,584
Energy—16.7%					43,306,952
Cameron International	225,600[a]	13,339,728	Information
Exxon Mobil	193,700	16,567,161	Technology—21.3%
Halliburton	286,455[b]	13,446,198	Apple	61,426[a]	21,696,277
Occidental Petroleum	124,155	12,660,085	Baidu, ADR	102,300[a]	12,394,668
Southwestern Energy	330,745[a,c]	13,057,813	Cognizant
		69,070,985	Technology Solutions, Cl. A	168,800[a]	12,975,656
Financial—13.4%			Google, Cl. A	26,215[a]	16,080,281
Allstate	381,200	12,114,536	Rovi	205,350[a,c]	11,380,497
Citigroup	3,918,100[a]	18,336,708	Salesforce.com	103,600[a]	13,703,172
Invesco	447,360	12,007,142			88,230,551
Morgan Stanley	447,600	13,284,768	Materials—5.4%
		55,743,154	Celanese, Ser. A	319,100	13,226,695

54

BNY Mellon Focused Equity Opportunities Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—.5%	Shares	Value ($)
Materials (continued)				Registered
Cliffs Natural Resources	93,485		9,074,589	Investment Company;
			22,301,284	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $342,868,085)			405,327,368	(cost $2,118,146)	2,118,146[d]	2,118,146
				Total Investments
Other Investment—2.9%				(cost $356,801,231)	101.2%	419,260,514
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(1.2%)	(4,795,297)
Plus Money Market Fund				Net Assets	100.0%	414,465,217
(cost $11,815,000)	11,815,000	[d]	11,815,000

ADR—American Depository Receipts

[a] Non-income producing security.
b Held by a broker as collateral for open options written positions.
c Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $2,039,681 and the value of the collateral held by the fund was $2,118,146.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	21.3	Industrial	10.4
Energy	16.7	Consumer Staples	6.0
Financial	13.4	Materials	5.4
Consumer Discretionary	12.5	Money Market Investments	3.4
Health Care	12.1		101.2

† Based on net assets.
See notes to financial statements.

The Funds	55

STATEMENT OF OPTIONS WRITTEN

February 28, 2011 (Unaudited)

BNY Mellon Focused	Number of
Equity Opportunities Fund	Contracts		Value ($)
Call Options;
Halliburton,
March 2011 @ $45
(premiums received $98,732)	689	a	(186,030)

a Non-income producing security.
See notes to financial statements.

56

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Small/Mid Cap Fund

Common Stocks—95.8%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—18.1%			Energy (continued)
7 Days Group Holdings, ADR	140,000[a,b]	2,647,400	Noble Energy	19,000	1,760,540
Abercrombie & Fitch, Cl. A	73,655	4,225,587	Petroleum Development	63,000[b]	2,956,590
Bravo Brio Restaurant Group	160,000	2,756,800	RPC	120,000[a]	2,349,600
Cablevision Systems (NY Group), Cl. A	80,000	2,948,000	SandRidge Energy	425,000[b]	4,594,250
Cenveo	672,575[a,b]	3,759,694	Walter Energy	24,000	2,904,240
Chico’s FAS	200,000	2,748,000			39,134,626
Express	100,000	1,798,000	Financial—13.7%
Hertz Global Holdings	210,000[a,b]	3,194,100	Affiliated Managers Group	18,060[b]	1,927,905
Interface, Cl. A	105,890	1,765,186	Annaly Capital Management	100,000[c]	1,793,000
Interpublic Group of Cos	253,020	3,339,864	Associated Banc-Corp	120,000	1,736,400
Liberty Media-Starz, Ser. A	32,000[b]	2,246,400	Camden Property Trust	27,000[a,c]	1,597,590
Macy’s	80,800	1,931,120	Cathay General Bancorp	110,000[a]	1,949,200
MDC Holdings	100,000[a]	2,625,000	City National	25,440	1,498,670
MDC Partners, Cl. A	472,304	8,194,474	CNO Financial Group	364,930[b]	2,642,093
Men’s Wearhouse	80,000[a]	2,136,000	Dollar Financial	444,000[b]	9,497,160
Morgans Hotel Group	643,995[b]	5,725,115	Douglas Emmett	82,015[c]	1,537,781
Navistar International	53,910[b]	3,341,342	East West Bancorp	80,000	1,857,600
Phillips-Van Heusen	36,000	2,160,360	Enstar Group	20,454[b]	1,715,272
Standard-Pacific	464,155[a,b]	1,856,620	Financial Engines	100,000	2,441,000
Starwood Hotels & Resorts Worldwide	50,000[c]	3,055,000	First Financial Bancorp	84,000	1,422,120
Titan International	100,410[a]	2,411,848	Forestar Group	235,185[b]	4,529,663
TiVo	210,875[a,b]	2,167,795	Host Hotels & Resorts	152,030[a,c]	2,797,352
Universal Display	60,000[a,b]	2,525,400	Huntington Bancshares	396,700	2,713,428
ValueVision Media, Cl. A	400,000[b]	2,676,000	Inland Real Estate	84,400[c]	795,048
Vitamin Shoppe	352,026[b]	12,246,985	KKR & Co.	110,000[c]	1,832,600
WABCO Holdings	53,515[b]	3,126,881	MGIC Investment	331,250[a,b]	2,845,437
Warnaco Group	35,000[b]	2,054,850	National Financial Partners	198,600[b]	2,808,204
		89,663,821	National Penn Bancshares	170,000	1,349,800
Consumer Staples—1.0%			Och-Ziff Capital Management
Fresh Market	70,750[a]	2,886,600	Group, Cl. A	120,625	1,943,269
Green Mountain Coffee Roasters	55,300[a,b]	2,255,134	Regions Financial	248,000	1,894,720
		5,141,734	Signature Bank	40,000[b]	2,075,600
Energy—7.9%			SunTrust Banks	99,710	3,008,251
Brigham Exploration	148,360[b]	5,427,009	Webster Financial	139,320	3,229,438
Cabot Oil & Gas	95,000	4,337,700	Willis Group Holdings	45,000	1,750,050
Complete Production Services	65,800[b]	1,895,698	Zions Bancorporation	102,000[a]	2,382,720
Energy XXI	94,000[b]	3,241,120			67,571,371
Forest Oil	93,610[b]	3,322,219	Health Care—12.2%
GT Solar International	300,000[a,b]	3,207,000	Amarin, ADR	1,000,000[a,b]	7,730,000
International Coal Group	318,000[a,b]	3,138,660	AMERIGROUP	40,000[a,b]	2,294,000

The Funds	57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information Technology (continued)
Cardiome Pharma	730,000[b]	4,212,100	China Digital TV Holding, ADR	450,100[a]	3,218,215
Cephalon	78,000[a,b]	4,392,180	Ctrip.com International, ADR	62,000[b]	2,403,740
Emergent BioSolutions	82,530[b]	1,736,431	Cypress Semiconductor	123,500[b]	2,588,560
Health Management Associates, Cl. A	200,000[b]	2,000,000	Entropic Communications	400,000[a,b]	3,704,000
Healthcare Services Group	107,145	1,903,967	F5 Networks	19,240[b]	2,270,512
LifePoint Hospitals	58,000[b]	2,260,840	Fortinet	102,470[a,b]	4,184,875
MAP Pharmaceuticals	247,990[b]	4,000,079	Internap Network Services	23,025[b]	156,570
Mednax	29,000[b]	1,882,970	KIT Digital	170,000[a,b]	2,211,700
NuPathe	494,000[b]	3,868,020	LivePerson	120,000[b]	1,203,600
Pharmacyclics	348,300[a,b]	1,797,228	MakeMyTrip	115,000[a]	3,041,750
Salix Pharmaceuticals	101,270[b]	3,376,342	NeoPhotonics	104,000[b]	1,908,400
St. Jude Medical	80,000	3,830,400	OmniVision Technologies	100,000[b]	3,062,000
SXC Health Solutions	92,100[b]	4,545,135	ON Semiconductor	272,725[b]	3,040,884
Targacept	120,000[b]	3,440,400	Opnet Technologies	120,285	4,099,313
Universal Health Services, Cl. B	48,000	2,194,080	Rackspace Hosting	74,140[a,b]	2,736,507
Volcano	71,195[b]	1,868,157	Red Hat	70,000[b]	2,889,600
Zoll Medical	60,000[a,b]	2,776,800	Renesola, ADR	325,000[a,b]	3,591,250
		60,109,129	Riverbed Technology	121,730[b]	5,026,232
Industrial—11.6%			Rovi	50,680[b]	2,808,686
AMETEK	67,417	2,828,143	Sourcefire	134,000[b]	3,631,400
American Superconductor	71,790[a,b]	1,903,871	STEC	100,000[b]	2,043,000
Atlas Air Worldwide Holdings	54,000[b]	3,687,120	SuccessFactors	55,000[b]	1,975,050
BE Aerospace	96,810[b]	3,264,433	Synchronoss Technologies	100,000[b]	3,426,000
Casella Waste Systems, Cl. A	40,914[b]	299,900	Varian Semiconductor
Cummins	26,395	2,669,062	Equipment Associates	60,560[b]	2,889,318
Donaldson	46,000	2,589,800	Vishay Intertechnology	111,060[b]	1,937,997
Eaton	24,900	2,758,422	Zagg	270,000[a,b]	2,438,100
Gardner Denver	37,000	2,706,180			75,116,059
Goodrich	25,055	2,160,493	Materials—6.0%
Harbin Electric	184,000[a,b]	3,492,320	Celanese, Ser. A	57,400	2,379,230
Joy Global	31,500	3,067,470	CF Industries Holdings	25,000	3,532,000
Kansas City Southern	65,455[b]	3,524,097	Cliffs Natural Resources	40,440	3,925,511
KBR	54,635	1,792,028	Coeur d’Alene Mines	65,000[a,b]	2,048,150
Lindsay	72,000[a]	5,083,920	Eastman Chemical	42,900	4,007,289
Manpower	17,090	1,085,215	Ferro	141,745[b]	2,256,580
Roper Industries	35,265	2,966,844	Globe Specialty Metals	104,585[a]	2,435,785
Terex	111,300[a,b]	3,756,375	Steel Dynamics	256,000	4,725,760
Toll Brothers	58,970[b]	1,253,702	Stillwater Mining	100,000[b]	2,387,000
TransDigm Group	48,000[a,b]	3,858,240	Vulcan Materials	48,000[a]	2,200,800
Triumph Group	30,000[a]	2,597,700			29,898,105
		57,345,335	Telecommunications—9.0%
Information Technology—15.1%			Acme Packet	63,740[b]	4,795,798
Ancestry.com	80,000[b]	2,628,800	ADTRAN	70,000	3,183,600

58

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—4.2%	Shares	Value ($)
Telecommunications (continued)			Registered
Aruba Networks	181,360[a,b]	5,522,412	Investment Company;
Ciena	150,000[a,b]	4,135,500	Dreyfus Institutional
Finisar	134,000[a,b]	5,496,680	Preferred Plus
			Money Market Fund
IPG Photonics	50,000[b]	2,846,000	(cost $21,004,000)	21,004,000 [d]	21,004,000
Ixia	124,000[a,b]	2,176,200
Logmein	74,500[a,b]	2,673,805	Investment of Cash Collateral
Motricity	620,000[a]	9,597,600	for Securities Loaned—17.8%
SAVVIS	78,800[b]	2,560,212	Registered
SBA Communications, Cl. A	34,340[a,b]	1,445,371	Investment Company;
		44,433,178	Dreyfus Institutional
			Cash Advantage Fund
Utilities—1.2%
			(cost $87,956,559)	87,956,559 [d]	87,956,559
Cleco	50,600[a]	1,636,910
DPL	49,190[a]	1,279,924	Total Investments
ITC Holdings	26,460	1,813,833	(cost $504,061,389)	117.8%	583,170,184
Wisconsin Energy	18,000	1,065,600	Liabilities, Less Cash
		5,796,267	and Receivables	(17.8%)	(88,289,759)
Total Common Stocks			Net Assets	100.0%	494,880,425
(cost $395,100,830)		474,209,625

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At February 28, 2011, the total value of the fund’s securities on loan is $85,111,397 and the total value of the collateral held by the fund is
$88,069,358, consisting of cash collateral of $87,956,559 and U.S. Government and agency securities valued at $112,799.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	22.0	Telecommunications	9.0
Consumer Discretionary	18.1	Energy	7.9
Information Technology	15.1	Materials	6.0
Financial	13.7	Utilities	1.2
Health Care	12.2	Consumer Staples	1.0
Industrial	11.6		117.8

† Based on net assets.
See notes to financial statements.

The Funds	59

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon International Fund
Common Stocks—96.9%	Shares	Value ($)		Shares	Value ($)
Australia—6.5%			France (continued)
Atlas Iron	904,140[a]	3,544,131	GDF Suez	126,798	5,139,916
Australia & New Zealand			Lagardere	39,030	1,756,366
Banking Group	104,950	2,578,417	Legrand	40,720	1,707,952
BHP Billiton	77,400	3,633,703	Rhodia	123,880	3,565,144
BlueScope Steel	911,338	1,929,995	Sanofi-Aventis	304,692	21,023,100
Coca-Cola Amatil	551,210	6,650,415	Societe Generale	234,772	16,506,546
Commonwealth Bank of Australia	91,720	4,959,680	Total	431,652	26,453,323
Commonwealth Property			Vivendi	205,490	5,858,504
Office Fund	2,449,510	2,132,351			139,456,401
Dexus Property Group	4,013,440	3,493,785	Germany—5.4%
Foster’s Group	987,364	5,750,249	Allianz	48,535	6,992,319
National Australia Bank	381,349	10,017,415	BASF	54,740	4,551,973
Nufarm	816,267[a]	4,363,198	Celesio	106,550	2,948,041
Primary Health Care	1,252,113	4,130,493	Daimler	48,391	3,408,993
Qantas Airways	839,170[a]	1,999,305	Deutsche Bank	97,710	6,280,644
QBE Insurance Group	514,980	9,511,324	Deutsche Telekom	376,010	5,056,464
Stockland	776,330	3,003,608	E.ON	305,540	10,024,306
Toll Holdings	532,960	3,255,811	Gerresheimer	28,110	1,246,536
Westfield Group	289,552	2,874,382	Metro	103,130	7,542,696
		73,828,262	Muenchener Rueckversicherungs	31,590	5,272,556
China—.3%			RWE	52,551	3,546,863
Foxconn International Holdings	4,094,000[a]	2,896,500	SAP	79,090	4,771,638
Denmark—.7%					61,643,029
Carlsberg, Cl. B	34,950	3,719,461	Hong Kong—2.1%
Pandora	64,398	3,754,464	AIA Group	480,600	1,400,824
		7,473,925	Esprit Holdings	2,010,082	9,859,416
Finland—1.5%			Hang Seng Bank	528,700	8,431,502
Nokia	1,450,839	12,573,164	Hongkong Land Holdings	313,000	2,144,050
Sampo, Cl. A	139,850	4,328,700	Pacific Basin Shipping	3,576,000	2,080,031
		16,901,864			23,915,823
France—12.3%			Ireland—.7%
Alcatel-Lucent	425,970[a]	2,108,512	CRH	94,105	2,169,976
Alstom	126,216	7,526,874	Dragon Oil	308,220[a]	2,988,803
Arkema	41,190	3,009,133	Smurfit Kappa Group	182,130[a]	2,261,985
BNP Paribas	91,000	7,105,098			7,420,764
Carrefour	172,110	8,450,410	Israel—.9%
Credit Agricole	292,214	5,129,250	Mizrahi Tefahot Bank	200,990	2,043,590
Danone	52,721	3,305,157	Teva Pharmaceutical Industries, ADR	153,210	7,675,821
EDF	156,180	6,964,586			9,719,411
France Telecom	625,953	13,846,530

60

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Italy—3.4%			Japan (continued)
Banco Popolare	340,580	1,189,064	Nintendo	9,320	2,730,889
Buzzi Unicem	148,450	2,099,761	Nippon Express	828,000	3,562,814
Enel	1,224,870	7,298,580	Nomura Holdings	589,600	3,733,425
ENI	158,954	3,875,910	NTN	409,000	2,189,866
Finmeccanica	586,551	7,341,398	Panasonic	426,800	5,744,231
Parmalat	400,943	1,228,291	Rengo	414,000	2,707,536
Saras	4,480,253[a]	11,524,289	Ricoh	433,800	5,716,477
Unipol Gruppo Finanziario	5,002,697	3,479,369	Ryohin Keikaku	66,500	3,162,215
		38,036,662	Secom	104,500	5,256,616
Japan—23.6%			Sekisui House	366,000	3,780,576
Asahi Kasei	415,000	2,861,194	Seven & I Holdings	257,900	7,178,514
Astellas Pharma	86,900	3,404,615	Shimachu	133,000	3,053,285
Bridgestone	135,400	2,770,730	Shimizu	1,047,000	4,479,555
Canon	107,900	5,196,822	Shin-Etsu Chemical	129,700	7,443,818
Central Japan Railway	757	6,764,464	SMC	14,100	2,404,437
Chuo Mitsui Trust Holdings	1,174,860	4,997,876	Softbank	101,300	4,154,532
Coca-Cola West	107,400	1,977,195	Sumitomo Mitsui Financial Group	374,800	14,134,320
Dainippon Screen Manufacturing	205,000	1,979,708	Sumitomo Trust & Banking	214,000	1,357,692
Daito Trust Construction	53,900	4,394,756	Taiyo Nippon Sanso	476,000	4,236,025
East Japan Railway	107,800	7,498,099	Tokyo Electron	45,800	2,989,695
Fuji Heavy Industries	240,000	2,056,598	Tokyo Gas	1,322,000	5,898,539
Fujitsu	656,000	4,426,527	Tokyo Steel Manufacturing	696,600	7,748,988
Hitachi	1,274,000	7,708,942	Toyo Suisan Kaisha	146,000	3,299,969
Honda Motor	136,200	5,902,194	Toyoda Gosei	207,200	4,852,945
INPEX	611	4,264,788	Toyota Motor	244,100	11,398,594
JFE Holdings	36,200	1,139,478	Ushio	47,100	966,124
Kaneka	304,000	2,229,693	Yahoo! Japan	4,492	1,688,515
Kao	131,700	3,541,837	Yamada Denki	116,240	8,852,457
KDDI	882	5,714,321	Yamato Holdings	180,000	2,882,465
Keihin	186,900	4,128,456			267,238,472
Makita	78,200	3,293,185	Luxembourg—.4%
Matsumotokiyoshi Holdings	185,000	4,143,023	ArcelorMittal	54,200	1,991,382
Medipal Holdings	589,400	5,591,032	L’Occitane International	637,750	1,526,407
Miraca Holdings	77,600	2,997,567	Subsea 7	58,313	1,498,382
Mitsubishi	236,000	6,522,780			5,016,171
Mitsubishi Gas Chemical	302,000	2,329,466	Netherlands—3.5%
Mitsubishi Tanabe Pharma	229,600	3,887,244	Aegon	597,132[a]	4,588,950
Mitsubishi UFJ Financial Group	2,801,800	15,515,132	European Aeronautic
NEC	871,000	2,395,636	Defence and Space	114,135[a]	3,301,230

The Funds	61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Netherlands (continued)			Switzerland (continued)
Heineken	73,125	3,769,975	Transocean	56,540[a]	4,643,205
ING Groep	471,250[a]	5,909,321	UBS	551,499[a]	10,951,627
Koninklijke Ahold	138,710	1,862,075	Zurich Financial Services	18,400	5,341,169
Koninklijke Philips Electronics	337,949	11,033,965			71,158,383
Nutreco	29,030	2,147,225	United Kingdom—20.8%
Royal Dutch Shell, Cl. A	143,935	5,177,139	Aberdeen Asset Management	475,700	1,622,425
Unilever	62,290	1,878,602	Anglo American	150,601	8,161,206
		39,668,482	BAE Systems	896,973	4,795,891
Norway—1.1%			Barclays	1,295,730	6,737,316
Norsk Hydro	379,729	3,119,091	BP	1,715,102	13,792,973
Telenor	304,200	5,043,565	British American Tobacco	176,230	7,053,325
TGS Nopec Geophysical	170,800	4,410,143	British Land	461,330	4,376,013
		12,572,799	BT Group	579,070	1,715,163
Singapore—1.6%			Burberry Group	139,080	2,710,878
DBS Group Holdings	1,084,680	12,093,696	Compass Group	310,960	2,798,003
United Overseas Bank	408,457	5,800,231	Drax Group	555,490	3,565,163
		17,893,927	easyJet	453,642[a]	2,636,424
Spain—2.4%			Eurasian Natural Resources	223,750	3,508,256
Banco Bilbao			GlaxoSmithKline	1,157,434	22,221,438
Vizcaya Argentaria	636,330	7,855,557	Home Retail Group	2,033,202	7,288,114
Banco Santander	718,400	8,857,815	HSBC Holdings	2,284,693	25,181,615
Gamesa Corp Tecnologica	644,666[a]	5,683,729	IMI	220,370	3,184,786
Iberdrola	601,496	5,248,336	Kingfisher	945,550	3,910,458
		27,645,437	Legal & General Group	1,120,120	2,163,252
Sweden—3.0%			Lonmin	116,898	3,489,039
Atlas Copco, Cl. A	120,290	3,021,684	Man Group	589,520	2,753,342
Electrolux, Ser. B	134,100	3,362,239	Old Mutual	1,212,420	2,591,820
Husqvarna, Cl. B	380,737	3,065,806	QinetiQ Group	990,325[a]	2,034,936
Investor, Cl. B	232,230	5,342,287	Reed Elsevier	329,000	2,938,933
Securitas, Cl. B	397,000	4,638,436	Resolution	1,903,475	8,948,938
Telefonaktiebolaget LM			Rexam	736,290	4,368,857
Ericsson, Cl. B	675,190	8,688,263	Rio Tinto	137,740	9,649,682
Volvo, Cl. B	315,560	5,460,619	Royal Dutch Shell, Cl. A	321,354	11,553,051
		33,579,334	Royal Dutch Shell, Cl. B	447,390	15,989,643
Switzerland—6.3%			Smith & Nephew	251,230	2,905,845
ABB	164,940[a]	4,033,405	Tesco	1,316,871	8,652,977
Adecco	59,930	4,034,680	Thomas Cook Group	1,163,240	3,575,913
Lonza Group	34,550	2,922,861	Unilever	628,057	18,623,012
Nestle	104,655	5,924,931	Vodafone Group	2,322,756	6,581,532
Novartis	261,836	14,682,656	WPP	251,340	3,458,714
Partners Group Holding	12,140	2,175,557			235,538,933
Roche Holding	109,080	16,448,292

62

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.8%	Shares	Value ($)
United States—.4%			Registered
iShares MSCI EAFE Index Fund	79,770	4,909,844	Investment Company;
Total Common Stocks			Dreyfus
(cost $979,142,577)		1,096,514,423	Institutional Preferred
			Plus Money Market Fund
			(cost $20,600,000)	20,600,000 [b] 20,600,000
Preferred Stocks—.9%
Germany			Total Investments
			(cost $1,006,547,238)	99.6%	1,127,640,108
ProSieben Sat.1 Media	114,670	3,709,930
Volkswagen	40,188	6,815,755	Cash and Receivables (Net)	.4%	4,225,935
Total Preferred Stocks			Net Assets	100.0%	1,131,866,043
(cost $6,804,661)		10,525,685

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.1	Information Technology	5.7
Consumer Discretionary	12.7	Utilities	4.2
Health Care	9.9	Telecommunication Services	3.8
Energy	9.7	Money Market Investment	1.8
Industrial	9.7	Exchange Traded Funds	.4
Consumer Staples	9.4
Materials	8.2		99.6

† Based on net assets.
See notes to financial statements.

The Funds	63

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Emerging Markets Fund
Common Stocks—90.6%	Shares	Value ($)		Shares	Value ($)
Brazil—9.5%			China (continued)
Banco do Brasil	797,700	14,263,478	China Vanadium
Banco Santander Brasil, ADS	1,093,240	13,315,663	Titano-Magnetite Mining	18,159,000[a]	7,041,626
Brasil Telecom, ADR	106,230	2,448,601	Evergrande Real Estate Group	13,728,000	6,451,525
Centrais Eletricas Brasileiras	262,103	3,702,020	Great Wall Motor, Cl. H	7,480,500	11,622,246
Cia de Saneamento de Minas Gerais	434,400	7,571,583	Guangzhou Automobile Group, Cl. H	6,387,254	8,201,405
Cia Energetica de Minas Gerais, ADR	108,842	1,835,076	Huaneng Power International, ADR	96,150	2,162,413
Cielo	1,025,700	8,094,387	Huaneng Power International, Cl. H	11,460,200	6,401,113
Fibria Celulose, ADR	463,600[a]	6,680,476	Industrial & Commercial
Fleury	774,600	10,265,615	Bank of China, Cl. H	43,926,475	33,728,855
Gafisa	1,158,000	7,127,010	Maanshan Iron & Steel, Cl. H	5,128,000	2,620,627
Gerdau, ADR	425,480	5,743,980	Perfect World, ADR	309,420[a]	6,565,892
Grendene	627,010	3,542,429	PetroChina, ADR	51,850	7,068,710
Itau Unibanco Holding, ADR	647,734	14,392,649	PetroChina, Cl. H	9,584,000	13,044,479
JBS	2,314,400	8,680,043	Renhe Commercial Holdings	69,400,000	10,426,040
Magnesita Refratarios	1,100,100[a]	5,481,325	Shanda Games, ADR	272,860[a]	1,664,446
Obrascon Huarte Lain Brasil	162,500	5,417,643	Sinotrans, Cl. H	17,585,600	4,809,621
Petroleo Brasileiro, ADR	1,360,000	51,753,010	TPV Technology	3,871,680	2,276,874
Porto Seguro	581,840	9,267,196	Weichai Power, Cl. H	998,000	6,637,956
Redecard	965,300	12,473,825	Weiqiao Textile, Cl. H	6,205,400	5,633,305
Rossi Residencial	1,203,300	9,329,589	Zhejiang Expressway, Cl. H	4,784,000	4,287,663
Tele Norte Leste					234,863,312
Participacoes, ADR	448,508	7,081,941	Hong Kong—6.6%
Vale, ADR	422,220	14,452,591	BYD Electronic International	11,894,500	7,560,064
		222,920,130	China Agri-Industries Holdings	14,893,519	15,126,828
China—10.1%			China Dongxiang Group	26,547,000	10,055,682
Asia Cement China Holdings	8,934,000	4,645,955	China Minsheng Bank, Cl. H	15,663,500	13,656,287
Beijing Capital International			China Mobile	3,970,400	37,241,618
Airport, Cl. H	15,558,000	7,751,032	China Mobile, ADR	225,840	10,675,457
Changyou.com, ADR	266,330[a]	9,968,732	China Power International
China Coal Energy, Cl. H	4,587,000	6,537,712	Development	25,880,920	5,117,696
China Construction Bank, Cl. H	36,601,229	32,004,927	CNOOC	10,085,000	22,894,556
China Pacific Insurance Group, Cl. H	615,600	2,489,908	Country Garden Holdings	15,811,000	6,273,240
China Petroleum & Chemical, ADR	34,178	3,506,663	Global Bio-Chem Technology Group	39,485,920[a]	5,627,808
China Petroleum & Chemical, Cl. H	10,980,000	11,194,299	Guangdong Investment	10,694,000	5,410,164
China Railway Construction, Cl. H	5,121,500	5,727,820	Hutchison Whampoa	577,000	6,793,901
China Railway Group, Cl. H	8,147,000	5,178,178	NWS Holdings	4,225,398	6,575,735
China Shenhua Energy, Cl. H	1,257,000	5,213,290			153,009,036

64

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Hungary—1.0%			Indonesia (continued)
MOL Hungarian Oil and Gas	124,920[a]	15,132,223	Indofood Sukses Makmur	15,570,000	8,383,778
OTP Bank	299,430[a]	8,961,206	Indosat	6,967,000	3,988,364
		24,093,429	International Nickel Indonesia	890,000	509,494
India—9.1%			Medco Energi Internasional	11,256,496	3,732,387
Apollo Tyres	5,785,710	6,672,132	Telekomunikasi Indonesia	7,442,900	6,285,734
Bank of India	824,240	7,858,995			42,079,947
Bharti Airtel	1,317,870	9,449,995	Israel—.1%
Chambal Fertilizers & Chemicals	5,039,790	7,493,310	Teva Pharmaceutical Industries, ADR	44,150	2,211,915
Glenmark Pharmaceuticals	808,270	4,493,490	Malaysia—2.8%
Hexaware Technologies	5,302,680	6,207,374	AMMB Holdings	4,594,700	9,353,577
Hindustan Petroleum	855,110	6,040,630	Axiata Group	5,937,700[a]	9,498,763
India Cements	5,352,845	10,158,166	Genting Malaysia	9,944,560	10,790,524
Jubilant Industries	13,534[a]	53,369	KNM Group	8,155,100[a]	6,817,081
Jubilant Life Sciences	1,388,840	5,031,918	Malayan Banking	3,302,859	9,333,108
Mahanagar Telephone Nigam	2,034,617[a]	1,820,435	Petronas Chemicals Group	1,738,300	3,589,998
Mahanagar Telephone Nigam, ADR	274,750[a]	505,540	Tenaga Nasional	7,336,512	15,151,623
NMDC	1,270,046	7,378,401			64,534,674
Oil & Natural Gas	1,161,802	6,944,785	Mexico—2.1%
Patni Computer Systems	419,920	4,151,424	America Movil, ADR, Ser. L	271,460	15,587,233
Reliance Industries	1,125,812	23,975,241	Consorcio ARA	4,750,700	2,802,727
Rolta India	2,095,190	6,468,355	Desarrolladora Homex, ADR	233,750[a]	6,365,012
Shree Renuka Sugars	9,806,920	15,425,885	Fomento Economico Mexicano, ADR	232,430	13,069,539
Sintex Industries	6,722,560	21,772,391	Grupo Continental	1,187,290	4,085,985
State Bank of India	154,820	8,989,579	Grupo Financiero Banorte, Cl. O	1,257,900	5,706,152
State Bank of India, GDR	76,760[b]	9,065,356	Industrias CH, Ser. B	446,700[a]	1,771,667
Sterlite Industries India	1,023,440	3,694,684			49,388,315
Sterlite Industries India, ADR	810	11,939	Mongolia—.4%
Tata Consultancy Services	660,890	16,096,653	Mongolian Mining	7,611,500	9,656,089
Tata Motors	614,870	14,126,863	Philippines—.2%
Welspun	1,911,850	7,954,492	Bank of the Philippine Islands	3,601,408	4,597,806
		211,841,402	Poland—1.2%
Indonesia—1.8%			Asseco Poland	482,063	8,613,520
Astra International	1,476,500	8,711,877	Bank Pekao	49,280	2,824,591
Bank Mandiri	9,347,500	6,145,837	KGHM Polska Miedz	159,100	9,734,873
Bank Pembangunan Daerah			Telekomunikacja Polska	1,012,170	6,101,427
Jawa Barat dan Banten	33,448,000	4,322,476			27,274,411

The Funds	65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Russia—6.8%			South Korea (continued)
Gazprom, ADR	2,346,610	69,037,266	Hyundai Mipo Dockyard	66,708	10,225,033
LUKOIL, ADR	664,330	47,001,347	Hyundai Mobis	96,468	22,436,406
Magnitogorsk			Jinro	97,640	2,686,149
Iron & Steel Works, GDR	376,280[b,c]	5,437,246	KB Financial Group	248,568	12,156,961
MMC Norilsk Nickel, ADR	461,629	11,148,340	KB Financial Group, ADR	73,390	3,577,762
Rosneft Oil, GDR	526,820[b]	4,973,181	Korea Electric Power	464,805[a]	11,366,339
Sberbank of Russian, GDR	25,590	9,887,671	Korea Electric Power, ADR	58,910	718,702
VimpelCom, ADR	850,520	12,009,342	Korea Exchange Bank	1,299,540	10,512,382
		159,494,393	Korean Reinsurance	423,106	4,292,353
South Africa—7.1%			KT	198,034	6,860,523
Anglo Platinum	155,021[a]	15,073,496	KT, ADR	195,470	3,868,351
AngloGold Ashanti, ADR	27,937	1,364,443	KT&G	176,713	8,971,475
ArcelorMittal South Africa	392,658	5,085,238	Kukdo Chemical	79,030	3,487,081
Aveng	1,977,351	10,388,725	LG Electronics	26,509	2,607,096
Exxaro Resources	513,020	11,233,020	Lotte Chilsung Beverage	1,061[a]	863,916
FirstRand	3,551,850	9,993,643	Nong Shim	51,201	9,413,199
JD Group	835,318	6,262,635	POSCO	41,615	16,960,882
MTN Group	1,648,959	29,106,939	POSCO, ADR	21,520	2,218,282
Murray & Roberts Holdings	2,047,350	7,351,347	Samsung Electronics	82,284	67,291,128
Nedbank Group	530,440	9,736,479	Samsung Fire & Marine Insurance	33,982	6,729,258
Sappi	980,787[a]	5,206,447	Shinhan Financial Group	100,193	4,181,181
Sasol	452,723	24,771,832	Shinsegae	13,386	2,959,117
Sasol, ADR	36,790	2,018,667	SK Chemicals	58,867	3,066,832
Standard Bank Group	1,687,874	24,205,992	SK Holdings	61,512	7,221,318
Telkom	791,230	4,028,597	SK Innovation	52,613	8,157,777
		165,827,500	SK Telecom	39,489	5,703,014
South Korea—14.1%			SK Telecom, ADR	376,730	6,626,681
Busan Bank	870,620	10,452,223	Tong Yang Life Insurance	742,290	8,319,646
Chong Kun Dang Pharmaceutical	150,430	3,065,512	Woori Finance Holdings	353,140[a]	4,270,909
CJ Cheiljedang	42,951	7,592,012	Youngone	384,018	4,082,945
Daegu Bank	649,200	8,771,807	Youngone Holdings	118,492	3,202,061
Daehan Steel	237,030	2,009,814	Yuhan	65,958	8,882,839
Grand Korea Leisure	523,770	8,770,879			330,332,926
Hana Financial Group	160,960	6,417,579	Taiwan—10.5%
Hite Brewery	55,864[a]	5,023,875	Advanced Semiconductor
Hyundai Development	159,030[a]	4,311,627	Engineering	5,654,618	6,330,009

66

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Taiwan (continued)			Thailand (continued)
Asia Cement	8,399,727	8,428,811	Krung Thai Bank	8,379,000[d]	4,494,378
Asustek Computer	683,974	6,185,128	Krung Thai Bank	9,535,100	5,114,494
AU Optronics	2,881,000[a]	2,605,268	PTT Exploration & Production	811,000	4,780,859
AU Optronics, ADR	1,004,070[a]	9,016,548			49,284,551
Chinatrust Financial Holding	9,609,599	7,494,628	Turkey—2.7%
Chroma Ate	1,533,000	4,545,352	Arcelik	1,321,780	6,134,547
Chunghwa Telecom	1,577,600	4,672,288	Asya Katilim Bankasi	3,086,720	4,981,228
CTCI	7,988,000	8,861,532	Haci Omer Sabanci Holding	1,506,694	6,050,337
First Financial Holding	3,523,161	2,860,266	KOC Holding	1,804,580	7,562,587
Fubon Financial Holding	8,232,978	10,392,588	Turk Telekomunikasyon	3,327,760	14,820,110
HON HAI Precision Industry	6,938,568	25,424,544	Turkcell Iletisim Hizmet	768,730	4,308,254
HTC	641,100	22,952,617	Turkcell Iletisim Hizmet, ADR	22,010	309,681
KGI Securities	6,639,000	3,180,346	Turkiye Halk Bankasi	973,020	7,059,911
Nan Ya Printed Circuit Board	3,151,440	11,229,793	Turkiye Is Bankasi, Cl. C	3,835,811	11,948,296
Powertech Technology	4,296,250	14,948,125			63,174,951
Quanta Computer	6,823,000	13,326,261	United Kingdom—.6%
Siliconware Precision			African Barrick Gold	1,178,500	11,092,621
Industries	2,238,000	3,077,090	JKX Oil & Gas	567,251	2,801,490
SinoPac Financial Holdings	24,813,225	10,218,241			13,894,111
Taishin Financial Holdings	16,939,164[a]	8,740,921	United States—1.8%
Taiwan Semiconductor			iShares MSCI Emerging
Manufacturing	3,227,517	7,649,173	Markets Index Fund	929,831	42,576,961
Taiwan Semiconductor			Total Common Stocks
Manufacturing, ADR	1,903,157	23,389,799	(cost $1,858,414,069)	2,117,164,837
Tatung	20,833,000[a]	4,839,346
Transcend Information	2,623,040	6,877,908	Preferred Stocks—7.1%
United Microelectronics	19,269,397	9,975,753
			Brazil
United Microelectronics, ADR	504,000	1,411,200
			Banco Bradesco	1,200,756	23,094,237
Young Fast Optoelectronics	852,000	7,475,443
			Banco do Estado do
		246,108,978	Rio Grande do Sul	1,071,200	11,717,658
Thailand—2.1%			Bradespar	409,200	10,619,820
Asian Property Development	25,403,400	5,016,910	Cia de Bebidas das Americas	214,200	5,690,371
Bangchak Petroleum	6,766,800	3,897,530	Cia de Tecidos do Norte de
Bangkok Bank	928,300	4,687,212	Minas—Coteminas	721,960	2,126,220
Banpu	275,600	6,139,956	Cia Energetica de
Kasikornbank	4,014,500	15,153,212	Minas Gerais	544,358	9,046,459

The Funds	67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Preferred Stocks (continued)	Shares	Value ($)	Other Investment—1.6%	Shares	Value ($)
Brazil (continued)			Registered Investment Company;
Cia Paranaense de Energia, Cl. B	715,100	17,965,609	Dreyfus Institutional
Gerdau	81,600	1,078,485	Preferred Plus
Itau Unibanco Holding	855,135	19,016,706	Money Market Fund
			(cost $36,800,000)	36,800,000 [e] 36,800,000
Petroleo Brasileiro	1,087,800	18,685,734
Usinas Siderurgicas de			Total Investments
Minas Gerais, Cl. A	280,200	3,199,784	(cost $2,017,983,399)	99.3%	2,320,878,116
Vale, Cl. A	1,498,500	44,672,196	Cash and Receivables (Net)	.7%	16,482,809
Total Preferred Stocks
(cost $122,769,330)		166,913,279	Net Assets	100.0%	2,337,360,925

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $19,475,783 or .8% of net assets.
c The valuation of this security has been determined in good faith by management under the direction of the Board of Directors.At February 28, 2011, the value of this security amounted to $5,437,246 or .2% of net assets.
[d] Foreign ownership limit is 25% of total shares outstanding.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	23.4	Consumer Staples	4.6
Energy	16.4	Utilities	3.7
Information Technology	14.3	Exchange Traded Funds	1.8
Materials	11.8	Money Market Investment	1.6
Telecommunication Services	8.9	Health Care	1.5
Consumer Discretionary	6.3
Industrial	5.0		99.3

† Based on net assets.
See notes to financial statements.

68

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—100.2%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.5%			Consumer Staples (continued)
Adidas, ADR	11,075	355,397	Coca Cola Hellenic Bottling, ADR	11,185	304,456
Bridgestone, ADR	14,362	590,278	Coca-Cola Amatil, ADR	65,681	1,610,498
British Sky Broadcasting Group, ADR	13,695	703,101	Danone, ADR	76,602	960,589
Casio Computer, ADR	4,290	378,052	Delhaize Group, ADR	16,273	1,260,995
Compass Group, ADR	42,121	379,931	Diageo, ADR	11,998	938,963
Daimler	31,607[a]	2,230,190	Foster’s Group, ADR	120,506	698,935
Denso, ADR	46,288	866,974	Heineken, ADR	18,509	476,237
Electrolux, Cl. B, ADR	12,867	644,508	Henkel & Co., ADR	14,272	863,313
Fiat, ADR	39,395	368,343	Imperial Tobacco Group, ADR	13,287	850,501
Hennes & Mauritz, ADR	170,906	1,114,307	J. Sainsbury, ADR	14,245	349,430
Honda Motor, ADR	52,848	2,308,929	Kao, ADR	22,970	618,352
Intercontinental Hotels Group, ADR	25,633	573,154	Kirin Holdings, ADR	35,382	505,255
Kingfisher, ADR	66,928	552,825	Koninklijke Ahold, ADR	35,754	478,746
LVMH Moet Hennessy			L’Oreal, ADR	44,914	1,043,352
Louis Vuitton, ADR	38,319	1,208,198	Nestle, ADR	93,755	5,308,408
Marks & Spencer Group, ADR	33,455	376,369	Sabmiller, ADR	24,142	813,827
Marui Group, ADR	32,401	582,570	Shiseido, ADR	22,862	466,842
Mediaset, ADR	21,720	419,196	Tesco, ADR	77,821	1,558,755
Nissan Motor, ADR	52,962	1,080,425	Unilever (NY Shares)	26,103	789,355
Panasonic, ADR	43,520	586,214	Unilever, ADR	15,990	474,903
Pearson, ADR	21,712	372,795	Yamazaki Baking, ADR	5,023	609,406
Peugeot, ADR	12,756[a]	512,536			24,616,443
Publicis Groupe, ADR	42,032	1,197,492	Energy—8.7%
Reed Elsevier, ADR	10,831	387,100	BG Group, ADR	20,587	2,506,261
Sega Sammy Holdings, ADR	109,384	613,644	BP, ADR	83,895	4,066,391
Sharp, ADR	40,118	433,274	ENI, ADR	41,275	2,016,284
Sodexo, ADR	26,462	1,826,143	Repsol, ADR	29,557	994,593
Sony, ADR	29,922	1,102,326	Royal Dutch Shell, Cl. A, ADR	46,998	3,395,605
Sumitomo Electric Industries, ADR	3,702	539,960	Royal Dutch Shell, Cl. B, ADR	39,993	2,884,295
Toyota Motor, ADR	36,048	3,363,278	Statoil, ADR	32,955	869,682
Volkswagen, ADR	14,318	434,551	Technip, ADR	8,428	830,579
Wolters Kluwer, ADR	11,972	282,060	Total, ADR	62,169	3,810,960
WPP, ADR	8,629	593,503	Woodside Petroleum, ADR	21,015	924,660
		26,977,623			22,299,310
Consumer Staples—9.6%			Financial—24.5%
Aeon, ADR	79,968	1,002,799	Aegon (NY Shares)	99,300[a]	763,617
Ajinomoto, ADR	4,423	506,920	Ageas, ADR	140,757	449,015
British American Tobacco, ADR	26,200	2,125,606

The Funds	69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Financial (continued)
Allianz, ADR	159,470	2,302,747	National Australia Bank, ADR	67,129	1,769,520
Alpha Bank, ADR	55,424[a]	92,558	National Bank of Greece, ADR	136,731	257,054
Australian & New Zealand			Nomura Holdings, ADR	119,257	752,512
Banking Group, ADR	84,598	2,089,571	ORIX, ADR	10,179	571,245
AXA, ADR	72,000	1,507,680	Prudential, ADR	60,650	1,400,409
Banco Bilbao Vizcaya Argentaria, ADR	116,298	1,430,465	Shinsei Bank, ADR	57,546[a]	149,044
Banco Santander, ADR	217,127	2,670,662	Shizuoka Bank, ADR	3,560	334,144
Bank of Yokohama, ADR	8,083	434,461	Sino Land, ADR	37,855	343,114
Barclays, ADR	69,444	1,442,352	Social Generale, ADR	109,645	1,539,416
BNP Paribas, ADR	49,361	1,930,509	Sumitomo Mitsui Financial Group, ADR	129,196	979,306
British Land, ADR	47,476	455,770	Sumitomo Trust & Banking, ADR	75,933	487,490
Capitaland, ADR	45,596	230,260	Sun Hung Kai Properties, ADR	49,737	805,739
Cheung Kong Holdings, ADR	50,143	780,225	Swiss Reinsurance, ADR	15,329	935,376
City Developments, ADR	87,591	772,553	Tokio Marine Holdings, ADR	33,355	1,094,711
Commerzbank, ADR	37,925[a]	329,568	Tokyu Land, ADR	10,001	571,276
Commonwealth Bank of Australia, ADR	15,823[b]	2,567,212	UBS	106,851[a]	2,120,992
Credit Agricole, ADR	22,091	192,634	United Overseas Bank, ADR	24,700	705,185
Credit Suisse Group, ADR	34,774	1,607,602	Westfield Group, ADR	28,114	563,686
Daiwa House Industry, ADR	4,061	522,813	Westpac Banking, ADR	19,023	2,300,261
Daiwa Securities Group, ADR	89,390	486,282	Zurich Financial Services, ADR	49,197	1,424,745
Danske Bank, ADR	27,008[a]	313,293			62,705,863
Deutsche Bank	29,483	1,892,219	Health Care—8.0%
Erste Group Bank, ADR	4,433	116,854	AstraZeneca, ADR	31,412	1,544,528
Hachijuni Bank, ADR	2,799	178,828	Bayer, ADR	24,830	1,930,036
Hang Seng Bank, ADR	32,669	524,664	Cie Generale d’Opitique Essilor
HSBC Holdings, ADR	88,078	4,852,217	International, ADR	15,084	538,197
Hysan Development, ADR	89,301	811,746	Eisai, ADR	28,923	1,086,926
ING Groep, ADR	146,569[a]	1,839,441	Elan, ADR	9,218[a]	58,534
Intesa Sanpaolo, ADR	146,334	2,973,507	Fresenius Medical Care & Co., ADR	7,675	509,467
Legal & General Group, ADR	92,800	903,872	GlaxoSmithKline, ADR	53,399	2,061,735
Lend Lease Group, ADR	184,716	1,732,636	Novartis, ADR	37,887	2,131,901
Lloyds Banking Group, ADR	191,480[a]	773,579	Novo Nordisk, ADR	23,115	2,927,746
Mitsubishi Estate, ADR	5,695	1,162,293	Olympus, ADR	62,140	1,825,673
Mitsubishi UFJ Financial Group, ADR	257,292	1,422,825	Roche Holding, ADR	78,216	2,937,793
Mizuho Financial Group, ADR	109,542	456,790	Sanofi-Aventis, ADR	48,739	1,685,395
MS&AD Insurance Group Holdings, ADR	44,902	587,318	Smith & Nephew, ADR	6,393	370,474

70

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Teva Pharmaceutical Industries, ADR	17,900	896,790	Orkla, ADR	26,607	244,784
		20,505,195	Rolls-Royce Group, ADR	14,497	732,099
Industrial—11.7%			Ryanair Holdings, ADR	160	4,563
ABB, ADR	60,572	1,484,620	Sandvik, ADR	50,376	964,197
Air France, ADR	40,458[a]	661,488	Secom, ADR	37,120	471,424
All Nippon Airways, ADR	79,722[a]	581,971	Siemens, ADR	21,311	2,865,051
Asahi Glass, ADR	66,076	931,672	SKF, ADR	38,690	1,079,838
Atlas Copco, Cl. A, ADR	47,447	1,195,190	Sumitomo, ADR	28,536	419,479
Atlas Copco, Cl. B, ADR	47,220	1,068,116	Swire Pacific, Cl. A, ADR	43,906	616,879
Bae Systems, ADR	121	2,589	TNT, ADR	18,567	489,240
Dai Nippon Printing, ADR	30,828	418,336	Toppan Printing, ADR	7,981	362,417
Deutsche Lufthansa, ADR	34,416[a]	700,710	TOTO, ADR	4,089	342,127
European Aeronautic Defence			Vestas Wind Systems, ADR	4,708[a]	54,142
and Space, ADR	19,043[a]	552,057	Volvo, ADR	65,152[a]	1,125,175
Experian, ADR	32,340	410,395			30,125,750
Hutchison Whampoa, ADR	9,330	537,128	Information Technology—5.2%
International Consolidated			Advantest, ADR	17,445	362,682
Airlines Group, ADR	22,962[a]	411,020	Alcatel-Lucent, ADR	87,481[a]	428,657
Invensys, ADR	88,290	511,199	Canon, ADR	37,897	1,829,667
ITOCHU, ADR	29,705	621,726	Computershare, ADR	47,642	468,797
Kajima, ADR	12,417	330,393	Dassault Systemes, ADR	6,885	527,253
Kawasaki Heavy Industries, ADR	38,754	627,040	Fujifilm Holdings, ADR	19,819	693,269
Keppel, ADR	37,443	666,485	Fujitsu, ADR	13,602	460,564
Komatsu, ADR	35,588	1,087,569	Hitachi, ADR	11,435	694,791
Koninklijke Philips Electronics			Kyocera, ADR	7,112	742,706
(NY Shares)	11,842	387,233
			Mitsubishi Electric, ADR	45,775	1,073,424
Kubota, ADR	16,871	864,470
			NICE Systems, ADR	4,300	148,974
Marubeni, ADR	5,423	412,961
			Nintendo, ADR	24,953	914,527
Metso, ADR	18,812	972,392
			Nokia, ADR	93,814	809,615
Mitsubishi, ADR	21,557	1,198,138
			Omron, ADR	21,660	602,581
Mitsui & Co., ADR	2,811	1,026,549
			Ricoh, ADR	4,031	268,263
MTR, ADR	9,562	353,794
			Sage Group, ADR	16,187	299,460
Neptune Orient Lines, ADR	77,900[a]	498,560
			SAP, ADR	20,862	1,260,065
Nidec, ADR	25,281	588,289
			TDK, ADR	8,571	576,143
Nippon Yusen, ADR	63,873	562,082
			Telefonaktiebolaget LM Ericsson, ADR	69,804[a]	896,283
NSK, ADR	36,210	690,163

The Funds	71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Telecommunications—5.2%
Trend Micro, ADR	12,337	381,213	BT Group, ADR	23,103	690,780
		13,438,934	Deutsche Telekom, ADR	65,534	879,466
Materials—11.6%			France Telecom, ADR	42,002	932,864
Air Liquide, ADR	36,988	956,510	Hellenic Telecommunications
Akzo Nobel, ADR	5,605	381,813	Organization, ADR	7,159	35,580
Alumina, ADR	49,520	485,296	Koninklijke KPN, ADR	40,229	652,917
Amcor, ADR	26,296	754,432	Nippon Telegraph &
Anglo American, ADR	82,394	2,227,110	Telephone, ADR	21,882	535,671
ArcelorMittal (NY Shares)	16,205	594,237	NTT DOCOMO, ADR	46,365	870,735
Asahi Kasei, ADR	44,485	616,117	Portugal Telecom, ADR	17,340	202,878
BASF, ADR	31,896	2,651,196	Singapore
			Telecommunications, ADR	23,960	558,028
BHP Billiton, ADR	78,638	6,952,413
			Swisscom, ADR	7,236	320,048
Boral, ADR	29,021	658,777
			Telecom Corp of
CRH, ADR	4,053	93,503	New Zealand, ADR	13,228	104,633
James Hardie Industries, ADR	15,724[a]	525,653	Telecom Italia, ADR	50,766	735,158
Johnson Matthey, ADR	6,130	370,926	Telefonica, ADR	100,128	2,560,273
Kobe Steel, ADR	52,450	719,614	Telenor, ADR	6,496	323,891
Koninklijke DSM, ADR	9,446	138,667	Telstra, ADR	30,948	441,628
Lafarge, ADR	20,620	310,125	Vodafone Group, ADR	120,224	3,440,811
Newcrest Mining, ADR	17,239	671,287			13,285,361
Nippon Steel, ADR	21,965	799,746	Utilities—5.2%
Nisshin Steel, ADR	6,880	307,345	Centrica, ADR	44,440	991,012
Nitto Denko, ADR	15,310	921,356	CLP Holdings, ADR	80,013	654,506
Norsk Hydro, ADR	40,233	331,118	E.ON, ADR	56,894	1,868,968
OJI Paper, ADR	848	42,022	Enel, ADR	168,807	1,007,778
Rexam, ADR	13,836	413,005	Energias de Portugal, ADR	11,130	422,717
Rio Tinto, ADR	38,400	2,729,472	GDF Suez, ADR	36,436	1,481,488
Stora Enso, ADR	52,234	588,155	Hong Kong & China Gas, ADR	255,054	561,119
Sumitomo Metal Industries, ADR	22,929	584,460	Iberdrola, ADR	49,223	1,711,484
Svenska Cellulosa, ADR	38,119	633,157	International Power, ADR	11,394	620,403
Syngenta, ADR	17,795	1,197,959	National Grid, ADR	15,108	705,846
Teijin, ADR	14,424	695,408	RWE, ADR	21,130	1,425,219
Toray Industries, ADR	8,528	647,957	Scottish & Southern Energy, ADR	35,782	729,237
UPM-Kymmene, ADR	39,622	786,893	United Utilities Group, ADR	14,047	270,826
		29,785,729

72

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—.2%	Shares	Value ($)
Utilities (continued)				Registered Investment Company;
Veolia Enviroment, ADR	26,277		863,988	Dreyfus Institutional
			13,314,591	Preferred Plus
Total Common Stocks				Money Market Fund
(cost $264,825,787)			257,054,799	(cost $408,000)	408,000 [d]	408,000
				Total Investments
	Principal			(cost $265,478,766)	100.5%	257,707,782
Short-Term Investments—.1%	Amount ($)		Value ($)
				Liabilities, Less Cash
U.S. Treasury Bills;				and Receivables	(.5%)	(1,183,897)
0.13%, 3/24/11
(cost $244,979)	245,000	[c]	244,983	Net Assets	100.0%	256,523,885

ADR—American Depository Receipts

a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $2,567,212 or 1.0% of net assets.
c Held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.5	Health Care	8.0
Industrial	11.7	Information Technology	5.2
Materials	11.6	Telecommunications	5.2
Consumer Discretionary	10.5	Utilities	5.2
Consumer Staples	9.6	Short-Term/Money Market Investments	.3
Energy	8.7		100.5

† Based on net assets.
See notes to financial statements.

The Funds	73

STATEMENT OF FINANCIAL FUTURES

February 28, 2011 (Unaudited)

		Market Value
BNY Mellon	Number of	Covered by		Unrealized
International Appreciation Fund	Contracts	Contracts ($)	Expiration	Appreciation ($)
Financial Futures Long
DJ Euro STOXX 50	12	498,937	March 2011	4,937
FTSE 100	5	485,540	March 2011	5,830
SPI 200 Futures	3	368,521	March 2011	1,186
TOPIX	9	1,046,269	March 2011	21,244
				33,197

See notes to financial statements.

74

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Balanced Fund
	Coupon	Maturity	Principal
Bonds and Notes—34.5%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—1.0%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	300,000	297,628
Americredit Automobile Receivables Trust, Ser. 2010-3, Cl. A3	1.14	4/8/15	650,000	649,177
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	374,468	375,033
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	1,895,014	1,914,944
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	194,222	197,887
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	288,878	290,682
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	360,000	357,499
				4,082,850
Automotive, Trucks & Parts—.2%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	750,000	833,388
Banks—2.3%
Bank of America, Sub. Notes	5.49	3/15/19	2,520,000	2,579,212
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	1,415,000	1,503,643
Citigroup, Sub. Notes	5.00	9/15/14	500,000	526,176
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	519,212
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	600,000	616,892
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	760,000	822,588
Lloyds TSB Bank, Bank Gtd. Notes	6.38	1/21/21	900,000	933,030
Morgan Stanley, Sub. Notes	4.75	4/1/14	1,090,000	1,140,451
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	585,000	606,965
				9,248,169
Commercial & Professional Services—.2%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	870,000[a]	873,814
Seminole Tribe of Florida, Notes	7.75	10/1/17	105,000[a,b]	111,956
				985,770
Commercial Mortgage Pass-Through Ctfs.—1.2%
Banc of America Commercial Mortgage, Ser. 2005-6, Cl. A2	5.17	9/10/47	24,496[c]	24,494
Bear Stearns Commercial Mortgage Securities,
Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	695,000	701,501
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	825,517[c]	839,324
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	380,000	383,467
GMAC Commercial Mortgage Securities, Ser. 2001-C1, Cl. D	7.03	4/15/34	635,000[c]	634,268
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	26,803	27,296
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2001-CIB2, Cl. A3	6.43	4/15/35	736,053	742,578
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	51,172[c]	51,206
Merrill Lynch Mortgage Trust, Ser. 2005-CKI1, Cl. A2FL	0.39	11/12/37	302,613[c]	299,563
Morgan Stanley Capital I, Ser. 2007-IQ14, Cl. A1	5.38	4/15/49	240,889	245,364
Prudential Mortgage Capital Funding, Ser. 2001-ROCK, Cl. A2	6.61	5/10/34	177,351	177,330

The Funds	75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Cl. A1	4.04	2/15/35	57,452	57,718
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Cl. A4	5.24	7/15/42	27,115[c]	27,323
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. A1	5.69	6/15/49	396,598	402,242
				4,613,674
Diversified Financial Services—1.1%
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	710,000	812,446
General Electric Capital, Sub. Notes	5.30	2/11/21	280,000	288,205
General Electric Capital, Notes	5.63	9/15/17	795,000	871,847
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	1,042,000[a]	1,092,102
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	840,000	902,082
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	545,000	568,674
				4,535,356
Electric Utilities—.1%
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	510,000	528,515
Entertainment—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	289,000[a]	279,584
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	362,000[a]	350,206
				629,790
Food & Beverages—.6%
Diageo Finance, Gtd. Notes	5.50	4/1/13	655,000	711,289
General Mills, Sr. Unscd. Notes	5.65	2/15/19	195,000	217,057
Kraft Foods, Sr. Unscd. Notes	5.38	2/10/20	1,020,000	1,086,974
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	570,000	597,498
				2,612,818
Foreign/Governmental—.6%
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	1,155,000	1,182,074
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	825,000	913,687
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	185,000	212,287
				2,308,048
Industrials—.2%
CRH America, Gtd. Notes	5.30	10/15/13	605,000	647,323
Manufacturing—.2%
Tyco International Finance, Gtd. Notes	3.38	10/15/15	900,000	922,601
Media & Telecommunications—1.9%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	670,000	750,017
AT&T, Sr. Unscd. Notes	5.88	8/15/12	695,000	745,082
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	640,000	723,285
Comcast, Gtd. Notes	5.90	3/15/16	1,015,000	1,129,929
News America, Gtd. Notes	6.15	3/1/37	250,000	254,077
Rogers Communications, Gtd. Notes	6.38	3/1/14	530,000	597,581

76

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	1,080,000	1,137,650
Time Warner Cable, Gtd. Notes	4.13	2/15/21	950,000	892,615
Time Warner, Gtd. Notes	3.15	7/15/15	435,000	442,087
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	1,050,000	1,146,783
				7,819,106
Municipal Bonds—1.3%
California, GO (Build America Bonds)	7.30	10/1/39	1,350,000	1,425,641
Illinois, GO	4.42	1/1/15	440,000	440,607
Los Angeles Community College District, GO (Build America Bonds)	6.75	8/1/49	1,275,000	1,366,150
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	525,000	519,152
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	750,000	814,320
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	495,000	499,698
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	365,000	367,811
				5,433,379
Oil & Gas—.4%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	700,000	734,081
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	675,000	680,960
Shell International Finance, Gtd. Notes	3.10	6/28/15	250,000	257,124
				1,672,165
Property & Casualty Insurance—.4%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	535,000	659,558
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	805,000	862,658
				1,522,216
Real Estate—.2%
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	685,000	747,793
Software—.3%
Microsoft, Sr. Unscd. Notes	5.30	2/8/41	85,000	85,956
Oracle, Sr. Unscd. Notes	5.75	4/15/18	1,060,000	1,193,968
				1,279,924
Transportation—.1%
GATX, Sr. Unscd. Notes	4.75	5/15/15	250,000	261,946
U.S. Government Agencies—.5%
Federal Home Loan Banks, Bonds	3.63	10/18/13	470,000	500,125
Federal National Mortgage Association, Notes	3.00	9/16/14	530,000[d]	554,849
Federal National Mortgage Association, Notes	4.38	7/17/13	775,000[d]	835,550
				1,890,524

The Funds	77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government
Mortgage-Backed—11.0%			Securities (continued)
Federal Home Loan Mortgage Corp.:			U.S. Treasury Notes (continued):
4.50%, 3/1/21—12/1/40	3,153,227[d]	3,224,519	2.63%, 11/15/20	4,390,000[b]	4,108,079
5.00%, 4/1/22—7/1/40	4,581,679[d]	4,810,982	4.00%, 11/15/12	3,500,000	3,706,035
5.50%, 12/1/37—12/1/38	3,062,578[d]	3,280,394	4.25%, 8/15/13	2,655,000	2,873,623
6.00%, 12/1/37—6/1/39	2,168,261[d]	2,358,805	4.25%, 11/15/13	1,065,000	1,158,936
6.50%, 4/1/39	1,288,462[d]	1,440,000	4.50%, 11/15/15	1,325,000	1,476,030
Federal National Mortgage Association:			5.13%, 5/15/16	1,365,000	1,563,352
4.00%	5,430,000[d,e]	5,355,338			42,207,455
4.50%	1,490,000[d,e]	1,519,101	Total Bonds and Notes
3.50%, 1/1/26	1,377,188[d]	1,383,414	(cost $134,813,128)		138,857,122
4.00%, 9/1/24—3/1/25	2,295,717[d]	2,368,556
4.50%, 3/1/23—5/1/40	5,771,240[d]	5,948,068
5.00%, 4/1/23	747,309[d]	794,513	Common Stocks—30.7%	Shares	Value ($)
5.50%, 4/1/36—6/1/38	3,243,328[d]	3,487,747	Consumer Discretionary—4.0%
6.00%, 4/1/33—10/1/38	3,143,122[d]	3,438,605	Amazon.com	4,010[g]	694,893
6.50%, 10/1/36—1/1/39	1,485,492[d]	1,664,309
			Autoliv	11,160	835,772
Ser. 2003-64, Cl. BC,
5.50%, 3/25/30	836,869[d]	867,755	Carnival	25,810	1,101,313
Government National			DIRECTV, Cl. A	32,990[g]	1,516,550
Mortgage Association I;			Ford Motor	141,820[g]	2,134,391
5.00%, 11/15/34—3/15/36	1,996,048	2,132,206	General Motors	16,987	569,574
		44,074,312	Limited Brands	28,920	926,018
U.S. Government Securities—10.5%			Mattel	54,640	1,369,278
U.S. Treasury Bonds;			Newell Rubbermaid	126,530	2,447,090
3.88%, 8/15/40	450,000	404,086	News, Cl. B	48,280[b]	888,352
U.S. Treasury Inflation			Omnicom Group	46,410	2,362,269
Protected Securities:
			Stanley Black & Decker	9,040	685,503
Bonds, 2.38%, 1/15/27	1,407,380[f]	1,557,904
Notes, 0.50%, 4/15/15	662,415[f]	687,928	Time Warner	18,883	721,331
Notes, 0.63%, 4/15/13	585,848[f]	611,434			16,252,334
Notes, 1.38%, 7/15/18	1,112,903[f]	1,185,329	Consumer Staples—2.6%
Notes, 1.38%, 1/15/20	937,488[f]	981,872	Energizer Holdings	18,800[g]	1,256,404
Notes, 2.38%, 1/15/17	1,407,380[f]	1,587,481
			Nestle, ADR	19,070	1,079,743
U.S. Treasury Notes:
			PepsiCo	41,960	2,661,103
0.38%, 9/30/12	110,000	109,815
0.50%, 11/30/12	555,000	554,371	Philip Morris International	27,690	1,738,378
0.50%, 10/15/13	1,650,000	1,629,632	Unilever, ADR	96,440	2,864,268
0.75%, 8/15/13	3,000,000	2,990,157	Walgreen	14,990	649,667
0.75%, 9/15/13	1,550,000	1,542,977			10,249,563
0.75%, 12/15/13	470,000[b]	465,961
			Energy—4.4%
1.00%, 3/31/12	120,000	120,900
1.00%, 1/15/14	1,000,000[b]	996,953	Alpha Natural Resources	13,260[b,g]	718,957
1.13%, 12/15/12	6,555,000	6,616,197	Anadarko Petroleum	19,350	1,583,410
1.25%, 2/15/14	1,240,000[b]	1,243,293	Apache	10,390	1,294,802
1.38%, 5/15/13	150,000	151,981	Cameron International	11,820[g]	698,917
1.75%, 7/31/15	3,160,000	3,145,199
			Chevron	28,130	2,918,488
2.38%, 7/31/17	750,000	737,930

78

BNY Mellon Balanced Fund (continued)
Common Stocks (continued)	Shares	Value ($)			Shares	Value ($)
Energy (continued)				Industrial (continued)
ENSCO, ADR	23,220	1,302,642		Thomas & Betts	13,100[g]	725,609
Halliburton	30,620	1,437,303		Tyco International	16,862	764,523
Hess	27,940	2,431,618				14,181,806
Newfield Exploration	20,350[g]	1,481,277		Information Technology—5.8%
Occidental Petroleum	29,270	2,984,662		Alcatel-Lucent, ADR	211,070[g]	1,034,243
Valero Energy	36,480	1,028,006		Apple	13,680[g]	4,831,913
		17,880,082		BMC Software	34,060[g]	1,685,970
Exchange Traded Funds—.2%				EMC	45,830[g]	1,247,034
Standard & Poor’s Depository				Google, Cl. A	3,630[g]	2,226,642
Receipts S&P 500 ETF Trust	6,340[b]	844,171		Informatica	20,160[g]	947,722
Financial—4.6%				International Business Machines	23,550	3,812,274
American Express	43,640	1,901,395		Motorola Mobility Holdings	9,748[g]	294,390
Bank of America	195,930	2,799,840		Motorola Solutions	11,144[g]	430,604
Capital One Financial	46,450	2,311,817		NetApp	12,000[g]	619,920
Citigroup	603,630[g]	2,824,988		Oracle	89,220	2,935,338
Comerica	23,190	902,091		QUALCOMM	40,070	2,387,371
JPMorgan Chase & Co.	26,572	1,240,647		Teradata	16,403[g]	784,391
Lincoln National	55,480	1,759,826				23,237,812
MetLife	27,360	1,295,770		Materials—.5%
Wells Fargo & Co.	107,010	3,452,143		CF Industries Holdings	4,290	606,091
		18,488,517		E.I. du Pont de Nemours & Co.	27,330	1,499,597
Health Care—3.6%						2,105,688
Allscripts Healthcare Solutions	43,300[g]	924,455		Telecommunication Services—.7%
Amylin Pharmaceuticals	62,190[g]	951,507		AT&T	100,277	2,845,861
CIGNA	33,410	1,405,559		Utilities—.8%
Covidien	31,312	1,611,002		American Electric Power	19,540	699,141
Dendreon	13,770[g]	462,534		Entergy	14,310	1,018,872
Gilead Sciences	11,610[g]	452,558		Public Service Enterprise Group	41,720	1,364,244
Human Genome Sciences	47,030[g]	1,177,161				3,082,257
McKesson	23,550	1,867,044		Total Common Stocks
Pfizer	217,910	4,192,588		(cost $95,419,742)		123,725,810
St. Jude Medical	13,860	663,617
Zimmer Holdings	13,630[g]	849,694			Principal
		14,557,719	Short	-Term Investments—1.4%	Amount ($)	Value ($)
Industrial—3.5%				U.S. Treasury Bills;
Caterpillar	23,880	2,457,968		0.07%, 3/10/11
Cummins	13,380	1,352,986		(cost $5,802,898)	5,803,000	5,802,872
Dover	27,810	1,786,793
General Electric	152,990	3,200,551		Other Investment—34.6%	Shares	Value ($)
Ingersoll-Rand	35,700	1,617,210		Registered Investment Companies:
Norfolk Southern	16,830	1,103,711		BNY Mellon Emerging
Textron	43,280[b]	1,172,455		Markets Fund, Cl. M	3,249,707[h]	36,949,165

The Funds	79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)

				Investment of Cash Collateral
Other Investment (continued)	Shares		Value ($)	for Securities Loaned—.8%	Shares	Value ($)

Registered Investment				Registered
Companies (continued):				Investment Company;
BNY Mellon International				Dreyfus Institutional Cash
Fund, Cl. M	3,082,439	[h]	35,540,526	Advantage Plus Fund
BNY Mellon Mid Cap Stock				(cost $3,031,427)	3,031,427 [i]	3,031,427
Fund, Cl. M	2,213,561	[h]	28,864,831
				Total Investments
BNY Mellon Small Cap				(cost $372,201,666)	102.0%	410,883,653
Stock Fund, Cl. M	1,314,359	[g,h]	16,192,900
Dreyfus Institutional Preferred				Liabilities, Less Cash
Plus Money Market Fund	21,919,000	[i]	21,919,000	and Receivables	(2.0%)	(8,071,949)
Total Other Investment				Net Assets	100.0%	402,811,704
(cost $133,134,471)			139,466,422

ADR—American Depository Receipts GO—General Obligations

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $2,707,662 or .7% of net assets.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $9,772,422 and the value of the collateral held by the fund was
$11,332,316, consisting of cash collateral of $3,031,427 and U.S. Government and Agency securities valued at $8,300,889.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Non-income producing security.
[h] Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Common Stocks	30.7	Short-Term/Money Market Investments	7.6
U.S. Government & Agencies	22.0	Asset/Mortgage-Backed	2.2
Mutual Funds: Foreign	18.0	Municipal Bonds	1.3
Mutual Funds: Domestic	11.2	Foreign/Governmental	.6
Corporate Bonds	8.4		102.0

† Based on net assets.
See notes to financial statements.

80

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,395,377,397	56,868,982	42,998,190	111,663,142	1,547,479,479
Affiliated issuers	33,593,151	28,736,697	11,429,505	3,023,522	37,197,078
Cash	—	726,589	304,985	—	1,268,201
Receivable for investment securities sold	5,591,074	—	—	8,637,594	—
Dividends and interest receivable	2,865,035	55,346	60,722	341,941	923,178
Receivable for shares of
Beneficial Interest subscribed	260,860	467,000	103,200	231,130	550,609
Prepaid expenses	12,339	53,518	59,034	9,711	26,805
	1,437,699,856	86,908,132	54,955,636	123,907,040	1,587,445,350
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	757,872	81,065	133,146	61,925	939,359
Due to Administrator—Note 4(a)	133,090	5,270	4,016	10,225	146,275
Cash overdraft due to Custodian	1,296,500	—	—	140,536	—
Liability for securities on loan—Note 2(b)	33,593,151	—	—	2,451,522	27,727,078
Bank loan payable—Note 3	3,500,000	—	—	—	—
Payable for shares of
Beneficial Interest redeemed	751,968	8,700	15,320	10,050	869,689
Interest payable—Note 3	4,749	—	—	—	1,004
Payable for investment securities purchased	—	624,239	897,492	8,456,102	—
Outstanding options written, at value (premiums
received $29,827)—See Statement of
Options Written—Note 5	—	—	—	26,249	—
Accrued expenses	86,999	71,608	66,817	30,800	96,052
	40,124,329	790,882	1,116,791	11,187,409	29,779,457
Net Assets ($)	1,397,575,527	86,117,250	53,838,845	112,719,631	1,557,665,893

The Funds	81

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	1,136,825,080	79,613,876	47,366,648	112,493,447	1,257,102,976
Accumulated undistributed (distributions
in excess of) investment income—net	15,451	(3,759)	16,413	12,525	628,458
Accumulated net realized
gain (loss) on investments	(65,569,500)	60,594	8,909	(18,376,796)	(34,488,420)
Accumulated net unrealized appreciation
(depreciation) on investments	326,304,496	6,446,539	6,446,875	—	334,422,879
Accumulated net unrealized appreciation
(depreciation) on investments
and options transactions	—	—	—	18,590,455	—
Net Assets ($)	1,397,575,527	86,117,250	53,838,845	112,719,631	1,557,665,893
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,356,618,864	86,105,326	53,654,765	111,739,212	1,530,291,614
Shares Outstanding	148,255,646	7,218,761	4,437,821	16,191,896	117,317,988
Net Asset Value Per Share ($)	9.15	11.93	12.09	6.90	13.04
Investor Shares
Net Assets ($)	40,956,663	11,924	184,080	980,419	26,734,366
Shares Outstanding	4,472,534	1,000	15,244	140,889	2,068,752
Net Asset Value Per Share ($)	9.16	11.92	12.08	6.96	12.92
Dreyfus Premier Shares
Net Assets ($)	—	—	—	—	639,913
Shares Outstanding	—	—	—	—	52,866
Net Asset Value Per Share ($)	—	—	—	—	12.10
† Investments at cost ($):
Unaffiliated issuers	1,069,072,901	52,139,854	37,483,710	93,076,265	1,213,056,600
Affiliated issuers	33,593,151	27,019,286	10,497,110	3,023,522	37,197,078
††Value of securities on loan ($)	29,269,732	—	—	2,417,058	41,636,421

See notes to financial statements.

82

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	448,707,630	377,037,646	405,327,368	474,209,625
Affiliated issuers	34,135,032	4,579,000	13,933,146	108,960,559
Cash	148,718	—	1,328,806	1,203,169
Receivable for shares of
Beneficial Interest subscribed	33,604,397	440,359	801,874	1,400,507
Dividends and interest receivable	207,056	672,111	372,847	664,209
Receivable for investment securities sold	32,802	3,156,086	—	14,274,599
Receivable to brokers for
proceeds on securities sold short	—	11,645,256	—	—
Prepaid expenses	11,544	8,701	21,662	24,754
	516,847,179	397,539,159	421,785,703	600,737,422
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	331,067	190,916	230,702	289,933
Due to Administrator—Note 4(a)	43,845	27,581	38,073	45,634
Cash overdraft due to Custodian	—	411,619	—	—
Liability for securities on loan—Note 2(b)	29,103,032	—	2,118,146	87,956,559
Payable for investment securities purchased	24,179,982	16,532,971	4,485,897	17,420,038
Payable for shares of Beneficial Interest redeemed	683,719	310,008	224,191	95,581
Securities sold short, at value (proceeds $74,867,906)
—See Statement of Securities Sold Short	—	81,145,894	—	—
Dividends payable on securities sold short	—	148,691	—	—
Due to Broker	—	45,693	—	—
Outstanding options written, at value
(premiums received $98,732)—
See Statement of Options Written—Note 5	—	—	186,030	—
Accrued expenses	69,468	38,811	37,447	49,252
	54,411,113	98,852,184	7,320,486	105,856,997
Net Assets ($)	462,436,066	298,686,975	414,465,217	494,880,425

The Funds	83

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	490,326,873	303,324,330	349,666,055	403,809,806
Accumulated undistributed (distributions in
excess of) investment income (loss)—net	(340,716)	153,504	(40,347)	(155,314)
Accumulated net realized gain (loss) on investments	(109,008,904)	(49,007,417)	2,467,524	12,117,138
Accumulated net unrealized appreciation
(depreciation) on investments	81,458,813	—	—	79,108,795
Accumulated net unrealized appreciation
(depreciation) on investments
and options transactions	—	—	62,371,985
Accumulated net unrealized appreciation
(depreciation) on investments
and securities sold short	—	44,216,558	—	—
Net Assets ($)	462,436,066	298,686,975	414,465,217	494,880,425
Net Asset Value Per Share
Class M Shares
Net Assets ($)	454,845,314	298,597,178	414,448,571	494,812,928
Shares Outstanding	36,934,029	24,373,297	31,390,020	32,960,089
Net Asset Value Per Share ($)	12.32	12.25	13.20	15.01
Investor Shares
Net Assets ($)	7,590,752	89,797	16,646	67,497
Shares Outstanding	632,875	7,379	1,262	4,503
Net Asset Value Per Share ($)	11.99	12.17	13.19	14.99
† Investments at cost ($):
Unaffiliated issuers	367,248,817	326,543,100	342,868,085	395,100,830
Affiliated issuers	34,135,032	4,579,000	13,933,146	108,960,559
††Value of securities on loan ($)	28,149,670	—	2,039,681	85,111,397

See notes to financial statements.

84

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	Balanced
	Fund	Markets Fund	Appreciation Fund	Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,107,040,108	2,284,078,116	257,299,782	268,385,804
Affiliated issuers	20,600,000	36,800,000	408,000	142,497,849
Cash	1,004,654	6,656,897	285,241	—
Cash denominated in foreign currencies†††	1,924,131	13,672,420	—	—
Dividends and interest receivable	5,132,592	1,568,914	731,380	1,248,342
Receivable for investment securities sold	3,846,140	12,228,600	30,665	5,068,148
Receivable for shares of Beneficial Interest subscribed	369,756	2,771,564	27,605	89,750
Receivable for futures variation margin—Note 5	—	—	23,168	—
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	29,605	9,423	98,909	—
Prepaid expenses and other assets	6,911	14,240	442,848	480
	1,139,953,897	2,357,800,174	259,347,598	417,290,373
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	897,918	2,757,543	111,743	141,789
Due to Administrator—Note 4(a)	106,335	219,535	24,458	25,774
Cash overdraft due to Custodian	—	—	—	462,053
Payable for investment securities purchased	6,176,664	16,774,196	105,756	10,550,984
Payable for shares of Beneficial Interest redeemed	808,161	555,738	2,510,011	220,783
Interest payable—Note 3	314	—	—	—
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	—	4,622	39	—
Liability for securities on loan—Note 2(b)	—	—	—	3,031,427
Accrued expenses	98,462	127,615	71,706	45,859
	8,087,854	20,439,249	2,823,713	14,478,669
Net Assets ($)	1,131,866,043	2,337,360,925	256,523,885	402,811,704

The Funds	85

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	Balanced
	Fund	Markets Fund	Appreciation Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,663,565,985	2,112,357,571	298,922,262	356,485,665
Accumulated undistributed investment income (loss)—net	1,960,357	(4,836,130)	356,280	2,253,463
Accumulated net realized gain (loss) on investments	(655,116,647)	(73,095,844)	(35,115,740)	5,390,589
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions
(including $33,197 net unrealized appreciation on
financial futures for the BNY Mellon International
Appreciation Fund)	121,456,348	302,935,328	(7,638,917)	—
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	38,681,987
Net Assets ($)	1,131,866,043	2,337,360,925	256,523,885	402,811,704
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,126,353,287	2,324,440,931	252,282,978	397,977,458
Shares Outstanding	97,715,027	204,352,375	19,479,185	35,094,280
Net Asset Value Per Share ($)	11.53	11.37	12.95	11.34
Investor Shares
Net Assets ($)	5,512,756	12,919,994	4,240,907	4,834,246
Shares Outstanding	451,562	1,107,560	330,591	423,912
Net Asset Value Per Share ($)	12.21	11.67	12.83	11.40
† Investments at cost ($):
Unaffiliated issuers	985,947,238	1,981,183,399	265,070,766	236,035,768
Affiliated issuers	20,600,000	36,800,000	408,000	136,165,898
†† Value of securities on loan ($)	—	—	—	9,772,422
††† Cash denominated in foreign currencies (cost) ($)	1,905,696	13,780,325	—	—

See notes to financial statements.

86

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2011 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $1,247 and $4,038
foreign taxes withheld at source for
BNY Mellon Income Stock Fund and
BNY Mellon Mid Cap Stock Fund, respectively):
Unaffiliated issuers	11,996,849	186,918	237,541	1,496,981	6,681,925
Affiliated issuers	2,586	56,503	29,850	349	10,432
Income from securities lending—Note 2(b)	8,422	—	—	692	106,919
Total Income	12,007,857	243,421	267,391	1,498,022	6,799,276
Expenses:
Investment advisory fees—Note 4(a)	4,402,902	112,136	109,600	313,443	5,277,157
Administration fees—Note 4(a)	813,473	18,316	18,556	59,668	870,502
Custodian fees—Note 4(c)	54,152	41,246	175,725	6,149	47,301
Shareholder servicing costs—Note 4(c)	45,646	527	338	1,374	34,586
Trustees’ fees and expenses—Note 4(d)	39,888	307	307	3,012	34,272
Legal fees	16,564	40,823	39,963	1,876	11,874
Loan commitment fees—Note 3	16,438	49	39	460	9,626
Auditing fees	16,026	13,250	13,250	13,355	13,522
Registration fees	15,921	29,164	24,796	13,484	16,433
Interest expense—Note 3	14,598	—	—	2,094	2,099
Prospectus and shareholders’ reports	3,635	3,915	3,936	4,107	15,572
Distribution fees—Note 4(b)	—	—	—	—	2,251
Miscellaneous	17,627	5,784	5,641	8,551	12,713
Total Expenses	5,456,870	265,517	392,151	427,573	6,347,908
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	—	(92,334)	—	—	—
Less—expense reimbursement
due to undertakings—Note 4(a)	—	—	(227,078)	—	—
Less—reduction in fees due to
earnings credits—Note 4(c)	(7)	(1)	(1)	(2)	(169)
Net Expenses	5,456,863	173,182	165,072	427,571	6,347,739
Investment Income—Net	6,550,994	70,239	102,319	1,070,451	451,537
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	126,210,226	169,054	106,444	8,820,615	180,937,392
Net realized gain (loss) on options transactions	—	—	—	22,295	—
Net Realized Gain (Loss)	126,210,226	169,054	106,444	8,842,910	180,937,392
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	200,013,562	4,867,825	5,777,920	13,450,572	279,497,525
Affiliated issuers	—	1,746,051	954,175	—	—
Net unrealized appreciation (depreciation)
on options transactions	—	—	—	3,578	—
Net Unrealized Appreciation (Depreciation)	200,013,562	6,613,876	6,732,095	13,454,150	279,497,525
Net Realized and Unrealized
Gain (Loss) on Investments	326,223,788	6,782,930	6,838,539	22,297,060	460,434,917
Net Increase in Net Assets
Resulting from Operations	332,774,782	6,853,169	6,940,858	23,367,511	460,886,454

See notes to financial statements.

The Funds	87

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Investment Income ($):
Income:
Cash dividends (net of $3,803 and $12,307 foreign taxes
withheld at source for BNY Mellon Small Cap Stock Fund
and BNY Mellon Small/Mid Cap Fund, respectively):
Unaffiliated issuers	1,597,342	2,726,640	2,008,878	2,161,592
Affiliated issuers	5,043	3,009	3,982	14,694
Income from securities lending—Note 2(b)	171,161	—	885	207,963
Total Income	1,773,546	2,729,649	2,013,745	2,384,249
Expenses:
Investment advisory fees—Note 4(a)	1,937,741	955,148	1,108,346	1,299,476
Administration fees—Note 4(a)	282,102	147,673	195,815	214,204
Custodian fees—Note 4(c)	26,412	16,461	16,420	21,203
Registration fees	14,316	17,175	26,047	38,337
Auditing fees	13,660	14,150	14,156	12,768
Trustees’ fees and expenses—Note 4(d)	13,344	5,723	3,910	5,380
Shareholder servicing costs—Note 4(c)	9,543	186	112	107
Legal fees	8,373	2,642	1,203	796
Prospectus and shareholders’ reports	4,465	4,284	2,394	4,632
Loan commitment fees—Note 3	1,992	1,658	1,717	1,767
Interest expense—Note 3	715	—	—	—
Dividends on securities sold short	—	533,377	—	—
Interest on securities sold short	—	257,886	—	—
Miscellaneous	13,231	7,206	7,787	7,955
Total Expenses	2,325,894	1,963,569	1,377,907	1,606,625
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	(5,069)	—	(5,365)	(3,558)
Less—reduction in fees due to
earnings credits—Note 4(c)	(44)	(1)	(1)	(1)
Net Expenses	2,320,781	1,963,568	1,372,541	1,603,066
Investment Income (Loss)—Net	(547,235)	766,081	641,204	781,183
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	60,980,473	19,640,384	6,927,922	14,462,943
Net realized gain (loss) on short sale transactions	—	(8,779,756)	—	—
Net Realized Gain (Loss)	60,980,473	10,860,628	6,927,922	14,462,943
Net unrealized appreciation
(depreciation) on investments	84,631,519	49,231,698	73,579,778	84,464,728
Net unrealized appreciation
(depreciation) on securities sold short	—	(10,076,088)	—	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	(116,469)	—
Net Unrealized Appreciation (Depreciation)	84,631,519	39,155,610	73,463,309	84,464,728
Net Realized and Unrealized
Gain (Loss) on Investments	145,611,992	50,016,238	80,391,231	98,927,671
Net Increase in Net Assets
Resulting from Operations	145,064,757	50,782,319	81,032,435	99,708,854

See notes to financial statements.

88

		BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	Balanced
	International Fund	Markets Fund	Appreciation Fund	Fund
Investment Income ($):
Income:
Cash dividends (net of $577,163, $1,391,677 and
$274,797 foreign taxes withheld at source for
BNY Mellon International Fund, BNY Mellon Emerging
Markets Fund and BNY Mellon International
Appreciation Fund, respectively):
Unaffiliated issuers	9,847,691	12,377,648	3,112,205	1,180,300
Affiliated issuers	7,276	37,240	2,271	757,612
Interest	989	—	12,405	2,275,230
Income from securities lending—Note 2(b)	—	7,077	—	3,046
Total Income	9,855,956	12,421,965	3,126,881	4,216,188
Expenses:
Investment advisory fees—Note 4(a)	4,617,630	12,220,512	620,816	781,128
Administration fees—Note 4(a)	672,233	1,314,682	153,640	165,228
Custodian fees—Note 4(c)	46,396	1,292,853	17,397	18,373
Trustees’ fees and expenses—Note 4(d)	33,300	48,110	6,932	9,264
Legal fees	17,474	16,717	1,906	2,133
Registration fees	14,998	43,583	10,894	5,511
Loan commitment fees—Note 3	13,572	31,077	97	4,077
Auditing fees	9,491	42,524	14,791	14,780
Shareholder servicing costs—Note 4(c)	7,010	14,067	5,285	5,942
Interest expense—Note 3	1,810	—	47	—
Prospectus and shareholders’ reports	159	3,859	4,909	4,349
Miscellaneous	44,786	41,841	8,991	20,347
Total Expenses	5,478,859	15,069,825	845,705	1,031,132
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	—	—	(4,069)	—
Less—reduction in fees due to earnings credits—Note 4(c)	(10)	(12)	(18)	(2)
Net Expenses	5,478,849	15,069,813	841,618	1,031,130
Investment Income (Loss)—Net	4,377,107	(2,647,848)	2,285,263	3,185,058

The Funds	89

STATEMENTS OF OPERATIONS (Unaudited) (continued)

		BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	Balanced
	International Fund	Markets Fund	Appreciation Fund	Fund
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	42,283,702	115,715,130	(1,096,431)	—
Net realized gain (loss) on forward
foreign currency exchange contracts	(269,305)	(1,128,691)	211,951	—
Net realized gain (loss) on financial futures	—	—	292,940	—
Net realized gain (loss) on investments	—	—	—	15,581,639
Net Realized Gain (Loss)	42,014,397	114,586,439	(591,540)	15,581,639
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	196,273,293	136,525,761	53,821,366	—
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	55,059	12,821	(30,734)	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	91,122	—
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	—	—	—	14,889,041
Affiliated issuers	—	—	—	21,969,877
Net Unrealized Appreciation (Depreciation)	196,328,352	136,538,582	53,881,754	36,858,918
Net Realized and Unrealized
Gain (Loss) on Investments	238,342,749	251,125,021	53,290,214	52,440,557
Net Increase in Net Assets
Resulting from Operations	242,719,856	248,477,173	55,575,477	55,625,615

See notes to financial statements.

90

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2011 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(276,278,531)
Proceeds from sales of portfolio securities	222,944,393
Purchases from securities sold short	(11,706,111)
Net purchase of short—term portfolio securities	(1,630,000)
Dividends received	2,523,768
Interest and dividends paid	(701,181)
Operating expenses paid	(205,725)
Paid to The Dreyfus Corporation	(897,084)	(65,950,471)
Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions		65,812,837
Dividends paid		(1,000,686)
Cash at beginning of period		726,701
Cash Overdraft at end of period		(411,619)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		50,782,319
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(276,278,531)
Proceeds from sales of portfolio securities		222,944,393
Purchases from securities sold short		(11,706,111)
Net sale of short—term portfolio securities		(1,630,000)
Increase in interest and dividends payable on
securities sold short and loan commitment fees		91,740
Increase in accrued operating expenses		774
Increase in prepaid expenses		9,000
Increase in Due from The Dreyfus Corporation		58,064
Net realized gains on investments		(10,860,628)
Net unrealized appreciation on investments		(39,155,610)
Decrease in dividends and income receivable		(205,881)
Net Cash Used by Operating Activities		(65,950,471)

See notes to financial statements.

The Funds	91

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010[a]
Operations ($):
Investment income—net	6,550,994	11,371,345	70,239	1,014
Net realized gain (loss) on investments	126,210,226	186,677,267	169,054	(602)
Net unrealized appreciation (depreciation) on investments	200,013,562	(90,064,732)	6,613,876	(167,337)
Net Increase (Decrease) in Net Assets
Resulting from Operations	332,774,782	107,983,880	6,853,169	(166,925)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,862,333)	(11,021,302)	(75,193)	—
Investor Shares	(168,163)	(44,449)	(7)	—
Net realized gain on investments:
Class M Shares	—	—	(107,832)	—
Investor Shares	—	—	(26)	—
Total Dividends	(7,030,496)	(11,065,751)	(183,058)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	61,780,423	208,779,258	82,201,996	5,337,671
Investor Shares	33,935,477	2,684,994	—	10,000
Dividends reinvested:
Class M Shares	916,986	1,341,554	88,903	—
Investor Shares	162,492	39,778	—	—
Cost of shares redeemed:
Class M Shares	(203,308,207)	(577,935,600)	(7,927,436)	(97,070)
Investor Shares	(7,363,821)	(3,958,994)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(113,876,650)	(369,049,010)	74,363,463	5,250,601
Total Increase (Decrease) in Net Assets	211,867,636	(272,130,881)	81,033,574	5,083,676
Net Assets ($):
Beginning of Period	1,185,707,891	1,457,838,772	5,083,676	—
End of Period	1,397,575,527	1,185,707,891	86,117,250	5,083,676
Undistributed (distributions in excess of)
investment income—net	15,451	494,953	(3,759)	1,202
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,449,861	28,089,959	7,367,360	545,214
Shares issued for dividends reinvested	107,907	182,062	7,792	—
Shares redeemed	(23,952,762)	(77,703,853)	(691,840)	(9,765)
Net Increase (Decrease) in Shares Outstanding	(16,394,994)	(49,431,832)	6,683,312	535,449
Investor Shares
Shares sold	4,250,906	359,559	—	1,000
Shares issued for dividends reinvested	19,037	5,397	—	—
Shares redeemed	(840,865)	(541,583)	—	—
Net Increase (Decrease) in Shares Outstanding	3,429,078	(176,627)	—	1,000

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

92

	BNY Mellon Tax- Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010[a]	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	102,319	3,610	1,070,451	1,759,613
Net realized gain (loss) on investments	106,444	(1,044)	8,842,910	8,116,861
Net unrealized appreciation (depreciation) on investments	6,732,095	(285,220)	13,454,150	(3,722,472)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,940,858	(282,654)	23,367,511	6,154,002
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(89,598)	—	(1,172,490)	(1,709,209)
Investor Shares	(265)	—	(11,936)	(14,414)
Net realized gain on investments:
Class M Shares	(96,101)	—	—	—
Investor Shares	(406)	—	—	—
Total Dividends	(186,370)	—	(1,184,426)	(1,723,623)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	43,004,869	10,618,723	25,772,581	6,266,202
Investor Shares	145,000	10,000	14,629	172,180
Dividends reinvested:
Class M Shares	75,037	—	134,854	160,533
Investor Shares	—	—	10,193	12,512
Cost of shares redeemed:
Class M Shares	(6,486,618)	—	(26,751,787)	(46,945,226)
Investor Shares	—	—	(276,653)	(271,337)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	36,738,288	10,628,723	(1,096,183)	(40,605,136)
Total Increase (Decrease) in Net Assets	43,492,776	10,346,069	21,086,902	(36,174,757)
Net Assets ($):
Beginning of Period	10,346,069	—	91,632,729	127,807,486
End of Period	53,838,845	10,346,069	112,719,631	91,632,729
Undistributed investment income—net	16,413	3,957	12,525	126,500
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,922,542	1,085,576	3,884,357	1,086,244
Shares issued for dividends reinvested	6,519	—	21,367	28,378
Shares redeemed	(576,816)	—	(4,225,823)	(8,114,105)
Net Increase (Decrease) in Shares Outstanding	3,352,245	1,085,576	(320,099)	(6,999,483)
Investor Shares
Shares sold	14,244	1,000	2,198	29,558
Shares issued for dividends reinvested	—	—	1,608	2,194
Shares redeemed	—	—	(41,316)	(45,435)
Net Increase (Decrease) in Shares Outstanding	14,244	1,000	(37,510)	(13,683)

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Operations ($):
Investment income (loss)—net	451,537	6,748,867	(547,235)	66,349
Net realized gain (loss) on investments	180,937,392	127,211,257	60,980,473	44,616,451
Net unrealized appreciation (depreciation) on investments	279,497,525	(26,653,307)	84,631,519	(2,612,330)
Net Increase (Decrease) in Net Assets
Resulting from Operations	460,886,454	107,306,817	145,064,757	42,070,470
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(358,451)	(8,420,413)	—	(754,676)
Investor Shares	—	(92,947)	—	—
Total Dividends	(358,451)	(8,513,360)	—	(754,676)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	90,294,563	204,861,905	17,918,900	57,811,400
Investor Shares	5,841,685	6,321,719	1,518,782	3,207,091
Dreyfus Premier Shares	—	9	—	—
Dividends reinvested:
Class M Shares	77,865	1,904,825	—	151,608
Investor Shares	—	84,880	—	—
Cost of shares redeemed:
Class M Shares	(175,459,738)	(326,317,292)	(118,845,178)	(296,691,618)
Investor Shares	(7,699,716)	(7,108,008)	(2,066,999)	(3,791,821)
Dreyfus Premier Shares	(82,084)	(246,586)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(87,027,425)	(120,498,548)	(101,474,495)	(239,313,340)
Total Increase (Decrease) in Net Assets	373,500,578	(21,705,091)	43,590,262	(197,997,546)
Net Assets ($):
Beginning of Period	1,184,165,315	1,205,870,406	418,845,804	616,843,350
End of Period	1,557,665,893	1,184,165,315	462,436,066	418,845,804
Undistributed investment income (loss)—net	628,458	535,372	(340,716)	206,519

94

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class M Shares
Shares sold	7,627,241	21,189,689	1,588,164	6,192,288
Shares issued for dividends reinvested	6,510	208,405	—	16,977
Shares redeemed	(15,164,481)	(33,694,346)	(10,837,244)	(31,292,076)
Net Increase (Decrease) in Shares Outstanding	(7,530,730)	(12,296,252)	(9,249,080)	(25,082,811)
Investor Shares[a]
Shares sold	505,662	661,836	141,951	351,180
Shares issued for dividends reinvested	—	9,348	—	—
Shares redeemed	(681,435)	(734,495)	(199,929)	(410,745)
Net Increase (Decrease) in Shares Outstanding	(175,773)	(63,311)	(57,978)	(59,565)
Dreyfus Premier Shares[a]
Shares sold	—	1	—	—
Shares redeemed	(7,739)	(27,146)	—	—
Net Increase (Decrease) in Shares Outstanding	(7,739)	(27,145)	—	—

a During the period ended February 28, 2011, 3,905 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $41,199 were automatically converted to 3,667
Investor shares and during the period ended August 31, 2010, 14,199 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $138,528 were automatically converted to 15,060 Investor shares.

See notes to financial statements.

The Funds	95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused
	BNY Mellon U.S. Core Equity 130/30 Fund		Equity Opportunities Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010[a]
Operations ($):
Investment income—net	766,081	371,824	641,204	641,504
Net realized gain (loss) on investments	10,860,628	8,006,974	6,927,922	(4,460,111)
Net unrealized appreciation (depreciation) on investments	39,155,610	(3,208,945)	73,463,309	(11,091,324)
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,782,319	5,169,853	81,032,435	(14,909,931)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,000,193)	(307,480)	(1,301,815)	(23,592)
Investor Shares	(493)	—	(30)	(5)
Net realized gain on investments:
Class M Shares	—	—	—	(403)
Investor Shares	—	—	—	—[b]
Total Dividends	(1,000,686)	(307,480)	(1,301,845)	(24,000)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	86,379,224	148,604,687	126,844,658	262,921,709
Investor Shares	209,970	3,158	30	16,190
Dividends reinvested:
Class M Shares	—	120,318	204,553	6,026
Investor Shares	—	—	—	5
Cost of shares redeemed:
Class M Shares	(23,684,924)	(48,400,711)	(30,658,852)	(9,662,634)
Investor Shares	(143,985)	(10,269)	—	(3,127)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	62,760,285	100,317,183	96,390,389	253,278,169
Total Increase (Decrease) in Net Assets	112,541,918	105,179,556	176,120,979	238,344,238
Net Assets ($):
Beginning of Period	186,145,057	80,965,501	238,344,238	—
End of Period	298,686,975	186,145,057	414,465,217	238,344,238
Undistributed (distributions in excess of)
investment income—net	153,504	388,109	(40,347)	620,294
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,481,164	14,900,619	10,288,053	24,529,894
Shares issued for dividends reinvested	—	12,202	16,658	552
Shares redeemed	(2,088,314)	(4,858,891)	(2,527,566)	(917,571)
Net Increase (Decrease) in Shares Outstanding	5,392,850	10,053,930	7,777,145	23,612,875
Investor Shares
Shares sold	18,271	288	2	1,525
Shares issued for dividends reinvested	—	—	—	1
Shares redeemed	(11,692)	(1,040)	—	(266)
Net Increase (Decrease) in Shares Outstanding	6,579	(752)	2	1,260

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Amount represents less than $ 1.

See notes to financial statements.

96

	BNY Mellon Small/Mid Cap Fund		BNY Mellon International Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010[a]	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	781,183	59,283	4,377,107	20,938,942
Net realized gain (loss) on investments	14,462,943	(41,857)	42,014,397	17,897,604
Net unrealized appreciation (depreciation) on investments	84,464,728	(5,355,933)	196,328,352	(88,400,400)
Net Increase (Decrease) in Net Assets
Resulting from Operations	99,708,854	(5,338,507)	242,719,856	(49,563,854)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(946,111)	(46,121)	(21,098,723)	(29,900,390)
Investor Shares	—	(500)	(85,465)	(109,581)
Net realized gain on investments:
Class M Shares	(2,188,505)	(128,453)	—	—
Investor Shares	(548)	(1,533)	—	—
Total Dividends	(3,135,164)	(176,607)	(21,184,188)	(30,009,971)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	192,249,001	240,567,850	65,255,754	175,302,528
Investor Shares	98,139	538,931	3,916,401	4,187,465
Dividends reinvested:
Class M Shares	1,483,925	102,901	4,224,852	5,828,151
Investor Shares	130	1,742	71,118	96,704
Cost of shares redeemed:
Class M Shares	(17,510,354)	(13,099,812)	(160,252,350)	(352,584,183)
Investor Shares	(64,618)	(545,986)	(3,850,769)	(4,832,167)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	176,256,223	227,565,626	(90,634,994)	(172,001,502)
Total Increase (Decrease) in Net Assets	272,829,913	222,050,512	130,900,674	(251,575,327)
Net Assets ($):
Beginning of Period	222,050,512	—	1,000,965,369	1,252,540,696
End of Period	494,880,425	222,050,512	1,131,866,043	1,000,965,369
Undistributed (distributions in excess of)
investment income—net	(155,314)	9,614	1,960,357	18,767,438
Capital Share Transactions (Shares):
Class M Shares
Shares sold	13,806,610	21,480,182	6,033,830	17,152,076
Shares issued for dividends reinvested	106,222	9,254	397,446	557,184
Shares redeemed	(1,279,549)	(1,162,630)	(14,921,714)	(34,733,321)
Net Increase (Decrease) in Shares Outstanding	12,633,283	20,326,806	(8,490,438)	(17,024,061)
Investor Shares
Shares sold	7,517	49,168	346,388	394,948
Shares issued for dividends reinvested	9	157	6,316	8,735
Shares redeemed	(4,504)	(47,844)	(336,546)	(445,265)
Net Increase (Decrease) in Shares Outstanding	3,022	1,481	16,158	(41,582)

a From September 30, 2009 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon
	BNY Mellon Emerging Markets Fund		International Appreciation Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Operations ($):
Investment income (loss)—net	(2,647,848)	13,341,492	2,285,263	5,693,232
Net realized gain (loss) on investments	114,586,439	144,710,956	(591,540)	(6,443,823)
Net unrealized appreciation (depreciation) on investments	136,538,582	24,777,402	53,881,754	(8,229,860)
Net Increase (Decrease) in Net Assets
Resulting from Operations	248,477,173	182,829,850	55,575,477	(8,980,451)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,688,664)	(11,020,148)	(5,520,095)	(7,535,695)
Investor Shares	(44,586)	(35,030)	(79,745)	(113,186)
Total Dividends	(9,733,250)	(11,055,178)	(5,599,840)	(7,648,881)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	417,369,453	712,314,185	10,614,275	31,858,519
Investor Shares	9,996,330	11,306,226	50,419	583,760
Dividends reinvested:
Class M Shares	2,266,421	2,790,469	230,727	327,197
Investor Shares	31,912	29,682	74,815	105,666
Cost of shares redeemed:
Class M Shares	(129,143,985)	(187,116,932)	(25,815,771)	(53,896,689)
Investor Shares	(5,267,439)	(9,505,611)	(135,279)	(1,130,199)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	295,252,692	529,818,019	(14,980,814)	(22,151,746)
Total Increase (Decrease) in Net Assets	533,996,615	701,592,691	34,994,823	(38,781,078)
Net Assets ($):
Beginning of Period	1,803,364,310	1,101,771,619	221,529,062	260,310,140
End of Period	2,337,360,925	1,803,364,310	256,523,885	221,529,062
Undistributed investment income (loss)—net	(4,836,130)	7,544,968	356,280	3,670,857
Capital Share Transactions (Shares):
Class M Shares
Shares sold	36,163,983	71,964,613	885,186	2,798,262
Shares issued for dividends reinvested	196,227	282,722	19,308	28,576
Shares redeemed	(11,335,922)	(18,909,854)	(2,110,355)	(4,702,781)
Net Increase (Decrease) in Shares Outstanding	25,024,288	53,337,481	(1,205,861)	(1,875,943)
Investor Shares
Shares sold	855,798	1,123,587	4,237	52,060
Shares issued for dividends reinvested	2,693	2,930	6,319	9,310
Shares redeemed	(441,135)	(937,083)	(11,811)	(100,485)
Net Increase (Decrease) in Shares Outstanding	417,356	189,434	(1,255)	(39,115)

See notes to financial statements.

98

	BNY Mellon Balanced Fund
	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	3,185,058	5,992,687
Net realized gain (loss) on investments	15,581,639	14,897,600
Net unrealized appreciation (depreciation) on investments	36,858,918	52,840
Net Increase (Decrease) in Net Assets Resulting from Operations	55,625,615	20,943,127
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,803,576)	(7,815,981)
Investor Shares	(40,682)	(91,647)
Total Dividends	(3,844,258)	(7,907,628)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	28,430,185	60,552,191
Investor Shares	673,707	327,865
Dividends reinvested:
Class M Shares	194,252	388,019
Investor Shares	36,165	84,534
Cost of shares redeemed:
Class M Shares	(16,946,807)	(40,292,941)
Investor Shares	(509,748)	(996,979)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	11,877,754	20,062,689
Total Increase (Decrease) in Net Assets	63,659,111	33,098,188
Net Assets ($):
Beginning of Period	339,152,593	306,054,405
End of Period	402,811,704	339,152,593
Undistributed investment income—net	2,253,463	2,912,663
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,610,541	6,064,420
Shares issued for dividends reinvested	17,840	39,027
Shares redeemed	(1,555,951)	(4,025,443)
Net Increase (Decrease) in Shares Outstanding	1,072,430	2,078,004
Investor Shares
Shares sold	60,565	32,318
Shares issued for dividends reinvested	3,303	8,457
Shares redeemed	(45,316)	(99,995)
Net Increase (Decrease) in Shares Outstanding	18,552	(59,220)

See notes to financial statements.

The Funds	99

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.16	6.77	8.77	11.56	10.31	9.79
Investment Operations:
Investment income—net[a]	.04	.06	.09	.11	.09	.10
Net realized and unrealized
gain (loss) on investments	1.99	.39	(1.91)	(1.05)	1.49	.52
Total from Investment Operations	2.03	.45	(1.82)	(.94)	1.58	.62
Distributions:
Dividends from investment income—net	(.04)	(.06)	(.09)	(.12)	(.08)	(.10)
Dividends from net realized gain on investments	—	—	(.09)	(1.73)	(.25)	—
Total Distributions	(.04)	(.06)	(.18)	(1.85)	(.33)	(.10)
Net asset value, end of period	9.15	7.16	6.77	8.77	11.56	10.31
Total Return (%)	28.45[b]	6.62	(20.39)	(9.95)	15.60	6.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.81	.80	.80	.80
Ratio of net expenses to average net assets	.80[c]	.80	.81	.80	.79	.80
Ratio of net investment income
to average net assets	.97[c]	.81	1.51	1.15	.76	.96
Portfolio Turnover Rate	41.37[b]	71.61	109.39	56.13	77.46	19.08
Net Assets, end of period ($ x 1,000)	1,356,619	1,178,235	1,449,565	1,750,688	1,970,482	1,766,105

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

100

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.16	6.78	8.78	11.58	10.33	9.82
Investment Operations:
Investment income—net[a]	.03	.04	.08	.09	.06	.07
Net realized and unrealized
gain (loss) on investments	2.01	.38	(1.91)	(1.07)	1.50	.51
Total from Investment Operations	2.04	.42	(1.83)	(.98)	1.56	.58
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.08)	(.09)	(.06)	(.07)
Dividends from net realized gain on investments	—	—	(.09)	(1.73)	(.25)	—
Total Distributions	(.04)	(.04)	(.17)	(1.82)	(.31)	(.07)
Net asset value, end of period	9.16	7.16	6.78	8.78	11.58	10.33
Total Return (%)	28.46[b]	6.21	(20.56)	(10.26)	15.29	5.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.05	1.06	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.07[c]	1.05	1.06	1.05	1.04	1.06
Ratio of net investment income
to average net assets	.72[c]	.56	1.25	.89	.51	.72
Portfolio Turnover Rate	41.37[b]	71.61	109.39	56.13	77.46	19.08
Net Assets, end of period ($ x 1,000)	40,957	7,473	8,274	9,829	11,704	7,629

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	101

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.48	10.00
Investment Operations:
Investment income—net[b]	.02	.00[c]
Net realized and unrealized
gain (loss) on investments	2.48	(.52)
Total from Investment Operations	2.50	(.52)
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.05)	—
Net asset value, end of period	11.93	9.48
Total Return (%)[d]	26.33	(5.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e,f]	1.30	15.54
Ratio of net expenses to average net assets[e,f]	.85	.98
Ratio of net investment income to average net assets[e,f]	.34	.48
Portfolio Turnover Rate[d]	12.97	2.12
Net Assets, end of period ($ x 1,000)	86,105	5,074

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount does not include the activity of the underlying funds.

See notes to financial statements.

102

	Investor Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.48	10.00
Investment Operations:
Investment income—net[b]	.01	.00[c]
Net realized and unrealized
gain (loss) on investments	2.47	(.52)
Total from Investment Operations	2.48	(.52)
Distributions:
Dividends from investment income—net	(.01)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.04)	—
Net asset value, end of period	11.92	9.48
Total Return (%)[d]	26.21	(5.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e,f]	1.79	9.38
Ratio of net expenses to average net assets[e,f]	1.10	1.23
Ratio of net investment income to average net assets[e,f]	.12	.16
Portfolio Turnover Rate[d]	12.97	2.12
Net Assets, end of period ($ x 1,000)	12	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount does not include the activity of the underlying funds.

See notes to financial statements.

The Funds	103

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.52	10.00
Investment Operations:
Investment income—net[b]	.03	.01
Net realized and unrealized
gain (loss) on investments	2.59	(.49)
Total from Investment Operations	2.62	(.48)
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.05)	—
Net asset value, end of period	12.09	9.52
Total Return (%)[c]	27.56	(4.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d,e]	2.21	8.12
Ratio of net expenses to average net assets[d,e]	.93	.99
Ratio of net investment income to average net assets[d,e]	.58	.91
Portfolio Turnover Rate[c]	12.01	1.53
Net Assets, end of period ($ x 1,000)	53,655	10,337

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d Annualized.
e	Amount does not include the activity of the underlying funds.

See notes to financial statements.

104

	Investor Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.52	10.00
Investment Operations:
Investment income—net[b]	.02	.01
Net realized and unrealized
gain (loss) on investments	2.59	(.49)
Total from Investment Operations	2.61	(.48)
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.05)	—
Net asset value, end of period	12.08	9.52
Total Return (%)[c]	27.38	(4.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d,e]	2.68	5.88
Ratio of net expenses to average net asset[d,e]	1.18	1.24
Ratio of net investment income to average net assets[d,e]	.32	.65
Portfolio Turnover Rate[c]	12.01	1.53
Net Assets, end of period ($ x 1,000)	184	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
e	Amount does not include the activity of the underlying funds.

See notes to financial statements.

The Funds	105

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.49	5.39	7.22	10.61	10.43	9.92
Investment Operations:
Investment income—net[a]	.07	.09	.12	.16	.19	.22
Net realized and unrealized
gain (loss) on investments	1.42	.10	(1.35)	(1.35)	1.04	.75
Total from Investment Operations	1.49	.19	(1.23)	(1.19)	1.23	.97
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.13)	(.16)	(.19)	(.22)
Dividends from net realized gain on investments	—	—	(.47)	(2.04)	(.86)	(.24)
Total Distributions	(.08)	(.09)	(.60)	(2.20)	(1.05)	(.46)
Net asset value, end of period	6.90	5.49	5.39	7.22	10.61	10.43
Total Return (%)	27.27[b]	3.44	(15.73)	(13.79)	12.11	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.86	.87	.84	.81	.81
Ratio of net expenses to average net assets	.88[c]	.86	.87	.84	.81	.81
Ratio of net investment income
to average net assets	2.22[c]	1.55	2.47	1.87	1.81	2.14
Portfolio Turnover Rate	56.09[b]	66.78	65.88	33.02	62.06	40.75
Net Assets, end of period ($ x 1,000)	111,739	90,645	126,763	199,367	414,866	421,266

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

106

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.54	5.44	7.27	10.67	10.49	9.98
Investment Operations:
Investment income—net[a]	.06	.08	.11	.14	.17	.19
Net realized and unrealized
gain (loss) on investments	1.43	.10	(1.35)	(1.36)	1.04	.75
Total from Investment Operations	1.49	.18	(1.24)	(1.22)	1.21	.94
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.12)	(.14)	(.17)	(.19)
Dividends from net realized gain on investments	—	—	(.47)	(2.04)	(.86)	(.24)
Total Distributions	(.07)	(.08)	(.59)	(2.18)	(1.03)	(.43)
Net asset value, end of period	6.96	5.54	5.44	7.27	10.67	10.49
Total Return (%)	27.06[b]	3.19	(15.84)	(14.03)	11.78	9.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[c]	1.11	1.12	1.09	1.06	1.06
Ratio of net expenses to average net assets	1.13[c]	1.11	1.12	1.09	1.06	1.06
Ratio of net investment income
to average net assets	1.96[c]	1.29	2.19	1.62	1.55	1.92
Portfolio Turnover Rate	56.09[b]	66.78	65.88	33.02	62.06	40.75
Net Assets, end of period ($ x 1,000)	980	988	1,045	1,407	1,719	1,468

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	107

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.31	8.64	11.11	14.19	14.26	14.80
Investment Operations:
Investment income—net[a]	.00[b]	.05	.07	.03	.06	.08
Net realized and unrealized
gain (loss) on investments	3.73	.68	(2.46)	(.53)	2.17	1.21
Total from Investment Operations	3.73	.73	(2.39)	(.50)	2.23	1.29
Distributions:
Dividends from investment income—net	(.00)[b]	(.06)	(.06)	(.04)	(.08)	(.01)
Dividends from net realized gain on investments	—	—	(.02)	(2.54)	(2.22)	(1.82)
Total Distributions	(.00)[b]	(.06)	(.08)	(2.58)	(2.30)	(1.83)
Net asset value, end of period	13.04	9.31	8.64	11.11	14.19	14.26
Total Return (%)	40.10[c]	8.49	(21.33)	(5.67)	16.76	9.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[d]	.90	.92	.90	.90	.91
Ratio of net expenses to average net assets	.90[d]	.90	.92	.90	.90	.91
Ratio of net investment income
to average net assets	.07[d]	.53	.86	.28	.42	.51
Portfolio Turnover Rate	66.41[c]	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	1,530,292	1,162,906	1,185,376	1,540,821	1,708,747	1,560,575

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

108

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.24	8.57	11.00	14.07	14.16	14.73
Investment Operations:
Investment income (loss)—net[a]	(.01)	.03	.05	.00[b]	.02	.04
Net realized and unrealized
gain (loss) on investments	3.69	.68	(2.43)	(.53)	2.15	1.21
Total from Investment Operations	3.68	.71	(2.38)	(.53)	2.17	1.25
Distributions:
Dividends from investment income—net	—	(.04)	(.03)	—	(.04)	—
Dividends from net realized gain on investments	—	—	(.02)	(2.54)	(2.22)	(1.82)
Total Distributions	—	(.04)	(.05)	(2.54)	(2.26)	(1.82)
Net asset value, end of period	12.92	9.24	8.57	11.00	14.07	14.16
Total Return (%)	39.83[c]	8.30	(21.51)	(5.94)	16.44	8.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.15	1.17	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15[d]	1.15	1.17	1.15	1.15	1.15
Ratio of net investment income
(loss) to average net assets	(.18)[d]	.27	.63	.03	.16	.26
Portfolio Turnover Rate	66.41[c]	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	26,734	20,733	19,785	28,520	35,139	30,433

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	109

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.68	8.08	10.40	13.52	13.74	14.44
Investment Operations:
Investment (loss)—net[a]	(.05)	(.04)	(.01)	(.09)	(.07)	(.07)
Net realized and unrealized
gain (loss) on investments	3.47	.64	(2.29)	(.49)	2.07	1.19
Total from Investment Operations	3.42	.60	(2.30)	(.58)	2.00	1.12
Distributions:
Dividends from net realized gain on investments	—	—	(.02)	(2.54)	(2.22)	(1.82)
Net asset value, end of period	12.10	8.68	8.08	10.40	13.52	13.74
Total Return (%)	39.40[b]	7.43	(22.09)	(6.63)	15.58	8.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90[c]	1.90	1.92	1.90	1.90	1.90
Ratio of net expenses to average net assets	1.90[c]	1.90	1.92	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.93)[c]	(.45)	(.11)	(.73)	(.53)	(.48)
Portfolio Turnover Rate	66.41[b]	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	640	526	709	1,669	3,635	6,170

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

110

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.94	8.57	11.44	14.82	15.39	17.18
Investment Operations:
Investment income (loss)—net[a]	(.01)	.00[b]	.07	.03	.00[b]	(.01)
Net realized and unrealized
gain (loss) on investments	3.39	.38	(2.85)	(1.15)	1.83	.80
Total from Investment Operations	3.38	.38	(2.78)	(1.12)	1.83	.79
Distributions:
Dividends from investment income—net	—	(.01)	(.08)	—	—	—
Dividends from net realized gain on investments	—	—	(.01)	(2.26)	(2.40)	(2.58)
Total Distributions	—	(.01)	(.09)	(2.26)	(2.40)	(2.58)
Net asset value, end of period	12.32	8.94	8.57	11.44	14.82	15.39
Total Return (%)	37.81[c]	4.45	(24.11)	(9.07)	12.53	5.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[d]	1.00	1.03	1.01	1.01	1.01
Ratio of net expenses to average net assets	1.01[d]	.98	.99	1.01	1.00	1.01
Ratio of net investment income
(loss) to average net assets	(.24)[d]	.01	.88	.28	.02	(.08)
Portfolio Turnover Rate	84.76[c]	183.41	159.78	132.19	167.04	108.79
Net Assets, end of period ($ x 1,000)	454,845	412,824	610,567	633,118	670,238	667,241

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	111

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.72	8.36	11.11	14.50	15.13	16.97
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.02)	.05	.00[b]	(.03)	(.05)
Net realized and unrealized
gain (loss) on investments	3.30	.38	(2.72)	(1.13)	1.80	.79
Total from Investment Operations	3.27	.36	(2.67)	(1.13)	1.77	.74
Distributions:
Dividends from investment income—net	—	—	(.07)	—	—	—
Dividends from net realized gain on investments	—	—	(.01)	(2.26)	(2.40)	(2.58)
Total Distributions	—	—	(.08)	(2.26)	(2.40)	(2.58)
Net asset value, end of period	11.99	8.72	8.36	11.11	14.50	15.13
Total Return (%)	37.50[c]	4.31	(23.92)	(9.36)	12.33	4.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	1.25	1.28	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.26[d]	1.23	1.23	1.26	1.25	1.26
Ratio of net investment income
(loss) to average net assets	(.49)[d]	(.24)	.61	.02	(.23)	(.35)
Portfolio Turnover Rate	84.76[c]	183.41	159.78	132.19	167.04	108.79
Net Assets, end of period ($ x 1,000)	7,591	6,022	6,277	3,795	5,341	6,618

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

112

		Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.81	9.07	11.39	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.04	.03	.07	.07	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.45	.74	(2.28)	(1.32)	.14
Total from Investment Operations	2.49	.77	(2.21)	(1.25)	.14
Distributions:
Dividends from investment income—net	(.05)	(.03)	(.11)	—	—
Net asset value, end of period	12.25	9.81	9.07	11.39	12.64
Total Return (%)	25.39[d]	8.53	(19.19)	(9.89)	1.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64[e]	1.79	2.02	2.39[f]	.50[d]
Ratio of net expenses to average net assets	1.64[e]	1.79	2.02	2.28[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	.64[e]	.26	.87	.58	(.03)[d]
Portfolio Turnover Rate	74.95[d]	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	298,597	186,137	80,952	180,803	26,064

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

The Funds	113

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.76	9.02	11.36	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	.02	(.01)	.04	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.43	.75	(2.27)	(1.29)	.13
Total from Investment Operations	2.45	.74	(2.23)	(1.27)	.13
Distributions:
Dividends from investment income—net	(.04)	—	(.11)	—	—
Net asset value, end of period	12.17	9.76	9.02	11.36	12.63
Total Return (%)	25.15[d]	8.20	(19.47)	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[e]	2.09	2.25	2.81[f]	.50[d]
Ratio of net expenses to average net assets	1.95[e]	2.09	2.25	2.71[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	.37[e]	(.08)	.56	.16	(.03)[d]
Portfolio Turnover Rate	74.95[d]	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	90	8	14	13	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

114

	Class M Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.09	10.00
Investment Operations:
Investment income—net[b]	.02	.06
Net realized and unrealized
gain (loss) on investments	3.14	.04
Total from Investment Operations	3.16	.10
Distributions:
Dividends from investment income—net	(.05)	(.01)
Dividends from net realized gain on investments	—	(.00)[c]
Total Distributions	(.05)	(.01)
Net asset value, end of period	13.20	10.09
Total Return (%)[d]	31.36	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.87	.98
Ratio of net expenses to average net assets[e]	.87	.89
Ratio of net investment income to average net assets[e]	.40	.59
Portfolio Turnover Rate[d]	38.65	64.75
Net Assets, end of period ($ x 1,000)	414,449	238,332

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds	115

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.07	10.00
Investment Operations:
Investment income—net[b]	.01	.02
Net realized and unrealized
gain (loss) on investments	3.13	.06
Total from Investment Operations	3.14	.08
Distributions:
Dividends from investment income—net	(.02)	(.01)
Dividends from net realized gain on investments	—	(.00)[c]
Total Distributions	(.02)	(.01)
Net asset value, end of period	13.19	10.07
Total Return (%)[d]	31.24	.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.11	1.53
Ratio of net expenses to average net assets[e]	1.11	1.14
Ratio of net investment income to average net assets[e]	.18	.23
Portfolio Turnover Rate[d]	38.65	64.75
Net Assets, end of period ($ x 1,000)	17	13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

116

	Class M Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Small/Mid Cap Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.92	10.00
Investment Operations:
Investment income—net[b]	.03	.01
Net realized and unrealized
gain (loss) on investments	4.19	.95
Total from Investment Operations	4.22	.96
Distributions:
Dividends from investment income—net	(.04)	(.01)
Dividends from net realized gain on investments	(.09)	(.03)
Total Distributions	(.13)	(.04)
Net asset value, end of period	15.01	10.92
Total Return (%)[c]	38.69	9.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.93	1.07
Ratio of net expenses to average net assets[d]	.93	.92
Ratio of net investment income to average net assets[d]	.45	.06
Portfolio Turnover Rate[c]	55.50	109.25
Net Assets, end of period ($ x 1,000)	494,813	222,034

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	117

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2011	Period Ended
BNY Mellon Small/Mid Cap Fund	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.89	10.00
Investment Operations:
Investment income—net[b]	.03	.01
Net realized and unrealized
gain (loss) on investments	4.16	.92
Total from Investment Operations	4.19	.93
Distributions:
Dividends from investment income—net	—	(.01)
Dividends from net realized gain on investments	(.09)	(.03)
Total Distributions	(.09)	(.04)
Net asset value, end of period	14.99	10.89
Total Return (%)[c]	38.52	9.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.18	2.35
Ratio of net expenses to average net assets[d]	1.16	1.20
Ratio of net investment income to average net assets[d]	.45	.08
Portfolio Turnover Rate[c]	55.50	109.25
Net Assets, end of period ($ x 1,000)	67	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

118

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.38	10.12	12.11	17.56	17.77	16.20
Investment Operations:
Investment income—net[a]	.04	.18	.22	.33	.28	.28
Net realized and unrealized
gain (loss) on investments	2.32	(.67)	(1.54)	(3.14)	1.92	3.02
Total from Investment Operations	2.36	(.49)	(1.32)	(2.81)	2.20	3.30
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.41)	(.29)	(.30)	(.23)
Dividends from net realized gain on investments	—	—	(.26)	(2.35)	(2.11)	(1.50)
Total Distributions	(.21)	(.25)	(.67)	(2.64)	(2.41)	(1.73)
Net asset value, end of period	11.53	9.38	10.12	12.11	17.56	17.77
Total Return (%)	25.34[b]	(5.07)	(9.95)	(18.61)	12.93	21.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	1.09	1.14	1.10	1.08	1.10
Ratio of net expenses to average net assets	1.01[c]	1.09	1.03	1.06	1.08	1.10
Ratio of net investment income
to average net assets	.81[c]	1.79	2.52	2.22	1.59	1.68
Portfolio Turnover Rate	30.31[b]	67.16	102.83	78.35	72.83	70.02
Net Assets, end of period ($ x 1,000)	1,126,353	996,647	1,247,441	2,002,307	2,836,968	2,534,753

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	119

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.92	10.69	12.70	18.29	18.41	16.74
Investment Operations:
Investment income—net[a]	.03	.16	.20	.28	.23	.26
Net realized and unrealized
gain (loss) on investments	2.44	(.70)	(1.60)	(3.26)	2.03	3.11
Total from Investment Operations	2.47	(.54)	(1.40)	(2.98)	2.26	3.37
Distributions:
Dividends from investment income—net	(.18)	(.23)	(.35)	(.26)	(.27)	(.20)
Dividends from net realized gain on investments	—	—	(.26)	(2.35)	(2.11)	(1.50)
Total Distributions	(.18)	(.23)	(.61)	(2.61)	(2.38)	(1.70)
Net asset value, end of period	12.21	9.92	10.69	12.70	18.29	18.41
Total Return (%)	25.08[b]	(5.26)	(10.11)	(18.87)	12.73	21.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[c]	1.34	1.38	1.35	1.33	1.36
Ratio of net expenses to average net assets	1.26[c]	1.34	1.28	1.32	1.32	1.36
Ratio of net investment income
to average net assets	.55[c]	1.46	2.27	1.82	1.26	1.50
Portfolio Turnover Rate	30.31[b]	67.16	102.83	78.35	72.83	70.02
Net Assets, end of period ($ x 1,000)	5,513	4,319	5,099	6,627	13,634	9,256

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

120

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.02	8.71	16.89	24.42	24.53	22.69
Investment Operations:
Investment income (loss)—net[a]	(.01)	.08	.14	.23	.25	.29
Net realized and unrealized
gain (loss) on investments	1.41	1.31	(3.58)	(1.45)	7.18	4.96
Total from Investment Operations	1.40	1.39	(3.44)	(1.22)	7.43	5.25
Distributions:
Dividends from investment income—net	(.05)	(.08)	(.42)	(.21)	(.22)	(.44)
Dividends from net realized gain on investments	—	—	(4.32)	(6.10)	(7.32)	(2.97)
Total Distributions	(.05)	(.08)	(4.74)	(6.31)	(7.54)	(3.41)
Net asset value, end of period	11.37	10.02	8.71	16.89	24.42	24.53
Total Return (%)	13.99[b]	15.92	(6.07)	(9.11)	35.81	24.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42[c]	1.54	1.64	1.53	1.50	1.52
Ratio of net expenses to average net assets	1.42[c]	1.54	1.64	1.52	1.50	1.52
Ratio of net investment income
(loss) to average net assets	(.25)[c]	.85	1.76	1.11	1.05	1.18
Portfolio Turnover Rate	39.19[b]	76.34	119.72	63.60	60.72	49.06
Net Assets, end of period ($ x 1,000)	2,324,441	1,796,274	1,097,296	1,141,146	1,521,024	1,312,055

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	121

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.27	8.94	17.05	24.60	24.65	22.79
Investment Operations:
Investment income (loss)—net[a]	(.03)	.06	.11	.20	.15	.26
Net realized and unrealized
gain (loss) on investments	1.47	1.33	(3.55)	(1.50)	7.27	4.96
Total from Investment Operations	1.44	1.39	(3.44)	(1.30)	7.42	5.22
Distributions:
Dividends from investment income—net	(.04)	(.06)	(.35)	(.15)	(.15)	(.39)
Dividends from net realized gain on investments	—	—	(4.32)	(6.10)	(7.32)	(2.97)
Total Distributions	(.04)	(.06)	(4.67)	(6.25)	(7.47)	(3.36)
Net asset value, end of period	11.67	10.27	8.94	17.05	24.60	24.65
Total Return (%)	14.02[b]	15.56	(6.32)	(9.29)	35.52	24.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66[c]	1.77	1.91	1.78	1.75	1.78
Ratio of net expenses to average net assets	1.66[c]	1.77	1.91	1.78	1.74	1.78
Ratio of net investment income
(loss) to average net assets	(.52)[c]	.54	1.32	.96	.65	1.07
Portfolio Turnover Rate	39.19[b]	76.34	119.72	63.60	60.72	49.06
Net Assets, end of period ($ x 1,000)	12,920	7,091	4,476	7,187	10,846	11,761

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

122

			Class M Shares
	Six Months Ended
BNY Mellon International	February 28, 2011	Year Ended	Eight Months Ended		Year Ended December 31,
Appreciation Fund†	(Unaudited)	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.54	11.35	9.40	16.58	15.46	12.62	11.32
Investment Operations:
Investment income—net[b]	.11	.26	.23	.45	.41	.30	.20
Net realized and unrealized
gain (loss) on investments	2.57	(.73)	1.73	(7.17)	1.10	2.81	1.29
Total from Investment Operations	2.68	(.47)	1.96	(6.72)	1.51	3.11	1.49
Distributions:
Dividends from investment income—net	(.27)	(.34)	(.01)	(.46)	(.39)	(.27)	(.19)
Net asset value, end of period	12.95	10.54	11.35	9.40	16.58	15.46	12.62
Total Return (%)	25.67[c]	(4.35)	20.93[c]	(41.12)	9.79	24.68	13.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68[d]	.68	.70[d]	.70	.69	.68	.84
Ratio of net expenses
to average net assets	.67[d]	.66	.66[d]	.67	.69	.68	.84
Ratio of net investment income
to average net assets	1.85[d]	2.29	3.80[d]	3.32	2.45	2.14	1.71
Portfolio Turnover Rate	.76[c]	2.71	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	252,283	218,067	256,140	267,393	545,392	456,316	308,769

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds	123

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
BNY Mellon International	February 28, 2011	Year Ended	Eight Months Ended		Year Ended December 31,
Appreciation Fund†	(Unaudited)	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.43	11.24	9.31	16.37	15.27	12.47	11.19
Investment Operations:
Investment income—net[b]	.10	.23	.22	.40	.36	.27	.17
Net realized and unrealized
gain (loss) on investments	2.54	(.72)	1.71	(7.06)	1.09	2.77	1.26
Total from Investment Operations	2.64	(.49)	1.93	(6.66)	1.45	3.04	1.43
Distributions:
Dividends from investment income—net	(.24)	(.32)	—	(.40)	(.35)	(.24)	(.15)
Net asset value, end of period	12.83	10.43	11.24	9.31	16.37	15.27	12.47
Total Return (%)	25.55[c]	(4.60)	20.73[c]	(41.21)	9.50	24.38	12.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93[d]	.93	.95[d]	.95	.94	.93	1.10
Ratio of net expenses
to average net assets	.93[d]	.90	.91[d]	.92	.94	.93	1.10
Ratio of net investment income
to average net assets	1.60[d]	2.08	3.56[d]	3.02	2.20	1.92	1.49
Portfolio Turnover Rate	.76[c]	2.71	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	4,241	3,462	4,171	3,179	5,623	5,366	4,431

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

124

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Balanced Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.85	9.44	10.93	12.91	13.17	12.79
Investment Operations:
Investment income—net[a]	.09	.19	.24	.30	.29	.27
Net realized and unrealized
gain (loss) on investments	1.51	.46	(1.01)	(.73)	1.21	.64
Total from Investment Operations	1.60	.65	(.77)	(.43)	1.50	.91
Distributions:
Dividends from investment income—net	(.11)	(.24)	(.27)	(.36)	(.32)	(.30)
Dividends from net realized gain on investments	—	—	(.45)	(1.19)	(1.44)	(.23)
Total Distributions	(.11)	(.24)	(.72)	(1.55)	(1.76)	(.53)
Net asset value, end of period	11.34	9.85	9.44	10.93	12.91	13.17
Total Return (%)	16.30[b]	6.84	(6.08)	(3.99)	12.09	7.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.55[d]	.57	.60	.58	.58	.60
Ratio of net expenses to average net assets[c]	.55[d]	.57	.60	.58	.58	.60
Ratio of net investment income
to average net assets[c]	1.70[d]	1.78	2.81	2.51	2.26	2.10
Portfolio Turnover Rate	39.75[b]	69.81	78.44[e]	51.92[e]	89.78[e]	64.43[e]
Net Assets, end of period ($ x 1,000)	397,977	335,138	301,643	317,545	358,068	342,110

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the activity of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, 2007 and 2006 were 77.77%, 51.44%, 75.75% and
61.53%, respectively.

See notes to financial statements.

The Funds	125

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Balanced Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.90	9.50	10.98	12.96	13.21	12.83
Investment Operations:
Investment income—net[a]	.08	.17	.23	.27	.26	.24
Net realized and unrealized
gain (loss) on investments	1.52	.44	(1.01)	(.74)	1.21	.63
Total from Investment Operations	1.60	.61	(.78)	(.47)	1.47	.87
Distributions:
Dividends from investment income—net	(.10)	(.21)	(.25)	(.32)	(.28)	(.26)
Dividends from net realized gain on investments	—	—	(.45)	(1.19)	(1.44)	(.23)
Total Distributions	(.10)	(.21)	(.70)	(1.51)	(1.72)	(.49)
Net asset value, end of period	11.40	9.90	9.50	10.98	12.96	13.21
Total Return (%)	16.16[b]	6.44	(6.11)	(4.29)	11.73	6.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.80[d]	.82	.85	.81	.86	.85
Ratio of net expenses to average net assets[c]	.80[d]	.82	.85	.81	.86	.85
Ratio of net investment income
to average net assets[c]	1.43[d]	1.54	2.57	2.28	1.98	1.86
Portfolio Turnover Rate	39.75[b]	69.81	78.44[c]	51.92[c]	89.78[c]	64.43[c]
Net Assets, end of period ($ x 1,000)	4,834	4,015	4,412	4,812	4,274	3,727

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the activity of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, 2007 and 2006 were 77.77%, 51.44%, 75.75% and
61.53%, respectively.

See notes to financial statements.

126

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon Balanced Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation and BNY Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon International Appreciation Fund seeks long-term capital appreciation. BNY Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon

Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund does not offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds	127

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of February 28, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held the following shares:

BNY Mellon Large Cap Market
Opportunities Fund, Investor shares	1,000
BNY Mellon U.S. Core Equity
130/30 Fund, Investor shares	800
BNY Mellon Focused Equity
Opportunities Fund, Investor shares	1,002
BNY Mellon Small/Mid Cap Fund,
Investor shares	1,010

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

BNY Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by theTrust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities

128

for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of theTrust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of February 28, 2011 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by each fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

The Funds	129

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—
Domestic†	1,315,611,685	—	—	—	—	—	1,315,611,685
Equity Securities—
Foreign†	79,765,712	—	—	—	—	—	79,765,712
Mutual Funds	33,593,151	—	—	—	—	—	33,593,151
BNY Mellon Large
Cap Market
Opportunities Fund
Equity Securities—
Domestic†	56,046,911	—	—	—	—	—	56,046,911
Equity Securities—
Foreign†	822,071	—	—	—	—	—	822,071
Mutual Funds	28,736,697	—	—	—	—	—	28,736,697
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy Fund
Equity Securities—
Domestic†	42,598,925	—	—	—	—	—	42,598,925
Equity Securities—
Foreign†	399,265	—	—	—	—	—	399,265
Mutual Funds	11,429,505	—	—	—	—	—	11,429,505
BNY Mellon Income
Stock Fund
Equity Securities—
Domestic†	104,668,943	—	—	—	—	—	104,668,943
Equity Securities—
Foreign†	6,994,199	—	—	—	—	—	6,994,199
Mutual Funds	3,023,522	—	—	—	—	—	3,023,522
Other Financial
Instruments:
Options Written	—	(26,249)	—	—	—	—	(26,249)
BNY Mellon Mid Cap
Stock Fund
Equity Securities—
Domestic†	1,522,151,039	—	—	—	—	—	1,522,151,039
Equity Securities—
Foreign†	25,328,440	—	—	—	—	—	25,328,440
Mutual Funds	37,197,078	—	—	—	—	—	37,197,078
BNY Mellon Small Cap
Stock Fund
Equity Securities—
Domestic†	437,199,572	—	—	—	—	—	437,199,572
Equity Securities—
Foreign†	11,508,058	—	—	—	—	—	11,508,058
Mutual Funds	34,135,032	—	—	—	—	—	34,135,032

130

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—
Domestic†	354,876,802	—	—	—	—	—	354,876,802
Equity Securities—
Foreign†	22,160,844	—	—	—	—	—	22,160,844
Mutual Funds	4,579,000	—	—	—	—	—	4,579,000
Securities Sold Short:
Equity Securities—
Domestic††	—	(75,236,992)	—	—	—	—	(75,236,992)
Equity Securities—
Foreign††	—	(5,908,902)	—	—	—	—	(5,908,902)
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—
Domestic†	392,932,700	—	—	—	—	—	392,932,700
Equity Securities—
Foreign†	12,394,668	—	—	—	—	—	12,394,668
Mutual Funds	13,933,146	—	—	—	—	—	13,933,146
Other Financial Instruments:
Options Written	—	(186,030)	—	—	—	—	(186,030)
BNY Mellon
Small/Mid Cap Fund
Equity Securities—
Domestic†	433,928,326	—	—	—	—	—	433,928,326
Equity Securities—
Foreign†	40,281,299	—	—	—	—	—	40,281,299
Mutual Funds	108,960,559	—	—	—	—	—	108,960,559
BNY Mellon
International Fund
Equity Securities—
Foreign†	1,102,130,264	—	—	—	—	—	1,102,130,264
Mutual Funds/Exchange
Traded Funds	25,509,844	—	—	—	—	—	25,509,844
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	29,605	—	—	—	29,605
BNY Mellon Emerging
Markets Fund
Equity Securities—
Foreign†	2,241,501,155	—	—	—	—	—	2,241,501,155
Mutual Funds/Exchange
Traded Funds	79,376,961	—	—	—	—	—	79,376,961
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	9,423	(4,622)	—	—	4,801

The Funds	131

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—
Foreign†	257,054,799	—	—	—	—	—	257,054,799
U.S. Treasury	—	—	244,983	—	—	—	244,983
Mutual Funds	408,000	—	—	—	—	—	408,000
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	98,909	(39)	—	—	98,870
Futures†††	33,197	—	—	—	—	—	33,197
BNY Mellon Balanced Fund
Asset—Backed	—	—	4,082,850	—	—	—	4,082,850
Commercial
Mortgage—Backed	—	—	4,613,674	—	—	—	4,613,674
Corporate Bonds†	—	—	34,246,880	—	—	—	34,246,880
Equity Securities—
Domestic†	115,764,971	—	—	—	—	—	115,764,971
Equity Securities—
Foreign†	7,116,668	—	—	—	—	—	7,116,668
Foreign Government	—	—	2,308,048	—	—	—	2,308,048
Municipal Bonds	—	—	5,433,379	—	—	—	5,433,379
Mutual Funds/Exchange
Traded Funds	143,342,020	—	—	—	—	—	143,342,020
U.S. Government
Agencies/
Mortgage—Backed	—	—	45,964,836	—	—	—	45,964,836
U.S. Treasury	—	—	48,010,327	—	—	—	48,010,327

†	See Statement of Investments for additional detailed categorizations.
††	See Statement of Securities Sold Short for additional detailed categorizations.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic develop-

132

ments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amounts The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2011.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$3,609
BNY Mellon Income Stock Fund	297
BNY Mellon Mid Cap Stock Fund	35,640
BNY Mellon Small Cap Stock Fund	57,054
BNY Mellon Focused Equity
Opportunities Fund	379
BNY Mellon Small/Mid Cap Fund	69,321
BNY Mellon Emerging Markets Fund	3,811
BNY Mellon Balanced Fund	1,305

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended February 28, 2011.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Appreciation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(e) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal pay-

The Funds	133

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies

Affiliated	Value					Net Unrealized	Value		Net
Investment Company	8/31/2010	($)	Purchases ($)	Sales ($)	Dividends ($)	Appreciation ($)	2/28/2011	($)	Assets (%)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	92,000		114,793,000	114,885,000	—	—	—		—
Dreyfus Institutional Cash
Advantage Plus Fund	48,126,233		276,291,549	290,824,631	—	—	33,593,151		2.4
Total	48,218,233		391,084,549	405,709,631	—	—	33,593,151		2.4
BNY Mellon Large Cap Market
Opportunities Fund
BNY Mellon U.S. Core Equity
130/30 Fund, CI. M	969,360		24,063,286	—	54,286	1,746,051	26,778,697		31.1
Dreyfus Institutional Preferred
Plus Money Market Fund	1,349,000		42,747,000	42,138,000	—	—	1,958,000		2.3
Total	2,318,360		66,810,286	42,138,000	54,286	1,746,051	28,736,697		33.4
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
BNY Mellon U.S. Core Equity
130/30 Fund, CI. M	968,220		7,362,110	—	28,110	954,175	9,284,505		17.2
Dreyfus Institutional Preferred
Plus Money Market Fund	486,000		33,245,000	31,586,000	—	—	2,145,000		4.0
Total	1,454,220		40,607,110	31,586,000	28,110	954,175	11,429,505		21.2
BNY Mellon Income Stock Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	—		15,294,000	14,722,000	—	—	572,000.5
Dreyfus Institutional Cash
Advantage Plus Fund	226,325		14,754,140	12,528,943	—	—	2,451,522		2.2
Total	226,325		30,048,140	27,250,943	—	—	3,023,522		2.7
BNY Mellon Mid Cap Stock Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,623,000		312,932,000	311,085,000	—	—	9,470,000.6
Dreyfus Institutional Cash
Advantage Plus Fund	106,687,288		220,769,245	299,729,455	—	—	27,727,078		1.8
Total	114,310,288		533,701,245	610,814,455	—	—	37,197,078		2.4
BNY Mellon Small Cap Stock Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	3,332,000		163,601,000	161,901,000	—	—	5,032,000		1.1
Dreyfus Institutional Cash
Advantage Plus Fund	70,173,617		141,281,311	182,351,896	—	—	29,103,032		6.3
Total	73,505,617		304,882,311	344,252,896	—	—	34,135,032		7.4
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	2,949,000		63,461,000	61,831,000	—	—	4,579,000		1.5
BNY Mellon Focused Equity
Opportunities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,644,000		80,454,000	70,283,000	—	—	11,815,000		2.9
Dreyfus Institutional Cash
Advantage Fund	—		43,420,550	41,302,404	—	—	2,118,146.5
Total	1,644,000		123,874,550	111,585,404	—	—	13,933,146		3.4

134

Table 3—Affiliated Investment Companies (continued)

Affiliated	Value					Net Unrealized	Value		Net
Investment Company	8/31/2010	($)	Purchases ($)	Sales ($)	Dividends ($)	Appreciation ($)	2/28/2011	($)	Assets (%)
BNY Mellon Small/Mid Cap Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,326,000		139,637,000	125,959,000	—	—	21,004,000		4.2
Dreyfus Institutional Cash
Advantage Fund	18,044,546		182,691,437	112,779,424	—	—	87,956,559		17.8
Total	25,370,546		322,328,437	238,738,424	—	—	108,960,559		22.0
BNY Mellon International Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	2,800,000		120,750,000	102,950,000	—	—	20,600,000		1.8
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	27,100,000		427,900,000	418,200,000	—	—	36,800,000		1.6
BNY Mellon International
Appreciation Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,978,000		19,233,000	20,803,000	—	—	408,000.2
BNY Mellon Balanced Fund
BNY Mellon Emerging
Markets Fund, CI. M	28,114,308		5,147,586	—	147,586	3,687,271	36,949,165		9.2
BNY Mellon
International Fund, CI. M	26,854,293		2,348,066	—	598,066	6,338,167	35,540,526		8.8
BNY Mellon Mid Cap
Stock Fund, CI. M	20,046,439		741,460	—	6,460	8,076,932	28,864,831		7.2
BNY Mellon Small Cap
Stock Fund, CI. M	9,965,393		2,360,000	—	—	3,867,507	16,192,900		4.0
Dreyfus Institutional Preferred
Plus Money Market Fund	2,020,000		76,765,000	56,866,000	—	—	21,919,000		5.4
Dreyfus Institutional Cash
Advantage Plus Fund	3,312,094		42,460,200	42,740,867	—	—	3,031,427.8
Total	90,312,527		129,822,312	99,606,867	752,112	21,969,877	142,497,849		35.4

ments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Balanced Fund declare and pay dividends from investment income-net monthly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity

The Funds	135

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2011, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties,

if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities. For the BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, the period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each relevant fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized

Table 4—Capital Loss Carryover

Expiring in fiscal	2011($)†	2016($)†	2017($)†	2018($)†	Total ($)
BNY Mellon Large Cap Stock Fund	—	—	104,532,089	83,560,108	188,092,197
BNY Mellon Income Stock Fund	—	—	8,161,053	16,370,250	24,531,303
BNY Mellon Mid Cap Stock Fund	—	—	83,544,677	130,609,314	214,153,991
BNY Mellon Small Cap Stock Fund	—	4,923,837	66,384,085	97,486,290	168,794,212
BNY Mellon U.S. Core Equity 130/30 Fund	—	114,430	23,308,714	32,853,812	56,276,956
BNY Mellon International Fund	—	—	160,678,992	462,294,170	622,973,162
BNY Mellon Emerging Markets Fund	—	—	43,341,501	107,445,362	150,786,863
BNY Mellon International Appreciation Fund	10,488,108	—	17,216,911	—	27,705,019
BNY Mellon Balanced Fund	—	—	7,507,394	1,657,826	9,165,220

†	If not applied, the carryovers expire in the above years.

136

prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Table 5 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY

Mellon Small/Mid Cap Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Balanced Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 for BNY Mellon Large Cap Stock Fund, was approximately $2,062,400 with a related weighted average annualized interest rate of 1.43%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 for BNY Mellon Income Stock Fund, was approximately $296,700 with a related weighted average annualized interest rate of 1.42%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 for BNY Mellon Mid Cap Stock Fund, was approximately $296,100 with a related weighted average annualized interest rate of 1.43%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 for BNY Mellon Small Cap Stock Fund, was approximately $101,100 with a related weighted average annualized interest rate of 1.43%.

Table 5—Tax Character of Distributions Paid

Ordinary Income ($)
August 31, 2010
BNY Mellon Large Cap Stock Fund	11,065,751
BNY Mellon Income Stock Fund	1,723,623
BNY Mellon Mid Cap Stock Fund	8,513,360
BNY Mellon Small Cap Stock Fund	754,676
BNY Mellon U.S. Core Equity 130/30 Fund	307,480
BNY Mellon Focused Equity Opportunities Fund	24,000
BNY Mellon Small/Mid Cap Fund	176,607
BNY Mellon International Fund	30,009,971
BNY Mellon Emerging Markets Fund	11,055,178
BNY Mellon International Appreciation Fund	7,648,881
BNY Mellon Balanced Fund	7,907,628

The Funds	137

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 for BNY Mellon International Fund, was approximately $255,200 with a related weighted average annualized interest rate of 1.43%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 for BNY Mellon International Appreciation Fund, was approximately $6,600 with a related weighted average annualized interest rate of 1.43%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying BNY Mellon funds), of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying BNY Mellon funds), of BNY MellonTax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying BNY Mellon funds) of BNY Mellon Balanced Fund.

For BNY Mellon Large Cap Market Opportunities Fund, the Investment Adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.25% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, amounted to $92,334 during the period ended February 28, 2011.

For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Investment Adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.15% of the value of the average daily net assets of their respective class.The expense reimbursement, pursuant to the undertaking, amounted to $227,078 during the period ended February 28, 2011.

For BNY Mellon Small Cap Stock Fund, the Investment Adviser had contractually agreed until, September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares of the fund, exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, did not exceed an annual rate of .99% and 1.24% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $5,069 during the period ended February 28, 2010.This undertaking is no longer in effect.

For BNY Focused Equity Opportunities Fund, the Investment Adviser had contractually agreed until, January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, did not exceed .90% of the value of the average daily net assets of their respective class. The reduction in investment

138

advisory fee, pursuant to the undertaking, amounted to $5,365 during the period ended February 28, 2011.This undertaking is no longer in effect.

For BNY Small/Mid Cap Fund, the Investment Adviser had contractually agreed, until January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, did not exceed .95% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $3,558 during the period ended February 28, 2011.This undertaking is no longer in effect.

For BNY Mellon International Appreciation Fund, the Investment Adviser had contractually agreed until, September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, did not exceed .67% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $4,069 during the period ended February 28, 2011.This undertaking is no longer in effect.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY

Mellon Large Cap Market Opportunities Fund and

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of certain other series of the Trust.

No administration fee is applied to assets held by BNY Mellon Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets.

During the period ended February 28, 2011, the Distributor retained $222 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2011, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $2,251 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain

The Funds	139

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees
BNY Mellon Large Cap Stock Fund	$45,513
BNY Mellon Large Cap Market
Opportunities Fund	14
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	195
BNY Mellon Income Stock Fund	1,328
BNY Mellon Mid Cap Stock Fund,
Investor shares	29,984
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	750
BNY Mellon Small Cap Stock Fund	8,558
BNY Mellon U.S. Core
Equity 130/30 Fund	122
BNY Mellon Focused Equity
Opportunities Fund	19
BNY Mellon Small/Mid Cap Fund	85
BNY Mellon International Fund	6,513
BNY Mellon Emerging Markets Fund	13,493
BNY Mellon International
Appreciation Fund	4,872
BNY Mellon Balanced Fund	5,647

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2011, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits, also summarized in Table 7.

Table 7—Cash Management Agreement Fees
Cash Management		Earnings
	Fees ($)	Credits ($)
BNY Mellon Large Cap
Stock Fund	154	(7)
BNY Mellon Large Cap Market
Opportunities Fund	7	(1)
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	7	(1)
BNY Mellon Income Stock Fund	51	(2)
BNY Mellon Mid Cap Stock Fund	4,066	(169)
BNY Mellon Small Cap
Stock Fund	1,058	(44)
BNY Mellon U.S. Core
Equity 130/30 Fund	24	(1)
BNY Mellon Focused
Equity Opportunities Fund	17	(1)
BNY Mellon Small/Mid Cap Fund	18	(1)
BNY Mellon International Fund	238	(10)
BNY Mellon Emerging
Markets Fund	281	(12)
BNY Mellon International
Appreciation Fund	433	(18)
BNY Mellon Balanced Fund	36	(2)

140

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2011, pursuant to the custody agreement.

Table 8—Custody Agreement Fees
BNY Mellon Large Cap Stock Fund	$54,152
BNY Mellon Large Cap Market
Opportunities Fund	41,246
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	175,725
BNY Mellon Income Stock Fund	6,149
BNY Mellon Mid Cap Stock Fund	47,301
BNY Mellon Small Cap Stock Fund	26,412
BNY Mellon U.S. Core
Equity 130/30 Fund	16,461
BNY Mellon Focused
Equity Opportunities Fund	16,420
BNY Mellon Small/Mid Cap Fund	21,203

Table 8—Custody Agreement Fees (continued)

BNY Mellon International Fund	46,396
BNY Mellon Emerging Markets Fund	1,292,853
BNY Mellon International
Appreciation Fund	17,397
BNY Mellon Balanced Fund	18,373

During the period ended February 28, 2011, each fund was charged $3,197 for services performed by the Chief Compliance Officer.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each Trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	703,552	—	7,887	45,000	1,433	—
BNY Mellon Large Cap Market
Opportunities Fund	45,630	—	2	34,000	1,433	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	23,913	—	35	126,250	1,433	(18,485)
BNY Mellon Income Stock Fund	54,051	—	197	6,244	1,433	—
BNY Mellon Mid Cap Stock Fund	892,214	368	5,287	40,057	1,433	—
BNY Mellon Small Cap Stock Fund	303,090	—	1,475	25,069	1,433	—
BNY Mellon U.S. Core Equity 130/30 Fund	179,446	—	33	10,004	1,433	—
BNY Mellon Focused
Equity Opportunities Fund	216,744	—	3	12,522	1,433	—
BNY Mellon Small/Mid Cap Fund	278,346	—	13	10,141	1,433	—
BNY Mellon International Fund	735,077	—	1,056	160,352	1,433	—
BNY Mellon Emerging Markets Fund	2,053,231	—	2,415	700,464	1,433	—
BNY Mellon International
Appreciation Fund	99,456	—	806	10,048	1,433	—
BNY Mellon Balanced Fund	124,381	—	946	15,029	1,433	—

The Funds	141

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended February 28, 2011.

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short position. Securities sold short at February 28, 2011, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund and BNY Mellon Balanced Fund held no derivatives during the period ended February 28, 2011.

During the period, BNY Mellon Income Stock Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon

Table 10—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	552,444,004	667,099,329
BNY Mellon Large Cap Market Opportunities Fund	77,131,183	5,098,586
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	40,139,301	3,983,805
BNY Mellon Income Stock Fund	54,337,602	56,951,577
BNY Mellon Mid Cap Stock Fund	921,400,415	1,022,128,151
BNY Mellon Small Cap Stock Fund	376,811,291	491,187,137
BNY Mellon Focused Equity Opportunities Fund	208,203,294	121,431,555
BNY Mellon Small/Mid Cap Fund	347,466,793	185,306,225
BNY Mellon International Fund	321,854,638	442,983,643
BNY Mellon Emerging Markets Fund	1,072,690,527	808,155,261
BNY Mellon International Appreciation Fund	1,841,861	15,670,136
BNY Mellon Balanced Fund	146,587,251	155,289,744
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	288,040,580	225,020,809
Short sale transactions	97,258,152	98,027,412
Total	385,298,732	323,048,221

142

Emerging Markets Fund and BNY Mellon International Appreciation Fund held derivatives. These disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

BNY Mellon International Appreciation Fund held derivatives that subject the fund to multiple categories of risk exposure. Table 11 shows the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Table 11—Derivatives and Hedging

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of February 28, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	33,197	Equity risk[1]	—
Foreign exchange risk[2]	98,909	Foreign exchange risk[3]	(39)
Gross fair value of derivatives contracts	132,106		(39)

Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation on forward foreign currency exchange contracts.
[3] Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended February 28, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Forward Contracts[5]	Total
Equity	292,940	—	292,940
Foreign exchange	—	211,951	211,951
Total	292,940	211,951	504,891

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[6]	Forward Contracts[7]	Total
Equity	91,122	—	91,122
Foreign exchange	—	(30,734)	(30,734)
Total	91,122	(30,734)	60,388

Statement of Operations location:

[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on financial futures.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The Funds	143

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures Contracts: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at February 28, 2011 are set forth in the Statement of Financial Futures.

Options: BNY Mellon Income Stock Fund and BNY Mellon Focused Equity Opportunities Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment. Each fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, each fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by each fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

144

Table 12 summarizes BNY Mellon Income Stock Fund’s and BNY Mellon Focused Equity Opportunities Fund’s call/put options written during the period ended February 28, 2011.

Forward Foreign Currency Exchange Contracts:

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies.When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is

Table 12—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2010	—	—
Contracts written	523	53,722
Contracts terminated:
Contracts closed	100	17,199	1,600	15,599
Contracts expired	279	6,696	—	6,696
Total contracts terminated	379	23,895	1,600	22,295
Contracts outstanding February 28, 2011	144	29,827

Table 12—Options Written (continued)

BNY Mellon Focused Equity Opportunities Fund
		Number of		Premiums
Options Written		Contracts	Received ($)
Contracts outstanding August 31, 2010		—		—
Contracts written		689		98,732
Contracts outstanding February 28, 2011		689		98,732

The Funds	145

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

typically limited to the unrealized gain on each open contract. Table 13 summarizes open forward contracts for each fund at February 28, 2011.

Table 14 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2011.

Table 13—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign
	Currency			Unrealized
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)
Purchases:
Australian Dollar, Expiring 3/1/2011	676,237	687,205	688,513	1,308
British Pound, Expiring 3/1/2011	1,317,744	2,118,234	2,142,186	23,952
British Pound, Expiring 3/1/2011	205,883	330,951	334,693	3,742
Euro, Expiring 3/1/2011	126,373	173,792	174,389	597
Hong Kong Dollar, Expiring 3/1/2011	1,028,048	131,998	132,004	6
				29,605

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real, Expiring 3/1/2011	855	515	514	(1)
Indian Rupee, Expiring 3/1/2011	7,958,687	176,663	175,824	(839)
Indian Rupee, Expiring 3/1/2011	22,538,356	500,296	497,920	(2,376)
Indian Rupee, Expiring 3/1/2011	2,095,794	46,522	46,301	(221)
Indian Rupee, Expiring 3/1/2011	7,336,505	162,853	162,079	(774)
South African Rand, Expiring 3/1/2011	4,346,731	621,139	624,306	3,167
South African Rand, Expiring 3/1/2011	4,716,094	673,920	677,356	3,436
South Korean Won, Expiring 3/2/2011	38,765,271	34,293	34,346	53
South Korean Won, Expiring 3/3/2011	154,567,821	137,125	136,949	(176)
South Korean Won, Expiring 3/3/2011	27,279,645	24,201	24,170	(31)
Sales:		Proceeds ($)
Indian Rupee, Expiring 3/3/2011	36,756	817	812	5
Indian Rupee, Expiring 3/3/2011	29,187	649	645	4
South African Rand, Expiring 3/2/2011	1,321,086	189,866	189,743	123
South African Rand, Expiring 3/2/2011	26,069,262	3,746,660	3,744,239	2,421
South Korean Won, Expiring 3/2/2011	118,494,373	104,788	104,988	(200)
South Korean Won, Expiring 3/2/2011	2,756,754	2,438	2,442	(4)
South Korean Won, Expiring 3/3/2011	259,194,629	229,864	229,650	214
Gross Unrealized Appreciation				9,423
Gross Unrealized Depreciation				(4,622)

146

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Appreciation Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar, Expiring 3/16/2011	235,200	231,890	238,966	7,076
Australian Dollar, Expiring 3/16/2011	119,600	121,296	121,515	219
Australian Dollar, Expiring 3/16/2011	55,783	56,211	56,676	465
British Pounds, Expiring 3/16/2011	355,800	558,657	578,329	19,672
British Pounds, Expiring 3/16/2011	116,600	186,116	189,525	3,409
British Pounds, Expiring 3/16/2011	117,000	186,708	190,176	3,468
British Pounds, Expiring 3/16/2011	50,190	80,628	81,581	953
Euro, Expiring 3/16/2011	612,100	799,299	844,499	45,200
Euro, Expiring 3/16/2011	87,800	118,947	121,136	2,189
Euro, Expiring 3/16/2011	59,400	80,978	81,953	975
Euro, Expiring 3/16/2011	27,400	37,540	37,803	263
Euro, Expiring 3/16/2011	85,063	115,310	117,360	2,050
Euro, Expiring 3/16/2011	60,800	83,145	83,884	739
Japanese Yen, Expiring 3/16/2011	7,425,342	88,542	90,778	2,236
Japanese Yen, Expiring 3/16/2011	46,250,000	556,991	565,423	8,432
Japanese Yen, Expiring 3/16/2011	9,285,000	112,265	113,513	1,248
Japanese Yen, Expiring 3/16/2011	9,200,000	112,158	112,473	315
Japanese Yen, Expiring 3/16/2011	9,285,000	113,552	113,513	(39)
Gross Unrealized Appreciation				98,909
Gross Unrealized Depreciation				(39)

Table 14—Average Market Value of Derivatives

				Average
				Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts				7,055
BNY Mellon Focused Equity Opportunities Fund
Equity options contracts				119,655
BNY Mellon International Fund
Forward contracts				5,723,409
BNY Mellon Emerging Markets Fund
Forward contracts				13,429,216
BNY Mellon International Appreciation Fund
Equity futures contracts				2,928,501
Forward contracts				3,110,072

The Funds	147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 15 summarizes accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2011.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 15—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	336,106,120	9,801,624	326,304,496
BNY Mellon Large Cap Market Opportunities Fund	6,855,118	408,579	6,446,539
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	6,605,838	158,963	6,446,875
BNY Mellon Income Stock Fund	19,188,471	601,594	18,586,877
BNY Mellon Mid Cap Stock Fund	345,739,221	11,316,342	334,422,879
BNY Mellon Small Cap Stock Fund	85,837,472	4,378,659	81,458,813
BNY Mellon U.S. Core Equity 130/30 Fund	53,242,836	2,748,290	50,494,546
BNY Mellon Focused Equity Opportunities Fund	64,166,606	1,707,323	62,459,283
BNY Mellon Small/Mid Cap Fund	88,064,507	8,955,712	79,108,795
BNY Mellon International Fund	167,492,108	46,399,238	121,092,870
BNY Mellon Emerging Markets Fund	372,720,172	69,825,455	302,894,717
BNY Mellon International Appreciation Fund	43,654,738	51,425,722	(7,770,984)
BNY Mellon Balanced Fund	44,982,939	6,300,952	38,681,987

148

NOTES

For More Information

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

MFTSA0211-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT	February 28, 2011

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Bond Fund	3
BNY Mellon
Intermediate Bond Fund	5
BNY Mellon Intermediate
U.S. Government Fund	7
BNY Mellon Short-Term U.S.
Government Securities Fund	9
UnderstandingYour Fund’s Expenses	11
ComparingYour Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	40

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon FundsTrust, covering the reporting period ended February 28, 2011.

Fixed-income securities generally produced mixed results over the past six months. Higher-quality segments of the U.S. bond market — including U.S. government securities — encountered heightened volatility when a new round of monetary stimulus suggested that the economy was likely to gain strength. However, lower-quality market sectors, most notably high-yield bonds, continued to advance along with expectations for better business conditions in a recovering economy.

We currently believe that bonds are fairly valued in light of our expectation that the U.S. economy will gain a moderate degree of momentum over the remainder of 2011. New fiscal stimulus measures, improving unemployment figures and generally benign inflationary pressures should offset ongoing concerns regarding the federal budget deficit and a moribund housing market.Although the U.S. bond market does not appear poised for a sustained increase in yields under these conditions, we anticipate periodic bouts of market volatility as the Federal Reserve Board moves closer to an eventual increase in short-term interest rates.These swings could offer short-term opportunities to tactical investors. As always, your portfolio manager can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Bond Fund’s Class M shares produced a total return of 0.01%, and Investor shares returned –0.12%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), produced a total return of –0.83%.2

The reporting period generally proved to be a favorable time for higher yielding sectors of the bond market, but declines in U.S. government securities weighed on market averages.The fund produced higher returns than its benchmark, as a relatively short average duration helped shelter the fund from the full brunt of the market’s weakness, and overweighted exposure to investment-grade corporate bonds bolstered participation in one of the market’s stronger areas.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

U.S. Government Securities Declined as the Economy Gained Traction

Although the reporting period began in the midst of an economic recovery, recent developments had threatened to derail the already choppy rebound. High unemployment and troubled housing markets continued to weigh on U.S. economic growth, and Europe had been roiled by a sovereign debt crisis.As a result, investors at the start of the reporting period generally favored high-quality investments, such as U.S. government securities.

In response to the sluggish economy, the Federal Reserve Board (the “Fed”) maintained its target for the federal funds rate in a range between 0% and 0.25%, a position it first established in December 2008. In addition, the Fed announced a new round of quantitative easing of monetary policy for the fall of 2010. The Fed’s September announcement led to a more optimistic economic outlook, and concerns regarding a double-dip recession eased. Investors began to turn away from traditionally defensive investments, such as U.S. government securities, and toward riskier assets, including stocks and high yield bonds. Investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities also benefited from improved economic expectations, but U.S. Treasury securities and, to a lesser extent, U.S. government agency securities lost value, driving the Index into negative territory for the reporting period overall.

Defensive Posture Bolstered Relative Performance

At the start of the reporting period, we had adopted a relatively defensive interest-rate posture, setting the fund’s average duration in a range that was significantly shorter than industry averages.We achieved this position through an emphasis on bonds with shorter-term maturities, which helped protect the fund from heightened market volatility during the final months of 2010. After longer-term interest rates had risen, we adjusted the fund’s average duration to a market-neutral position for the reporting period’s second half, enabling the fund to capture incrementally higher yields.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

In addition, the fund benefited from overweighted exposure to investment-grade corporate bonds, which generally retained their value as the economic recovery gathered momentum. Corporate bonds issued by financial institutions and industrial companies were among the fund’s top performers for the reporting period.The fund also benefited from above-average returns from taxable municipal bonds issued under the federally subsidized Build America Bonds program.

On the other hand, the fund’s underweighted exposure to commercial mortgage-backed securities during the reporting period generally undermined its results compared to the benchmark, while an overweighted position in residential mortgage-backed securities produced returns that were roughly in line with market averages.

Finding Opportunities in a More Mature Recovery

Despite economic headwinds stemming from moribund U.S. housing markets and rising geopolitical tensions, we expect the U.S. economic recovery to persist as the remainder of 2011 unfolds.Although the Fed has signaled that it has no plans to raise short-term interest rates anytime soon, investors have begun to prepare for the end of the quantitative easing program that began last fall.

Consequently, we have maintained the fund’s relatively defensive investment posture, including a shorter-than-average duration stance.We have balanced this conservative interest-rate strategy with a more constructive sector allocation strategy, including overweighted exposure to investment-grade corporate bonds, which we believe will continue to benefit from robust demand from investors seeking competitive yields in a low interest-rate environment. In our judgment, these are prudent strategies as the U.S. economy moves into the middle stages of its cycle.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of –0.32%, and Investor shares returned –0.45%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”), produced a total return of –0.62%.2

The reporting period generally proved to be a favorable time for higher yielding sectors of the bond market, but declines in U.S. government securities weighed on market averages. The fund produced higher returns than its benchmark, as a relatively short average duration helped shelter the fund from the full brunt of the market’s weakness.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds.The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

U.S. Government Securities Declined as the Economy Gained Traction

Although the reporting period began in the midst of an economic recovery, recent developments had threatened to derail the already choppy rebound. High unemployment and troubled housing markets continued to weigh on U.S. economic growth, and Europe was roiled by a sovereign debt crisis. As a result, investors at the start of the reporting period generally favored high-quality investments, such as U.S. government securities.

In response to the sluggish economy, the Federal Reserve Board (the “Fed”) maintained its target for the federal funds rate in a range between 0% and 0.25%, a position it first established in December 2008. In addition, the Fed announced a new round of quantitative easing of monetary policy for the fall of 2010.The Fed’s September announcement led to a more optimistic economic outlook, and concerns regarding a double-dip recession eased. Investors began to turn away from traditionally defensive investments, such as U.S. government securities, and toward riskier assets, including stocks and high yield bonds. Investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities also benefited from improved economic expectations, but U.S.

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

Treasury securities and, to a lesser extent, U.S. government agency securities lost value, driving the Index into negative territory for the reporting period overall.

Defensive Posture Bolstered Relative Performance

At the start of the reporting period, we had adopted a relatively defensive interest-rate posture, setting the fund’s average duration in a range that was significantly shorter than industry averages.We achieved this position through an emphasis on bonds with shorter-term maturities, which helped protect the fund from heightened market volatility during the final months of 2010.We generally maintained this conservative interest-rate strategy through the end of the reporting period.

On the other hand, our focus on longer-duration corporate-backed securities detracted modestly from the fund’s relative performance. Although investment-grade corporate bonds generally retained their value as the economic recovery gathered momentum, longer-term securities lagged their short- and intermediate-term counterparts. Weakness was especially apparent among longer-duration holdings from industrial companies. Overweighted exposure to residential mortgage-backed securities produced returns that were roughly in line with market averages.

Finding Opportunities in a More Mature Recovery

Despite economic headwinds stemming from moribund U.S. housing markets and rising geopolitical tensions, we expect the U.S. economic recovery to persist as the remainder of 2011 unfolds.Although the Fed has signaled that it has no plans to raise short-term interest rates anytime soon, investors have begun to prepare for the end of the quantitative easing program that began last fall.

Consequently, we have maintained the fund’s relatively defensive investment posture, including a shorter-than-average duration stance.We have balanced this conservative interest-rate strategy with a more constructive sector allocation strategy, including overweighted exposure to investment-grade corporate bonds, which we believe will continue to benefit from robust demand from investors seeking competitive yields in a low interest-rate environment. In our judgment, these are prudent strategies as the U.S. economy moves into the middle stages of its cycle.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,
Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Intermediate U.S. Government Fund’s Class M shares achieved a total return of –0.84%, and the fund’s Investor shares achieved a total return of –0.95%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government Index (the “Index”), achieved a total return of -0.62%.2

U.S. government securities encountered heightened volatility in a strengthening economy, and investors shifted their focus from traditionally defensive U.S. government securities to riskier assets. The fund produced higher returns than its benchmark, as a relatively short average duration helped cushion the brunt of the market’s volatility.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The fund allocates broadly among U.S.Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs).The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Under normal market conditions, the fund maintains an average effective portfolio maturity between three and 10 years.The fund attempts to manage interest rate risk by adjusting its duration.The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Defensive Investments Lagged as U.S. Economy Strengthened

The reporting period began in the wake of a long rally among U.S. government securities.A “flight to quality” in a subpar U.S. economic recovery had driven prices of U.S. government securities higher through September 2010.A sovereign debt crisis in Europe also contributed to investor’s concerns at the time.

However, economic sentiment improved dramatically after the Federal Reserve Board (the “Fed”) announced a new round of quantitative easing of U.S. monetary policy, convincing many investors that the economy was unlikely to slip back into recession. Economic expectations were further buoyed by subsequent releases of economic data showing improvements in employment and consumer spending. In addition, forecasts of renewed global economic weakness stemming from the European debt crisis failed to materialize. Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent additional support to a more positive economic outlook.As a result, yields of U.S. government securities rose sharply from October through December, and they remained within a relatively narrow range during the first two months of 2011.

Investors responded to the improving U.S. economy by refocusing on riskier assets, such as stocks and high yield bonds. In contrast, traditionally defensive U.S. government securities fell out of favor with investors, causing their yields to rise and prices to fall. Meanwhile, yield differences between U.S. government agency securities and U.S.Treasury securities generally narrowed, but yield differences widened along the market’s maturity range.

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

A Short Duration Posture Bolstered Relative Performance

The fund generally adopted a defensive investment posture as economic expectations improved in the early fall, including an average duration that was shorter than that of the benchmark.This strategy proved effective, helping to cushion the brunt of market volatility as yields climbed in the intermediate-term segment of the market’s maturity range.The fund also was helped by our emphasis on U.S. government agency securities and a correspondingly underweighted position in lower yielding U.S. Treasury securities.The fund achieved positive results from investments in short-duration mortgage-backed securities that are not represented in the benchmark, including project loans from Ginnie Mae.These securities provided higher yields than the residential mortgage-backed securities in the Index. Finally, an allocation to Treasury Inflation Protected Securities (“TIPS”) fared well when rising commodity prices sparked worries about a potential acceleration of inflation in the global economy.

Maintaining a Risk-Conscious Approach

Despite ongoing headwinds from rising commodity prices and a moribund housing market, we believe that the U.S. economic expansion is likely to persist.Although higher short-term interest rates from the Fed do not appear to be imminent, some investors have begun to prepare their portfolios for the end of the Fed’s quantitative easing program, as well as eventual rate hikes down the road. Consequently, we have maintained the fund’s average duration in a short position compared to that of the benchmark. However, in an attempt to boost yields, we have continued to favor higher-yielding U.S. government agency securities, short-duration mortgage-backed securities and TIPS over nominal U.S.Treasury securities.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: FactSet – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Intermediate Government Index
is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-10 years.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares achieved a total return of –0.11%, and the fund’s Investor shares achieved a total return of –0.33%.1 In comparison, the Barclays Capital 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.14%.2

U.S. government securities encountered heightened volatility in a strengthening economy as investors turned toward riskier assets and away from traditionally defensive U.S. government securities. The fund produced lower returns than its benchmark, primarily due to a “barbell” yield curve strategy as intermediate-term yields increased.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Defensive Investments Lagged as U.S. Economy Strengthened

A “flight to quality” in a subpar U.S. economic recovery caused prices of U.S. government securities to rise in the months prior to the start of the reporting period. However, economic sentiment improved dramatically in September, after the Federal Reserve Board (the “Fed”) announced a new round of quantitative easing of U.S. monetary policy, convincing many investors that the economy was unlikely to slip back into recession. Economic expectations were further buoyed by subsequent improvements in employment and consumer spending. Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent additional support to a more positive economic outlook. As a result, yields of U.S. government securities rose sharply from October through December, and they remained within a relatively narrow range during the first two months of 2011.

Investors responded to the improving economy by refo-cusing on riskier assets, such as stocks and high yield bonds. In contrast, U.S. government securities fell out of favor, causing their yields to rise and prices to fall. Meanwhile, yield differences between U.S. government agency securities and U.S.Treasury securities generally narrowed, but yield differences along the short- to intermediate-term maturity spectrum widened as longer-term yields increased.

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

“Barbell” Duration Strategy Dampened Relative Results

The fund generally adopted a defensive investment posture when economic expectations improved, including a relatively short average duration.We achieved a short duration posture through a barbell strategy in which an emphasis on securities maturing in one year or less was balanced by holdings with longer-term maturities. However, this strategy proved ineffective when yield differences steepened at the short end of the maturity spectrum.Although we later increased the fund’s average duration to a position just short of neutral, it was not enough to offset earlier weakness. The fund was hurt to a lesser degree by a reduced emphasis on U.S. government agency securities as their valuations reached levels we considered expensive. By the reporting period’s end, the mix of U.S.Treasury securities and U.S. government agency securities in the fund roughly matched that of the benchmark.

The fund achieved better relative results from its investments in short-duration mortgage-backed securities that are not represented in the benchmark, including project loans from Ginnie Mae.These securities provided higher yields than the residential mortgage-backed securities in the Index.

Maintaining a Risk-Conscious Approach

Despite ongoing headwinds from rising commodity prices and a moribund housing market, we believe that the U.S. economic expansion is likely to persist.

Although higher short-term interest rates from the Fed do not appear to be imminent, some investors have begun to prepare their portfolios for the end of the Fed’s quantitative easing program. Consequently, we have maintained the fund’s average duration in a slightly short position compared to that of the benchmark, but we have done so through a more bulleted strategy, emphasizing maturities in the one- to two-year range.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital 1-3 Year U. S.
Government Index is a widely accepted, unmanaged index of government bond market performance composed of U. S. Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from September 1, 2010 to February 28, 2011. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.73	$3.96
Ending value (after expenses)	$1,000.10	$998.80
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.72	$3.96
Ending value (after expenses)	$996.80	$995.50
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$3.65	$4.89
Ending value (after expenses)	$991.60	$990.50
Annualized expense ratio (%)	.74	.99
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.63	$3.81
Ending value (after expenses)	$998.90	$996.70
Annualized expense ratio (%)	.53	.77

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds	11

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.4%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—3.2%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	3,545,000	3,516,973
Americredit Automobile Receivables Trust, Ser. 2010-3, Cl. A3	1.14	4/8/15	6,905,000	6,896,261
Ford Credit Auto Owner Trust, Ser. 2007-A, Cl. A4A	5.47	6/15/12	369,710	375,565
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	2,988,099	2,992,611
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	19,154,770	19,356,222
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	2,299,769	2,343,156
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	4,446,655	4,474,427
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	3,965,000	3,937,451
				43,892,666
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	8,414,000	9,349,502
Banks—6.6%
Bank of America, Sub. Notes	5.49	3/15/19	19,975,000	20,444,352
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	6,910,500
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	12,610,000	13,399,953
Citigroup, Sub. Notes	5.00	9/15/14	6,815,000	7,171,779
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,463,260
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	7,130,000	7,330,731
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	4,805,000	5,200,706
Lloyds TSB Bank, Bank Gtd. Notes	6.38	1/21/21	9,015,000	9,345,851
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,590,000	10,033,873
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	9,115,000	9,457,241
				92,758,246
Building & Construction—.5%
CRH America, Gtd. Notes	5.30	10/15/13	7,100,000	7,596,688
Commercial & Professional Services—.7%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	9,136,000[a]	9,176,052
Seminole Tribe of Florida, Notes	7.75	10/1/17	1,130,000[a,b]	1,204,863
				10,380,915
Commercial Mortgage Pass-Through Ctfs.—3.9%
Banc of America Commercial Mortgage, Ser. 2005-6, Cl. A2	5.17	9/10/47	416,899[c]	416,875
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	7,922,000	7,996,105
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.35	1/17/32	2,260,000[c]	2,436,443
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	7,758,903[c]	7,888,675
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	4,400,000	4,440,144
GMAC Commercial Mortgage Securities, Ser. 2001-C1, Cl. D	7.03	4/15/34	7,926,000[c]	7,916,868
Greenwich Capital Commercial Funding, Ser. 2005-GG3, Cl. A2	4.31	8/10/42	4,509,474	4,536,601
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	302,989	308,567
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2006-CB15, Cl. A1	4.75	6/12/43	235,180	235,516

The Funds	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2001-CIB2, Cl. A3	6.43	4/15/35	8,312,378	8,386,059
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C7, Cl. A2	4.06	9/15/27	474,575[c]	474,895
Merrill Lynch Mortgage Trust, Ser. 2005-CKI1, Cl. A2FL	0.39	11/12/37	1,992,971[c]	1,972,884
Prudential Mortgage Capital Funding, Ser. 2001-ROCK, Cl. A2	6.61	5/10/34	1,741,598	1,741,392
Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Cl. A1	4.04	2/15/35	618,537	621,403
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Cl. A4	5.24	7/15/42	323,298[c]	325,781
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. A1	5.69	6/15/49	4,708,887	4,775,901
				54,474,109
Diversified Financial Services—3.6%
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000	8,994,127
General Electric Capital, Sub. Notes	5.30	2/11/21	2,765,000	2,846,023
General Electric Capital, Notes	5.63	9/15/17	10,070,000	11,043,396
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	10,510,000[a]	11,015,352
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	8,451,000	9,075,588
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,485,000	6,766,695
				49,741,181
Electric Utilities—.7%
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000	3,880,821
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	5,785,000	5,995,013
				9,875,834
Entertainment—.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,912,000[a]	1,849,707
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,724,000[a]	1,675,056
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,273,000[a]	2,198,946
				5,723,709
Food & Beverages—1.9%
Diageo Finance, Gtd. Notes	5.50	4/1/13	5,945,000	6,455,901
General Mills, Sr. Unscd. Notes	5.65	2/15/19	2,215,000	2,465,545
Kraft Foods, Sr. Unscd. Notes	5.38	2/10/20	9,265,000	9,873,349
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	7,379,631
				26,174,426
Foreign/Governmental—1.4%
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	10,855,000	11,109,452
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	6,617,313
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,480,000[b]	1,698,300
				19,425,065
Manufacturing—.8%
Tyco International Finance, Gtd. Notes	3.38	10/15/15	10,415,000	10,676,541
Media & Telecommunications—5.8%
America Movil Sab de CV, Gtd. Notes	3.63	3/30/15	3,000,000	3,099,609
AT&T, Sr. Unscd. Notes	5.80	2/15/19	8,145,000	9,117,749

14

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
AT&T, Sr. Unscd. Notes	5.88	8/15/12	5,995,000	6,427,006
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	5,550,000	6,272,238
Comcast, Gtd. Notes	5.90	3/15/16	8,975,000	9,991,248
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,413,732
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000	7,678,350
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	9,295,000	9,791,167
Time Warner Cable, Gtd. Notes	4.13	2/15/21	10,550,000	9,912,727
Time Warner, Gtd. Notes	3.15	7/15/15	4,715,000	4,791,812
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000	11,746,331
				81,241,969
Municipal Bonds—3.9%
California, GO (Build America Bonds)	7.30	10/1/39	11,215,000	11,843,376
Illinois, GO	4.42	1/1/15	4,935,000	4,941,810
Los Angeles Community College District, GO (Build America Bonds)	6.75	8/1/49	13,725,000	14,706,200
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	5,340,000	5,280,512
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	8,145,000	8,843,515
New York City Municipal Water Finance Authority, Water and Sewer
System Second General Resolution Revenue (Build America Bonds)	6.28	6/15/42	5,430,000	5,481,531
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	3,610,000	3,637,797
				54,734,741
Oil & Gas—1.1%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	7,540,000	7,907,100
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	6,825,000	6,885,258
				14,792,358
Property & Casualty Insurance—1.2%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000	8,463,302
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000	7,646,044
				16,109,346
Real Estate—.9%
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	3,000,000	2,880,213
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,285,000	9,044,478
				11,924,691
Residential Mortgage Pass-Through Ctfs.—.1%
GMAC Mortgage Corporation Loan Trust, Ser. 2004-JR1, Cl. A6	0.71	12/25/33	369,014[c]	365,483
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J2, Cl. A2	0.76	6/25/34	428,932[c]	425,237
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J5, Cl. A1	5.25	1/25/35	42,114	42,075
				832,795
Software—1.0%
Microsoft, Sr. Unscd. Notes	5.30	2/8/41	2,795,000	2,826,438
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	11,725,668
				14,552,106

The Funds	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Transportation—.2%
GATX, Sr. Unscd. Notes	4.75	5/15/15	2,850,000	2,986,184
U.S. Government Agencies—2.1%
Federal Home Loan Banks, Bonds	3.63	10/18/13	11,670,000	12,418,000
Federal National Mortgage Association, Notes	3.00	9/16/14	6,610,000[d]	6,919,910
Federal National Mortgage Association, Notes	4.38	7/17/13	9,520,000[d]	10,263,788
				29,601,698
U.S. Government Agencies/Mortgage-Backed—33.3%
Federal Home Loan Mortgage Corp.:
4.50%, 3/1/21—12/1/40			29,137,525[d]	29,833,914
5.00%, 6/1/28—7/1/40			52,095,015[d]	54,679,324
5.50%, 12/1/37—12/1/38			30,149,868[d]	32,275,314
6.00%, 12/1/37—6/1/39			22,678,804[d]	24,671,805
6.50%, 4/1/39			13,800,659[d]	15,423,777
Multiclass Mortgage Participation Ctfs.,
Ser. 2587, Cl. WB, 5.00%, 11/15/16			425,652[d]	431,401
Federal National Mortgage Association:
4.00%			54,270,000[d,e]	53,523,788
4.50%			18,570,000[d,e]	18,932,691
3.50%, 1/1/26			14,283,976[d]	14,348,546
4.00%, 9/1/24—3/1/25			24,021,071[d]	24,757,238
4.50%, 3/1/23—5/1/40			59,669,743[d]	61,555,307
5.00%, 3/1/21—4/1/23			8,133,517[d]	8,664,472
5.50%, 4/1/36—6/1/38			32,797,879[d]	35,268,528
6.00%, 4/1/33—9/1/39			34,279,157[d]	37,519,988
6.50%, 10/1/36—1/1/39			16,500,224[d]	18,484,237
Ser. 2003-64, Cl. BC, 5.50%, 3/25/30			9,267,582[d]	9,609,611
Government National Mortgage Association I;
5.00%, 11/15/34—1/15/39			22,090,037	23,589,457
				463,569,398
U.S. Government Securities—24.4%
U.S. Treasury Bonds:
3.88%, 8/15/40			4,500,000	4,040,861
4.38%, 5/15/40			2,275,000	2,230,562
7.13%, 2/15/23			1,734,000	2,311,909
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27			13,709,730[f]	15,176,026
Notes, 0.50%, 4/15/15			7,311,844[f]	7,593,467
Notes, 0.63%, 4/15/13			7,030,182[b,f]	7,337,204
Notes, 1.38%, 7/15/18			12,089,483[f]	12,876,243
Notes, 1.38%, 1/15/20			9,851,220[f]	10,317,616
Notes, 2.38%, 1/15/17			13,726,031[f]	15,482,538
U.S. Treasury Notes:
0.38%, 8/31/12			8,940,000	8,931,623
0.38%, 9/30/12			1,340,000	1,337,750
0.50%, 11/30/12			4,500,000	4,494,902
0.50%, 10/15/13			25,775,000	25,456,833
0.50%, 11/15/13			50,000	49,313
0.75%, 8/15/13			38,750,000	38,622,861

16

GO—General Obligation

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $27,119,976 or 1.9% of net assets.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $54,906,642 and the value of the collateral held by the fund was
$56,098,600, consisting of cash collateral of $1,517,227 and U.S. Government and Agency securities valued at $54,581,373.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Non-income producing security.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	59.8	Municipal Bonds	3.9
Corporate Bonds	26.1	Foreign/Governmental	1.4
Asset/Mortgage-Backed	7.2	Common Stocks	.0
Short-Term/Money Market Investments	5.5		103.9

† Based on net assets.

See notes to financial statements.

The Funds	17

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.6%
General Dynamics, Gtd. Notes	5.25	2/1/14	3,050,000	3,356,894
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000	2,171,777
				5,528,671
Asset-Backed Ctfs./Auto Receivables—.2%
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	891,657	908,479
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	1,461,584	1,470,713
				2,379,192
Automotive, Trucks & Parts—1.3%
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000	4,945,627
GATX, Sr. Unscd. Notes	4.75	5/15/15	1,900,000	1,990,790
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	5,230,000	5,811,492
				12,747,909
Bank & Finance—14.9%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	3,325,000	3,273,798
Bank of America, Sr. Unscd. Notes	3.70	9/1/15	7,940,000[a]	8,029,674
Bank of America, Sub. Notes	5.42	3/15/17	12,705,000	13,033,285
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	5,074,500
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	8,250,000	8,766,821
Caterpillar Financial Services, Sr. Unscd. Notes	6.13	2/17/14	4,975,000	5,614,820
Citigroup, Sub. Notes	5.00	9/15/14	6,790,000	7,145,470
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	3,137,371
Comerica, Sr. Unscd. Notes	3.00	9/16/15	4,000,000	3,987,480
General Electric Capital, Sr. Unscd. Notes	1.88	9/16/13	3,250,000	3,263,322
General Electric Capital, Sr. Unscd. Notes	2.80	1/8/13	5,000,000	5,131,020
General Electric Capital, Sub. Notes	5.30	2/11/21	1,955,000	2,012,287
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	7,780,000	8,286,354
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	5,860,000	6,334,467
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	2,956,000[b]	3,098,133
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	1,888,000	2,013,748
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	4,110,000	4,448,471
Lloyds TSB Bank, Bank Gtd. Notes	4.88	1/21/16	6,130,000	6,245,354
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,985,000	6,262,016
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	3,630,000	3,898,282
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	15,935,000	16,982,376
Rabobank Nederland, Gtd. Notes	2.13	10/13/15	4,765,000	4,606,974
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	5,260,000	5,457,497
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,195,000	3,333,784
Wachovia, Sub. Notes	5.25	8/1/14	5,710,000	6,162,660
				145,599,964

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Building & Construction—.5%
CRH America, Gtd. Notes	5.30	10/15/13	4,784,000	5,118,669
Commercial & Professional Services—1.3%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	6,380,000[b]	6,407,970
Seminole Tribe of Florida, Notes	7.75	10/1/17	765,000[a,b]	815,681
Stanford University, Bonds	4.75	5/1/19	5,000,000	5,390,450
				12,614,101
Entertainment—.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,425,000[b]	1,378,573
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	849,000[b]	824,897
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,735,000[b]	1,678,474
				3,881,944
Food & Beverages—2.1%
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,415,000	4,794,416
Dr Pepper Snapple Group, Sr. Notes	2.90	1/15/16	3,250,000	3,238,953
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	6,930,000	7,231,538
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	5,125,231
				20,390,138
Foreign/Governmental—1.4%
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000	6,064,506
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	6,667,718
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,064,000[a]	1,220,940
				13,953,164
Health Care—2.6%
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	3,265,083
Astrazeneca, Sr. Unscd. Notes	5.90	9/15/17	5,895,000	6,755,175
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	6,617,378
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000	4,697,672
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	3,675,000	3,729,166
				25,064,474
Industrials—2.4%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	5,045,000	5,290,626
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000	3,184,566
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000	3,227,045
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	2,695,000	2,734,660
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	5,093,000	5,410,375
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	3,705,000	3,839,503
				23,686,775
Media & Telecommunications—6.6%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	5,095,000	5,703,491

The Funds	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000	8,063,499
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,716,441
News America, Gtd. Notes	5.30	12/15/14	5,260,000	5,830,394
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,934,000	5,563,139
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	6,270,000	6,604,693
Time Warner Cable, Gtd. Notes	4.13	2/15/21	7,225,000	6,788,574
Time Warner, Gtd. Notes	3.15	7/15/15	5,010,000	5,091,618
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000	8,439,196
Vodafone Group, Sr. Unscd. Notes	5.35	2/27/12	6,200,000	6,481,207
				64,282,252
Multi-Line Insurance—1.1%
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000	5,171,496
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000	5,074,144
				10,245,640
Municipal Bonds—2.9%
California, GO (Various Purpose)	5.45	4/1/15	4,550,000	4,810,624
California, GO (Various Purpose)	5.95	4/1/16	3,255,000	3,501,176
Illinois, GO	4.42	1/1/15	3,225,000	3,229,450
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	14,370,000	14,209,918
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	2,590,000	2,609,943
				28,361,111
Real Estate—.6%
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	5,410,000	5,702,768
Retailing—.5%
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	5,026,135
Software & Services—.8%
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	7,884,695
U.S. Government Agencies—11.5%
Federal Farm Credit Banks, Bonds	2.13	6/18/12	9,065,000	9,253,987
Federal Farm Credit Banks, Bonds	2.25	4/24/12	12,935,000	13,199,133
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	16,615,533
Federal Home Loan Banks, Bonds	2.05	8/10/12	8,910,000	8,971,488
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,289,058

20

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	8,065,110
Federal Home Loan Mortgage Corp., Notes	1.50	7/12/13	9,820,000[d]	9,846,740
Federal Home Loan Mortgage Corp., Notes	1.88	3/8/13	9,000,000[d]	9,002,781
Federal Home Loan Mortgage Corp., Notes	2.00	4/27/12	7,830,000[d]	7,847,892
Federal National Mortgage Association, Notes	3.00	9/16/14	8,550,000[d]	8,950,867
Federal National Mortgage Association, Notes	4.38	7/17/13	12,055,000[d]	12,996,845
				112,039,434
U.S. Government Agencies/Mortgage-Backed—.0%
Federal Home Loan Mortgage Corp.
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			358,021[d]	377,660
U.S. Government Securities—46.9%
U.S. Treasury Inflation Protected Securities:
Notes, 0.50%, 4/15/15			9,339,540[e]	9,699,262
Notes, 0.63%, 4/15/13			4,064,648[a,e]	4,242,159
Notes, 1.38%, 7/15/18			7,907,203[e]	8,421,788
Notes, 2.38%, 1/15/17			15,106,242[e]	17,039,373
U.S. Treasury Notes:
0.38%, 9/30/12			11,400,000	11,380,859
0.50%, 11/30/12			1,500,000	1,498,300
0.50%, 10/15/13			1,340,000	1,323,459
0.75%, 9/15/13			12,045,000[a]	11,990,424
0.75%, 12/15/13			10,500,000[a]	10,409,763
0.88%, 2/29/12			2,000,000	2,011,792
1.00%, 12/31/11			10,000,000	10,062,500
1.00%, 3/31/12			5,330,000	5,369,954
1.00%, 4/30/12			27,710,000	27,925,473
1.13%, 12/15/12			10,965,000	11,067,369
1.25%, 2/15/14			1,340,000[a]	1,343,559
1.38%, 10/15/12			16,670,000	16,901,163
1.38%, 5/15/13			1,085,000	1,099,330
1.50%, 7/15/12			9,000,000	9,139,221
1.75%, 7/31/15			3,065,000	3,050,644
2.00%, 1/31/16			5,250,000[a]	5,225,803
2.13%, 12/31/15			1,545,000[a]	1,549,467
2.38%, 9/30/14			1,600,000	1,651,250
2.38%, 7/31/17			6,500,000	6,395,389
2.63%, 1/31/18			5,250,000[a]	5,192,171
2.63%, 8/15/20			2,430,000	2,284,579

The Funds	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $51,215,645 and the value of the collateral held by the fund was
$52,499,831, consisting of cash collateral of $9,441,800 and U.S. Government and Agency securities valued at $43,058,031.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $14,203,728 or 1.5% of net assets.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	58.4	Foreign/Governmental	1.4
Corporate Bonds	35.7	Asset/Mortgage-Backed	.2
Municipal Bonds	2.9
Money Market Investments	1.5		100.1

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Intermediate U.S. Government Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services—2.7%
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	1,635,000	1,742,465
U.S. Government Agencies—33.8%
Federal Farm Credit Banks, Bonds	1.02	3/1/13	1,250,000	1,253,856
Federal Home Loan Banks, Bonds	1.63	3/20/13	1,515,000	1,541,611
Federal Home Loan Banks, Bonds	3.63	10/18/13	1,280,000	1,362,043
Federal Home Loan Banks, Bonds	4.25	6/14/13	635,000	682,846
Federal Home Loan Banks, Bonds	4.88	12/13/13	3,750,000	4,121,393
Federal Home Loan Mortgage Corp., Notes	1.00	5/16/13	1,000,000[a]	998,552
Federal Home Loan Mortgage Corp., Notes, Ser. 1	1.63	6/28/13	2,525,000[a]	2,535,516
Federal Home Loan Mortgage Corp., Notes	1.88	3/8/13	1,225,000[a]	1,225,378
Federal Home Loan Mortgage Corp., Notes	5.50	8/20/12	1,345,000[a]	1,442,183
Federal National Mortgage Association, Notes	1.50	12/30/13	915,000[a]	913,847
Federal National Mortgage Association, Notes	1.50	1/27/14	1,000,000[a]	997,359
Federal National Mortgage Association, Notes	2.00	6/24/13	1,200,000[a]	1,204,986
Federal National Mortgage Association, Notes	2.05	4/26/13	925,000[a]	927,195
Federal National Mortgage Association, Notes	4.38	7/17/13	1,270,000[a]	1,369,224
Federal National Mortgage Association, Bonds, Ser. 1	4.75	11/19/12	750,000[a]	802,651
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	440,000[a]	479,268
				21,857,908
U.S. Government Agencies/Mortgage-Backed—9.1%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 2999, Cl. NB, 4.50%, 7/15/17			207,011[a]	211,001
REMIC, Ser. 2619, Cl. YK, 5.00%, 5/15/16			111,609[a]	111,904
REMIC, Ser. 2587, Cl. WB, 5.00%, 11/15/16			110,354[a]	111,845
REMIC, Ser. 3137, Cl. PA, 5.13%, 12/15/13			182,334[a]	186,044
Government National Mortgage Association I:
Ser. 2008-45, Cl. A, 3.58%, 11/16/27			170,332	173,542
Ser. 2004-23, Cl. AB, 3.63%, 9/16/27			216,775	224,764
Ser. 2005-76, Cl. A, 3.96%, 5/16/30			552,506	574,735
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			101,845	105,348
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			122,296	124,636
Ser. 2003-47, Cl. C, 4.23%, 10/16/27			107,116	108,285
Ser. 2008-78, Cl. B, 4.52%, 6/16/32			1,400,000	1,484,034
Ser. 2005-79, Cl. B, 4.65%, 8/16/39			120,000	125,051
Ser. 2004-12, Cl. BA, 4.81%, 8/16/32			562,543	591,011
Ser. 2006-32, Cl. A, 5.08%, 1/16/30			521,826	546,706
Ser. 2004-60, Cl. C, 5.24%, 3/16/28			1,000,000[b]	1,053,199
Ser. 2004-50, Cl. C, 5.32%, 8/16/30			132,459[b]	139,702
				5,871,807

The Funds	23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[b] Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	96.1	Corporate Bonds	2.7
Money Market Investment	3.3		102.1
† Based on net assets.
See notes to financial statements.

24

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.4%	Rate (%)	Date	Amount ($)	Value ($)
Banks—2.8%
Bank of America, Gtd. Notes	3.13	6/15/12	1,875,000	1,938,101
Goldman Sachs Group, Gtd. Notes	3.25	6/15/12	400,000	414,153
JPMorgan Chase & Co., Gtd. Notes	3.13	12/1/11	1,750,000	1,787,149
Key Bank, Gtd. Notes	3.20	6/15/12	2,000,000	2,070,796
Regions Bank, Gtd. Notes	3.25	12/9/11	1,875,000	1,917,883
Wells Fargo & Co., Gtd. Notes	3.00	12/9/11	1,000,000	1,020,880
				9,148,962
Diversified Financial Services—1.6%
General Electric Capital, Gtd. Notes	2.00	9/28/12	3,655,000	3,737,632
General Electric Capital, Gtd. Notes	3.00	12/9/11	1,635,000	1,669,266
				5,406,898
Municipal Bonds—.6%
California, GO	5.25	4/1/14	1,000,000	1,058,950
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/15/50	840,000	846,468
				1,905,418
U.S. Government Agencies—23.8%
Federal Farm Credit Banks, Bonds	1.02	3/1/13	6,250,000	6,269,281
Federal Farm Credit Banks, Bonds	2.25	4/24/12	2,795,000	2,852,074
Federal Home Loan Banks, Bonds	1.63	3/20/13	5,825,000	5,927,316
Federal Home Loan Mortgage Corp., Notes	1.00	5/16/13	5,250,000[a]	5,242,398
Federal Home Loan Mortgage Corp., Notes	1.13	7/27/12	4,880,000[a]	4,921,919
Federal Home Loan Mortgage Corp., Notes, Ser. 1	1.63	6/28/13	5,915,000[a]	5,939,636
Federal Home Loan Mortgage Corp., Notes	1.88	3/8/13	5,000,000[a]	5,001,545
Federal Home Loan Mortgage Corp., Notes	2.13	3/23/12	3,910,000[a]	3,980,517
Federal National Mortgage Association, Notes	0.88	11/8/13	2,700,000[a]	2,665,556
Federal National Mortgage Association, Notes, Ser. 1	1.13	7/30/12	5,000,000[a]	5,042,160
Federal National Mortgage Association, Notes	1.50	12/30/13	4,695,000[a]	4,689,084
Federal National Mortgage Association, Notes	1.50	1/27/14	5,000,000[a]	4,986,795
Federal National Mortgage Association, Notes	2.00	6/24/13	4,880,000[a]	4,900,276
Federal National Mortgage Association, Notes	2.05	4/26/13	4,180,000[a]	4,189,919
Federal National Mortgage Association, Unscd. Notes	3.00	7/28/14	5,765,000[a]	5,817,761
Federal National Mortgage Association, Notes	4.75	2/21/13	5,830,000[a]	6,284,606
				78,710,843

The Funds	25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)
U.S. Government Agencies/			U.S. Government Agencies/
Mortgage-Backed—10.8%			Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.:			Government National
4.00%, 6/1/11—11/1/11	2,284,061[a]	2,313,632	Mortgage Association I (continued):
5.00%, 6/1/11—7/1/12	2,633,461[a]	2,703,749	Ser. 2004-23, Cl. AB,
REMIC, Ser. 2937, Cl. VC,			3.63%, 9/16/27	476,429	493,987
5.00%, 6/15/14	325,104[a]	343,080	Ser. 2006-68, Cl. A, 3.89%,
REMIC, Ser. 2625, Cl. JD,			7/16/26	1,209,211	1,241,202
3.25%, 7/15/17	805,653[a]	823,251	Ser. 2006-67, Cl. A, 3.95%,
REMIC, Ser. 2999, Cl. NB,			11/16/30	1,398,355	1,449,330
4.50%, 7/15/17	975,910[a]	994,720	Ser. 2005-76, Cl. A, 3.96%,
REMIC, Ser. 2619, Cl. YK,			5/16/30	865,996	900,838
5.00%, 5/15/16	557,889[a]	559,360	Ser. 2005-29, Cl. A, 4.02%,
REMIC, Ser. 2495, Cl. UC,			7/16/27	407,382	421,391
5.00%, 7/15/32	54,483[a]	57,483	Ser. 2006-3, Cl. A, 4.21%,
REMIC, Ser. 3137, Cl. PA,			1/16/28	313,580	319,579
5.13%, 12/15/13	573,051[a]	584,711	Ser. 2009-19, Cl. AC,
REMIC, Ser. 3196, Cl. CE,			4.22%, 3/16/34	940,075	990,654
5.25%, 8/15/11	263,214[a]	267,678	Ser. 2003-47, Cl. C, 4.23%,
REMIC, Ser. 1961, Cl. H,			10/16/27	428,463	433,140
6.50%, 5/15/12	2,042[a]	2,050	Ser. 2008-78, Cl. B, 4.52%,
Federal National Mortgage Association:			6/16/32	5,500,000	5,830,134
4.50%, 8/1/13	36,134[a]	38,365	Ser. 2005-79, Cl. B, 4.65%,
5.00%, 11/1/12—11/1/13	552,365[a]	587,118	8/16/39	480,000	500,202
Ser. 2002-T11, Cl. A,			Ser. 2004-12, Cl. BA,
4.77%, 4/25/12	141,213[a]	144,072	4.81%, 8/16/32	1,947,265	2,045,807
Ser. 2002-T3, Cl. A, 5.14%,			Ser. 2006-32, Cl. A, 5.08%,
12/25/11	197,494[a]	198,226	1/16/30	1,934,132	2,026,348
Ser. 2001-T6, Cl. A, 5.70%,			Ser. 2006-31, Cl. C, 5.18%,
5/25/11	3,789[a]	3,789	5/16/34	3,500,000[b]	3,792,747
Ser. 2002-T3, Cl. B, 5.76%,			Ser. 2004-60, Cl. C, 5.24%,
12/25/11	270,000[a]	280,510	3/16/28	4,000,000[b]	4,212,796
Government National			Ser. 2004-50, Cl. C, 5.32%,
Mortgage Association I:			8/16/30	397,377[b]	419,107
Ser. 2008-45, Cl. A, 3.58%,					35,673,225
11/16/27	681,328	694,169

26

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)
U.S. Government Securities—58.8%			U.S. Government Securities (continued)
U.S. Treasury Notes:			U.S. Treasury Notes (continued):
0.50%, 10/15/13	5,750,000	5,679,022	4.75%, 5/31/12	11,000,000	11,605,429
0.63%, 7/31/12	3,500,000	3,511,225	4.88%, 6/30/12	8,500,000	9,010,000
0.63%, 12/31/12	9,750,000	9,752,291			194,208,693
0.75%, 8/15/13	11,000,000	10,963,909	Total Bonds and Notes
0.75%, 9/15/13	13,250,000[c]	13,189,964	(cost $323,984,879)		325,054,039
1.00%, 3/31/12	11,000,000	11,082,456
1.00%, 7/15/13	12,250,000	12,293,071
1.13%, 12/15/12	12,000,000	12,112,032	Other Investment—3.8%	Shares	Value ($)
1.13%, 6/15/13	11,000,000	11,078,166	Registered Investment Company;
1.25%, 2/15/14	3,005,000[c]	3,012,981
			Dreyfus Institutional Preferred
1.38%, 5/15/12	11,000,000	11,137,071
			Plus Money Market Fund
1.38%, 9/15/12	5,000,000	5,069,140
			(cost $12,561,000)	12,561,000[d]	12,561,000
1.38%, 10/15/12	5,000,000	5,069,335
1.38%, 5/15/13	10,750,000	10,891,975	Total Investments
1.50%, 7/15/12	5,000,000	5,077,345	(cost $336,545,879)	102.2%	337,615,039
1.75%, 8/15/12	5,000,000	5,096,290
1.88%, 6/15/12	11,000,000	11,214,841	Liabilities, Less Cash
4.00%, 11/15/12	11,500,000	12,176,971	and Receivables	(2.2%)	(7,355,710)
4.50%, 4/30/12	11,000,000	11,534,105	Net Assets	100.0%	330,259,329
4.63%, 2/29/12	3,500,000	3,651,074

GO—General Obligations

a The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $13,194,978 and the value of the collateral held by the fund was
$13,488,366, consisting of U.S. Government and agency securities valued at $13,488,366.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	93.4	Municipal Bonds	.6
Corporate Bonds	4.4
Money Market Investment	3.8		102.2

† Based on net assets.
See notes to financial statements.

The Funds 27

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,429,035,785	961,671,559	63,919,996	325,054,039
Affiliated issuers	18,105,227	14,420,800	2,170,000	12,561,000
Cash	—	1,414,425	—	57,674
Receivable for investment securities sold	13,747,792	—	—	—
Dividends and interest receivable	9,625,189	8,341,290	384,405	1,422,473
Receivable for shares of Beneficial Interest subscribed	1,145,980	278,378	50,000	1,126,490
Prepaid expenses	1,923	1,302	17,106	9,288
	1,471,661,896	986,127,754	66,541,507	340,230,964
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	470,644	331,200	29,737	100,096
Due to Administrator—Note 4(a)	131,069	91,886	6,110	30,953
Cash overdraft due to Custodian	3,041,278	—	92,932	—
Payable for investment securities purchased	71,555,430	250,109	1,500,112	9,255,718
Liability for securities on loan—Note 2(b)	1,517,227	9,441,800	—	—
Payable for shares of Beneficial Interest redeemed	1,466,950	1,040,812	153,812	545,230
Accrued expenses	94,784	59,858	22,414	39,638
	78,277,382	11,215,665	1,805,117	9,971,635
Net Assets ($)	1,393,384,514	974,912,089	64,736,390	330,259,329
Composition of Net Assets ($):
Paid-in capital	1,358,662,671	954,638,107	64,376,512	339,283,467
Accumulated distributions in excess of investment income—net	(4,257,682)	(3,010,574)	(213,363)	(1,430,578)
Accumulated net realized gain (loss) on investments	(3,697,803)	(8,556,927)	(839,938)	(8,662,720)
Accumulated net unrealized appreciation
(depreciation) on investments	42,677,328	31,841,483	1,413,179	1,069,160
Net Assets ($)	1,393,384,514	974,912,089	64,736,390	330,259,329
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,386,656,427	971,026,650	59,429,197	329,799,070
Shares Outstanding	105,914,314	75,267,919	5,909,039	26,857,505
Net Asset Value Per Share ($)	13.09	12.90	10.06	12.28
Investor Shares
Net Assets ($)	6,728,087	3,885,439	5,307,193	460,259
Shares Outstanding	514,895	301,220	528,221	37,511
Net Asset Value Per Share ($)	13.07	12.90	10.05	12.27
† Investments at cost ($):
Unaffiliated issuers	1,386,358,457	929,830,076	62,506,817	323,984,879
Affiliated issuers	18,105,227	14,420,800	2,170,000	12,561,000
††Value of securities on loan ($)	54,906,642	51,215,645	—	13,194,978

See notes to financial statements.

28

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2011 (Unaudited)

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	24,624,177	14,327,583	735,059	1,934,767
Dividends;
Affiliated issuers	39,558	10,474	1,051	5,120
Income from securities lending—Note 2(b)	20,856	11,547	—	3,527
Total Income	24,684,591	14,349,604	736,110	1,943,414
Expenses:
Investment advisory fee—Note 4(a)	2,845,974	1,961,991	162,283	561,110
Administration fee—Note 4(a)	880,560	607,015	40,167	198,381
Custodian fees—Note 4(b)	51,013	36,172	2,745	12,671
Trustees’ fees and expenses—Note 4(c)	38,415	18,644	1,909	11,769
Registration fees	19,272	20,344	10,737	23,086
Auditing fees	18,600	13,225	14,087	14,780
Loan commitment fees—Note 3	17,139	13,629	104	3,240
Legal fees	16,412	13,385	757	2,298
Shareholder servicing costs—Note 4(b)	12,399	6,483	8,426	1,161
Prospectus and shareholders’ reports	4,387	3,572	1,210	6,706
Miscellaneous	26,573	17,699	12,125	14,660
Total Expenses	3,930,744	2,712,159	254,550	849,862
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	(6,758)	—
Less—reduction in fees due to earnings credits—Note 4(b)	(18)	(3)	(13)	(2)
Net Expenses	3,930,726	2,712,156	247,779	849,860
Investment Income—Net	20,753,865	11,637,448	488,331	1,093,554
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	9,974,160	5,146,808	142,664	423,626
Net unrealized appreciation (depreciation) on investments	(30,674,781)	(19,872,363)	(1,213,524)	(1,788,185)
Net Realized and Unrealized Gain (Loss) on Investments	(20,700,621)	(14,725,555)	(1,070,860)	(1,364,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,244	(3,088,107)	(582,529)	(271,005)

See notes to financial statements.

The Funds	29

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	20,753,865	46,809,985	11,637,448	25,172,141
Net realized gain (loss) on investments	9,974,160	26,793,639	5,146,808	9,510,348
Net unrealized appreciation (depreciation) on investments	(30,674,781)	33,824,361	(19,872,363)	24,451,432
Net Increase (Decrease) in Net Assets
Resulting from Operations	53,244	107,427,985	(3,088,107)	59,133,921
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(27,227,614)	(57,273,181)	(15,699,242)	(34,238,003)
Investor Shares	(144,070)	(317,453)	(72,454)	(105,565)
Net realized gain on investments:
Class M Shares	(1,949,838)	—	—	—
Investor Shares	(10,235)	—	—	—
Total Dividends	(29,331,757)	(57,590,634)	(15,771,696)	(34,343,568)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	112,361,178	367,138,065	117,812,790	345,023,068
Investor Shares	3,116,207	9,726,748	4,210,950	6,082,988
Dividends reinvested:
Class M Shares	4,575,161	7,264,737	2,909,071	6,687,797
Investor Shares	119,031	230,353	67,755	94,585
Cost of shares redeemed:
Class M Shares	(157,027,893)	(308,825,208)	(119,496,522)	(244,678,747)
Investor Shares	(9,364,238)	(4,008,682)	(5,055,094)	(4,224,495)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(46,220,554)	71,526,013	448,950	108,985,196
Total Increase (Decrease) in Net Assets	(75,499,067)	121,363,364	(18,410,853)	133,775,549
Net Assets ($):
Beginning of Period	1,468,883,581	1,347,520,217	993,322,942	859,547,393
End of Period	1,393,384,514	1,468,883,581	974,912,089	993,322,942
Undistributed (distributions in excess of)
investment income—net	(4,257,682)	2,360,137	(3,010,574)	1,123,674
Capital Share Transactions (Shares):
Class M Shares
Shares sold	8,497,775	28,162,871	9,055,936	26,754,599
Shares issued for dividends reinvested	348,790	555,927	223,523	517,830
Shares redeemed	(11,890,289)	(23,661,002)	(9,195,178)	(18,985,466)
Net Increase (Decrease) in Shares Outstanding	(3,043,724)	5,057,796	84,281	8,286,963
Investor Shares
Shares sold	236,949	741,666	322,706	469,607
Shares issued for dividends reinvested	9,055	17,645	5,207	7,308
Shares redeemed	(703,605)	(306,534)	(389,344)	(328,177)
Net Increase (Decrease) in Shares Outstanding	(457,601)	452,777	(61,431)	148,738

See notes to financial statements.

30

	BNY Mellon Intermediate		BNY Mellon Short-Term
	U.S. Government Fund		U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	488,331	1,073,308	1,093,554	2,672,649
Net realized gain (loss) on investments	142,664	718,436	423,626	1,181,656
Net unrealized appreciation (depreciation) on investments	(1,213,524)	1,360,631	(1,788,185)	937,169
Net Increase (Decrease) in Net Assets
Resulting from Operations	(582,529)	3,152,375	(271,005)	4,791,474
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(866,172)	(1,804,997)	(2,778,968)	(4,677,556)
Investor Shares	(77,321)	(190,012)	(5,816)	(15,711)
Net realized gain on investments:
Class M Shares	(41,533)	(829,682)	—	—
Investor Shares	(3,710)	(95,399)	—	—
Total Dividends	(988,736)	(2,920,090)	(2,784,784)	(4,693,267)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	13,911,512	17,557,948	111,219,163	257,459,398
Investor Shares	98,302	287,498	1,652,720	903,260
Dividends reinvested:
Class M Shares	193,462	890,528	604,502	1,087,611
Investor Shares	72,508	262,075	4,085	3,820
Cost of shares redeemed:
Class M Shares	(13,072,629)	(14,862,578)	(83,683,148)	(130,942,023)
Investor Shares	(1,410,053)	(477,536)	(2,176,317)	(757,806)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(206,898)	3,657,935	27,621,005	127,754,260
Total Increase (Decrease) in Net Assets	(1,778,163)	3,890,220	24,565,216	127,852,467
Net Assets ($):
Beginning of Period	66,514,553	62,624,333	305,694,113	177,841,646
End of Period	64,736,390	66,514,553	330,259,329	305,694,113
Undistributed (distributions in excess of)
investment income—net	(213,363)	241,799	(1,430,578)	260,652
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,369,806	1,723,129	9,010,046	20,783,982
Shares issued for dividends reinvested	19,038	87,814	48,999	87,811
Shares redeemed	(1,288,173)	(1,461,517)	(6,783,197)	(10,571,625)
Net Increase (Decrease) in Shares Outstanding	100,671	349,426	2,275,848	10,300,168
Investor Shares
Shares sold	9,609	27,940	133,832	72,868
Shares issued for dividends reinvested	7,129	25,807	332	308
Shares redeemed	(137,935)	(46,765)	(176,258)	(61,105)
Net Increase (Decrease) in Shares Outstanding	(121,197)	6,982	(42,094)	12,071

See notes to financial statements.

The Funds	31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.36	12.90	12.38	12.24	12.23	12.66
Investment Operations:
Investment income—net[a]	.19	.43	.52	.60	.57	.52
Net realized and unrealized
gain (loss) on investments	(.19)	.56	.56	.15	.04	(.38)
Total from Investment Operations	—	.99	1.08	.75	.61	.14
Distributions:
Dividends from investment income—net	(.25)	(.53)	(.56)	(.61)	(.60)	(.57)
Dividends from net realized gain on investments	(.02)	—	—	—	—	—
Total Distributions	(.27)	(.53)	(.56)	(.61)	(.60)	(.57)
Net asset value, end of period	13.09	13.36	12.90	12.38	12.24	12.23
Total Return (%)	.01[b]	7.84	8.95	6.17	5.06	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.56	.55	.56	.56
Ratio of net expenses to average net assets	.55[c]	.55	.56	.55	.56	.56
Ratio of net investment income
to average net assets	2.92[c]	3.29	4.15	4.78	4.67	4.27
Portfolio Turnover Rate	56.65[b]	99.66	62.19	60.76	134.49	104.53[d]
Net Assets, end of period ($ x 1,000)	1,386,656	1,455,913	1,340,824	995,421	944,416	885,994

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2006 was 101.12%.

See notes to financial statements.

32

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.34	12.88	12.36	12.21	12.21	12.63
Investment Operations:
Investment income—net[a]	.17	.39	.50	.56	.53	.49
Net realized and unrealized
gain (loss) on investments	(.18)	.57	.54	.16	.04	(.37)
Total from Investment Operations	(.01)	.96	1.04	.72	.57	.12
Distributions:
Dividends from investment income—net	(.24)	(.50)	(.52)	(.57)	(.57)	(.54)
Dividends from net realized gain on investments	(.02)	—	—	—	—	—
Total Distributions	(.26)	(.50)	(.52)	(.57)	(.57)	(.54)
Net asset value, end of period	13.07	13.34	12.88	12.36	12.21	12.21
Total Return (%)	(.12)[b]	7.60	8.74	5.81	4.82	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.81	.81	.80	.81	.80
Ratio of net expenses to average net assets	.80[c]	.81	.81	.80	.81	.80
Ratio of net investment income
to average net assets	2.69[c]	3.03	3.88	4.52	4.42	4.02
Portfolio Turnover Rate	56.65[b]	99.66	62.19	60.76	134.49	104.53[d]
Net Assets, end of period ($ x 1,000)	6,728	12,971	6,696	3,472	4,621	3,319

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2006 was 101.12%.

See notes to financial statements.

The Funds	33

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.15	12.81	12.37	12.19	12.14	12.47
Investment Operations:
Investment income—net[a]	.15	.35	.46	.55	.53	.46
Net realized and unrealized
gain (loss) on investments	(.19)	.47	.50	.21	.09	(.26)
Total from Investment Operations	(.04)	.82	.96	.76	.62	.20
Distributions:
Dividends from investment income—net	(.21)	(.48)	(.52)	(.58)	(.57)	(.53)
Net asset value, end of period	12.90	13.15	12.81	12.37	12.19	12.14
Total Return (%)	(.32)[b]	6.52	8.07	6.19	5.22	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.56	.55	.56	.56
Ratio of net expenses to average net assets	.55[c]	.55	.56	.55	.56	.56
Ratio of net investment income
to average net assets	2.37[c]	2.72	3.75	4.43	4.36	3.79
Portfolio Turnover Rate	23.12[b]	44.58	53.05	53.28	84.24	86.50
Net Assets, end of period ($ x 1,000)	971,027	988,555	856,808	785,841	725,064	656,120

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

34

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.15	12.81	12.36	12.19	12.14	12.47
Investment Operations:
Investment income—net[a]	.14	.31	.43	.53	.48	.43
Net realized and unrealized
gain (loss) on investments	(.20)	.48	.51	.18	.11	(.26)
Total from Investment Operations	(.06)	.79	.94	.71	.59	.17
Distributions:
Dividends from investment income—net	(.19)	(.45)	(.49)	(.54)	(.54)	(.50)
Net asset value, end of period	12.90	13.15	12.81	12.36	12.19	12.14
Total Return (%)	(.45)[b]	6.26	7.78	5.91	4.96	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.81	.81	.80	.81	.81
Ratio of net expenses to average net assets	.80[c]	.81	.81	.80	.81	.81
Ratio of net investment income
to average net assets	2.12[c]	2.44	3.48	4.19	4.10	3.55
Portfolio Turnover Rate	23.12[b]	44.58	53.05	53.28	84.24	86.50
Net Assets, end of period ($ x 1,000)	3,885	4,768	2,740	1,616	1,931	681

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	35

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares†
Six Months Ended
BNY Mellon Intermediate	February 28, 2011	Year Ended	Eight Months Ended		Year Ended December 31,
U.S. Government Fund	(Unaudited)	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.30	10.27	10.43	9.99	9.81	9.94	10.15
Investment Operations:
Investment income—net[b]	.08	.17	.14	.42	.42	.42	.39
Net realized and unrealized
gain (loss) on investments	(.16)	.33	(.10)	.39	.23	(.08)	(.14)
Total from Investment Operations	(.08)	.50	.04	.81	.65	.34	.25
Distributions:
Dividends from investment income—net	(.15)	(.32)	(.20)	(.37)	(.47)	(.47)	(.46)
Dividends from net realized
gain on investments	(.01)	(.15)	(.00)[c]	—	—	—	—
Total Distributions	(.16)	(.47)	(.20)	(.37)	(.47)	(.47)	(.46)
Net asset value, end of period	10.06	10.30	10.27	10.43	9.99	9.81	9.94
Total Return (%)	(.84)[d]	5.03	.41[d]	8.31	6.80	3.58	2.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[e]	.74	.78[e]	.76	.77	.78	.78
Ratio of net expenses to average net assets	.74[e]	.65	.65[e]	.65	.65	.65	.65
Ratio of net investment income
to average net assets	1.53[e]	1.71	2.08[e]	4.12	4.31	4.27	3.88
Portfolio Turnover Rate	23.89[d]	60.52	56.74[d]	85.47	57	21	29
Net Assets, end of period ($ x 1,000)	59,429	59,832	56,037	120,970	106,650	103,686	114,209

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

36

			Investor Shares†
Six Months Ended
BNY Mellon Intermediate	February 28, 2011	Year Ended	Eight Months Ended		Year Ended December 31,
U.S. Government Fund	(Unaudited)	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.29	10.25	10.42	9.98	9.80	9.93	10.14
Investment Operations:
Investment income—net[b]	.06	.15	.13	.39	.40	.39	.36
Net realized and unrealized
gain (loss) on investments	(.15)	.34	(.12)	.40	.23	(.07)	(.14)
Total from Investment Operations	(.09)	.49	.01	.79	.63	.32	.22
Distributions:
Dividends from investment income—net	(.14)	(.30)	(.18)	(.35)	(.45)	(.45)	(.43)
Dividends from net realized
gain on investments	(.01)	(.15)	(.00)[c]	—	—	—	—
Total Distributions	(.15)	(.45)	(.18)	(.35)	(.45)	(.45)	(.43)
Net asset value, end of period	10.05	10.29	10.25	10.42	9.98	9.80	9.93
Total Return (%)	(.95)[d]	4.87	.14[d]	8.06	6.53	3.32	2.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[e]	.99	1.04[e]	1.01	1.02	1.03	1.03
Ratio of net expenses to average net assets	.99[e]	.90	.90[e]	.90	.90	.90	.90
Ratio of net investment income
to average net assets	1.28[e]	1.46	1.89[e]	3.87	4.06	4.02	3.62
Portfolio Turnover Rate	23.89[d]	60.52	56.74[d]	85.47	57	21	29
Net Assets, end of period ($ x 1,000)	5,307	6,682	6,588	6,292	6,015	6,319	7,161

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds	37

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2011		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.40	12.39	12.19	12.02	11.99	12.14
Investment Operations:
Investment income—net[a]	.04	.13	.29	.46	.56	.39
Net realized and unrealized
gain (loss) on investments	(.05)	.11	.30	.23	.03	(.06)
Total from Investment Operations	(.01)	.24	.59	.69	.59	.33
Distributions:
Dividends from investment income—net	(.11)	(.23)	(.39)	(.52)	(.56)	(.48)
Net asset value, end of period	12.28	12.40	12.39	12.19	12.02	11.99
Total Return (%)	(.11)[b]	1.96	4.90	5.83	5.05	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.53	.56	.55	.55	.54
Ratio of net expenses to average net assets	.53[c]	.53	.56	.55	.55	.54
Ratio of net investment income
to average net assets	.68[c]	1.07	2.32	3.79	4.65	3.24
Portfolio Turnover Rate	44.09[b]	59.58	117.43	84.77	127.30	85.97
Net Assets, end of period ($ x 1,000)	329,799	304,707	177,005	133,857	128,628	131,885

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

38

			Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2011		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.40	12.39	12.20	12.02	12.00	12.14
Investment Operations:
Investment income—net[a]	.03	.11	.23	.45	.49	.41
Net realized and unrealized
gain (loss) on investments	(.07)	.10	.32	.22	.06	(.10)
Total from Investment Operations	(.04)	.21	.55	.67	.55	.31
Distributions:
Dividends from investment income—net	(.09)	(.20)	(.36)	(.49)	(.53)	(.45)
Net asset value, end of period	12.27	12.40	12.39	12.20	12.02	12.00
Total Return (%)	(.33)[b]	1.73	4.63	5.55	4.67	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.78	.82	.79	.80	.77
Ratio of net expenses to average net assets	.77[c]	.78	.82	.79	.80	.77
Ratio of net investment income
to average net assets	.42[c]	.84	1.93	3.61	4.51	3.25
Portfolio Turnover Rate	44.09[b]	59.58	117.43	84.77	127.30	85.97
Net Assets, end of period ($ x 1,000)	460	987	837	94	140	281

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	39

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund’s and BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective seek to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor shares of each fund.

Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the

40

market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Trust’s Board, or are determined by the funds not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of theTrust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of February 28, 2011 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the funds. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining

The Funds	41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

portion of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis.

Realized gains and losses from securities transactions are

recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Asset-Backed	—	—	43,892,666	—	—	—	43,892,666
Commercial Mortgage-Backed	—	—	54,474,109	—	—	—	54,474,109
Corporate Bonds†	—	—	363,883,696	—	—	—	363,883,696
Equity Securities—Domestic†	82,640	—	—	—	—	—	82,640
Foreign Government	—	—	19,425,065	—	—	—	19,425,065
Municipal Bonds	—	—	54,734,741	—	—	—	54,734,741
Mutual Funds	18,105,227	—	—	—	—	—	18,105,227
Residential
Mortgage-Backed	—	—	832,795	—	—	—	832,795
U.S. Government Agencies/
Mortgage-Backed	—	—	493,171,096	—	—	—	493,171,096
U.S. Treasury	—	—	398,538,977	—	—	—	398,538,977
BNY Mellon Intermediate
Bond Fund
Asset-Backed	—	—	2,379,192	—	—	—	2,379,192
Corporate Bonds†	—	—	347,774,135	—	—	—	347,774,135
Foreign Government	—	—	13,953,164	—	—	—	13,953,164
Municipal Bonds	—	—	28,361,111	—	—	—	28,361,111
Mutual Funds	14,420,800	—	—	—	—	—	14,420,800
U.S. Government
Agencies/
Mortgage-Backed	—	—	112,417,094	—	—	—	112,417,094
U.S. Treasury	—	—	456,786,863	—	—	—	456,786,863
BNY Mellon Intermediate
U.S. Government Fund
Corporate Bonds†	—	—	1,742,465	—	—	—	1,742,465
Mutual Funds	2,170,000	—	—	—	—	—	2,170,000
U.S. Government
Agencies/
Mortgage-Backed	—	—	27,729,715	—	—	—	27,729,715
U.S. Treasury	—	—	34,447,816	—	—	—	34,447,816
Bny Mellon Short-Term U.S.
Government Securities Fund
Corporate Bonds†	—	—	14,555,860	—	—	—	14,555,860
Municipal Bonds	—	—	1,905,418	—	—	—	1,905,418
Mutual Funds	12,561,000	—	—	—	—	—	12,561,000
U.S. Government
Agencies/
Mortgage-Backed	—	—	114,384,068	—	—	—	114,384,068
U.S. Treasury	—	—	194,208,693	—	—	—	194,208,693

†	See Statements of Investments for additional detailed categorizations.

42

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amount The Bank of NewYork

Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended February 28, 2011.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$11,230
BNY Mellon Intermediate Bond Fund	6,218
BNY Mellon Short-Term U.S.
Government Securities Fund	1,899

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended February 28, 2011.

Table 3—Affiliated Investment Companies

	Value				Value		Net
Affiliated Investment Company	8/31/2010	($)	Purchases ($)	Sales ($)	2/28/2011	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	12,219,000		369,567,000	365,198,000	16,588,000		1.2
Dreyfus Institutional Cash
Advantage Plus Fund	962,574		280,092,680	279,538,027	1,517,227.1
Total	13,181,574		649,659,680	644,736,027	18,105,227		1.3
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	10,833,000		84,084,000	89,938,000	4,979,000.5
Dreyfus Institutional Cash
Advantage Plus Fund	13,308,666		124,189,777	128,056,643	9,441,800		1.0
Total	24,141,666		208,273,777	217,994,643	14,420,800		1.5
BNY Mellon Intermediate
U.S. Government Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	935,000		14,019,000	12,784,000	2,170,000		3.3
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	4,348,000		97,669,000	89,456,000	12,561,000		3.8
Dreyfus Institutional Cash
Advantage Plus Fund	5,970,000		97,580,887	103,550,887	—		—
Total	10,318,000		195,249,887	193,006,887	12,561,000		3.8

The Funds	43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Concentration of risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income

Table 4—Capital Loss Carryover

and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2011, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010.

Under the recently earned Regulated Investment Company Modernization Act of 2010, each relevant fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010. The tax character of current year distributions will be determined at the end of the current fiscal year.

Expiring in fiscal	2014($)†	2015($)†	2016($)†	2017($)	2018($)†	Total ($)
BNY Mellon Bond Fund	—	—	7,345,590	—	—	7,345,590
BNY Mellon Intermediate Bond Fund	—	3,867,963	—	—	—	3,867,963
BNY Mellon Short-Term U.S.
Government Securities Fund	2,822,720	4,701,996	—	—	28,529	7,553,245

†	If not applied, the carryovers expire in the above years.

44

NOTE 3—Bank Lines of Credit:

The funds participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on February 28, 2011, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .50% of BNY Mellon Intermediate U.S. Government Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

The Investment Adviser had contractually agreed, from September 1, 2009 through September 30, 2010, to waive receipt of its fees and/or assume expenses of BNY Mellon Bond Fund so that the direct expenses of Class M shares and Investor shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees

Table 5—Tax Character of Distributions Paid

on borrowings and extraordinary expenses) did not exceed .69% and .94% of the value of the average daily net assets of their respective class. During the period ended February 28, 2011, there was no expense reimbursement pursuant to the undertaking.This undertaking is no longer in effect.

The Investment Adviser had contractually agreed, from September 1, 2009 through September 30, 2010, to waive receipt of its fees and/or assume the expenses of BNY Mellon Intermediate U.S. Government Fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) did not exceed .65% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $6,758 during the period ended February 28, 2011.This undertaking is no longer in effect.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

		Long Term
	Ordinary Income ($)	Capital Gains ($)
	August 31, 2010	August 31, 2010
BNY Mellon Bond Fund	57,590,634	—
BNY Mellon Intermediate Bond Fund	34,343,568	—
BNY Mellon Intermediate U.S. Government Fund	2,309,590	610,500
BNY Mellon Short-Term
U.S. Government Securities Fund	4,693,267	—

The Funds	45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amount Investor shares of each fund were charged during the period ended February 28, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees
BNY Mellon Bond Fund	$10,737
BNY Mellon Intermediate Bond Fund	6,227
BNY Mellon Intermediate
U.S. Government Fund	7,469
BNY Mellon Short-Term
U.S. Government Securities Fund	997

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2011, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations. These fees were offset by earnings credits pursuant to the cash management agreements, also summarized in Table 7.

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2011, pursuant to the custody agreement.

Table 8—Custody Agreement Fees
BNY Mellon Bond Fund	$51,013
BNY Mellon Intermediate Bond Fund	36,172
BNY Mellon Intermediate
U.S. Government Fund	2,745
BNY Mellon Short-Term
U.S. Government Securities Fund	12,671

During the period ended February 28, 2011, each fund was charged $3,197 for services performed by the Chief Compliance Officer.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from theTrust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

Table 7—Cash Management Agreement Fees

	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	426	(18)
BNY Mellon Intermediate Bond Fund	59	(3)
BNY Mellon Intermediate U.S. Government Fund	322	(13)
BNY Mellon Short-Term U.S. Government Securities Fund	52	(2)

46

The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 28, 2011.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The funds held no derivatives during the period ended February 28, 2011.These disclosures did not impact the notes to the financial statements.

Table 11 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2011.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statements of Investments).

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment		Shareholder	Chief
	Advisory	Custodian	Services	Compliance
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	426,381	41,500	1,330	1,433
BNY Mellon Intermediate Bond Fund	298,912	30,000	855	1,433
BNY Mellon Intermediate U.S. Government Fund	24,846	2,444	1,014	1,433
BNY Mellon Short-Term U.S. Government Securities Fund	88,107	10,467	89	1,433

Table 10—Purchases and Sales

		Purchases ($)		Sales ($)
BNY Mellon Bond Fund		801,310,950	855,216,196
BNY Mellon Intermediate Bond Fund		228,955,764	224,878,405
BNY Mellon Intermediate U.S. Government Fund		15,391,441		15,353,933
BNY Mellon Short-Term U.S. Government Securities Fund		167,199,492	139,672,319

Table 11—Accumulated Net Unrealized Appreciation

		Gross	Gross
		Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund		47,071,930	4,394,602	42,677,328
BNY Mellon Intermediate Bond Fund		34,208,631	2,367,148	31,841,483
BNY Mellon Intermediate
U.S. Government Fund		1,599,098	185,919	1,413,179
BNY Mellon Short-Term
U.S. Government Securities Fund		1,509,712	440,552	1,069,160

The Funds	47

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	The Bank of New York Mellon
New York, NY 10166	One Wall Street
New York, NY 10286
Investment Adviser
Transfer Agent &
BNY Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
The Bank of New York Mellon
One Wall Street	MBSC Securities Corporation
New York, NY 10286	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2011 MBSC Securities Corporation

MFTSA0211-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 28, 2011

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon National Intermediate
Municipal Bond Fund	3
BNY Mellon National Short-Term
Municipal Bond Fund	5
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund	9
BNY Mellon NewYork
Intermediate Tax-Exempt Bond Fund	11
BNY Mellon Municipal
Opportunities Fund	13
UnderstandingYour Fund’s Expenses	15
ComparingYour Fund’s Expenses
With Those of Other Funds	16
Statements of Investments	17
Statements of Assets and Liabilities	84
Statements of Operations	86
Statements of Changes in Net Assets	88
Financial Highlights	95
Notes to Financial Statements	109

For More Information

Back cover

The views expressed herein are current to the date of this report.These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

The Funds

LETTER FROM

THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2011.

The past six months proved to be an extraordinarily volatile period for municipal bonds. Fixed-income securi ties generally experienced price declines when municipal bonds responded negatively to reports of potential budget shortfalls affecting most state and local governments, the increased supply caused by the end of the Build America Bonds (BAB) subsidy program, as issuers sought to issue tax-exempt BAB bonds before the 2010 year-deadline. In addition, a new round of monetary stimulus suggested that the economy was likely to gain strength, kindling concerns regarding potentially higher interest rates down the road.

We believe that municipal bonds have become more attractively valued in the wake of recent market volatility Despite negative media coverage of the risks confronting the market, we believe that the vast majority of issuers continue to service their debt without interruption. In analysis, fundamental measures of quality – including liq uidity and revenue stabilization – support a stable outlook for tax-backed and revenue-backed municipal bonds. Over the longer term, we believe that higher tax rates in many states will provide additional support to the municipal bond market. As always, your portfolio manager can help you align your investments with the opportunities challenges that 2011 has in store.

For information about how each fund performed dur ing the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance each fund.

Thank you for your continued confidence and support

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of –3.11%, Investor shares returned –3.16% and Dreyfus Premier shares returned –3.47%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned –2.40% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund produced lower returns than its benchmark, due primarily to overweighted exposure to longer-term municipal bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall after the Federal Reserve Board embarked on a new round of quantitative easing.This stimulative measure eased investors’ economic worries, and interest rates climbed at the longer end of the market’s maturity range, causing bond prices to fall.

In addition, municipal bonds encountered heightened volatility in anticipation of changes in supply-and-demand dynamics as it became clearer that the Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable municipal bond market, would be allowed to expire at the end of 2010. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of traditional tax-exempt securities. Finally, most states and some local municipalities continued to struggle with fiscal pressures, which were highlighted by news reports about state budget cuts and other austerity measures.As a result of these various market forces, municipal bonds lost some of their value during the reporting period.

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined by overweighted exposure to municipal bonds with maturities of 15 years or more, which bore the brunt of rising long-term interest rates. As rates increased, we

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

lengthened the fund’s average duration as we sought to capture higher yields.While this move positioned the fund for eventual market stabilization, it proved counterproductive at the time. In addition, the fund’s BBB-rated bonds were hurt by intensifying credit concerns.Although none of the fund’s holdings experienced credit problems, they suffered due to investor’s general concerns regarding credit quality.

These adverse influences were mitigated to a degree by a “barbell” yield curve strategy at the lower end of the investment-grade range, in which we balanced longer-term holdings with securities maturing in four years or less. In addition, the fund’s holdings of bonds issued on behalf of educational institutions fared relatively well. The fund also benefited from the use of futures contracts, which helped us manage interest-rate risks more effectively. Finally, we increased the fund’s cash position toward the end of 2010, which enabled us to cushion the impact of market volatility.

Weathering a Period of Transition

We were encouraged by signs of market stabilization in February, when long-term interest rates moderated and demand for municipal bonds bounced back. Although we expect additional bouts of volatility over the near term as the economic recovery progresses, we remain optimistic about the potential of the municipal bond market over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, we believe demand for municipal securities seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road. Consequently, we currently intend to maintain a relatively defensive investment posture, but we are prepared to adjust the fund’s positioning as market conditions evolve.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of –0.38%, and Investor shares produced a total return of –0.59%.1 In comparison, the BofA Merrill Lynch 1-5 Year Municipal Bond Index, the fund’s benchmark, produced a total return of –0.52% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund produced returns that were roughly in line with its benchmark, as the positive effects of a relatively short average duration were offset by shortfalls stemming from underweighted exposure to AAA- and BBB-rated securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall after the Federal Reserve Board embarked on a new round of quantitative easing.This stimulative measure eased investors’ economic worries, and interest rates climbed at the longer end of the market’s maturity range, causing bond prices to fall.

In addition, municipal bonds encountered heightened volatility in anticipation of changes in supply-and-demand dynamics, when it became clearer that the Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable municipal bond market, would be allowed to expire at the end of 2010. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of traditional tax-exempt securities. Finally, most states and some local municipalities continued to struggle with fiscal pressures, which were

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

highlighted by news reports about state budget cuts and other austerity measures. As a result of these various market forces, short-term municipal bonds lost some of their value during the reporting period, but they tended to fare better than longer-term municipal bonds.

Short Duration Bolstered Relative Returns

The fund’s relative performance was positively influenced by a short duration posture compared to the benchmark, which we had established in anticipation of stronger economic growth and potential increases in short-term interest rates. We achieved this defensive duration stance through a focus on securities with maturities in the three- to four-year range. In addition, we maintained a larger-than-usual cash position over much of the reporting period, which also contributed to the fund’s relatively short duration.

However, the beneficial effects of the fund’s duration position were balanced by less favorable results stemming from underweighted exposure to bonds at both ends of the investment-grade credit-rating spectrum. We generally favored bonds rated A or AA over those with AAA or BBB ratings, largely because we believed that securities in the middle of the range offered the best combination of safety, liquidity and yield. However, AAA and BBB securities modestly outperformed other investment-grade rating tiers during the reporting period, dampening the fund’s relative results.

Weathering a Period of Transition

We were encouraged by signs of market stabilization in February, when longer-term interest rates moderated and overall demand for municipal bonds bounced back. Although we expect additional bouts of volatility over the near term as the economic recovery progresses, we remain optimistic about the potential of the municipal bond market over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, we believe demand for municipal securities seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road. Consequently, we currently intend to maintain a relatively defensive investment posture, but we are prepared to adjust the fund’s positioning as market conditions evolve.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-5Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment-grade municipal bonds maturing in the 1- to (but not including)
5-year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of –2.96%, and Investor shares returned –3.01%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned –2.40% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund produced lower returns than its benchmark, due primarily to overweighted exposure to longer-term municipal bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall after the Federal Reserve Board embarked on a new round of quantitative easing.This stimulative measure eased investors’ economic worries, and interest rates climbed at the longer end of the market’s maturity range, causing bond prices to fall.

In addition, municipal bonds encountered heightened volatility in anticipation of changes in supply-and-demand dynamics, when it became clearer that the Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable municipal bond market, would be allowed to expire at the end of 2010. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of traditional tax-exempt securities. Like most states and some local municipalities, Pennsylvania continued to struggle with fiscal pressures, but credit conditions remained relatively stable

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

due to the state’s history of prudent financial management. As a result, Pennsylvania municipal bonds generally lost slightly less value than national averages.

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined to a degree by overweighted exposure to municipal bonds with maturities of 15 years or more, which bore the brunt of rising long-term interest rates. As rates increased, we lengthened the fund’s average duration as we sought to capture higher yields.While this move positioned the fund for eventual market stabilization, it proved counterproductive at the time. In addition, the fund’s BBB-rated bonds, specifically Puerto Rico credits, were hurt by intensifying credit concerns. Weakness was particularly pronounced among bonds backed by the national tobacco settlement agreement between states and U.S. tobacco companies.

These adverse influences were mitigated to a degree by a “barbell” yield curve strategy, in which we balanced longer-term holdings with securities maturing in four years or less. In addition, the fund’s holdings of escrowed bonds, for which the funds for early redemption have been set aside, fared relatively well.The fund also benefited from the use of futures contracts, which helped us manage interest-rate risks more effectively. Finally, we increased the fund’s cash position toward the end of 2010, helping to cushion the impact of subsequent market volatility.

Weathering a Period of Transition

We were encouraged by signs of market stabilization in February, when long-term interest rates moderated and demand for municipal bonds bounced back. Although we expect additional bouts of volatility over the near term as the U.S. economic recovery progresses, we remain optimistic about the potential of the municipal bond market over the longer term. Once the transition to a more ample national supply of tax-exempt securities is complete, we believe demand for municipal securities seems likely to stay robust as investors respond to higher taxes in some states and possible federal tax increases down the road. Consequently, we currently intend to maintain a relatively defensive investment posture, but we are prepared to adjust the fund’s positioning as market conditions evolve.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of –2.75%, Investor shares returned –2.87% and Dreyfus Premier shares returned –3.10%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned –2.40% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund produced modestly lower returns than its benchmark, due primarily to our duration management strategy as longer-term interest rates climbed.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall, after the Federal Reserve Board embarked on a new round of quantitative easing. This stimulative measure eased investors’ worries of a double-dip recession, and interest rates climbed at the longer end of the market’s maturity range, causing bond prices to fall.

In addition, municipal bonds encountered heightened volatility in anticipation of changes in supply-and-demand dynamics, when it became clear in the fall that the Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable municipal bond market, would be allowed to expire at the end of 2010. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of traditional tax-exempt securities, putting downward pressure on prices. Finally, although most states and some local municipalities continued to struggle with fiscal pressures, Massachusetts has fared relatively well due to its diversified economic base and history of prudent financial management. As a result, Massachusetts municipal bonds generally lost less value than national averages.

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined by overweighted exposure to municipal bonds with maturities of 15 years or more, which bore the brunt of rising long-term interest rates.As rates increased, we lengthened the fund’s average duration as we sought to capture higher yields. While this move positioned the fund for eventual market stabilization, it proved counterproductive at the time.

On the other hand, overweighted exposure to municipal bonds with maturities of five years or less contributed positively to the fund’s performance compared to the benchmark. In addition, the fund’s holdings of escrowed bonds, for which the funds for early redemption have been set aside, fared relatively well, as did bonds issued on behalf of educational institutions.The fund also benefited from the use of futures contracts, which helped us manage interest-rate risks more effectively. Finally, we increased the fund’s cash position toward the end of 2010, which enabled us to cushion the impact of subsequent market volatility.

Weathering a Period of Transition

We were encouraged by signs of market stabilization in February, when long-term interest rates moderated and demand for municipal bonds recovered. Although we expect additional bouts of volatility over the near term as the U.S. economic recovery progresses, we remain optimistic about the potential of the municipal bond market over the longer term. Once the transition to a more ample national supply of tax-exempt securities is complete, we believe demand for municipal securities seems likely to stay robust as investors respond to higher taxes in some states and possible federal tax increases down the road. Consequently, we currently intend to maintain a relatively defensive investment posture, but we are prepared to adjust the fund’s positioning as market conditions evolve.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market, consisting of municipal bonds with maturities ranging from 2 to 17 years.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of –2.87%, and Investor shares returned –2.99%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned –2.40% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund produced lower returns than its benchmark, due primarily to overweighted exposure to longer-term municipal bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, NewYork state and New York city personal income taxes. These municipal bonds include those issued by NewYork state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall after the Federal Reserve Board embarked on a new round of quantitative easing.This stimulative measure eased investors’ economic worries, and interest rates climbed at the longer end of the market’s maturity range, causing longer-term bond prices to fall.

In addition, municipal bonds encountered heightened volatility in anticipation of changes in supply-and-demand dynamics when it became clearer that the federally subsidized Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable municipal bond market, would be allowed to expire at the end of 2010. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of traditional tax-exempt securities, putting downward pressure on prices. Like most states and some local municipalities, New York has continued to struggle with fiscal pressures, but credit concerns have eased somewhat as business conditions onWall Street, a major driver of the state’s economic activity, have improved.

The Funds	11

DISCUSSION OF FUND PERFORMANCE (continued)

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined to a degree by overweighted exposure to municipal bonds with maturities of 15 years or more, which bore the brunt of rising long-term interest rates. As rates increased, we lengthened the fund’s average duration as we sought to capture higher yields. While this move positioned the fund for eventual market stabilization, it proved counterproductive at the time. In addition, the fund’s holdings of BBB-rated bonds were hurt by intensifying credit concerns. Weakness was particularly pronounced among longer-term bonds issued on behalf of educational institutions.

These adverse influences were mitigated to a degree by a “barbell” yield curve strategy, in which we balanced longer-term holdings with securities maturing in four years or less. In addition, the fund’s holdings of escrowed bonds, for which the funds for early redemption have been set aside, fared relatively well, as did bonds backed by revenues from transportation facilities.The fund also benefited from the use of futures contracts, which helped us manage interest-rate risks more effectively. Finally, we increased the fund’s cash position toward the end of 2010, helping to cushion the impact of subsequent market volatility.

Weathering a Period of Transition

We were encouraged by signs of market stabilization in February, when long-term interest rates moderated and demand for municipal bonds bounced back. Although we expect additional bouts of volatility over the near term as the U.S. economic recovery progresses, we remain optimistic about the potential of the municipal bond market over the longer term. Once the transition to a more ample national supply of tax-exempt securities is complete, we believe demand for municipal securities seems likely to stay robust as investors respond to higher taxes in some states and possible federal tax increases down the road. Consequently, we currently intend to maintain a relatively defensive investment posture, but we are prepared to adjust the fund’s positioning as market conditions evolve.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market, consisting of municipal bonds with maturities ranging from 2 to 17 years.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of –3.52%, and Investor shares returned –3.63%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of –3.51% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund produced returns that were roughly in line with its benchmark, as above-average returns from tactical trading activity were balanced by shortfalls stemming mainly from the fund’s sensitivity to rising interest rates.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Changing Market Forces Derailed Municipal Bonds

Although the U.S. economy had hit a rough patch in the months before the start of the reporting period, the recovery began to gain traction in September after the Federal Reserve Board embarked on a new round of quantitative easing. This stimulative measure eased investors’ worries regarding a potential double-dip recession, and interest rates climbed at the longer end of the market’s maturity range. As interest rates rose, bond prices fell.

In addition, municipal bonds encountered heightened volatility in anticipation of changes in supply-and-demand dynamics, when it became clearer that the Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable municipal bond market, would be allowed to expire at the end of 2010. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of traditional tax-exempt securities, putting downward pressure on prices. Finally, most states and some local municipalities continued to struggle with fiscal pressures, which were highlighted by news reports about state budget cuts and other austerity measures. As a result of these various market

The Funds	13

DISCUSSION OF FUND PERFORMANCE (continued)

forces, municipal bonds lost some of their value during the reporting period. Longer-term bonds generally declined more sharply than shorter-term securities.

Trading Opportunities Boosted Relative Returns

The fund’s relative performance was bolstered by market volatility during the reporting period, as we successfully captured tactical opportunities to put cash to work by purchasing municipal bonds at what we believed were relatively attractive prices during bouts of market weakness. The fund’s holdings of municipal bonds with maturities of 25 years or more fared particularly well over the reporting period, while those with maturities in the three- to seven-year range detracted modestly from its relative performance. The fund also benefited from the use of futures contracts, which helped us manage interest-rate risks more effectively. Finally, a larger-than-usual cash position helped shelter the fund from some of the market’s volatility.

The fund’s average duration fluctuated between five and nine years during the reporting period due to asset flows and the use of futures contracts, but the fund’s overall sensitivity to rising interest rates detracted from its returns, on average, compared to the benchmark. In addition, we employed derivative instruments, such as swaps, to leverage some of the fund’s holdings, and this strategy modestly dampened the fund’s returns in a generally weak market environment.

Weathering a Period of Transition

We were encouraged by signs of market stabilization in February, when long-term interest rates moderated and demand for municipal bonds bounced back. Although we expect additional bouts of volatility over the near term as the U.S. economic recovery gathers momentum, we remain optimistic about the potential of the municipal bond market over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete later this year, we believe demand for municipal securities seems likely to stay robust as investors respond to higher state income taxes and possible federal tax increases down the road. Consequently, we currently intend to maintain a relatively defensive investment posture, but we are prepared to adjust the fund’s positioning as market conditions evolve.

March 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond
Index is an unmanaged total return performance benchmark for the investment-
grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.44	$3.66	$6.09
Ending value (after expenses)	$968.90	$968.40	$965.30
Annualized expense ratio (%)	.50	.75	1.25
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.52	$3.81	—
Ending value (after expenses)	$996.20	$994.10	—
Annualized expense ratio (%)	.51	.77	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.22	$4.44	—
Ending value (after expenses)	$970.40	$969.90	—
Annualized expense ratio (%)	.66	.91	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.59	$3.81	$6.30
Ending value (after expenses)	$972.50	$971.30	$969.00
Annualized expense ratio (%)	.53	.78	1.29
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.88	$4.10	—
Ending value (after expenses)	$971.30	$970.10	—
Annualized expense ratio (%)	.59	.84	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.56	$4.67	—
Ending value (after expenses)	$964.80	$963.70	—
Annualized expense ratio (%)	.73	.96	—

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds	15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76	$6.26
Ending value (after expenses)	$1,022.32	$1,021.08	$1,018.60
Annualized expense ratio (%)	.50	.75	1.25
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3.86	—
Ending value (after expenses)	$1,022.27	$1,020.98	—
Annualized expense ratio (%)	.51	.77	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.31	$4.56	—
Ending value (after expenses)	$1,021.52	$1,020.28	—
Annualized expense ratio (%)	.66	.91	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.91	$6.46
Ending value (after expenses)	$1,022.17	$1,020.93	$1,018.40
Annualized expense ratio (%)	.53	.78	$1.29
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21	—
Ending value (after expenses)	$1,021.87	$1,020.63	—
Annualized expense ratio (%)	.59	.84	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.66	$4.81	—
Ending value (after expenses)	$1,021.17	$1,020.03	—
Annualized expense ratio (%)	.73	.96	—

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.9%
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000	5,249,850
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	1,139,750
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,609,327
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000	12,575,469
Montgomery BMC Special Care Facilities
Financing Authority, Revenue (Baptist Health)
(Insured; National Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000	1,506,346
Montgomery BMC Special Care Facilities
Financing Authority, Revenue (Baptist Health)
(Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000	2,818,250
Arizona—2.6%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,756,700
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,094,790
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,196,382
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,232,500
Paradise Valley Unified School District Number 69 of Maricopa
County, GO (Insured; National Public Finance Guarantee Corp.)	7.00	7/1/11	1,905,000	1,945,881
Phoenix, GO	6.25	7/1/16	1,250,000	1,504,825
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,568,680
Salt Verde Financial Corporation, Senior Gas Revenue	5.50	12/1/29	3,060,000	2,882,245
Scottsdale Industrial Development Authority, HR
(Scottsdale Healthcare) (Prerefunded)	5.70	12/1/11	1,000,000[a]	1,049,880
Scottsdale Unified School District Number 48 of
Maricopa County, School Improvement Bonds	6.60	7/1/12	1,250,000	1,344,212
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,400,090
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	10,000,000	11,201,700
California—14.5%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,220,000[b]	1,189,951
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000[c]	4,308,000
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000	3,216,120
California, Economic Recovery Bonds (Prerefunded)	5.00	7/1/14	2,050,000[a]	2,319,882
California, GO	5.00	11/1/12	345,000	353,625
California, GO	5.50	6/1/20	270,000	270,859
California, GO	5.25	11/1/26	10,500,000	10,615,290
California, GO	5.50	11/1/33	3,900,000	3,906,864
California, GO (Various Purpose)	6.00	3/1/33	8,000,000	8,411,600

The Funds	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California, GO (Various Purpose)	6.50	4/1/33	3,000,000		3,263,010
California, GO (Various Purpose)	6.00	4/1/38	6,000,000		6,203,340
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000	[a]	2,037,138
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	2,520,000		2,116,498
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,250,000		1,105,387
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000		5,498,300
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000		13,044,234
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	8,925,000	[d]	9,958,515
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	5,000,000		5,063,750
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000		9,563,520
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000		4,343,960
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,440,000		3,739,830
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	76,049
California Infrastructure and Economic Development Bank,
Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000		2,645,625
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.00	2/1/30	8,000,000		8,296,000
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.50	10/1/22	3,990,000		4,040,952
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000		5,068,700
California State Public Works Board, LR (Department of
Mental Health-Coalinga State Hospital)	5.00	6/1/24	1,500,000		1,436,325
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	3,940,000		4,096,103
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000		5,648,850
California Statewide Communities Development
Authority, Revenue (The California Endowment)	5.25	7/1/15	1,740,000		1,888,961
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000		589,994

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	10,280,000	7,401,394
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	2,940,000	1,879,954
Kern High School District, GO (Insured;
National Public Finance Guarantee Corp.)	6.40	2/1/12	2,750,000	2,863,602
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000	16,198,534
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000	2,436,481
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,319,260
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000[e]	875,680
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	5.00	2/7/13	5,000,000	5,345,850
Novato Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/26	6,285,000	6,289,022
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,564,950
Oceanside Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/36	11,100,000[e]	1,958,928
Sacramento County, Airport System Subordinate
and Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,036,090
Sacramento County Water Financing Authority, Revenue
(Sacramento County Water Agency Zones 40 and 41 Water
System Project) (Insured; National Public Finance Guarantee Corp.)	0.75	6/1/34	8,000,000[f]	5,334,240
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	390,000	402,804
Sacramento Municipal Utility District, Electric Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/13	3,530,000	3,807,776
San Francisco City and County Public Utilities
Commission, San Francisco Water Revenue	5.00	11/1/26	5,000,000	5,179,400
Santa Barbara Financing Authority, Revenue (Airport Project)	5.00	7/1/39	3,000,000	2,751,510
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/28	1,000,000	926,790
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/13	3,010,000	3,251,041
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/14	2,000,000	2,223,180
Southern California Public Power Authority,
Revenue (Windy Point/Windy Flats Project)	5.00	7/1/30	8,000,000	8,046,960
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	424,432
Colorado—5.0%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,201,820

The Funds	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,679,632
Colorado Health Facilities Authority,
Revenue (Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,261,325
Colorado Housing and Finance Authority, SFMR	4.90	11/1/11	1,210,000	1,235,071
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.75	4/1/15	45,000	45,788
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.05	10/1/16	55,000	58,256
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.70	10/1/16	20,000	20,874
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	6.75	10/1/21	125,000	135,532
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	7.15	10/1/30	30,000	30,620
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000	4,765,262
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/16	3,565,000[c]	3,818,971
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000	5,311,300
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/17	3,500,000[c]	3,745,175
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.45	6/15/16	7,690,000[a,c]	8,711,693
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.70	6/15/16	7,345,000[a,c]	8,406,132
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	0/5.55	6/15/16	10,960,000[a,c]	12,467,000
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	2,965,000	3,140,647
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000	4,899,314
Regional Transportation District, COP	5.00	6/1/19	1,750,000	1,902,863
Regional Transportation District, COP	5.00	6/1/20	2,700,000	2,912,247
Regional Transportation District, COP	5.50	6/1/22	2,200,000	2,377,716
University of Colorado Regents, Participation Interest (Sempra Energy
Colorado, Inc., Lease, Development and Operating Agreement)
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	6.00	6/1/12	5,000,000[a]	5,323,150
Connecticut—.4%
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,762,845
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000	1,409,121
Connecticut Health and Educational Facilities Authority,
Revenue (Stamford Hospital Issue)	5.00	7/1/30	3,150,000	3,084,795

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
District of Columbia—.3%
District of Columbia, GO
(Insured; Assured Guaranty Municipal Corp.)	3.29	6/1/16	5,000,000[f]	4,969,750
Florida—6.1%
Citizens Property Insurance Corporation, High-Risk Account Senior
Secured Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/15	15,000,000	15,826,200
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,574,522
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,679,175
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/11	5,000,000	5,057,850
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000	10,692,400
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	520,000	524,774
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,726,204
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,845,152
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,280,000	2,293,794
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	5,000,000	4,741,600
Miami-Dade County, Subordinate Special Obligation
Bonds (Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000[c]	1,751,580
Orlando Utilities Commission, Utility System Revenue	2.55	10/1/16	13,400,000[f]	12,923,764
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	5,031,646
Sarasota County, Limited Ad Valorem Tax Bonds
(Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/25	6,895,000	7,233,200
Seminole Tribe, Special Obligation Revenue	5.75	10/1/22	5,000,000[b]	4,724,000
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/20	5,000,000[d]	5,516,400
Georgia—3.8%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	6,935,580
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	4/1/11	17,500,000	17,565,275
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	5,000,000	4,428,600
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,069,660
Fulton County, Water and Sewerage Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/35	10,000,000	9,754,500
Fulton County Development Authority, Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,021,959
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000[g]	856,109

The Funds	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	5,715,600
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,220,940
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,189,462
Hawaii—.5%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	7,000,000	6,907,320
Idaho—.8%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,515,000	11,397,209
Illinois—5.5%
Chicago, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	5,000,000	5,314,500
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,155,854
Chicago Metropolitan Water Reclamation District,
GO Capital Improvement	7.25	12/1/12	8,500,000	9,483,110
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,014,250
DuPage, Cook and Will Counties Community
College District Number 502, GO (Prerefunded)	5.25	6/1/13	5,980,000[a]	6,590,199
Illinois, GO	5.00	9/1/19	7,500,000	7,535,850
Illinois, GO (Fund for Infrastructure, Roads, School and Transit)	5.25	10/1/15	3,000,000	3,067,710
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,045,900
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/22	2,000,000	1,971,920
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/23	5,000,000	4,881,850
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,528,375
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	540,000	546,458
Illinois Toll Highway Authority, Toll Highway Senior Priority
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	15,000,000	15,124,800
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	5.00	6/15/50	6,000,000	5,000,340
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000	3,694,495
Regional Transportation Authority, GO
(Insured; National Public Finance Guarantee Corp.)	7.75	6/1/12	1,890,000	2,037,930
Will County School District Number 161, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/23	4,355,000	4,438,485
Indiana—.5%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,132,650
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	756,630

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Indiana Municipal Power Agency,
Power Supply System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000		4,146,085
Indiana University Trustees, Student Fee Revenue (Indiana
University) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/11	1,425,000		1,453,600
Kansas—.3%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	4,700,000		5,167,180
Kentucky—.5%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	3,000,000		3,013,380
Louisville and Jefferson County Metropolitan Sewer
District, Sewer and Drainage System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	5/15/34	4,000,000		4,044,600
Louisiana—2.8%
Jefferson Sales Tax District, Special Sales Tax
Revenue (Insured; AMBAC)	5.25	12/1/21	4,375,000		4,721,850
Louisiana, Gasoline and Fuels Tax Second Lien Revenue	1.01	6/1/13	5,000,000	[f]	4,990,850
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	4,000,000		4,225,640
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000		5,525,795
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000		15,905,485
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana Community
and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,286,650
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,053,900
Maine—.2%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,450,000		2,446,986
Maine Housing Authority, Mortgage Purchase Bonds	5.30	11/15/23	715,000		717,674
Maryland—.6%
Howard County, Consolidated Public Improvement GO	5.00	8/15/17	5,030,000		5,902,705
University System of Maryland, Auxiliary Facility
and Tuition Revenue (Prerefunded)	5.00	4/1/13	2,405,000	[a]	2,620,656
Massachusetts—2.5%
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,155,000		2,330,417
Massachusetts, Consolidated Loan
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,941,376
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	2,525,000		2,671,677
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000		4,934,900
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/29	3,500,000		3,499,860

The Funds	23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000	2,367,300
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000	5,588,750
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,659,195
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	319,287
Massachusetts Municipal Wholesale Electric Company, Power
Supply Project Revenue (Nuclear Project Number 4 Issue)
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,078,520
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000	6,701,040
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	1,500,000	1,521,225
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000	307,296
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000	381,117
Michigan—1.3%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000	7,564,130
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.25	10/1/18	2,000,000	2,048,960
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,107,250
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,157,080
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	4,945,000	3,930,286
Minnesota—1.4%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000	12,955,440
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000	1,559,291
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	6,890,373
Mississippi—.2%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	1,920,000	1,923,782
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000	460,072
Missouri—.3%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	2,000,000	2,141,940
Missouri Environmental Improvement and Energy Resource Authority,
Water PCR (State Revolving Fund Program—Master Trust)	5.50	7/1/14	1,250,000	1,420,887
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	600,000	600,858

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nebraska—.2%
Nebraska Investment Finance Authority,
SFHR (Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	1,000,000	997,860
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	5.25	9/1/22	590,000	590,201
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000	1,245,730
Nevada—1.9%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	15,000,000	15,039,600
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000	14,106,242
New Hampshire—.1%
Nashua, Capital Improvement Bonds (Prerefunded)	5.50	7/15/12	560,000[a]	598,388
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000	1,073,260
New Jersey—5.5%
Essex County Improvement Authority, Project Consolidation
Revenue (County Guaranteed) (Refunding Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/24	12,725,000	14,021,423
Essex County Improvement Authority, Project Consolidation
Revenue (County Guaranteed) (Refunding Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/25	5,630,000	6,151,451
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000	1,153,950
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/17	2,500,000	2,922,500
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/18	5,000,000	5,684,500
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/19	5,000,000	5,712,850
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	5,000,000	5,668,750
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,557,300
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.50	6/15/24	3,000,000	2,775,540
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,107,540
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.51	2/1/18	10,000,000[f]	9,985,300
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,053,190
New Jersey Educational Facilities Authority, Revenue
(Rowan University Issue) (Insured; FGIC) (Prerefunded)	5.25	7/1/11	100,000[a]	102,686
New Jersey Educational Facilities Authority, Revenue (Rowan
University Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	6/30/13	900,000	921,330
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000	4,129,050

The Funds	25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000[e]	3,054,400
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	15,000,000[e]	4,227,900
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/19	1,000,000	1,061,420
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	8,945,000	7,475,158
New Mexico—1.6%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,114,560
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000	5,818,400
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/21	15,000,000	17,371,950
New York—6.9%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter's Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	1,031,490
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/11	950,000	966,064
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	1,018,723
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,067,249
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,103,672
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,135,079
Long Island Power Authority, Electric System General Revenue	5.25	12/1/12	4,000,000	4,289,400
Metropolitan Transportation Authority, Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,004,460
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000	2,921,213
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,610,400
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,740,285
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000[e]	998,770
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000	13,391,280
Monroe County, Public Improvement GO	6.00	6/1/11	115,000	116,553
New York City, GO	5.13	12/1/24	10,000,000	10,524,900
New York City, GO	5.13	12/1/25	10,000,000	10,440,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	3,500,000	3,608,990
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.38	11/15/21	1,050,000	1,113,893
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000[h]	3,092,880

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000	1,062,210
New York Local Government Assistance Corporation, Revenue	6.00	4/1/12	1,370,000	1,405,086
New York State Dormitory Authority, Revenue (Consolidated City
University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000	228,290
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.00	10/1/18	1,500,000	1,505,220
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,550,000
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,600,350
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,387,600
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	3,000,000	3,090,150
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000	4,698,450
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/36	2,000,000	1,966,320
Tobacco Settlement Financing Corporation of New York, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,364,250
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	2,000,000	2,090,940
North Carolina—4.9%
Charlotte, GO	5.00	4/1/13	1,000,000	1,088,030
Concord, COP (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/11	1,000,000	1,012,610
North Carolina, GO	5.00	5/1/18	14,740,000	17,370,795
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.38	1/1/16	1,500,000	1,581,270
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/17	8,050,000	9,191,329
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.25	1/1/20	5,000,000	5,364,400
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	18,000,000	17,757,720
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	1/1/25	4,075,000	4,543,177
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.50	1/1/13	2,770,000	2,932,821
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.00	1/1/24	5,500,000	5,749,920
Wake County, LOR	5.00	1/1/24	5,955,000	6,447,538

The Funds	27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio—1.1%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	502,175
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/15	2,265,000	2,463,890
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/17	3,900,000	4,232,592
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	5.75	1/1/24	4,000,000	4,195,200
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,363,280
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	855,000	892,877
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	957,771
Oregon—.1%
Portland, Convention Center Urban Renewal and
Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,159,729
Pennsylvania—1.2%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,811,889
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,378,200
Philadelphia School District, GO	5.00	9/1/13	5,000,000	5,324,200
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,303,971
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,025,270
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,493,506
Rhode Island—.1%
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	822,396
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	255,155
South Carolina—1.8%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,447,690
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	350,000	354,949
Newberry Investing in Children's Education,
Installment Purchase Revenue (School District of
Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	1,030,870
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/18	15,080,000	16,473,694
South Carolina Jobs and Economic Development Authority,
Hospital Facilities Revenue (Georgetown
Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,230,975
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.13	3/1/26	950,000	955,691

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
South Carolina (continued)
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.25	3/1/27	3,130,000	3,154,477
Tennessee—.5%
Metropolitan Government of Nashville and Davidson County, GO	5.00	7/1/22	7,000,000	7,886,690
Texas—10.1%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/31	1,000,000	999,950
Dallas, GO	5.00	2/15/27	2,500,000	2,612,725
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,077,500
Harris County, Toll Road Senior Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	11,735,000	11,751,194
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/25	4,000,000	4,132,960
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000	15,585,737
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	5,448,150
Houston, Airport System Senior Lien Revenue	5.50	7/1/39	6,000,000	6,013,860
Houston, Public Improvement GO	5.00	3/1/18	5,000,000	5,787,900
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000[e]	1,337,373
Klein Independent School District, Unlimited Tax Schoolhouse
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.00	8/1/12	1,575,000[a]	1,675,327
Love Field Airport Modernization Corporation,
Special Facilities Revenue (Southwest Airlines
Company—Love Field Modernization Program Project)	5.25	11/1/40	15,500,000	13,876,685
Lower Colorado River Authority, Junior Lien Revenue (Seventh
Supplemental Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000	1,285,694
Lower Colorado River Authority, Revenue	5.00	5/15/16	14,000,000	15,856,400
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000[e]	3,069,681
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000	5,760,150
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/25	10,000,000	10,622,700
Socorro Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.38	8/15/19	90,000	91,803
Socorro Independent School District, Unlimited
Tax School Building Bonds (Permanent School
Fund Guarantee Program) (Prerefunded)	5.38	8/15/11	1,560,000[a]	1,596,598
Texas A&M University System Board of Regents,
Financing System Revenue (Prerefunded)	5.38	5/11/11	810,000[a]	818,780
Texas Department of Housing and Community Affairs, SFMR
(Collateralized: FNMA and GNMA and Insured;
National Public Finance Guarantee Corp.)	5.45	9/1/23	970,000	975,374

The Funds	29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/17	7,500,000	8,424,750
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000	10,731,700
Texas Tech University System Board of Regents,
Finance System and Improvement Revenue (Insured; AMBAC)	5.00	2/15/12	2,000,000	2,087,040
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000	16,762,950
Texas Water Development Board, State Revolving
Fund Subordinate Lien Revenue	5.00	7/15/24	4,500,000	4,795,110
Utah—1.1%
Utah, GO	5.00	7/1/18	13,995,000	16,508,922
Vermont—.3%
Burlington, Electric Revenue (Insured;
National Public Finance Guarantee Corp.)	6.25	7/1/11	2,000,000	2,037,500
Burlington, Electric Revenue (Insured;
National Public Finance Guarantee Corp.)	6.25	7/1/12	2,500,000	2,665,500
Vermont Housing Finance Agency, SFHR
(Insured; Assured Guaranty Municipal Corp.)	4.85	5/1/11	495,000	495,822
Virginia—.5%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	2,500,000	2,555,700
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	4,070,000	4,692,588
Washington—1.5%
Energy Northwest, Electric Revenue (Project Number 1)
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,000,000	1,063,420
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	5,714,944
Tumwater Office Properties, LR (Washington State Office Building)	5.00	7/1/28	16,230,000	16,335,495
West Virginia—.5%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	3,630,000	3,701,656
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	1,056,870
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,747,862
Wisconsin—2.0%
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/36	9,500,000	10,140,205
Wisconsin, GO	5.00	5/1/20	5,800,000	6,521,694
Wisconsin, Transportation Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	11,825,000	13,097,961
U.S. Related—4.9%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	2,059,480

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/11	950,000	969,304
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000	1,490,414
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	5,349,650
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000	5,053,000
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/15	2,000,000	2,167,500
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	4,126,598
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,437,400
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,221,600
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	580,000	599,853
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	420,000	432,617
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	1,069,680
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	1,049,466
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	5,855
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	5,970
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	2,085,294
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	2,048,815
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	6,060
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000[c]	8,907,140
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000[c]	1,706,125
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	17,500,000	17,498,950
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000	2,605,050
Total Long-Term Municipal Investments
(cost $1,461,384,345)				1,485,413,406

Short-Term Municipal Investments—1.2%
Colorado—.3%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.26	3/1/11	2,420,000[i]	2,420,000
Colorado Health Facilities Authority, HR, Refunding (North Colorado
Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.21	3/1/11	2,200,000[i]	2,200,000
Connecticut—.0%
Connecticut Health and Educational Facilities Authority,
Revenue (Edgehill Issue) (LOC; JPMorgan Chase Bank)	0.23	3/1/11	500,000[i]	500,000

The Funds	31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—.1%
Orange County Health Facilities Authority, HR (Orlando Regional
Healthcare System) (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Dexia Credit Locale)	0.33	3/1/11	1,700,000	[i]	1,700,000
Iowa—.1%
Iowa Higher Education Loan Authority, Private College Facility
Revenue (Des Moines University Project) (LOC; U.S. Bank NA)	0.23	3/1/11	1,420,000	[i]	1,420,000
Kentucky—.1%
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.19	3/1/11	1,400,000	[i]	1,400,000
Massachusetts—.0%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.28	3/1/11	200,000	[i]	200,000
New Hampshire—.1%
New Hampshire Business Finance Authority, Revenue
(Huggins Hospital Issue) (LOC; TD Bank)	0.23	3/1/11	1,400,000	[i]	1,400,000
Ohio—.1%
Allen County, Hospital Facilities Revenue
(Catholic Healthcare Partners) (LOC; Wells Fargo Bank)	0.19	3/1/11	900,000	[i]	900,000
Pennsylvania—.1%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.24	3/1/11	900,000	[i]	900,000
Tennessee—.3%
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.27	3/1/11	2,200,000	[i]	2,200,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.27	3/1/11	3,290,000	[i]	3,290,000
Total Short-Term Municipal Investments
(cost $18,530,000)					18,530,000

Total Investments (cost $1,479,914,345)			100.0%		1,503,943,406
Cash and Receivables (Net)			.0%		40,779
Net Assets			100.0%		1,503,984,185

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $5,913,951 or 0.4% of net assets.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Purchased on a delayed delivery basis.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate security—interest rate subject to periodic change.
g Non-income producing—security in default.
[h] Subject to interest rate change on November 1, 2011.
i Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

32

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	27.0
AA		Aa		AA	43.2
A		A		A	20.0
BBB		Baa		BBB	8.2
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	1.2
Not Rated[j]		Not Rated[j]		Not Rated[j]	.3
100.0

† Based on total investments.
j Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	33

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.4%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.4%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,370,000	1,358,780
Jefferson County, Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	2/1/13	3,000,000	2,884,740
Alaska—.5%
Alaska Industrial Development and
Export Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,581,191
Anchorage, Senior Lien Electric Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/11	1,000,000	1,033,920
North Slope Borough, GO	5.00	6/30/12	1,000,000	1,057,280
Arizona—3.3%
Arizona Health Facilities Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	4,000,000	4,161,760
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,562,482
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/12	1,275,000	1,337,335
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/13	10,950,000	11,688,139
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,409,147
Scottsdale, GO (Projects of 2000 and 2004)	5.00	7/1/13	3,000,000	3,287,640
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	5,000,000	5,600,850
California—5.6%
California, Economic Recovery Bonds	2.50	7/1/12	2,000,000	2,035,160
California, GO (Various Purpose)	5.00	9/1/12	3,220,000	3,401,544
California Department of Water Resources, Power Supply Revenue	5.00	5/1/13	5,000,000	5,418,550
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	1,500,000	1,569,675
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	3,000,000	3,143,040
California Infrastructure and Economic Development Bank,
Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,051,240
California Infrastructure and Economic Development Bank,
Revenue (The J. Paul Getty Trust)	2.25	4/2/12	2,500,000	2,545,575
California Statewide Communities Development Authority,
MFHR (Clara Park/Cypress Sunrise/Wysong
Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,065,000	1,116,237
California Statewide Communities Development Authority, PCR
(Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,037,260
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/13	5,000,000	5,329,600
California Statewide Communities Development Authority,
Revenue (Proposition 1A Receivables Program)	5.00	6/15/13	13,000,000	13,746,980
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	1,009,955

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Los Angeles County Capital Asset Leasing
Corporation, LR (LAC-CAL Equipment Program)	5.00	6/1/11	2,665,000	2,693,835
Los Angeles County Capital Asset Leasing
Corporation, LR (LAC-CAL Equipment Program)	5.00	12/1/11	3,105,000	3,201,938
Mount San Antonio Community College District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/15	2,000,000	2,099,380
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation
District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000[a]	1,140,330
San Bernardino County Transportation Authority,
Sales Tax Revenue Notes	5.00	5/1/12	1,500,000	1,569,330
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	4.00	1/1/13	1,000,000	1,042,900
Colorado—1.1%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	608,634
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	5,000,000	5,415,550
Denver City and County, Airport System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	11/15/15	5,000,000	5,137,450
Connecticut—2.5%
Connecticut, GO (Economic Recovery)	5.00	1/1/13	10,000,000	10,761,400
Connecticut, GO (Economic Recovery)	5.00	1/1/14	10,010,000	11,059,048
Connecticut Health and Educational Facilities Authority,
Revenue (Ascension Health Credit Group)	3.50	2/1/12	1,395,000	1,430,391
Connecticut Health and Educational Facilities Authority,
Revenue (Quinnipiac University Issue)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	1,190,000	1,241,539
Delaware—.5%
Delaware, GO	5.00	10/1/13	3,275,000	3,620,840
University of Delaware, Revenue	2.00	6/1/11	1,675,000	1,681,901
Florida—6.2%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/13	10,000,000	10,478,200
Clearwater, Water and Sewer Revenue	5.00	12/1/11	1,000,000	1,033,610
Escambia County, SWDR (Gulf Power Company Project)	2.00	4/3/12	2,500,000	2,516,625
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	1,100,000	1,161,688
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/13	6,100,000	6,624,844
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/16	3,250,000	3,425,597
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000	1,981,603

The Funds	35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	4,060,000	4,282,285
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000	10,692,400
Florida State Board of Education, Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000	5,542,450
Florida State Board of Education, Public Education Capital
Outlay Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	6/1/13	3,000,000	3,279,930
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000	1,102,830
Miami-Dade County Health Facilities Authority, HR
(Miami Children's Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,508,898
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/12	2,000,000	2,095,360
Palm Beach County School Board, COP
(Master Lease Purchase Agreement) (Insured; AMBAC)	5.25	8/1/11	1,000,000	1,018,810
Palm Beach County School Board, COP
(Master Lease Purchase Agreement) (Insured; FGIC)	5.00	8/1/11	2,200,000	2,237,246
Georgia—3.8%
Atlanta, Airport General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.88	1/1/17	1,000,000	1,008,640
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	6.50	4/1/11	2,000,000	2,010,300
Forsyth County, GO	5.00	3/1/12	2,000,000	2,093,720
Georgia, GO	5.00	5/1/12	1,270,000	1,337,869
Georgia, GO	4.50	12/1/12	3,125,000	3,340,437
Georgia, GO	4.00	7/1/13	5,000,000	5,366,150
Georgia, GO (Prerefunded)	5.00	8/1/12	5,000,000[a]	5,321,150
Gwinnett County School District, GO	5.00	2/1/13	3,000,000	3,246,570
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/11	5,000,000	5,009,050
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/12	5,790,000	5,975,106
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.00	1/1/13	2,000,000[a]	2,159,180
Hawaii—1.4%
Hawaii, GO (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.25	7/1/12	10,850,000[a]	11,522,374
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/11	1,000,000	1,022,040
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/12	1,000,000	1,068,850
Idaho—.3%
University of Idaho Regents, General Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	4.38	4/1/11	2,500,000[a]	2,509,300
Illinois—3.5%
Chicago, GO (Project and Refunding Series)
(Insured; National Public Finance Guarantee Corp.)	5.25	1/1/12	2,035,000	2,118,109
Chicago, Senior Lien Water Revenue (Insured; AMBAC) (Prerefunded)	5.50	11/1/11	1,000,000[a]	1,034,530
Chicago, Senior Lien Water Revenue (Insured; AMBAC) (Prerefunded)	5.50	11/1/11	1,750,000[a]	1,810,427
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000	2,153,480

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Chicago O'Hare International Airport, Second Lien
Passenger Facility Charge Revenue (Insured; AMBAC)	5.50	1/1/14	1,000,000		1,013,330
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration Section 5307
Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000		4,029,823
Cook County, GO Capital Equipment Bonds	5.00	11/15/12	1,000,000		1,056,200
Illinois, GO	5.00	1/1/12	1,000,000		1,025,820
Illinois, GO	5.00	1/1/14	13,500,000		14,124,510
Illinois, GO (Fund for Infrastructure, Roads, Schools and Transit)
(Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/11	2,000,000		2,042,280
Illinois, Sales Tax Revenue (Fund for Infrastructure,
Roads, Schools and Transit) (Prerefunded)	5.50	6/15/11	1,100,000	[a]	1,116,962
Illinois Finance Authority, Revenue (Northwestern Memorial Hospital)	5.00	8/15/11	1,000,000		1,020,660
Illinois Finance Authority, SWDR (Waste Management, Inc. Project)	1.45	10/3/11	1,500,000		1,493,235
Indiana—1.0%
Indiana Transportation Finance Authority, Highway
Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000	[a]	1,135,030
Purdue University Trustees, Purdue University
Student Facilities System Revenue	5.25	7/1/12	2,000,000		2,124,220
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000		5,977,440
Iowa—.4%
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	2.10	12/1/11	2,500,000		2,531,700
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000		1,079,500
Kentucky—1.7%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000		674,064
Kentucky Property and Buildings Commission, Revenue
(Project Number 69) (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/14	1,450,000		1,476,245
Kentucky Property and Buildings Commission, Revenue
(Project Number 72) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.38	10/1/11	1,550,000	[a]	1,596,314
Kentucky Property and Buildings Commission,
Revenue (Project Number 82) (Insured;
Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000		9,294,334
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.90	4/2/12	3,000,000		3,011,790
Louisiana—.2%
Louisiana Offshore Terminal Authority,
Deepwater Port Revenue (LOOP LLC Project)	1.88	10/1/13	2,000,000		1,986,700
Maryland—1.4%
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	8/1/12	1,195,000		1,271,133

The Funds	37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	7/15/13	5,000,000	5,488,900
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	3/1/13	4,950,000	5,362,335
Maryland Health and Higher Educational Facilities Authority,
Revenue (The Johns Hopkins Health System Obligated Group Issue)	5.00	11/15/11	1,000,000	1,032,020
Massachusetts—3.7%
Massachusetts, Consolidated Loan	5.25	8/1/13	1,500,000	1,650,825
Massachusetts, Consolidated Loan
(Insured; Assured Guaranty Municipal Corp.)	5.50	11/1/12	2,000,000	2,162,640
Massachusetts, Consolidated Loan (Insured; FGIC) (Prerefunded)	5.25	11/1/12	2,000,000[a]	2,151,420
Massachusetts, Consolidated Loan (Insured; XLCA) (Prerefunded)	5.25	11/1/12	15,000,000[a]	16,135,650
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/12	1,375,000	1,402,720
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/13	1,140,000	1,163,267
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	4.00	12/1/11	1,725,000	1,758,517
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.13	2/16/12	1,000,000	1,025,630
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.10	4/19/12	1,000,000	1,031,830
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000	1,461,550
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000	1,768,576
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,123,020
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.00	8/1/12	3,000,000[a]	3,181,920
Michigan—.4%
Michigan, State Trunk Line Fund Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.50	11/1/11	4,145,000[a]	4,287,091
Minnesota—3.6%
Minnesota, GO (Prerefunded)	5.25	11/1/12	13,175,000[a]	14,207,130
Minnesota, GO (State Trunk Highway Bonds)	5.00	8/1/12	1,720,000	1,829,530
Minnesota, GO (State Trunk Highway Bonds)	4.00	8/1/13	1,310,000	1,408,171
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000	12,361,810
Northern Municipal Power Agency, Electric System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/12	2,000,000	2,068,060
Osseo Independent School District Number 279, GO School Building
Bonds (Minnesota School District Credit Enhancement Program)	3.00	2/1/12	3,325,000	3,404,368

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mississippi—.3%
Mississippi Business Finance Corporation,
Revenue (Mississippi Power Company Project)	2.25	1/15/13	1,150,000		1,149,782
Mississippi Business Finance Corporation, SWDR
(Waste Management, Inc. Project)	4.40	3/3/14	2,000,000		2,003,500
Missouri—.3%
Rockwood R-6 School District, GO	5.00	2/1/12	1,035,000		1,079,609
Saint Louis, Airport Revenue (Lambert-Saint Louis International
Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000		1,909,530
Montana—.2%
Montana Board of Regents of Higher Education of the
University of Montana, Facilities Improvement Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	5/15/24	1,610,000		1,647,175
Nebraska—.7%
Nebraska Public Power District, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	1,300,000		1,393,769
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000		5,609,466
Nevada—2.3%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/12	10,000,000		10,463,700
Clark County, Limited Tax GO Public Safety Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	1,000,000		1,089,980
Clark County, Passenger Facility Charge Revenue
(Las Vegas-McCarran International Airport)	5.00	7/1/14	2,500,000		2,692,100
Clark County School District, Limited Tax GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	6/15/13	5,625,000		6,127,481
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	2/1/13	1,000,000		1,069,830
Las Vegas Valley Water District, GO (Additionally Secured by
Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000		493,861
New Hampshire—1.1%
Manchester, School Facilities Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000	[a]	4,907,749
New Hampshire Health and Education Facilities
Authority, Revenue (Center for Life Management
Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,425,000		2,440,811
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)	3.50	8/1/12	2,535,000		2,601,164
Portsmouth, GO	5.00	9/15/13	1,000,000		1,072,210
New Jersey—3.0%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.00	6/15/12	2,000,000		2,092,360
New Jersey, GO	5.25	7/1/12	2,000,000		2,119,200
New Jersey, GO	5.00	8/1/13	7,880,000		8,589,358

The Funds	39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.38	6/15/14	2,935,000	3,067,545
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Insured; FGIC)	5.00	6/15/13	5,000,000	5,158,350
New Jersey Economic Development Authority, Exempt Facilities
Revenue (Waste Management of New Jersey, Inc. Project)	2.20	11/1/13	2,000,000	1,955,500
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/12	2,000,000	2,092,120
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/12	2,750,000	2,934,635
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	5.50	6/1/11	1,000,000	1,013,200
New Mexico—1.6%
Albuquerque Bernalillo County Water Utility Authority,
Joint Water and Sewer System Revenue	5.00	7/1/12	3,700,000	3,922,592
New Mexico Educational Assistance Foundation,
Education Loan Revenue	0.99	12/1/20	5,000,000[b]	4,958,550
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/13	4,940,000	5,394,678
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000	1,092,520
New York—11.8%
Buffalo Fiscal Stability Authority, Sales Tax and State Aid Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/11	3,090,000	3,162,769
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000	12,052,046
New York City, GO	5.00	10/1/11	4,250,000	4,366,450
New York City, GO	5.00	8/15/13	5,000,000	5,454,550
New York City, GO	5.00	8/1/14	4,000,000	4,444,800
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,345,000[c]	3,448,561
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/14	3,910,000	4,207,316
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	4.00	11/1/11	5,000,000	5,123,200
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	2.75	7/1/12	3,500,000	3,591,595
New York State, GO	3.00	2/1/14	10,000,000	10,486,300
New York State Dormitory Authority, LR (State University
Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000	1,081,980
New York State Dormitory Authority, Revenue (New York
State Association for Retarded Children, Inc.)
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/12	1,100,000	1,138,027

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	2,500,000	2,644,675
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Project)	5.38	6/15/16	5,000,000	5,287,650
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue (Prior Year Claims)	5.50	6/1/13	5,000,000	5,456,600
New York State Thruway Authority,
Local Highway and Bridge Service Contract Bonds	5.50	4/1/15	2,675,000	2,802,036
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; AMBAC) (Prerefunded)	5.00	4/1/14	1,475,000[a]	1,644,832
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/12	10,000,000	10,365,300
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/14	1,000,000	1,091,440
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	1,055,000	1,109,765
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/16	5,000,000	5,052,100
Triborough Bridge and Tunnel Authority, General Purpose Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.00	1/1/12	1,000,000[a]	1,039,080
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.13	1/1/12	2,055,000[a]	2,138,371
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/12	12,325,000	12,984,757
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	4.05	9/1/11	3,500,000	3,549,070
Westchester County, GO	3.00	6/1/13	1,350,000	1,416,110
North Carolina—2.9%
Brunswick County, GO	5.00	5/1/13	2,445,000	2,662,165
Forsyth County, GO	3.00	7/1/13	1,495,000	1,569,885
Mecklenburg County, Public Improvement GO	5.00	3/1/12	5,000,000	5,232,550
North Carolina, GO	5.00	6/1/13	10,000,000	10,936,300
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.50	1/1/12	5,000,000	5,175,550
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	2,000,000	2,132,680
Ohio—1.0%
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,590,950
Ohio, GO Highway Captial Improvements Bonds
(Full Faith and Credit/Highway User Receipts)	5.25	5/1/12	525,000	554,589

The Funds	41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Ohio, Mental Health Capital Facilities Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/13	2,230,000	2,415,335
Ohio Water Development Authority, Fresh Water Revenue	5.00	12/1/12	1,905,000	2,047,742
Ohio Water Development Authority, Water Development
Revenue (Fresh Water Improvement Series)	5.00	6/1/13	2,060,000	2,244,638
Oklahoma—.6%
Oklahoma Building Bonds Commission, GO
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/15/13	5,460,000[a]	6,072,339
Pennsylvania—6.7%
Allegheny County Airport Authority, Airport Revenue
(Pittsburgh International Airport)	5.00	1/1/13	1,400,000	1,449,364
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000	1,077,780
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000	3,153,961
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000	3,298,499
Delaware County Industrial Development Authority,
PCR (PECO Energy Company Project)	4.00	12/1/12	8,490,000	8,824,846
Delaware Valley Regional Finance Authority,
Local Government Revenue	5.50	7/1/12	1,500,000	1,570,665
Montgomery County, GO	5.00	9/15/11	2,155,000	2,210,427
Pennsylvania, GO	5.50	2/1/13	1,100,000	1,198,692
Pennsylvania, GO	5.00	2/15/13	10,750,000	11,626,448
Pennsylvania, GO	5.00	7/15/14	6,740,000	7,558,236
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.)	5.00	1/1/13	1,950,000	2,100,716
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000[a]	5,433,550
Pennsylvania Higher Educational Facilities Authority, Revenue
(The University of Pennsylvania Health System) (Insured; AMBAC)	5.00	8/15/12	6,325,000	6,679,833
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/12	1,500,000	1,583,610
Philadelphia School District, GO	5.00	9/1/12	5,000,000	5,266,350
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/13	1,500,000	1,647,060
South Carolina—.2%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000	2,169,760
Texas—6.9%
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,616,100
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/11	1,775,000	1,812,683
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/12	2,220,000	2,310,865

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/13	1,550,000	1,677,642
Dallas Area Rapid Transit, Senior Lien
Sales Tax Revenue (Insured; AMBAC) (Prerefunded)	5.38	12/1/11	2,135,000[a]	2,216,194
Frisco Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	6.25	8/15/12	1,905,000[a]	2,064,277
Gulf Coast Waste Disposal Authority, Environmental Facilities
Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000	3,998,920
Harris County, GO and Revenue (Prerefunded)	5.00	8/15/12	15,000,000[a]	15,981,000
Harris County, Unlimited Tax Road Bonds	5.00	10/1/12	1,000,000	1,068,850
Harris County, Unlimited Tax Toll Road
and Subordinate Lien Revenue	5.00	8/15/12	2,100,000	2,233,182
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,800,000	1,922,670
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,075,000	1,079,536
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	2,050,000	2,159,655
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/12	10,000,000	10,028,100
Pflugerville Independent School District, Unlimited Tax
Bonds (Permanent School Fund Guarantee Program)	4.00	8/15/12	1,940,000	2,037,388
Plano, GO	5.25	9/1/14	1,225,000	1,392,862
Texas, Water Financial Assistance GO
Bonds (Water Infrastructure Fund)	4.00	8/1/11	500,000	507,875
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/13	1,375,000	1,498,571
Texas Municipal Gas Acquisition and
Supply Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	755,150
University of Texas System Board of Regents,
Financing System Revenue	5.25	8/15/12	4,485,000	4,788,365
University of Texas System Board of Regents,
Financing System Revenue	5.00	8/15/13	6,485,000	7,125,264
Utah—1.2%
Salt Lake County, Sales Tax Revenue	5.00	8/1/12	1,000,000	1,063,190
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000	1,960,452
Utah, GO	4.00	7/1/13	8,000,000	8,585,840
Virginia—3.0%
Hampton, Public Improvement GO	4.25	1/15/13	4,015,000	4,275,493
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company Project)	5.00	12/1/11	1,500,000	1,543,050
Newport News, GO General Improvement
Bonds and GO Water Bonds	5.00	1/15/13	1,000,000	1,078,850

The Funds	43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Richmond, GO Public Improvement
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/16	6,040,000	6,593,928
Virginia Beach, GO Public Improvement	5.00	7/15/11	1,000,000	1,017,950
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/13	2,000,000	2,159,160
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000	2,895,325
Virginia College Building Authority, Educational Facilities Revenue
(21st Century College and Equipment Programs) (Prerefunded)	5.00	2/1/12	1,200,000[a]	1,250,892
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/12	1,555,000	1,658,330
Virginia Commonwealth Transportation Board, Transportation
Revenue (U.S. Route 58 Corridor Development Program)	5.25	5/15/12	5,000,000	5,287,600
Virginia Resources Authority, Infrastructure
Revenue (Virginia Pooled Financing Program)	5.00	5/1/12	1,430,000	1,506,291
Washington—2.9%
Chelan County Public Utility District Number 1,
Chelan Hydro Consolidated System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	4,000,000	4,197,520
Energy Northwest, Electric Revenue (Columbia Generating
Station) (Insured; Assured Guaranty Municipal Corp.)	5.38	7/1/15	1,530,000	1,568,632
Energy Northwest, Electric Revenue
(Project Number 3) (Insured; AMBAC)	6.00	7/1/16	5,000,000	5,316,300
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	4,795,000	5,201,856
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	310,000	336,784
King County, Limited Tax GO (Payable From Sewer Revenues)	5.00	1/1/14	1,000,000	1,107,760
Seattle, Municipal Light and Power Improvement Revenue	5.00	4/1/12	1,145,000	1,201,540
Snohomish County, Unlimited Tax GO (Edmonds School
District Number 15) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/12	1,500,000	1,611,495
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	7/1/12	3,000,000	3,177,990
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000	4,219,461
Wisconsin—1.2%
Wisconsin, GO	5.00	5/1/13	6,130,000	6,661,961
Wisconsin, GO (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/12	1,000,000	1,052,390
Wisconsin, Petroleum Inspection Fee Revenue	5.00	7/1/13	3,500,000	3,804,885
U.S. Related—3.0%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000	2,247,706
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000	1,417,223
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000	5,307,950
Puerto Rico Electric Power Authority, Power Revenue	2.00	7/1/11	700,000	702,219
Puerto Rico Government Development Bank, GO
(Insured; National Public Finance Guarantee Corp.)	4.75	12/1/15	5,000,000	5,095,400
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	1,800,000	1,899,720

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	1,030,000		1,047,417
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/14	2,250,000		2,351,610
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000	[a]	1,062,110
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/11	2,000,000		2,028,280
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000		2,419,129
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000		3,087,165
Total Long-Term Municipal Investments
(cost $891,093,666)					897,752,702

Short-Term Municipal Investments—6.3%
California—1.0%
California, RAN	3.00	5/25/11	10,000,000		10,049,200
Colorado—.3%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federal Bond Program) (LOC; TD Bank)	0.21	3/1/11	1,000,000	[d]	1,000,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.21	3/1/11	2,100,000	[d]	2,100,000
Florida—1.0%
Lakeland, Energy System Revenue, Refunding	1.01	3/7/11	8,500,000	[d]	8,499,235
Orange County Health Facilities Authority, HR (Orlando Regional
Healthcare System) (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Dexia Credit Locale)	0.33	3/1/11	900,000	[d]	900,000
Georgia—.1%
Gainesville and Hall County Hospital Authority, RAC (Northeast
Georgia Health System, Inc. Project) (LOC; Wells Fargo Bank)	0.21	3/1/11	700,000	[d]	700,000
Illinois—.2%
Quincy, Revenue, Refunding (Blessing Hospital)
(LOC; JPMorgan Chase Bank)	0.26	3/1/11	1,600,000	[d]	1,600,000
Indiana—.1%
Indiana Finance Authority, Environmental Revenue, Refunding
(Duke Energy Indiana, Inc. Project) (LOC; Bank of America)	0.21	3/1/11	500,000	[d]	500,000
Kentucky—.0%
Lexington-Fayette Urban County Airport Board, General Airport
Revenue, Refunding (LOC; JPMorgan Chase Bank)	0.19	3/1/11	300,000	[d]	300,000
Massachusetts—.4%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.28	3/1/11	300,000	[d]	300,000
Massachusetts, GO Notes, Refunding	0.79	3/7/11	3,700,000	[d]	3,699,963

The Funds	45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—.2%
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; Westdeutsche Landesbank)	0.21	3/1/11	1,800,000	[d]	1,800,000
North Carolina—.5%
North Carolina Medical Care Commission, Health Care Facilities
Revenue (Duke University Health System)	0.56	12/1/11	5,000,000		5,000,000
Ohio—.1%
Allen County, Hospital Facilities Revenue (Catholic Healthcare
Partners) (LOC; JPMorgan Chase Bank)	0.19	3/1/11	900,000	[d]	900,000
Pennsylvania—1.0%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital Refunding
Project) (LOC; Bank of America)	0.24	3/1/11	500,000	[d]	500,000
Pennsylvania Turnpike Commission, Turnpike Revenue	0.88	3/7/11	10,000,000	[d]	10,014,800
Tennessee—.5%
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.27	3/1/11	2,900,000	[d]	2,900,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.27	3/1/11	1,500,000	[d]	1,500,000
Texas—.9%
Texas, TRAN	2.00	8/31/11	9,000,000		9,076,770
Total Short-Term Municipal Investments
(cost $61,309,735)					61,339,968

Total Investments (cost $952,403,401)			98.7%		959,092,670
Cash and Receivables (Net)			1.3%		12,374,749
Net Assets			100.0%		971,467,419

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Subject to interest rate change on November 1, 2011.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

46

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	28.7
AA		Aa		AA	42.7
A		A		A	21.8
BBB		Baa		BBB	2.4
F1		MIG1/P1		SP1/A1	4.2
Not Rated[e]		Not Rated[e]		Not Rated[e]	.2
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	47

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.4%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.3%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000	2,414,725
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000	3,440,570
Arizona—.3%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,221,190
California—6.7%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000[a]	1,423,500
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000[b]	1,723,200
California, GO	5.50	6/1/20	110,000	110,350
California, GO	5.50	11/1/33	6,300,000	6,311,088
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,087,670
California, GO (Various Purpose)	6.00	4/1/38	5,000,000	5,169,450
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,250,000	1,105,387
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue	5.75	1/15/40	2,000,000	1,673,420
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000	5,366,460
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/29	2,000,000	1,765,820
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000	1,959,020
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	3,865,000	2,782,723
Colorado—1.3%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.70	6/15/16	5,000,000[b,c]	5,722,350
Florida—1.6%
Miami-Dade County, Water and Sewer System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/39	5,000,000	4,766,050
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	3,000,000[a]	2,706,660
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	319,287
Michigan—1.4%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,119,320
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,170,000	4,109,116
New Jersey—1.6%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/21	2,000,000	2,290,840
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	2,000,000	2,267,500

48

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	3,425,000	2,862,204
North Carolina—.7%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.30	1/1/15	1,500,000	1,576,695
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.13	1/1/23	1,500,000	1,513,920
Ohio—1.2%
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,439,050
Pennsylvania—69.3%
Allegheny County Airport Authority, Airport
Revenue (Pittsburgh International Airport)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,044,960
Allegheny County Hospital Development Authority, Revenue
(University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,494,500
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000	5,190,450
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	3/1/11	2,500,000	2,501,025
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	3/1/16	1,360,000	1,374,185
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000	2,736,230
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	6,860,000	7,085,077
Allentown School District, GO	5.00	2/15/22	5,875,000	6,233,669
Beaver County Industrial Development Authority,
PCR (Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	5,660,915
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,182,020
Central Bucks School District, GO	5.00	5/15/23	5,000,000	5,386,000
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000[c]	6,198,150
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000[c]	2,047,704
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.50	2/1/16	3,100,000[c]	3,947,292
Central York School District, GO (Insured; FGIC) (Prerefunded)	5.50	6/1/12	80,000[c]	85,030
Chester County, GO	5.00	8/15/18	4,545,000	5,029,770
Chester County, GO	5.00	7/15/25	3,060,000	3,319,029
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000[c]	2,235,656
Coatesville Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/21	5,000,000	5,450,000
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	1,485,000[c]	1,696,330

The Funds	49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	6,515,000[c]	7,442,150
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/24	5,000,000	5,246,350
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,239,597
Delaware River Joint Toll Bridge Commission, Bridge Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/17	1,485,000	1,662,042
Downingtown Area School District, GO	5.00	11/1/18	2,010,000	2,336,484
East Stroudsburg Area School District, GO
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000[c]	3,250,350
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000	1,216,040
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,559,710
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,527,550
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,470,361
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	1,910,436
Lancaster Higher Education Authority, College
Revenue (Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,937,549
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	2,670,000	2,811,777
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	2/15/27	2,000,000	1,895,880
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,275,437
Lower Merion School District, GO	5.00	5/15/29	5,000,000	5,094,550
Montgomery County, GO	5.00	12/15/17	2,025,000	2,370,769
Montgomery County Industrial Development Authority, FHA
Insured Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,053,310
Muhlenberg School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	4/1/15	1,000,000	1,043,350
Parkland School District, GO (Insured; National
Public Finance Guarantee Corp.)	5.38	9/1/14	3,110,000	3,515,109
Parkland School District, GO (Insured; National
Public Finance Guarantee Corp.)	5.38	9/1/16	1,490,000	1,731,216
Pennsylvania, GO	5.00	7/1/20	10,000,000	11,636,200
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	5,118,100
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,218,070
Pennsylvania Higher Educational Facilities Authority,
Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,099,295

50

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority,
Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000	2,064,190
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	5,902,466
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,870,782
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,629,594
Pennsylvania Industrial Development Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,656,380
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/19	2,000,000	2,282,480
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/20	3,000,000	3,410,730
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	3,738,778
Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	5,000,000	5,176,100
Pennsylvania Turnpike Commission, Oil Franchise Tax
Subordinated Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	12/1/13	2,500,000[c]	2,793,250
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	5,000,000	5,426,100
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	5,388,150
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	4,969,550
Pennsylvania Turnpike Commission, Turnpike
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/1/12	2,000,000	2,158,240
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	4,952,250
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,604,355
Philadelphia, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/17	12,500,000	14,023,500
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,655,800
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,419,800
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/20	3,380,000	3,423,095
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	3,150,000	3,108,451
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,320,950
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,552,120

The Funds	51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000		1,148,840
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000		5,582,195
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000		1,010,380
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/11	3,195,000		3,204,553
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	3,000,000		3,094,380
State Public School Building Authority, School LR (Richland
School District Project) (Insured; FGIC) (Prerefunded)	5.00	11/15/14	1,265,000	[c]	1,444,276
State Public School Building Authority, School LR
(The School District of Philadelphia Project)
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	6/1/13	5,000,000	[c]	5,468,750
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured;
Assured Guaranty Municipal Corp.)	5.25	4/1/17	840,000		902,504
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	4/1/13	195,000	[c]	212,856
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.38	1/1/18	6,000,000		5,402,700
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000		4,407,276
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,290,000		1,829,824
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000		1,062,640
Twin Valley School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	10/1/15	1,000,000	[c]	1,167,960
University of Pittsburgh of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,895,650
Upper Darby School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	5/1/18	2,870,000		3,127,812
Upper Merion Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	2/15/19	1,165,000		1,269,955
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,146,952
Westmoreland County, GO (Insured;
National Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000	[d]	1,258,590
Wilson School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,785,000	[c]	1,890,868
Wilson School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,500,000	[c]	1,588,965

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000		1,184,260
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000		1,127,400
South Carolina—.5%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000		2,298,460
Texas—.4%
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue Improvement
Bonds (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/31	2,000,000		1,999,900
U.S. Related—12.0%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		986,800
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/23	4,090,000		3,991,799
Puerto Rico Commonwealth,
Public Improvement GO (Insured; FGIC)	5.50	7/1/18	5,000,000		5,203,100
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	7,500,000		8,059,500
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	7,875,000		8,521,695
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/17	6,000,000		6,567,960
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000		3,131,220
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000		3,166,200
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,500,000		1,577,865
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/13	4,000,000		4,168,200
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue	5.00	7/1/21	5,000,000		4,920,450
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[b]	809,740
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[b]	341,225
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,750,000	[d]	705,487
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,000,000		925,420
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000		1,499,910
Total Long-Term Municipal Investments
(cost $438,023,517)					445,638,867

The Funds	53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.4%	Rate (%)	Date	Amount ($)		Value ($)
Colorado—.4%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.27	3/1/11	400,000	[e]	400,000
Pitkin County, IDR, Refunding (Aspen Skiing Company
Project) (LOC; JPMorgan Chase Bank)	0.24	3/1/11	1,600,000	[e]	1,600,000
Florida—.0%
Orange County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.20	3/1/11	200,000	[e]	200,000
Iowa—.2%
Iowa Finance Authority, Health Facilities Revenue
(Great River Medical Center Project) (LOC; Allied Irish Banks)	0.23	3/1/11	1,000,000	[e]	1,000,000
Ohio—.2%
Ohio Water Development Authority, PCR, Refunding (FirstEnergy
Generation Corporation Project) (LOC; Barclays Bank)	0.22	3/1/11	900,000	[e]	900,000
Pennsylvania—.6%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.24	3/1/11	2,300,000	[e]	2,300,000
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.24	3/1/11	100,000	[e]	100,000
Total Short-Term Municipal Investments
(cost $6,500,000)					6,500,000

Total Investments (cost $444,523,517)			99.8%		452,138,867
Cash and Receivables (Net)			.2%		868,446
Net Assets			100.0%		453,007,313

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $4,130,160 or 0.9% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

54

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	38.1
AA		Aa		AA	31.1
A		A		A	21.3
BBB		Baa		BBB	6.3
F1		MIG1/P1		SP1/A1	1.4
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.8
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	55

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.7%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—87.4%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,407,429
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,333,400
Boston, GO	5.00	3/1/20	1,700,000	1,909,508
Boston, GO	5.00	3/1/21	2,000,000	2,220,620
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000	2,339,740
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000	1,762,770
Boston Water and Sewer Commission, General Revenue	5.00	11/1/19	2,170,000	2,376,063
Boston Water and Sewer Commission, General Revenue	5.00	11/1/23	3,920,000	4,121,331
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000	2,725,025
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,542,999
Burlington, GO	5.25	2/1/12	200,000	209,050
Burlington, GO	5.25	2/1/13	250,000	271,590
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	10,000	10,374
Cohasset, GO	5.00	6/15/22	895,000	966,394
Cohasset, GO	5.00	6/15/23	895,000	935,051
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000	1,399,987
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000	1,819,939
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000	567,726
Hingham, GO (Municipal Purpose Loan) (Prerefunded)	5.38	4/1/12	1,645,000[a]	1,735,080
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	688,753
Ipswich, GO (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	500,000	564,580
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	549,041
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	563,614
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	631,823
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	612,045
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,551,840
Marblehead, GO	5.00	8/15/18	1,340,000	1,463,066
Marblehead, GO	5.00	8/15/22	1,750,000	1,891,382
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,179,680
Massachusetts, Consolidated Loan	5.00	8/1/20	4,000,000	4,511,000
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000	6,428,004
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	12/1/14	5,000,000[a]	5,677,900
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,234,227
Massachusetts, Consolidated Loan (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/1/12	420,000[a]	445,780
Massachusetts, Consolidated Loan (Prerefunded)	5.25	11/1/12	2,000,000[a]	2,151,420
Massachusetts, Consolidated Loan (Prerefunded)	5.25	10/1/13	10,000,000[a]	11,105,000
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,500,000[a]	1,714,305

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,800,000[a]	2,059,452
Massachusetts, Consolidated Loan (Prerefunded)	5.00	8/1/16	1,000,000[a]	1,172,300
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000	268,540
Massachusetts, GO (Insured; XLCA)	3.56	12/1/12	2,470,000[b]	2,490,748
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; FGIC) (Prerefunded)	5.25	1/1/14	2,500,000[a]	2,795,800
Massachusetts, Special Obligation Dedicated Tax Revenue
(Insured; National Public Finance Guarantee Corp.)	3.14	1/1/16	3,540,000[b]	3,562,054
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,099,350
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,655,440
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,045,000[a]	1,187,810
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,000,000[a]	1,136,660
Massachusetts Bay Transportation Authority, GO
(General Transportation System) (Insured;
National Public Finance Guarantee Corp.)	5.25	3/1/15	1,000,000	1,131,560
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	3,977,435
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	2,941,825
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,358,480
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,853,792
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	3,415,000	4,010,576
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,081,330
Massachusetts Development Finance Agency,
Education Revenue (Belmont Hill School Issue) (Prerefunded)	5.00	9/1/11	500,000[a]	515,135
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,461,754
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,513,433
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,079,630
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,043,540
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,130,000	979,077
Massachusetts Development Finance Agency,
Revenue (Bentley University Issue)	5.00	7/1/25	2,770,000	2,788,310
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,101,630

The Funds	57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000		1,974,186
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	955,000		993,582
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000		513,013
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000		942,500
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000		849,600
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,750,000		2,835,772
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	1,000,000		1,016,500
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and
Allied Health Sciences Issue) (Prerefunded)	6.38	7/1/13	1,000,000	[a]	1,142,290
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue) (Prerefunded)	5.00	9/1/13	1,000,000	[a]	1,103,780
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000		4,934,900
Massachusetts Development Finance Agency,
Revenue (Suffolk University Issue)	5.13	7/1/40	2,000,000		1,759,640
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000		909,540
Massachusetts Development Finance Agency,
Revenue (Worcester Polytechnic Institute Issue)	5.00	9/1/40	2,500,000		2,308,300
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	3.40	12/1/12	1,250,000		1,254,325
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000		2,136,140
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000		1,055,080
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000		1,953,440
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000		3,111,647
Massachusetts Health and Educational Facilities Authority,
Revenue (Boston College Issue)	5.13	6/1/37	2,000,000		1,942,240
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000		941,210

58

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,028,120
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000	993,650
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	2,867,507
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	1,993,220
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,306,025
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,025,100
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000	2,743,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,491,016
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	1,014,670
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,582,646
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,017,390
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/14	500,000	528,450
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/15	500,000	529,325
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.38	7/1/35	1,550,000	1,449,235
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000	1,828,320
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	3,845,388
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	2,000,000	2,036,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	503,515
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	468,130
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.13	2/16/12	1,500,000	1,538,445

The Funds	59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/12	975,000	1,032,593
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,599,116
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,110,430
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	2,944,740
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/35	2,500,000	2,400,775
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	6.00	7/1/14	60,000	61,488
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,105,004
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,651,995
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,307,766
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.75	7/1/21	85,000	86,935
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	262,867
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/29	2,350,000	2,349,906
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue) (Prerefunded)	5.75	7/1/11	2,240,000[a]	2,303,594
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue) (Prerefunded)	6.00	7/1/11	1,400,000[a]	1,440,936
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,183,650
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	2,011,950
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,659,195
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/29	1,400,000	1,301,328
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/39	1,500,000	1,313,235
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,135,170
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,091,680
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000	2,058,120

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	1,991,880
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	900,440
Massachusetts Health and Educational Facilities Authority,
Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,053,470
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,500,000	3,502,030
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	182,450
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John's High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,435,000	1,436,607
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4 Issue)
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,078,520
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4 Issue)
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000	5,167,700
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 5 Issue)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/11	120,000	121,525
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000	2,574,125
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,132,733
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,467,360
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/15	1,900,000	2,161,231
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/18	5,000,000	5,562,150
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/21	2,000,000	2,168,100
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/24	1,750,000	1,845,235
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	5,811,450
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,362
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	2/1/14	1,105,000	1,126,912
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/14	30,000	30,130
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	170,000	189,965
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	79,000
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	2,922,701
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	2,000,000	2,014,000
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.25	8/1/11	335,000[a]	341,794

The Funds	61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.25	8/1/14	1,330,000[a]	1,518,927
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	155,456
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (New Bedford Loan Program)	5.25	2/1/12	500,000	522,155
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,975
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000	2,880,479
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	7,500,000	7,971,825
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/39	1,000,000	1,003,710
Massachusetts Water Resources Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/18	500,000	590,450
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	6.00	8/1/14	1,000,000	1,152,570
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,714,410
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,118,360
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,708,875
Middleborough, GO (Insured; National Public
Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,139,200
Middleborough, GO (Insured; National Public
Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,411,068
Milton, GO School Bonds	5.00	3/1/23	500,000	528,320
Milton, GO School Bonds	5.00	3/1/24	500,000	524,480
Milton, GO School Bonds	5.00	3/1/25	500,000	518,420
Northampton, GO (Insured; National Public
Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,191,460
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,047,780
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	4.50	8/1/13	695,000	747,896
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,034,602
Pittsfield, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/15/12	1,000,000	1,048,810
Pittsfield, GO (Insured; National Public Finance
Guarantee Corp.) (Prerefunded)	5.50	4/15/12	500,000[a]	533,840
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,127,147
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	502,368
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,231,212
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,281,362
University of Massachusetts Building Authority, Revenue	6.88	5/1/14	1,500,000	1,669,680

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000	1,092,120
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000	1,080,830
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000	667,263
U.S. Related—10.3%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	986,800
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.15	5/15/11	250,000	252,480
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	316,215
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,284,404
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/14	2,500,000	2,639,000
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,480,995
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/11	1,050,000	1,071,336
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	500,000	537,300
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000	1,206,403
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	2,000,000	2,021,200
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000	1,047,360
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,345,187
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,166,200
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,070,440
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,090,000	1,131,475
Puerto Rico Highways and Transportation
Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,024,400
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,421,459
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	1,957,235
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,576,164
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,258,169
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000[c]	809,740
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000[c]	511,838
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,000,000[d]	564,390
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,388,130

The Funds	63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000		1,499,910
Total Long-Term Municipal Investments
(cost $346,116,864)					355,128,957

Short-Term Municipal Investments—1.7%
Massachusetts;
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.28	3/1/11	2,200,000	[e]	2,200,000
Massachusetts, Consolidated Loan (LOC; Bank of America)	0.23	3/1/11	100,000	[e]	100,000
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Landesbank Baden-Wurttemberg)	0.25	3/1/11	1,200,000	[e]	1,200,000
Massachusetts Development Finance Agency, Revenue
(Boston University Issue) (LOC; JPMorgan Chase Bank)	0.22	3/1/11	800,000	[e]	800,000
Massachusetts Development Finance Agency, Revenue, Refunding
(College of The Holy Cross Issue) (LOC; Bank of America)	0.22	3/1/11	1,300,000	[e]	1,300,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Baystate Medical Center Issue) (LOC; JPMorgan Chase Bank)	0.22	3/1/11	400,000	[e]	400,000
Total Short-Term Municipal Investments
(cost $6,000,000)					6,000,000

Total Investments (cost $352,116,864)			99.4%		361,128,957
Cash and Receivables (Net)			.6%		2,202,958
Net Assets			100.0%		363,331,915

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

64

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	38.1
AA		Aa		AA	30.0
A		A		A	23.5
BBB		Baa		BBB	5.2
F1		MIG1/P1		SP1/A1	1.3
F2		VMIG2, MIG3/P2		SP2/A2	.3
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.6
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 65

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.2%	Rate (%)	Date	Amount ($)	Value ($)
Arizona—.2%
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/32	500,000	434,180
New York—89.0%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000	1,550,955
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter's Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000	2,578,725
Battery Park City Authority, Senior Revenue	5.25	11/1/22	1,000,000	1,075,270
Cold Spring Harbor Central School District, GO	5.00	2/1/19	1,075,000	1,262,544
Cold Spring Harbor Central School District, GO	5.00	2/1/22	1,410,000	1,635,360
Erie County Industrial Development Agency,
Revenue (City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000	2,787,425
Katonah-Lewisboro Union Free School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	9/15/15	1,000,000	1,146,310
Long Island Power Authority, Electric System General Revenue	5.25	6/1/14	2,000,000	2,214,000
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	4.00	5/1/12	850,000	881,475
Long Island Power Authority, Electric System General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000	1,091,020
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	11/15/15	2,000,000	2,056,380
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000	5,071,550
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000[a]	998,770
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,089,180
Nassau County, GO (General Improvement)	4.00	10/1/16	1,545,000	1,629,249
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000	1,034,070
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,618,215
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,615,320
Nassau County Interim Finance Authority, Sales Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/16	1,000,000	1,130,920
Nassau County Sewer and Storm Water Finance Authority, System
Revenue (Insured; Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,052,540
New York City, GO	5.00	8/1/17	2,835,000	3,215,230
New York City, GO	5.00	8/1/18	1,000,000	1,103,580
New York City, GO	5.25	9/1/20	1,000,000	1,123,440
New York City, GO	5.13	12/1/22	1,000,000	1,074,380
New York City, GO	5.25	9/1/23	1,000,000	1,078,030
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/18	1,000,000	1,085,400
New York City Industrial Development Agency, Civic Facility
Revenue (United Jewish Appeal—Federation of
Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000	1,254,487

66

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	520,955
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,091,980
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,087,550
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/29	1,000,000	1,009,280
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	1,275,000	1,347,522
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,781,225
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000	1,626,854
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,716,264
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	1,755,000	1,884,782
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	8/1/22	2,000,000	2,158,400
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,013,515
New York City Trust for Cultural Resources,
Revenue (Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,159,120
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	1,850,000	1,864,800
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	3,750,000	3,755,775
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,209,616
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,015,420
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,850,000	1,965,088
New York Local Government Assistance Corporation, Revenue	5.00	4/1/18	2,500,000	2,849,550
New York Local Government Assistance Corporation,
Subordinate Lien Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/13	2,000,000	2,170,180
New York State, GO	5.00	4/15/14	1,000,000	1,078,430
New York State, GO	5.25	3/15/15	2,750,000	2,787,648
New York State, GO	5.00	3/1/19	1,000,000	1,122,300
New York State, GO	5.00	2/15/26	2,600,000	2,763,930
New York State Dormitory Authority, Consolidated Fifth
General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000	1,073,720

The Funds	67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000	2,670,469
New York State Dormitory Authority, Court Facilities LR
(The City of New York Issue) (Prerefunded)	5.38	5/15/13	1,000,000[b]	1,104,450
New York State Dormitory Authority,
LR (State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000	1,075,150
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/12	1,000,000	1,060,160
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,700,505
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/38	500,000	508,105
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000	1,007,230
New York State Dormitory Authority, Revenue (Fordham
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	405,000	414,837
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/20	3,250,000	3,442,270
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/23	2,000,000	2,211,280
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	2,995,020
New York State Dormitory Authority, Revenue
(Mount Sinai School of Medicine of New York University)	5.13	7/1/39	5,000,000	4,607,650
New York State Dormitory Authority, Revenue (New York University)	5.25	7/1/34	2,500,000	2,534,375
New York State Dormitory Authority, Revenue (New York University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	1,576,785
New York State Dormitory Authority, Revenue
(Rochester Institute of Technology)	5.00	7/1/23	1,000,000	1,047,840
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.88	5/15/11	1,500,000	1,517,355
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000	556,410
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	1,072,120
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	5,000,000	5,025,050
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000	764,957
New York State Dormitory Authority, Secured HR
(The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,059,710
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	1,000,000	1,086,210
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,065,860

68

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	1,500,000		1,572,030
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/12	390,000		391,677
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/14	1,500,000		1,695,420
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.38	6/15/15	1,000,000		1,053,650
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/19	775,000		812,045
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/25	1,200,000		1,255,248
New York State Environmental Facilities Corporation, State Water
Pollution Control Revolving Fund Revenue (New York City
Municipal Water Finance Authority Project)	7.00	6/15/12	150,000		150,857
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	245,000		245,551
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.10	10/1/17	1,000,000		1,001,150
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	875,000		875,928
New York State Municipal Bond Bank Agency, Recovery Act
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/16	2,000,000		2,199,040
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000		1,082,910
New York State Power Authority, Revenue (Prerefunded)	5.00	11/15/12	2,500,000	[b]	2,689,050
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000		1,059,530
New York State Thruway Authority,
Local Highway and Bridge Service Contract Bonds	5.50	4/1/14	1,000,000		1,047,490
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000		2,060,100
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	4.75	4/1/13	1,000,000	[b]	1,074,290
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/16	2,000,000		2,230,480
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000		2,509,496
Onondaga County, GO	5.00	5/1/17	1,150,000		1,212,388
Onondaga County, GO (Prerefunded)	5.00	5/1/12	350,000	[b]	368,988
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000		2,810,950

The Funds	69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Orange County, GO	5.00	7/15/19	1,000,000	1,096,430
Orange County, GO	5.00	7/15/20	1,000,000	1,087,660
Port Authority of New York and New Jersey (Consolidated Bonds,
125th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/19	2,000,000	2,095,620
Port Authority of New York and New Jersey (Consolidated Bonds,
128th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/18	1,000,000	1,065,100
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000	1,087,570
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,085,650
Rockland County, GO (Various Purpose)	5.00	10/1/15	500,000	513,835
Sales Tax Asset Receivable Corporation,
Sales Tax Asset Revenue (Insured; AMBAC)	5.00	10/15/29	2,500,000	2,535,875
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000	1,522,181
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000	729,555
Suffolk County Water Authority, Water System Revenue
(Insured; National Public Finance Guarantee Corp.)	4.00	6/1/14	1,000,000	1,066,580
Tobacco Settlement Financing Corporation, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	2,000,000	2,103,820
Triborough Bridge and Tunnel Authority, General Purpose Revenue	6.00	1/1/12	305,000	319,616
Triborough Bridge and Tunnel Authority, General Purpose Revenue	5.25	1/1/16	1,000,000	1,034,490
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000[b]	1,172,990
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,149,020
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/16	2,000,000	2,134,840
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/17	775,000	825,336
Triborough Bridge and Tunnel Authority, General Revenue	5.00	11/15/21	1,000,000	1,038,180
Westchester County, GO	4.00	11/15/15	1,000,000	1,085,430
U.S. Related—8.0%
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,000,000	1,061,590
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/26	2,000,000	1,942,440
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000	3,633,175
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	515,000	523,709
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000[b]	1,062,110
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	269,539
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	278,578

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	730,000	[b]	810,103
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	740,000	[b]	821,200
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,700,000	[c]	1,376,558
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	341,225
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	2,000,000	[a]	436,940
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	1,250,000	[a]	235,163
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,000,000		925,420
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	2,500,000		2,499,850
Total Long-Term Municipal Investments
(cost $191,247,920)					196,411,353

Short-Term Municipal Investments—1.9%
New York;
Albany Industrial Development Agency, Civic Facility Revenue
(The College of Saint Rose Project) (LOC; Bank of America)	0.50	3/1/11	800,000	[d]	800,000
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; State Street Bank and Trust Co.)	0.17	3/1/11	700,000	[d]	700,000
New York City, GO Notes (LOC; Bayerische Landesbank)	0.25	3/1/11	100,000	[d]	100,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.17	3/1/11	500,000	[d]	500,000
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Liquidity Facility; Dexia Credit Locale)	0.25	3/1/11	800,000	[d]	800,000
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Liquidity Facility; Bayerische Landesbank)	0.23	3/1/11	900,000	[d]	900,000
Total Short-Term Municipal Investments
(cost $3,800,000)					3,800,000

Total Investments (cost $195,047,920)			99.1%		200,211,353
Cash and Receivables (Net)			.9%		1,806,896
Net Assets			100.0%		202,018,249

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds	71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	31.0
AA		Aa		AA	48.9
A		A		A	16.4
BBB		Baa		BBB	2.2
F1		MIG1/P1		SP1/A1	1.4
Not Rated[e]		Not Rated[e]		Not Rated[e]	.1
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

72

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

BNY Mellon Municipal Opportunities Fund
	Coupon	Maturity	Principal
Bonds and Notes—.3%	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies:
Federal Home Loan Mortgage Corp., Notes	4.13	9/27/13	450,000	[a]	484,674
Federal National Mortgage Association, Notes	1.25	7/29/13	800,000	[a]	800,091
Total Bonds and Notes
(cost $1,284,842)					1,284,765

Long-Term Municipal Investments—96.7%
Alabama—1.2%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	5,000,000		4,959,050
Tuscaloosa Public Educational Building Authority,
Student Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000		1,212,728
Arizona—.7%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		817,665
Pima County Industrial Development Authority, IDR
(Tucson Electric Power Company Project)	5.25	10/1/40	3,250,000		2,916,258
California—16.4%
California, GO	4.50	8/1/30	5,000,000		4,426,700
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,087,670
California, GO (Various Purpose)	6.00	4/1/38	2,250,000		2,326,252
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/20	9,570,000	[b]	10,657,631
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	10,500,000		10,633,875
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	490,000		532,708
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[c]	12,675
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.25	2/1/39	3,000,000		3,103,950
California Municipal Finance Authority,
Revenue (Eisenhower Medical Center)	5.75	7/1/40	7,000,000		6,443,570
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000		2,718,850
California Statewide Communities Development
Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		5,982,960
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	985,000		709,180
JPMorgan Chase Putters/Drivers Trust (Los Angeles Department
of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[d,e]	10,437,200

The Funds	73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	957,270
M-S-R Energy Authority, Gas Revenue	7.00	11/1/34	3,730,000	4,112,288
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	6,500,000[f]	1,522,690
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	6.00	12/1/40	4,630,000	4,710,284
Northern California Gas Authority Number 1, Gas Project Revenue	0.92	7/1/27	660,000[g]	459,188
Oceanside Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/35	8,000,000[f]	1,518,640
Sacramento County, Airport System Subordinate
and Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,036,090
San Diego County Regional Airport Authority,
Subordinate Airport Revenue	5.00	7/1/34	1,000,000	913,200
San Diego County Regional Airport Authority,
Subordinate Airport Revenue	5.00	7/1/40	2,000,000	1,769,120
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	1,993,100
San Diego Unified School District, GO	0.00	7/1/25	4,000,000[f]	1,692,000
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000	983,960
Torrance, Revenue (Torrance Memorial Medical Center)	5.00	9/1/40	2,000,000	1,662,720
Colorado—1.9%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	550,455
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	1,072,050
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/16	500,000	523,650
Regional Transportation District, Revenue
(Denver Transit Partners Eagle P3 Project)	6.00	1/15/41	8,500,000	7,847,880
Delaware—.9%
Delaware Economic Development Authority,
Exempt Facility Revenue (Indian River Power LLC Project)	5.38	10/1/45	5,200,000	4,549,740
Florida—7.0%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,500,000	1,606,830
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000	1,096,630
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	1,137,984
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	603,798
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	2,000,000	1,819,940

74

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Miami-Dade County School Board, COP
(Master Lease Purchase Agreement) (Insured; AMBAC)	5.00	11/1/25	5,000,000		4,910,450
Mid-Bay Bridge Authority, Springing Lien Revenue	7.25	10/1/34	5,000,000		5,035,500
Mid-Bay Bridge Authority, Springing Lien Revenue	7.25	10/1/40	5,000,000		4,997,100
Palm Beach County School Board, COP
(Master Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/12	500,000		525,290
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		1,998,420
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	1,000,000	[e]	902,220
Seminole Tribe, Special Obligation Revenue	5.25	10/1/27	2,500,000	[e]	2,088,400
Seminole Tribe, Tribal Economic Development Bonds	5.13	10/1/17	3,000,000	[e]	2,905,500
Tampa Bay Water, A Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/18	3,000,000	[b]	3,335,550
Tampa Bay Water, A Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/19	2,460,000	[b]	2,724,130
Georgia—2.0%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,155,930
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	2,140,000		1,895,441
Medical Center Hospital Authority, RAC (Columbus
Regional Healthcare System, Inc. Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/45	7,000,000		6,108,410
Municipal Electric Authority of Georgia,
GO (Project One Subordinated Bonds)	5.75	1/1/20	1,000,000		1,143,120
Hawaii—1.4%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawai'i Pacific Health Obligated Group)	5.63	7/1/30	1,350,000		1,287,940
Hawaii Department of Budget and Finance,
Special Purpose Revenue (Hawaiian Electric
Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		5,920,560
Idaho—.9%
University of Idaho Regents, General Revenue	5.25	4/1/21	4,485,000		4,861,292
Illinois—5.1%
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000		1,032,680
JPMorgan Chase Putters/Drivers Trust (Metropolitan Pier and
Exposition Authority, Revenue (McCormick Place Expansion
Project)) (Insured; Assured Guaranty Muncipal Corp.)	5.00	6/15/42	10,000,000	[d,e]	8,581,900
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	5.50	6/15/42	12,500,000	[d,e]	11,497,750
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project)
(Insured; Assured Guaranty Municipal Corp.)	0.00	6/15/26	2,000,000	[f]	804,820

The Funds	75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project)
(Insured; Assured Guaranty Municipal Corp.)	0.00	6/15/43	5,000,000	[f]	567,850
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.25	6/1/20	555,000		545,776
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.00	6/1/28	3,000,000		2,942,850
Indiana—.3%
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	1,570,000		1,564,097
Kentucky—.1%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	500,000		541,070
Louisiana—1.5%
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000		4,387,720
Louisiana Public Facilities Authority,
Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,026,950
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000		2,213,640
Maryland—4.1%
Frederick County, Special Obligation Bonds
(Urbana Community Development Authority)	5.00	7/1/40	2,000,000		1,817,280
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	6,000,000		5,418,600
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		940,320
Maryland Health and Higher Educational Facilities
Authority, Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000		2,221,760
Maryland Health and Higher Educational Facilities Authority,
Revenue (MedStar Health Issue) (Insured; Berkshire
Hathaway Assurance Corporation)	5.25	11/15/14	10,000,000	[d,e]	9,602,800
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.00	7/1/34	1,000,000		945,940
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		236,597
Massachusetts—6.6%
Massachusetts Development Finance Agency,
Revenue (Harvard University Issue)	5.00	10/15/40	12,000,000		12,308,400
Massachusetts Development Finance Agency,
Revenue (Suffolk University Issue)	5.13	7/1/40	1,000,000		879,820
Massachusetts Development Finance Agency, SWDR
(Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000		2,136,140
Massachusetts Development Finance Agency, SWDR
(Waste Management, Inc. Project)	5.50	5/1/14	1,000,000		1,054,320

76

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/34	10,000,000		10,355,600
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/25	2,305,000		2,376,593
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.38	7/1/35	2,000,000		1,869,980
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	500,000		591,825
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000		2,212,260
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,147
Michigan—.2%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		964,611
Minnesota—6.3%
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[d,e]	19,282,866
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[d,e]	11,808,500
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000		1,079,620
Mississippi—.3%
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000		1,454,535
Missouri—.1%
Cape Girardeau County Industrial Development Authority,
Health Facilities Revenue (Saint Francis Medical Center)	5.50	6/1/34	385,000		372,222
New Jersey—1.7%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,007,950
New Jersey Educational Facilities Authority, Revenue
(Montclair State University Issue) (Insured; AMBAC)	5.00	7/1/31	2,605,000		2,555,922
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000		2,202,160
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000	[f]	1,527,200
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	5,000,000	[f]	1,409,300
New York—8.6%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter's Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000		4,358,045
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	5,000,000		4,871,200

The Funds	77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	500,000	557,970
New York City, GO	6.00	10/15/23	500,000	564,510
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	520,955
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000	1,419,574
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	9,000,000	9,511,920
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	1,500,000	1,546,710
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	7/1/38	6,365,000	6,468,177
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/41	3,000,000	3,014,250
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,065,860
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	10,510,000	10,244,097
North Carolina—.6%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	2,500,000	2,466,350
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000	276,320
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; FGIC)	5.50	1/1/17	150,000	150,283
Ohio—.2%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,060,610
Oregon—.4%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000	2,043,660
Other State—4.1%
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.95	7/1/40	7,500,000	7,902,825
New York City, GO (Build America Bonds)	6.65	12/1/31	12,500,000	13,032,125
Pennsylvania—1.3%
Delaware County Authority, Revenue (Villanova University)	5.25	12/1/31	1,940,000	1,994,689
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000	2,571,879
Philadelphia, Gas Works Revenue	5.25	8/1/40	2,500,000	2,285,575
Texas—12.4%
Dallas, GO	5.00	2/15/27	515,000	538,221
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,077,500

78

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,089,630
Houston, Airport System Senior Lien Revenue	5.50	7/1/39	1,000,000	1,002,310
Liberty Hill Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/38	5,000,000	5,056,350
Liberty Hill Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/40	2,000,000	2,019,780
Love Field Airport Modernization Corporation,
Special Facilities Revenue (Southwest Airlines
Company—Love Field Modernization Program Project)	5.25	11/1/40	18,535,000	16,593,829
North Texas Tollway Authority, System First Tier Revenue	6.00	1/1/38	7,000,000	6,980,820
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	5,000,000	5,088,400
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (NTE Mobility
Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000	2,658,875
Texas Public Finance Authority Charter School Finance
Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.20	2/15/40	5,900,000	5,596,740
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000	10,731,700
Waxahachie Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/37	5,200,000	5,262,712
Washington—.6%
Port of Seattle, Intermediate Lien Revenue	5.00	6/1/40	3,000,000	2,858,130
Wisconsin—1.4%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000[e]	1,367,427
Southeast Wisconsin Professional Baseball Park District,
Sales Tax Revenue (Insured; National Public
Finance Guarantee Corp.)	5.50	12/15/23	1,000,000	1,087,570
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000	1,072,090
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000	1,584,405
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000	1,077,820
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/36	1,000,000	1,067,390
U.S. Related—8.4%
Guam Government Department of Education, COP
(John F. Kennedy High School Project)	6.63	12/1/30	1,000,000	937,940
Guam Government Department of Education, COP
(John F. Kennedy High School Project)	6.88	12/1/40	1,000,000	936,720
Puerto Rico Aqueduct and Sewer Authority, Senior Lien Revenue	6.00	7/1/38	9,105,000	8,536,484
Puerto Rico Commonwealth, Public Improvement GO	6.00	7/1/40	10,000,000	9,756,600
Puerto Rico Electric Power Authority, Power Revenue	5.75	7/1/36	5,000,000	4,769,050
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000	785,520

The Funds	79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	6,000,000	[h]	4,858,440
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[h]	511,838
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000		1,388,130
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	3,870,000		3,869,768
Virgin Islands Public Finance Authority,
Revenue (Virgin Islands Matching Fund Loan Note)	5.00	10/1/29	5,000,000		4,710,950
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note— Diageo Project)	6.75	10/1/37	2,000,000		2,021,360
Total Long-Term Municipal Investments
(cost $499,062,519)					496,126,136

Short-Term Municipal Investments—13.0%
Colorado—2.1%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.26	3/1/11	2,675,000	[i]	2,675,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.26	3/1/11	2,100,000	[i]	2,100,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.26	3/1/11	2,420,000	[i]	2,420,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.26	3/1/11	2,000,000	[i]	2,000,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.21	3/1/11	1,400,000	[i]	1,400,000
Connecticut—.0%
Connecticut Health and Educational Facilities Authority,
Revenue (Promfret School Issue) (LOC; Bank of America)	0.49	3/7/11	100,000	[i]	100,000
Florida—1.3%
Orange County Health Facilities Authority, HR (Orlando Regional
Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.30	3/1/11	3,130,000	[i]	3,130,000
Orange County School Board, COP
(Master Lease Purchase Agreement) (LOC; Wells Fargo Bank)	0.21	3/1/11	3,625,000	[i]	3,625,000
Georgia—.0%
Gainesville and Hall County Hospital Authority, RAC (Northeast
Georgia Health System, Inc. Project) (LOC; Wells Fargo Bank)	0.21	3/1/11	100,000	[i]	100,000

80

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.0%
Shelby County, Lease Program Revenue (Kentucky Association
of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.19	3/1/11	100,000	[i]	100,000
Massachusetts—2.7%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.28	3/1/11	4,400,000	[i]	4,400,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Baystate Medical Center Issue) (LOC; JPMorgan Chase Bank)	0.22	3/1/11	5,750,000	[i]	5,750,000
Massachusetts Health and Educational Facilities Authority, Revenue
(The Henry Heywood Memorial Hospital Issue) (LOC; TD Bank)	0.22	3/1/11	2,575,000	[i]	2,575,000
Massachusetts Water Resources Authority, Subordinated General
Revenue, Refunding (LOC; Landesbank Baden-Wurttemberg)	0.23	3/1/11	1,200,000	[i]	1,200,000
Michigan—.4%
Farmington Hills Hospital Finance Authority, HR, Refunding
(Botsford Obligated Group) (LOC; U.S. Bank NA)	0.23	3/1/11	1,800,000	[i]	1,800,000
Nebraska—.3%
Lancaster County Hospital Authority Number 1, HR,
Refunding (BryanLGH Medical Center) (LOC; U.S. Bank NA)	0.23	3/1/11	1,500,000	[i]	1,500,000
New Hampshire—.9%
New Hampshire Business Finance Authority, Revenue
(Huggins Hospital Issue) (LOC; TD Bank)	0.23	3/1/11	4,600,000	[i]	4,600,000
New York—.1%
New York State Dormitory Authority, Revenue
(University of Rochester) (LOC; HSBC Bank USA)	0.17	3/1/11	300,000	[i]	300,000
Ohio—.3%
Cleveland-Cuyahoga County Port Authority, Educational Facility
Revenue (Laurel School Project) (LOC; JPMorgan Chase Bank)	0.24	3/1/11	1,600,000	[i]	1,600,000
Tennessee—1.8%
Chattanooga Industrial Development Board, Revenue
(Hunter Museum of American Art Project) (LOC; Bank of America)	0.55	3/7/11	200,000	[i]	200,000
Clarksville Public Building Authority, Financing Revenue
(Metropolitan Government of Nashville and Davidson
County Loan) (LOC; Bank of America)	0.27	3/1/11	2,200,000	[i]	2,200,000
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.27	3/1/11	1,085,000	[i]	1,085,000
Sevier County Public Building Authority, Local Government
Public Improvement Revenue (LOC; KBC Bank)	0.25	3/1/11	5,505,000	[i]	5,505,000
Texas—2.9%
Texas, TRAN	2.00	8/31/11	15,300,000		15,430,509
Vermont—.2%
Vermont Educational and Health Buildings
Financing Agency, Revenue (North Country
Hospital Project) (LOC; TD Bank)	0.21	3/1/11	500,000	[i]	500,000

The Funds	81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Vermont (continued)
Vermont Educational and Health Buildings Financing
Agency, Revenue (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank)	0.21	3/1/11	500,000[i]	500,000
Vermont Educational and Health Buildings Financing
Agency, Revenue (Southwestern Vermont Medical
Center Project) (LOC; TD Bank)	0.21	3/1/11	100,000[i]	100,000
Total Short-Term Municipal Investments
(cost $66,889,556)				66,895,509

Total Investments (cost $567,236,917)			110.0%	564,306,410
Liabilities, Less Cash and Receivables			(10.0%)	(51,306,916)
Net Assets			100.0%	512,999,494

a The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Purchased on a delayed delivery basis.
c This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Collateral for floating rate borrowings.
e Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities had a value of $78,474,563 or 15.3% of net assets.
f Security issued with a zero coupon. Income is recognized through the accretion of discount.
g Variable rate security—interest rate subject to periodic change.
[h] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
i Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

82

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	23.0
AA		Aa		AA	21.4
A		A		A	18.8
BBB		Baa		BBB	22.5
BB		Ba		BB	.2
B		B		B	.4
F1		MIG1/P1		SP1/A1	12.8
Not Rated[j]		Not Rated[j]		Not Rated[j]	.9
100.0

† Based on total investments.
j Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	83

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2011 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,503,943,406	959,092,670	452,138,867	361,128,957
Cash	—	2,406,745	—	—
Interest receivable	17,427,523	9,591,724	5,240,270	3,697,038
Receivable for shares of
Beneficial Interest subscribed	1,115,894	2,348,791	1,920	51,368
Receivable for investment securites sold	—	—	5,565,272	—
Prepaid expenses and other receivables	17,694	12,119	11,250	13,711
	1,522,504,517	973,452,049	462,957,579	364,891,074
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	455,345	292,519	192,442	113,357
Due to Administrator—Note 4(a)	140,745	91,558	42,619	34,140
Cash overdraft due to Custodian	1,336,956	—	850,316	424,361
Payable for investment securities purchased	15,725,244	—	8,722,451	—
Payable for shares of Beneficial Interest redeemed	742,210	1,555,860	90,345	923,859
Accrued expenses and other liabilities	119,832	44,693	52,093	63,442
	18,520,332	1,984,630	9,950,266	1,559,159
Net Assets ($)	1,503,984,185	971,467,419	453,007,313	363,331,915
Composition of Net Assets ($):
Paid—in capital	1,478,101,366	966,155,693	446,772,800	353,429,914
Accumulated undistributed investment income—net	169,368	26,134	21,475	639
Accumulated net realized gain (loss) on investments	1,684,390	(1,403,677)	(1,402,312)	889,269
Accumulated net unrealized appreciation
(depreciation) on investments	24,029,061	6,689,269	7,615,350	9,012,093
Net Assets ($)	1,503,984,185	971,467,419	453,007,313	363,331,915
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,470,268,024	968,096,690	444,346,965	354,791,467
Shares Outstanding	113,078,704	75,274,951	35,972,599	27,871,369
Net Asset Value Per Share ($)	13.00	12.86	12.35	12.73
Investor Shares
Net Assets ($)	33,616,983	3,370,729	8,660,348	8,521,055
Shares Outstanding	2,588,468	262,431	701,897	669,457
Net Asset Value Per Share ($)	12.99	12.84	12.34	12.73
Dreyfus Premier Shares
Net Assets ($)	99,178	—	—	19,393
Shares Outstanding	7,633	—	—	1,520
Net Asset Value Per Share ($)	12.99	—	—	12.76
† Investments at cost ($)	1,479,914,345	952,403,401	444,523,517	352,116,864

See notes to financial statements.

84

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments+	200,211,353	564,306,410
Cash	—	10,790,306
Interest receivable	2,385,371	5,447,513
Receivable for investment securites sold	—	3,009,000
Receivable for shares of Beneficial Interest subscribed	72,000	1,256,320
Receivable from broker for swap transactions—Note 5	—	898,062
Prepaid expenses and other receivables	14,853	14,189
	202,683,577	585,721,800
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	71,336	207,348
Due to Administrator—Note 4(a)	18,840	47,032
Cash overdraft due to Custodian	464,526	—
Payable for investment securities purchased	—	31,041,959
Payable for floating rate notes issued—Note 5	—	40,435,000
Payable for shares of Beneficial Interest redeemed	75,561	870,564
Interest and expense payable related
to floating rate notes issued—Note 4	—	52,254
Accrued expenses and other liabilities	35,065	68,149
	665,328	72,722,306
Net Assets ($)	202,018,249	512,999,494
Composition of Net Assets ($):
Paid—in capital	196,691,554	511,824,441
Accumulated undistributed investment income—net	7,378	186,036
Accumulated net realized gain (loss) on investments	155,884	3,919,524
Accumulated net unrealized appreciation
(depreciation) on investments	5,163,433	(2,930,507)
Net Assets ($)	202,018,249	512,999,494
Net Asset Value Per Share
Class M Shares
Net Assets ($)	184,989,880	511,936,084
Shares Outstanding	16,712,050	42,937,589
Net Asset Value Per Share ($)	11.07	11.92
Investor Shares
Net Assets ($)	17,028,369	1,063,410
Shares Outstanding	1,537,440	89,163
Net Asset Value Per Share ($)	11.08	11.93
† Investments at cost ($)	195,047,920	567,236,917

See notes to financial statements.

The Funds	85

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	32,868,150	9,859,271	10,306,247	7,714,908
Expenses:
Investment advisory fee—Note 4(a)	2,740,450	1,801,883	1,189,292	676,497
Administration fee—Note 4(a)	969,128	637,189	294,405	239,246
Custodian fees—Note 4(c)	56,119	46,260	18,773	15,539
Trustees' fees and expenses—Note 4(d)	42,849	18,463	9,157	10,134
Shareholder servicing costs—Note 4(c)	42,253	4,851	11,893	10,599
Auditing fees	25,146	2,342	4,142	27,158
Loan commitment fees—Note 3	23,843	11,750	6,096	6,253
Registration fees	20,415	14,658	14,340	20,384
Legal fees	8,381	14,487	11,398	—
Distribution fees—Note 4(b)	276	—	—	48
Prospectus and shareholders' reports	—	2,454	2,035	4,191
Miscellaneous	51,985	54,844	24,978	31,805
Total Expenses	3,980,845	2,609,181	1,586,509	1,041,854
Less—reduction in fees
due to earnings credits—Note 4(c)	(31)	(3)	(2)	(10)
Net Expenses	3,980,814	2,609,178	1,586,507	1,041,844
Investment Income—Net	28,887,336	7,250,093	8,719,740	6,673,064
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,108,115	238,464	932,631	880,031
Net realized gain (loss) on financial futures	687,572	—	182,004	141,559
Net Realized Gain (Loss)	2,795,687	238,464	1,114,635	1,021,590
Net unrealized appreciation
(depreciation) on investments	(83,586,991)	(12,019,810)	(24,579,573)	(19,374,157)
Net Realized and Unrealized
Gain (Loss) on Investments	(80,791,304)	(11,781,346)	(23,464,938)	(18,352,567)
Net (Decrease) in Net Assets
Resulting from Operations	(51,903,968)	(4,531,253)	(14,745,198)	(11,679,503)

See notes to financial statements.

86

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	4,091,363	9,583,425
Expenses:
Investment advisory fee—Note 4(a)	516,674	1,037,424
Administration fee—Note 4(a)	127,894	256,653
Interest and expense related to floating rate notes issued—Note 5	—	96,828
Shareholder servicing costs—Note 4(c)	23,758	1,456
Registration fees	14,985	32,560
Custodian fees—Note 4(c)	7,909	19,801
Auditing fees	7,874	29,403
Trustees' fees and expenses—Note 4(d)	4,417	4,800
Legal fees	2,317	899
Prospectus and shareholders' reports	2,065	2,759
Loan commitment fees—Note 3	331	2,850
Interest expense—Note 3	—	90
Miscellaneous	33,030	23,277
Total Expenses	741,254	1,508,800
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(109,868)	—
Less—reduction in fees
due to earnings credits—Note 4(c)	(35)	(1)
Net Expenses	631,351	1,508,799
Investment Income—Net	3,460,012	8,074,626
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	134,983	5,644,615
Net realized gain (loss) on financial futures	—	2,871,874
Net realized gain (loss) on swap transactions	—	(463,465)
Net Realized Gain (Loss)	134,983	8,053,024
Net unrealized appreciation (depreciation) on investments	(10,014,368)	(29,361,027)
Net unrealized appreciation (depreciation) on financial futures	—	1,245,078
Net unrealized appreciation (depreciation) on swap transactions	—	197,069
Net Unrealized Appreciation (Depreciation)	(10,014,368)	(27,918,880)
Net Realized and Unrealized Gain (Loss) on Investments	(9,879,385)	(19,865,856)
Net (Decrease) in Net Assets Resulting from Operations	(6,419,373)	(11,791,230)

See notes to financial statements.

The Funds	87

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	28,887,336	58,231,021	7,250,093	14,175,472
Net realized gain (loss) on investments	2,795,687	9,629,291	238,464	(424,283)
Net unrealized appreciation (depreciation) on investments	(83,586,991)	64,500,398	(12,019,810)	13,173,941
Net Increase (Decrease) in Net Assets
Resulting from Operations	(51,903,968)	132,360,710	(4,531,253)	26,925,130
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(28,144,791)	(56,871,848)	(7,203,534)	(14,102,984)
Investor Shares	(571,551)	(1,053,314)	(20,425)	(19,519)
Dreyfus Premier Shares	(1,626)	(4,354)	—	—
Net realized gain on investments:
Class M Shares	(9,584,383)	—	—	—
Investor Shares	(208,964)	—	—	—
Dreyfus Premier Shares	(715)	—	—	—
Total Dividends	(38,512,030)	(57,929,516)	(7,223,959)	(14,122,503)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	154,740,076	508,110,745	367,265,185	1,122,401,893
Investor Shares	10,470,531	12,382,325	4,546,919	5,081,076
Dreyfus Premier Shares	363	783	—	—
Dividends reinvested:
Class M Shares	8,696,553	6,841,545	1,857,957	3,498,579
Investor Shares	518,659	735,891	9,899	17,320
Dreyfus Premier Shares	243	1,064	—	—
Cost of shares redeemed:
Class M Shares	(242,617,727)	(316,873,597)	(449,994,763)	(614,591,338)
Investor Shares	(9,448,793)	(7,014,088)	(3,503,233)	(4,186,369)
Dreyfus Premier Shares	(14,621)	(54,912)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(77,654,716)	204,129,756	(79,818,036)	512,221,161
Total Increase (Decrease) in Net Assets	(168,070,714)	278,560,950	(91,573,248)	525,023,788
Net Assets ($):
Beginning of Period	1,672,054,899	1,393,493,949	1,063,040,667	538,016,879
End of Period	1,503,984,185	1,672,054,899	971,467,419	1,063,040,667
Undistributed investment income—net	169,368	—	26,134	—

88

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class M Shares
Shares sold	11,690,752	37,999,991	28,439,267	86,959,713
Shares issued for dividends reinvested	662,093	510,831	143,969	270,826
Shares redeemed	(18,410,399)	(23,686,559)	(34,867,980)	(47,599,781)
Net Increase (Decrease) in Shares Outstanding	(6,057,554)	14,824,263	(6,284,744)	39,630,758
Investor Shares[a]
Shares sold	796,442	926,442	352,540	394,015
Shares issued for dividends reinvested	39,329	54,999	768	1,343
Shares redeemed	(717,803)	(525,254)	(272,226)	(325,131)
Net Increase (Decrease) in Shares Outstanding	117,968	456,187	81,082	70,227
Dreyfus Premier Shares[a]
Shares sold	28	58	—	—
Shares issued for dividends reinvested	18	80	—	—
Shares redeemed	(1,126)	(4,088)	—	—
Net Increase (Decrease) in Shares Outstanding	(1,080)	(3,950)	—	—

a During the year ended August 31, 2010, 2 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $24 were automatically converted to 2 Investor shares.

See notes to financial statements.

The Funds	89

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	8,719,740	18,860,064
Net realized gain (loss) on investments	1,114,635	(554,785)
Net unrealized appreciation (depreciation) on investments	(24,579,573)	22,794,719
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,745,198)	41,099,998
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,542,786)	(18,568,757)
Investor Shares	(155,479)	(229,463)
Net realized gain on investments:
Class M Shares	—	(113,887)
Investor Shares	—	(939)
Total Dividends	(8,698,265)	(18,913,046)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	15,978,895	77,631,357
Investor Shares	2,065,022	8,956,905
Dividends reinvested:
Class M Shares	378,981	834,142
Investor Shares	41,307	81,604
Cost of shares redeemed:
Class M Shares	(49,905,239)	(101,436,721)
Investor Shares	(2,384,638)	(2,518,488)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(33,825,672)	(16,451,201)
Total Increase (Decrease) in Net Assets	(57,269,135)	5,735,751
Net Assets ($):
Beginning of Period	510,276,448	504,540,697
End of Period	453,007,313	510,276,448
Undistributed investment income—net	21,475	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,274,024	6,152,736
Shares issued for dividends reinvested	30,265	66,009
Shares redeemed	(3,993,952)	(8,031,887)
Net Increase (Decrease) in Shares Outstanding	(2,689,663)	(1,813,142)
Investor Shares
Shares sold	164,658	706,411
Shares issued for dividends reinvested	3,300	5,835
Shares redeemed	(191,273)	(200,092)
Net Increase (Decrease) in Shares Outstanding	(23,315)	512,154

See notes to financial statements.

90

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	6,673,064	13,939,034
Net realized gain (loss) on investments	1,021,590	2,973,105
Net unrealized appreciation (depreciation) on investments	(19,374,157)	13,425,742
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,679,503)	30,337,881
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,540,795)	(13,669,090)
Investor Shares	(131,368)	(267,539)
Dreyfus Premier Shares	(262)	(516)
Net realized gain on investments:
Class M Shares	(2,090,359)	—
Investor Shares	(45,562)	—
Dreyfus Premier Shares	(105)	—
Total Dividends	(8,808,451)	(13,937,145)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	29,392,909	100,466,494
Investor Shares	1,237,755	1,526,575
Dividends reinvested:
Class M Shares	2,875,932	3,506,780
Investor Shares	130,955	167,469
Dreyfus Premier Shares	367	516
Cost of shares redeemed:
Class M Shares	(65,074,521)	(93,496,329)
Investor Shares	(573,279)	(2,986,356)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(32,009,882)	9,185,149
Total Increase (Decrease) in Net Assets	(52,497,836)	25,585,885
Net Assets ($):
Beginning of Period	415,829,751	390,243,866
End of Period	363,331,915	415,829,751
Undistributed investment income—net	639	—

The Funds	91

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class M Shares
Shares sold	2,280,080	7,724,233
Shares issued for dividends reinvested	223,609	268,880
Shares redeemed	(5,078,576)	(7,182,891)
Net Increase (Decrease) in Shares Outstanding	(2,574,887)	810,222
Investor Shares
Shares sold	95,160	117,346
Shares issued for dividends reinvested	10,181	12,845
Shares redeemed	(44,113)	(229,363)
Net Increase (Decrease) in Shares Outstanding	61,228	(99,172)
Dreyfus Premier Shares
Shares issued for dividends reinvested	29	39

See notes to financial statements.

92

	BNY Mellon New York
	Intermediate Tax-Exempt Bond Fund
	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	3,460,012	6,364,090
Net realized gain (loss) on investments	134,983	180,657
Net unrealized appreciation (depreciation) on investments	(10,014,368)	7,406,706
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,419,373)	13,951,453
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,186,406)	(5,819,185)
Investor Shares	(266,228)	(527,436)
Net realized gain on investments:
Class M Shares	(169,336)	(1,490)
Investor Shares	(15,169)	(152)
Total Dividends	(3,637,139)	(6,348,263)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	22,796,088	65,072,584
Investor Shares	1,461,766	1,610,885
Dividends reinvested:
Class M Shares	479,144	779,460
Investor Shares	219,887	418,543
Cost of shares redeemed:
Class M Shares	(25,845,432)	(29,785,020)
Investor Shares	(1,183,241)	(2,148,320)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,071,788)	35,948,132
Total Increase (Decrease) in Net Assets	(12,128,300)	43,551,322
Net Assets ($):
Beginning of Period	214,146,549	170,595,227
End of Period	202,018,249	214,146,549
Undistributed investment income—net	7,378	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,017,882	5,743,485
Shares issued for dividends reinvested	42,805	68,768
Shares redeemed	(2,308,902)	(2,628,307)
Net Increase (Decrease) in Shares Outstanding	(248,215)	3,183,946
Investor Shares
Shares sold	129,384	142,185
Shares issued for dividends reinvested	19,604	36,891
Shares redeemed	(106,112)	(189,528)
Net Increase (Decrease) in Shares Outstanding	42,876	(10,452)

See notes to financial statements.

The Funds	93

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon
	Municipal Opportunities Fund
	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	8,074,626	7,638,142
Net realized gain (loss) on investments	8,053,024	2,595,299
Net unrealized appreciation (depreciation) on investments	(27,918,880)	14,993,700
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,791,230)	25,227,141
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,868,148)	(7,435,840)
Investor Shares	(20,442)	(48,955)
Net realized gain on investments:
Class M Shares	(5,311,842)	(4,605,769)
Investor Shares	(14,700)	(48,090)
Total Dividends	(13,215,132)	(12,138,654)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	197,498,683	256,211,257
Investor Shares	984,415	688,290
Dividends reinvested:
Class M Shares	4,127,369	4,694,015
Investor Shares	30,899	87,415
Cost of shares redeemed:
Class M Shares	(49,703,448)	(29,907,595)
Investor Shares	(1,022,036)	(866,650)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	151,915,882	230,906,732
Total Increase (Decrease) in Net Assets	126,909,520	243,995,219
Net Assets ($):
Beginning of Period	386,089,974	142,094,755
End of Period	512,999,494	386,089,974
Undistributed investment income—net	186,036	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,649,985	20,613,460
Shares issued for dividends reinvested	341,642	381,307
Shares redeemed	(4,164,960)	(2,410,868)
Net Increase (Decrease) in Shares Outstanding	12,826,667	18,583,899
Investor Shares
Shares sold	81,059	54,942
Shares issued for dividends reinvested	2,543	7,093
Shares redeemed	(84,925)	(70,361)
Net Increase (Decrease) in Shares Outstanding	(1,323)	(8,326)

See notes to financial statements.

94

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
BNY Mellon National	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.75	13.10	12.84	12.81	13.01	13.25
Investment Operations:
Investment income—net[a]	.24	.50	.52	.52	.50	.50
Net realized and unrealized
gain (loss) on investments	(.67)	.65	.27	.02	(.20)	(.16)
Total from Investment Operations	(.43)	1.15	.79	.54	.30	.34
Distributions:
Dividends from investment income—net	(.24)	(.50)	(.52)	(.51)	(.50)	(.50)
Dividends from net realized gain on investments	(.08)	—	(.01)	—	—	(.08)
Total Distributions	(.32)	(.50)	(.53)	(.51)	(.50)	(.58)
Net asset value, end of period	13.00	13.75	13.10	12.84	12.81	13.01
Total Return (%)	(3.11)[b]	8.96	6.37	4.32	2.36	2.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50[c]	.50	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50[c]	.50	.51	.51	.51	.51
Ratio of net investment income to average net assets	3.69[c]	3.76	4.11	4.01	3.90	3.87
Portfolio Turnover Rate	15.82[b]	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	1,470,268	1,638,004	1,366,960	1,045,019	944,909	807,634

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	95

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
BNY Mellon National	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.73	13.09	12.83	12.80	13.00	13.23
Investment Operations:
Investment income—net[a]	.23	.47	.49	.48	.47	.47
Net realized and unrealized
gain (loss) on investments	(.66)	.64	.27	.03	(.20)	(.15)
Total from Investment Operations	(.43)	1.11	.76	.51	.27	.32
Distributions:
Dividends from investment income—net	(.23)	(.47)	(.49)	(.48)	(.47)	(.47)
Dividends from net realized gain on investments	(.08)	—	(.01)	—	—	(.08)
Total Distributions	(.31)	(.47)	(.50)	(.48)	(.47)	(.55)
Net asset value, end of period	12.99	13.73	13.09	12.83	12.80	13.00
Total Return (%)	(3.16)[b]	8.61	6.11	4.06	2.11	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.75	.76	.76	.76	.76
Ratio of net expenses to average net assets	.75[c]	.75	.76	.76	.76	.76
Ratio of net investment income to average net assets	3.46[c]	3.51	3.88	3.77	3.65	3.62
Portfolio Turnover Rate	15.82[b]	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	33,617	33,931	26,368	21,668	25,262	27,084

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

96

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon National	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.74	13.10	12.84	12.81	13.00	13.24
Investment Operations:
Investment income—net[a]	.19	.40	.42	.41	.39	.40
Net realized and unrealized
gain (loss) on investments	(.67)	.64	.27	.04	(.17)	(.16)
Total from Investment Operations	(.48)	1.04	.69	.45	.22	.24
Distributions:
Dividends from investment income—net	(.19)	(.40)	(.42)	(.42)	(.41)	(.40)
Dividends from net realized gain on investments	(.08)	—	(.01)	—	—	(.08)
Total Distributions	(.27)	(.40)	(.43)	(.42)	(.41)	(.48)
Net asset value, end of period	12.99	13.74	13.10	12.84	12.81	13.00
Total Return (%)[b]	(3.47)[c]	8.06	5.66	3.46	1.68	1.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25[d]	1.25	1.26	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.25[d]	1.25	1.26	1.26	1.26	1.26
Ratio of net investment income to average net assets	2.97[d]	3.02	3.37	3.27	3.13	3.12
Portfolio Turnover Rate	15.82[c]	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	99	120	166	177	327	2,474

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	97

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2011		Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.01	12.80	12.69	12.59	12.59	12.63
Investment Operations:
Investment income—net[a]	.09	.21	.31	.41	.40	.33
Net realized and unrealized
gain (loss) on investments	(.15)	.21	.14	.10	—	(.04)
Total from Investment Operations	.06	.42	.45	.51	.40	.29
Distributions:
Dividends from investment income—net	(.09)	(.21)	(.34)	(.41)	(.40)	(.33)
Net asset value, end of period	12.86	13.01	12.80	12.69	12.59	12.59
Total Return (%)	(.38)[b]	3.22	3.61	4.09	3.21	2.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.54	.54	.55	.53
Ratio of net expenses to average net assets	.51[c]	.51	.54	.54	.54	.53
Ratio of net investment income to average net assets	1.41[c]	1.60	2.50	3.23	3.14	2.65
Portfolio Turnover Rate	6.75[b]	16.46	12.61	22.93	33.74	49.94
Net Assets, end of period ($ x 1,000)	968,097	1,060,685	536,597	168,243	145,395	160,551

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

98

			Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2011		Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.99	12.78	12.68	12.58	12.58	12.62
Investment Operations:
Investment income—net[a]	.08	.19	.31	.38	.37	.31
Net realized and unrealized
gain (loss) on investments	(.16)	.20	.10	.10	(.01)	(.05)
Total from Investment Operations	(.08)	.39	.41	.48	.36	.26
Distributions:
Dividends from investment income—net	(.07)	(.18)	(.31)	(.38)	(.36)	(.30)
Net asset value, end of period	12.84	12.99	12.78	12.68	12.58	12.58
Total Return (%)	(.59)[b]	3.05	3.28	3.83	2.95	2.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.77	.80	.80	.80	.79
Ratio of net expenses to average net assets[b]	.77[c]	.77	.80	.80	.80	.79
Ratio of net investment income to average net assets	1.17[c]	1.39	2.38	2.99	2.94	2.47
Portfolio Turnover Rate	6.75[b]	16.46	12.61	22.93	33.74	49.94
Net Assets, end of period ($ x 1,000)	3,371	2,356	1,420	662	635	277

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	99

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.96	12.40	12.35	12.43	12.66	12.92
Investment Operations:
Investment income—net[a]	.23	.46	.48	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	(.61)	.56	.09	(.06)	(.20)	(.18)
Total from Investment Operations	(.38)	1.02	.57	.42	.28	.30
Distributions:
Dividends from investment income—net	(.23)	(.46)	(.48)	(.48)	(.48)	(.48)
Dividends from net realized gain on investments	—	(.00)[b]	(.04)	(.02)	(.03)	(.08)
Total Distributions	(.23)	(.46)	(.52)	(.50)	(.51)	(.56)
Net asset value, end of period	12.35	12.96	12.40	12.35	12.43	12.66
Total Return (%)	(2.96)[c]	8.44	4.90	3.43	2.23	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[d]	.66	.67	.66	.66	.66
Ratio of net expenses to average net assets	.66[d]	.66	.67	.66	.66	.66
Ratio of net investment income to average net assets	3.67[d]	3.68	4.02	3.87	3.83	3.81
Portfolio Turnover Rate	3.87[c]	7.11	12.75	10.14	20.18	13.80
Net Assets, end of period ($ x 1,000)	444,347	500,892	501,978	566,767	610,618	646,610

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

100

			Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.94	12.39	12.33	12.41	12.65	12.91
Investment Operations:
Investment income—net[a]	.21	.44	.46	.46	.45	.46
Net realized and unrealized
gain (loss) on investments	(.60)	.54	.09	(.07)	(.21)	(.19)
Total from Investment Operations	(.39)	.98	.55	.39	.24	.27
Distributions:
Dividends from investment income—net	(.21)	(.43)	(.45)	(.45)	(.45)	(.45)
Dividends from net realized gain on investments	—	(.00)[b]	(.04)	(.02)	(.03)	(.08)
Total Distributions	(.21)	(.43)	(.49)	(.47)	(.48)	(.53)
Net asset value, end of period	12.34	12.94	12.39	12.33	12.41	12.65
Total Return (%)	(3.01)[c]	8.08	4.72	3.17	1.89	2.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[d]	.92	.92	.91	.91	.91
Ratio of net expenses to average net assets	.91[d]	.92	.92	.91	.91	.91
Ratio of net investment income to average net assets	3.42[d]	3.42	3.76	3.63	3.59	3.57
Portfolio Turnover Rate	3.87[c]	7.11	12.75	10.14	20.18	13.80
Net Assets, end of period ($ x 1,000)	8,660	9,385	2,563	1,442	1,295	3,586

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	101

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.39	12.86	12.57	12.42	12.58	12.75
Investment Operations:
Investment income—net[a]	.22	.45	.46	.47	.47	.47
Net realized and unrealized
gain (loss) on investments	(.59)	.53	.29	.14	(.16)	(.14)
Total from Investment Operations	(.37)	.98	.75	.61	.31	.33
Distributions:
Dividends from investment income—net	(.22)	(.45)	(.46)	(.46)	(.47)	(.47)
Dividends from net realized gain on investments	(.07)	—	—	—	—	(.03)
Total Distributions	(.29)	(.45)	(.46)	(.46)	(.47)	(.50)
Net asset value, end of period	12.73	13.39	12.86	12.57	12.42	12.58
Total Return (%)	(2.75)[b]	7.75	6.18	5.02	2.47	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.52	.54	.52	.53	.54
Ratio of net expenses to average net assets	.53[c]	.52	.54	.52	.50	.50
Ratio of net investment income to average net assets	3.46[c]	3.44	3.70	3.71	3.72	3.73
Portfolio Turnover Rate	2.58[b]	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	354,791	407,667	381,129	374,115	342,583	299,263

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

102

			Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.39	12.86	12.57	12.42	12.58	12.75
Investment Operations:
Investment income—net[a]	.21	.42	.43	.44	.44	.44
Net realized and unrealized
gain (loss) on investments	(.59)	.53	.29	.14	(.16)	(.14)
Total from Investment Operations	(.38)	.95	.72	.58	.28	.30
Distributions:
Dividends from investment income—net	(.21)	(.42)	(.43)	(.43)	(.44)	(.44)
Dividends from net realized gain on investments	(.07)	—	—	—	—	(.03)
Total Distributions	(.28)	(.42)	(.43)	(.43)	(.44)	(.47)
Net asset value, end of period	12.73	13.39	12.86	12.57	12.42	12.58
Total Return (%)	(2.87)[b]	7.49	5.92	4.76	2.21	2.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.77	.79	.77	.78	.79
Ratio of net expenses to average net assets	.78[c]	.77	.79	.77	.75	.75
Ratio of net investment income to average net assets	3.22[c]	3.20	3.45	3.47	3.48	3.49
Portfolio Turnover Rate	2.58[b]	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	8,521	8,143	9,096	8,574	9,024	9,854

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Funds	103

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2011		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.42	12.89	12.60	12.45	12.61	12.78
Investment Operations:
Investment income—net[a]	.17	.35	.37	.38	.35	.37
Net realized and unrealized
gain (loss) on investments	(.59)	.53	.29	.14	(.14)	(.14)
Total from Investment Operations	(.42)	.88	.66	.52	.21	.23
Distributions:
Dividends from investment income—net	(.17)	(.35)	(.37)	(.37)	(.37)	(.37)
Dividends from net realized gain on investments	(.07)	—	—	—	—	(.03)
Total Distributions	(.24)	(.35)	(.37)	(.37)	(.37)	(.40)
Net asset value, end of period	12.76	13.42	12.89	12.60	12.45	12.61
Total Return (%)[b]	(3.10)[c]	6.94	5.38	4.25	1.71	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[d]	1.28	1.29	1.27	1.28	1.29
Ratio of net expenses to average net assets	1.29[d]	1.27	1.29	1.27	1.25	1.25
Ratio of net investment income to average net assets	2.71[d]	2.69	2.95	2.97	2.96	2.99
Portfolio Turnover Rate	2.58[c]	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	19	20	19	18	17	165

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

104

			Class M Shares†
Six Months Ended
BNY Mellon New York Intermediate February 28, 2011		Year Ended	Eight Months Ended		Year Ended December 31,
Tax-Exempt Bond Fund	(Unaudited)	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.60	11.16	10.71	10.81	10.75	10.74	10.89
Investment Operations:
Investment income—net[b]	.19	.38	.25	.37	.38	.37	.35
Net realized and unrealized
gain (loss) on investments	(.52)	.44	.45	(.09)	.07	.01	(.14)
Total from Investment Operations	(.33)	.82	.70	.28	.45	.38	.21
Distributions:
Dividends from investment income—net	(.19)	(.38)	(.25)	(.37)	(.38)	(.37)	(.35)
Dividends from net realized
gain on investments	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)
Total Distributions	(.20)	(.38)	(.25)	(.38)	(.39)	(.37)	(.36)
Net asset value, end of period	11.07	11.60	11.16	10.71	10.81	10.75	10.74
Total Return (%)	(2.87)[d]	7.45	6.58[d]	2.64	4.33	3.64	2.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70[e]	.72	.72[e]	.75	.75	.76	.77
Ratio of net expenses to average net assets	.59[e]	.59	.59[e]	.59	.59	.59	.59
Ratio of net investment income
to average net assets	3.37[e]	3.33	3.40[e]	3.49	3.56	3.46	3.26
Portfolio Turnover Rate	5.09[d]	4.80	1.47[d]	6	17	13	16
Net Assets, end of period ($ x 1,000)	184,990	196,795	153,785	113,699	97,935	94,789	95,160

† Represents information for Institutional shares of the fund's predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds	105

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares†
Six Months Ended
BNY Mellon New York Intermediate February 28, 2011		Year Ended	Eight Months Ended		Year Ended December 31,
Tax-Exempt Bond Fund	(Unaudited)	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.61	11.17	10.72	10.82	10.76	10.75	10.90
Investment Operations:
Investment income—net[b]	.17	.35	.23	.34	.35	.34	.33
Net realized and unrealized
gain (loss) on investments	(.52)	.44	.45	(.08)	.08	.01	(.14)
Total from Investment Operations	(.35)	.79	.68	.26	.43	.35	.19
Distributions:
Dividends from investment income—net	(.17)	(.35)	(.23)	(.35)	(.36)	(.34)	(.33)
Dividends from net realized
gain on investments	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)
Total Distributions	(.18)	(.35)	(.23)	(.36)	(.37)	(.34)	(.34)
Net asset value, end of period	11.08	11.61	11.17	10.72	10.82	10.76	10.75
Total Return (%)	(2.99)[d]	7.17	6.40[d]	2.39[e]	4.07[e]	3.38[e]	1.76[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[f]	.97	.96[d]	1.00	1.00	1.01	1.02
Ratio of net expenses to average net assets	.84[f]	.84	.84[d]	.84	.84	.84	.84
Ratio of net investment income
to average net assets	3.13[f]	3.08	3.15[d]	3.24	3.31	3.21	3.00
Portfolio Turnover Rate	5.09[d]	4.80	1.47[d]	6	17	13	16
Net Assets, end of period ($ x 1,000)	17,028	17,352	16,810	16,198	17,153	18,131	20,164

† Represents information for Class A shares of the fund's predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
f Annualized.

See notes to financial statements.

106

		Class M Shares
	Six Months Ended
	February 28, 2011	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.78	12.22	10.00
Investment Operations:
Investment income—net[b]	.23	.50	.43
Net realized and unrealized
gain (loss) on investments	(.68)	.95	2.19
Total from Investment Operations	(.45)	1.45	2.62
Distributions:
Dividends from investment income—net	(.23)	(.52)	(.39)
Dividends from net realized gain on investments	(.18)	(.37)	(.01)
Total Distributions	(.41)	(.89)	(.40)
Net asset value, end of period	11.92	12.78	12.22
Total Return (%)	(3.52)[c]	12.38	26.58[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[d]	.71	.87[d]
Ratio of net expenses to average net assets	.73[d]	.71	.75[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	.05[d]	.01	—
Ratio of net investment income to average net assets	3.89[d]	4.12	4.36[d]
Portfolio Turnover Rate	90.33[c]	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	511,936	384,933	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	107

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended
	February 28, 2011	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.79	12.22	10.00
Investment Operations:
Investment income—net[b]	.22	.50	.42
Net realized and unrealized
gain (loss) on investments	(.68)	.93	2.18
Total from Investment Operations	(.46)	1.43	2.60
Distributions:
Dividends from investment income—net	(.22)	(.49)	(.37)
Dividends from net realized gain on investments	(.18)	(.37)	(.01)
Total Distributions	(.40)	(.86)	(.38)
Net asset value, end of period	11.93	12.79	12.22
Total Return (%)	(3.63)[c]	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.96	1.11[d]
Ratio of net expenses to average net assets	.96[d]	.95	.99[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	.05[d]	.00[e]	—
Ratio of net investment income to average net assets	3.62[d]	4.00	4.48[d]
Portfolio Turnover Rate	90.33[c]	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	1,063	1,157	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d] Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

108

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, (each, a “fund” and collectively, the “funds”). BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust

(the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of fed-

The Funds	109

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

eral laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding financial futures and swaps) are valued each business day by an independent pricing service (the “Service”) approved by theTrust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments in swap transactions are valued each business day by a pricing service approved by the Trust’s Board. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Table 1 summarizes the inputs used as of February 28, 2011 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the funds. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires report-

110

ing entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	1,503,943,406	—	—	—	1,503,943,406
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds	—	—	959,092,670	—	—	—	959,092,670
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	452,138,867	—	—	—	452,138,867
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	361,128,957	—	—	—	361,128,957
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds	—	—	200,211,353	—	—	—	200,211,353
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds	—	—	563,021,645	—	—	—	563,021,645
U.S. Government Agency	—	—	1,284,765	—	—	—	1,284,765

The Funds	111

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of each fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2011, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010, and December 31, 2008 as to BNY Mellon New York Intermediate Tax-Exempt Bond Fund, remain subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each relevant fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2010.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each relevant fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit

Table 2—Capital Loss Carryover

Expiring in fiscal†	2014($)†	2015($)†	2016($)†	2017($)†	2018($)†	Total ($)
BNY Mellon National Short-Term
Municipal Bond Fund	439,406	501,053	99,584	62,757	172,218	1,275,018
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	—	—	—	—	2,277,946	2,277,946

†	If not applied, the carryovers expire in the above years.

112

facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the funds (with the exception of BNY Mellon Municipal Opportunities Fund) did not borrow under the Facilities.

For BNY Mellon Opportunities Fund, the average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011, was approximately $12,700 with a related weighted average annualized interest rate of 1.43%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond

Fund, .50% of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed until September 30, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .59% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $109,868, during the period ended February 28, 2011.

Table 3—Tax Character of Distributions Paid

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	August 31, 2010	August 31, 2010	August 31, 2010
BNY Mellon National Intermediate Municipal Bond Fund	57,913,238	16,278	—
BNY Mellon National Short-Term Municipal Bond Fund	14,122,455	48	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	18,775,417	137,629	—
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	13,937,145	—	—
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,346,621	—	1,642
BNY Mellon Municipal Opportunities Fund	7,155,802	4,895,650	87,202

The Funds	113

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, the Distributor retained $173 from CDSCs on redemptions of BNY Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2011, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $276 and $48, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 4—Shareholder Service Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$41,519
BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	138
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	4,388
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	11,392
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	10,205
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	24
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	21,344
BNY Mellon Municipal
Opportunities Fund (Investor Shares)	1,436

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2011 pursuant to the cash management agreements, which is

114

included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits, also summarized in Table 5.

Table 5—Cash Management Agreement Fees
Cash Management		Earnings
	Fees ($)	Credits ($)

BNY Mellon National
Intermediate Municipal
Bond Fund	745	(31)
BNY Mellon National
Short-Term Municipal
Bond Fund	64	(3)
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund	56	(2)
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund	241	(10)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund	837	(35)
BNY Mellon Municipal
Opportunities Fund	23	(1)

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custo-

dial services for the funds. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2011, pursuant to the custody agreement.

Table 6—Custody Agreement Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$56,119
BNY Mellon National Short-Term
Municipal Bond Fund	46,260
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	18,773
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund	15,539
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	7,909
BNY Mellon Municipal
Opportunities Fund	19,801

During the period ended February 28, 2011, each fund was charged $3,197 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 7—Due to The Dreyfus Corporation and Affiliates

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	400,626	38	6,390	46,858	1,433	—
BNY Mellon National Short-Term
Municipal Bond Fund	260,568	—	691	29,827	1,433	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	173,406	—	1,703	15,900	1,433	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	97,179	7	1,602	13,136	1,433	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	76,612	—	3,238	6,075	1,433	(16,022)
BNY Mellon Municipal Opportunities Fund	191,249	—	211	14,455	1,433	—

The Funds	115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from theTrust an annual fee of $68,000 and an attendance fee of $7,500 for each in person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000.

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and swap transactions, during the period ended February 28, 2011.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short- term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2011, was approximately $28,623,000, with a related weighted average annualized interest rate of .68%.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon New York Intermediate Tax Exempt Bond Fund held no derivatives during the period ended February 28, 2011.

During the period, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund held derivatives. These disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Table 8—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	245,504,451	261,314,498
BNY Mellon National Short-Term Municipal Bond Fund	64,456,541	113,080,478
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	18,276,937	51,617,743
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9,849,031	41,652,147
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	18,413,178	10,117,430
BNY Mellon Municipal Opportunities Fund	517,604,309	335,528,636

116

BNY Mellon Municipal Opportunities Fund held derivatives that subject the fund to multiple categories of risk exposure. Table 9 shows the fund’s exposure to different types of market risk as it relates to the Statement of Operations.

Futures Contracts: In the normal course of pursuing their investment objectives, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures contracts in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the funds recognize a realized gain or loss.There is minimal counterparty credit risk to the funds with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. At February 28, 2011, there were no financial futures contracts outstanding.

Swaps: The BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

Table 9—Derivatives and Hedging

The effect of derivative instruments in the Statement of Operations for BNY Mellon Municipal Opportunities Fund during the period ended February 28, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[1]	Swaps[2]	Total
Interest rate	2,871,874	69,491	2,941,365
Credit	—	(532,956)	(532,956)
Total	2,871,874	(463,465)	2,408,409

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[3]	Swaps[4]	Total
Interest rate	1,245,078	75,380	1,320,458
Credit	—	121,689	121,689
Total	1,245,078	197,069	1,442,147

Statements of Operations location:

[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on swap transactions.
[3]	Net unrealized appreciation (depreciation) on financial futures.
[4]	Net unrealized appreciation (depreciation) on swap transactions.

The Funds	117

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. At February 28, 2011, there were no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying

118

instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counter-party risk and credit risk. At February 28, 2011, there were no credit default swap agreements outstanding.

Table 10 summarizes each relevant fund’s average market value of derivatives outstanding, during the period ended February 28, 2011.

The following summarizes the average notional value of swap contracts outstanding during the period ended February 28, 2011 for BNY Mellon Municipal Opportunities Fund.

Average Notional Value ($)
Interest rate swap contracts	27,142,857

Table 11 summarizes accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2011.

Table 10—Average Market Value of Derivatives

			Average
			Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund
Interest rate futures contracts			11,734,554
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Interest rate futures contracts			3,106,205
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Interest rate futures contracts			2,415,938
BNY Mellon Municipal Opportunities Fund
Interest rate futures contracts			78,767,154

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	48,068,306	24,039,245	24,029,061
BNY Mellon National Short-Term Municipal Bond Fund	8,791,850	2,102,581	6,689,269
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	15,582,757	7,967,407	7,615,350
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	12,649,040	3,636,947	9,012,093
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,632,673	1,469,240	5,163,433
BNY Mellon Municipal Opportunities Fund	11,301,328	14,231,835	(2,930,507)

The Funds	119

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	The Bank of New York Mellon
New York, NY 10166	One Wall Street
New York, NY 10286
Investment Adviser
Transfer Agent &
BNY Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
The Bank of New York Mellon
One Wall Street	MBSC Securities Corporation
New York, NY 10286	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2011 MBSC Securities Corporation

MFTSA0211-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund
BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT	February 28, 2011

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2011.

Money market funds continued to provide minimal yields over the past six months.The Federal Reserve Board has maintained an aggressively accommodative monetary policy, including record low short-term interest rates and a new round of quantitative easing which was announced in late August 2010. However, we recently have seen signs that the U.S. economy is gaining momentum, at least partly in response to these stimulative measures.The U.S. labor market has improved gradually, retail sales have moved higher and automobile sales have been better than most analysts expected.

We currently are optimistic regarding the economy’s prospects over the remainder of 2011. Improved economic conditions could lead to higher interest rates and current yields down the road, particularly if energy and housing prices stabilize. In the meantime, money market funds provide the valuable benefits of seeking capital preservation and maintaining liquidity. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 0.03% and its Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares produced an annualized effective yield of 0.03% and its Investor shares produced an annualized effective yield of 0.00%.1

Despite mounting evidence of a stronger economic recovery during the reporting period, yields of short-term money market instruments remained anchored near zero percent by a historically low federal funds rate.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Monetary Policy Unchanged Despite Stronger Recovery

The reporting period began in the midst of an economic recovery fueled, in part, by an overnight federal funds rate that has remained unchanged since December 2008 in a range between 0% and 0.25%. However, the

U.S. and global economic outlooks had taken turns for the worse in the months prior to the reporting period when a sovereign debt crisis in Europe rattled investors, U.S. industrial production moderated and private-sector job growth remained anemic. Economic data released in September appeared to confirm a tenuous domestic recovery as employment and housing data showed few signs of improvement. Indeed, U.S. GDP grew at only a 2.6% annualized rate in the third quarter of 2010.

In response to the sluggish rebound, the Fed announced in September that it would embark on a second round of quantitative easing of monetary policy by purchasing $600 million of U.S.Treasury securities.This move was designed to fight deflationary forces by injecting more cash into the financial system. Investors and analysts responded positively to this development, which many regarded as a sign that the Fed was committed to preventing the onset of a double-dip recession.

Indeed, October brought better economic news. The private sector added 159,000 jobs, with much of the gain coming from the services sector. Economic data remained encouraging in November, except for one critical measure: the unemployment rate climbed to 9.8% after the economy created only 39,000 jobs during the month.Yet, the manufacturing and service sectors continued to improve, and even the housing market posted better sales data. December continued to show signs of improvement, including better data from the labor market as new unemployment claims declined and the unemployment rate eased to 9.4%.The manufacturing sector expanded for the 17th consecutive month, and the holiday season proved to be a relatively healthy one for retailers, bolstering the services sector. It was later estimated that U.S. GDP expanded at a 2.8% annualized rate during the fourth quarter.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

January 2011 brought more good news, with existing home sales climbing to its highest level since May 2010. Amid these signs of more robust growth, food and fuel prices rose sharply, but core inflation remained tame. However, investors’ concerns intensified again in February when political unrest in the Middle East caused energy prices to rise sharply, potentially threatening the reinvigorated economic recovery. Nonetheless, U.S. manufacturing activity reached its highest level in seven years during February, and the unemployment rate fell to 8.9%, its lowest reading in two years.

An Unwavering Focus on Quality

The low federal funds rate kept money market yields near zero percent during the reporting period, and with narrow yield differences along the market’s maturity spectrum, we believe it continued to make little sense to incur the additional credit and interest-rate risks that longer-dated instruments typically entail. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

We believe that a more robust economic recovery is likely to persist despite ongoing headwinds, and we are hopeful that money market yields will respond to a more constructive market environment over the remainder of 2011. In the meantime, as we have for some time, we intend to maintain the fund’s focus on credit quality and liquidity.

March 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.05%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.05% and 0.00%, respectively.1

Although the U.S. economic recovery gained momentum during the reporting period, yields of short-term municipal money market instruments remained anchored near zero percent by a historically low federal funds rate.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquid-ity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.The fund also may invest in custodial receipts.

Low Yields Persisted Despite a Stronger Economic Recovery

The U.S. economy continued to recover from recession at the start of the reporting period, but the recovery proved uncertain as unemployment remained stubbornly high and many U.S. housing markets had not improved meaningfully.A sovereign debt crisis in Europe also contributed to economic concerns at the time.

However, economic data improved in the fall when hiring activity improved and consumer spending increased, joining a rebounding manufacturing sector in supporting the economic expansion. In fact, the U.S. Department of Commerce estimated that U.S. GDP expanded at a 2.8% annualized rate during the fourth quarter of 2010, up marginally from a 2.6% annualized rate during the third quarter. Expectations of stronger economic growth in 2011 caused investors to turn from traditional safe havens to riskier assets, driving yields of longer-term U.S. Treasury securities and highly rated municipal bonds higher and their prices lower through the end of 2010.

Despite these signs of improving economic conditions, the Federal Reserve Board (the “Fed”) maintained its target for the overnight federal funds rate in a range between 0% and 0.25%. Consequently, tax-exempt money market instruments continued to provide historically low yields.

Supply-and-demand influences in the tax-exempt money markets generally were favorable over the reporting period.The supply of newly issued municipal money market instruments remained ample, despite the federally subsidized Build America Bonds program, which shifted a portion of municipal issuance to the taxable bond market. The expiration of the Build America Bonds program at the end of 2010 had relatively little impact on tax-exempt money market issuance volumes during January and February, which historically have seen low issuance volumes. Meanwhile, demand for municipal money market instruments remained robust, including from individuals seeking to shelter income from rising state taxes and non-traditional investors searching for alternatives to taxable money market instruments.

Most states and municipalities continued to confront heightened fiscal pressures during the reporting period, and many state governments have cut spending and raised taxes to bridge budget deficits. However, we

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

believe that well publicized concerns regarding potential municipal defaults have been overstated. Although tax revenues remain below prerecession levels, receipts have trended up for the past three quarters. In addition, several banks have initiated programs providing municipal issuers with credit over the past several months, a positive development that we believe is likely to continue.

Focus on Liquidity and Capital Preservation

Throughout the reporting period, we maintained a conservative investment posture, emphasizing direct, high-quality municipal obligations and commercial paper that were deemed creditworthy by our analysts.We also favored instruments backed by pledged tax appropriations or dedicated revenues.We generally shied away from general obligation debt and instruments issued by localities that depend heavily on state aid. Finally, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.With yield differences narrow along the market’s maturity range, it has made little sense to us to incur the interest-rate risks that longer-dated instruments typically entail.

Increased Supply Could Lift Yields

Despite ongoing signs of economic recovery and higher commodity prices, core inflation has been negligible, and the Fed appears set to maintain its accommodative monetary policy for some time to come.Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity. However, we expect the supply of newly issued tax-exempt money market instruments to increase later in 2011, which could support higher yields. As always, we are prepared to adjust the fund’s strategies should economic and market conditions change.

March 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.44	$1.59
Ending value (after expenses)	$1,000.20	$1,000.00
Annualized expense ratio (%)	.29	.32
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.44	$1.69
Ending value (after expenses)	$1,000.30	$1,000.00
Annualized expense ratio (%)	.29	.34

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.45	$1.61
Ending value (after expenses)	$1,023.36	$1,023.21
Annualized expense ratio (%)	.29	.32
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.45	$1.71
Ending value (after expenses)	$1,023.36	$1,023.11
Annualized expense ratio (%)	.29	.34

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds	7

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon Money Market Fund

Negotiable Bank Certificates of Deposit–31.0%	Principal Amount ($)	Value ($)
BNP Paribas (Yankee) 0.55%, 8/5/11	45,000,000	45,000,000
Credit Agricole CIB (Yankee) 0.53%, 8/17/11	30,000,000	30,000,000
Credit Industriel et Commercial (Yankee) 0.50%, 4/8/11	50,000,000	50,002,636
DZ Bank AG (Yankee) 0.40%, 4/6/11	50,000,000	50,000,000
HSBC Bank PLC (London) 0.30%, 5/9/11	25,000,000	25,000,120
ING Bank (London) 0.32%, 5/23/11	50,000,000	50,000,000
Mizuho Corporate Bank (Yankee) 0.27%, 3/22/11	50,000,000	50,000,000
Union Bank 0.25%, 3/28/11	25,000,000	25,000,000
Total Negotiable Bank Certificates of Deposit (cost $325,002,756)		**325,002,756**

Commercial Paper–21.9%	Principal Amount ($)	Value ($)
General Electric Capital Corp. 0.25%, 3/15/11	50,000,000	49,995,139
JPMorgan Chase & Co. 0.25%, 5/2/11	40,000,000 [a]	39,982,778
NRW Bank 0.32%, 3/8/11	50,000,000 [a]	49,996,889
Societe Generale N.A. Inc. 0.16%, 3/1/11	45,000,000	45,000,000
UBS Finance Delaware Inc. 0.16%, 3/1/11	45,000,000	45,000,000
Total Commercial Paper (cost $229,974,806)		**229,974,806**

Asset-Backed Commercial Paper–20.0%	Principal Amount ($)	Value ($)
Atlantis One Funding Corp. 0.17%, 3/1/11	45,000,000 [a]	45,000,000
CIESCO LLC 0.41%, 8/8/11	40,000,000 [a]	39,927,111
FCAR Owner Trust, Ser. I 0.35%, 4/28/11	50,000,000	49,971,806
Mont Blanc Capital Corp. 0.24%, 3/24/11	50,000,000 [a]	49,992,333
Surrey Funding Corp. 0.30%, 3/1/11	25,000,000 [a]	25,000,000
Total Asset-Backed Commercial Paper (cost $209,891,250)		**209,891,250**

General Obligation Notes–4.0%	Principal Amount ($)	Value ($)
Hudson County NJ Improvement Authority 2.25%, 8/31/11	14,700,000	14,754,391
Kent County MI 1.00%, 4/1/11	27,000,000	27,005,905
Total General Obligation Notes (cost $41,760,296)		**41,760,296**

8

BNY Mellon Money Market Fund (continued)

	Principal				Principal
Time Deposits—5.7%	Amount ($)		Value ($)	Repurchase Agreement—10.0%	Amount ($)	Value ($)

Dexia Credit Local (Grand Cayman)				RBS Securities, Inc.
0.17%, 3/1/11	45,000,000		45,000,000	0.18%, dated 2/28/11,
KBC Bank (Grand Cayman)				due 3/1/11 in the amount
0.17%, 3/1/11	15,000,000		15,000,000	of $105,000,525
Total Time Deposits				(fully collateralized
(cost $60,000,000)			60,000,000	by $105,962,000
				U.S. Treasury Notes,
				0.625%-3.25%, due
U.S. Government Agency—4.8%				12/31/12-5/31/16,
Straight-A Funding LLC				value $107,102,663)
0.25%, 5/2/11				(cost $105,000,000)	105,000,000	105,000,000
(cost $49,978,472)	50,000,000	[a]	49,978,472
				Total Investments
				(cost $1,047,621,067)	99.9%	1,047,621,067
U.S. Treasury Note—2.5%
				Cash and Receivables (Net)	.1%	895,394
0.34%, 1/31/12
(cost $26,013,487)	25,000,000		26,013,487	Net Assets	100.0%	1,048,516,461

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities amounted to $299,877,583 or 28.6% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	53.8	Finance	4.8
Repurchase Agreement	10.0	U.S. Government Agency	4.8
Asset-Backed/Multi-Seller Programs	8.5	General Obligations Notes	4.0
Asset-Backed/Banking	6.7	U.S. Treasury Note	2.5
Asset Backed/Single Seller	4.8		99.9

† Based on net assets.
See notes to financial statements.

The Funds	9

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—99.9%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.5%
Mobile Infirmary Health System Special Care Facilities
Financing Authority, Revenue (Infirmary Health
System, Inc.) (LOC; Bank of Nova Scotia)	0.24	3/7/11	25,000,000	[a]	25,000,000
California—16.7%
California, GO Notes (LOC; KBC Bank)	0.26	3/1/11	14,000,000	[a]	14,000,000
California Infrastructure and Economic
Development Bank, Revenue (Orange County
Performing Arts Center) (LOC; Bank of America)	0.26	3/1/11	13,115,000	[a]	13,115,000
California Pollution Control Financing Authority, SWDR
(Big Bear Disposal, Inc. Project) (LOC; Union Bank NA)	0.31	3/7/11	1,300,000	[a]	1,300,000
California Pollution Control Financing Authority, SWDR
(South Bay Recycling Project) (LOC; Union Bank NA)	0.31	3/7/11	3,150,000	[a]	3,150,000
California School Cash Reserve Program Authority, Revenue	2.00	6/1/11	30,860,000		30,944,750
California Statewide Communities Development
Authority, Revenue, CP (Kaiser Permanente)	0.37	3/10/11	25,000,000		25,000,000
California Statewide Communities Development
Authority, Revenue, CP (Kaiser Permanente)	0.38	7/18/11	10,000,000		10,000,000
California Transit Finance Authority, Revenue (California Transit
Finance Program) (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Dexia Credit Locale)	0.32	3/7/11	3,000,000	[a]	3,000,000
Golden State Tobacco Securitization Corporation, Enhanced Tobacco
Settlement Asset-Backed Bonds (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	0.26	3/7/11	11,300,000	[a,b]	11,300,000
Irvine Assessment District Number 04-20,
Limited Obligation Improvement Bonds (LOC; KBC Bank)	0.29	3/1/11	18,300,000	[a]	18,300,000
Irvine Assessment District Number 05-21, Limited Obligation
Improvement Bonds (LOC: California State Teachers
Retirement System and U.S. Bank NA)	0.24	3/1/11	28,100,000	[a]	28,100,000
Irvine Assessment District Number 07-22,
Limited Obligation Improvement Bonds (LOC; Key Bank)	0.29	3/1/11	16,800,000	[a]	16,800,000
Irvine Assessment District Number 97-17, Limited Obligation
Improvement Bonds (LOC; State Street Bank and Trust Co.)	0.24	3/1/11	10,700,000	[a]	10,700,000
Los Angeles, GO Notes, TRAN	2.00	5/31/11	29,000,000		29,086,191
Menlo Park Community Development Agency, Tax Allocation
Revenue, Refunding (Las Pulgas Community Development
Project) (LOC; State Street Bank and Trust Co.)	0.22	3/1/11	21,100,000	[a]	21,100,000
Pittsburg Redevelopment Agency, Subordinate Tax Allocation
Revenue (Los Medanos Community Development Project)
(Liquidity Facility: California State Teachers Retirement
System and State Street Bank and Trust Co.)	0.22	3/1/11	16,300,000	[a]	16,300,000
Poway Unified School District Public Financing Authority, LR
(Insured; Assured Guaranty Municipal Corp. and
Liquidity Facility; Dexia Credit Locale)	0.55	3/7/11	10,000,000	[a]	10,000,000
Southern California Public Power Authority, Transmission
Project Revenue, Refunding (Southern Transmission
Project) (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Dexia Credit Locale)	0.32	3/7/11	20,300,000	[a]	20,300,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—2.7%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.26	3/1/11	1,500,000	[a]	1,500,000
Colorado Educational and Cultural Facilities Authority, Revenue,
Refunding (YMCA of the Rockies Project) (LOC; Bank of America)	0.26	3/1/11	8,000,000	[a]	8,000,000
Commerce City Northern Infrastructure General
Improvement District, GO Notes (LOC; U.S. Bank NA)	0.28	3/7/11	6,150,000	[a]	6,150,000
Commerce City Northern Infrastructure General Improvement
District, GO Notes, Refunding (LOC; U.S. Bank NA)	0.28	3/7/11	9,390,000	[a]	9,390,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.28	3/7/11	900,000	[a]	900,000
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.27	3/7/11	20,000,000	[a]	20,000,000
Connecticut—2.2%
Connecticut, GO Notes (Liquidity Facility; Bayerische Landesbank)	0.30	3/7/11	13,200,000	[a]	13,200,000
Connecticut Health and Educational Facilities Authority,
Revenue (Edgehill Issue) (LOC; JPMorgan Chase Bank)	0.23	3/1/11	7,000,000	[a]	7,000,000
Connecticut Health and Educational Facilities Authority,
Revenue (Masonicare Issue) (LOC; Wells Fargo Bank)	0.24	3/1/11	16,200,000	[a]	16,200,000
District of Columbia—1.4%
District of Columbia, GO Notes, Refunding (LOC; TD Bank)	0.25	3/7/11	5,900,000	[a]	5,900,000
Metropolitan Washington Airports Authority,
Airport System Revenue (LOC; Bank of America)	0.27	3/1/11	18,000,000	[a]	18,000,000
Florida—5.2%
Citizens Property Insurance Corporation, High-Risk
Account Senior Secured Revenue, Refunding	5.00	3/1/11	300,000		300,000
Jacksonville, Transportation Revenue (LOC; Wells Fargo Bank)	0.25	3/7/11	12,500,000	[a]	12,500,000
Jacksonville Health Facilities Authority, HR (Baptist Medical
Center Project) (LOC; Branch Banking and Trust Co.)	0.26	3/7/11	10,420,000	[a]	10,420,000
Lee Memorial Health System, HR (LOC; Bank of America)	0.27	3/1/11	8,715,000	[a]	8,715,000
Miami-Dade County Health Facilities Authority, HR, Refunding
(Miami Children’s Hospital Project) (LOC; Wells Fargo Bank)	0.25	3/7/11	18,950,000	[a]	18,950,000
Orlando-Orange County Expressway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp. and
Liquidity Facility; Dexia Credit Locale)	0.30	3/7/11	12,175,000	[a]	12,175,000
Palm Beach County, IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC; Wells Fargo Bank)	0.35	3/7/11	1,155,000	[a]	1,155,000
Polk County Industrial Development Authority,
Health Care Facilities Revenue, Refunding
(Winter Haven Hospital Project) (LOC; PNC Bank NA)	0.23	3/7/11	9,750,000	[a]	9,750,000
Tohopekaliga Water Authority, Utility System Revenue
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.27	3/7/11	12,700,000	[a]	12,700,000
Georgia—1.8%
Clayton County Housing Authority, MFHR, Refunding (Chateau Forest
Apartments Project) (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Societe Generale)	1.03	3/7/11	6,530,000	[a]	6,530,000

The Funds	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Metropolitan Atlanta Rapid Transit Authority, Sales Tax
Revenue (Second Indenture Series) (LOC: Bayerische
Landesbank and Westdeutsche Landesbank)	0.23	3/7/11	10,000,000	[a]	10,000,000
Municipal Electric Authority of Georgia, Project One
Subordinated Bonds (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.45	3/7/11	13,150,000	[a]	13,150,000
Hawaii—.3%
Hawaii Housing Finance and Development Corporation,
MFHR (Lokahi Ka’u) (Liquidity Facility; FHLMC)	0.24	3/7/11	5,200,000	[a]	5,200,000
Idaho—.5%
Coeur D’Alene Tribe, Revenue (LOC; Bank of America)	0.33	3/7/11	8,900,000	[a]	8,900,000
Illinois—5.3%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.26	3/7/11	14,645,000	[a]	14,645,000
Chicago, Second Lien Water Revenue, Refunding
(LOC; State Street Bank and Trust Co.)	0.25	3/7/11	3,180,000	[a]	3,180,000
Illinois Educational Facilities Authority, Revenue
(ACI/Cultural Pooled Financing Program) (LOC; Bank of America)	0.29	3/7/11	10,940,000	[a]	10,940,000
Illinois Finance Authority, Revenue (Gift of Hope Organ and
Tissue Donor Network Project) (LOC; JPMorgan Chase Bank)	0.33	3/7/11	7,240,000	[a]	7,240,000
Illinois Finance Authority, Revenue
(OSF Healthcare System) (LOC; National City Bank)	0.23	3/7/11	7,100,000	[a]	7,100,000
Illinois Finance Authority, Revenue
(Resurrection Health Care) (LOC; JPMorgan Chase Bank)	0.27	3/1/11	8,310,000	[a]	8,310,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC: Bank of America)	0.26	3/1/11	37,000,000	[a]	37,000,000
Indiana—1.1%
Indiana Finance Authority, Revenue
(Ascension Health Senior Credit Group)	0.23	3/7/11	10,000,000	[a]	10,000,000
Lawrenceburg, PCR, Refunding (Indiana Michigan Power
Company Project) (LOC; Royal Bank of Scotland)	0.32	3/7/11	8,600,000	[a]	8,600,000
Iowa—1.5%
Hills, Health Facilities Revenue
(Mercy Hospital Project) (LOC; U.S. Bank NA)	0.23	3/1/11	15,365,000	[a]	15,365,000
Iowa Finance Authority, Health Facilities
Revenue (Iowa Health System) (LOC; Bank of America)	0.27	3/1/11	5,795,000	[a]	5,795,000
Iowa Higher Education Loan Authority, Revenue,
BAN (William Penn University Project)	1.50	12/1/11	4,000,000		4,026,989
Kansas—.4%
Olathe, Health Facilities Revenue
(Olathe Medical Center) (LOC; Bank of America)	0.24	3/1/11	7,000,000	[a]	7,000,000
Kentucky—.5%
Kentucky Rural Water Finance Corporation,
Public Projects Construction Notes	1.50	12/1/11	8,500,000		8,554,149

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland—1.8%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital Acquisition
Program) (LOC; Bayerische Landesbank)	0.35	3/7/11	10,400,000	[a]	10,400,000
Howard County, Revenue, Refunding (Glenelg Country
School, Inc. Facility) (LOC; PNC Bank NA)	0.25	3/7/11	10,225,000	[a]	10,225,000
Maryland Industrial Development Financing Authority,
Recovery Zone Facility Revenue (Wexford Maryland
Bio Park 3, LLC Facility) (LOC; M&T Trust)	0.31	3/7/11	10,000,000	[a]	10,000,000
Massachusetts—2.0%
Massachusetts, GO Notes (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity Facility;
Landesbank Baden-Wurttemberg)	0.25	3/1/11	4,000,000	[a]	4,000,000
Massachusetts Development Finance Agency,
Revenue (Worcester Polytechnic Institute) (LOC; TD Bank)	0.32	3/7/11	1,500,000	[a]	1,500,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)
(Liquidity Facility; Bank of America)	0.28	3/7/11	17,590,000	[a]	17,590,000
Massachusetts Water Resources Authority, Subordinated General
Revenue, Refunding (LOC; Landesbank Baden-Wurttemberg)	0.23	3/1/11	11,150,000	[a]	11,150,000
Michigan—1.8%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.27	3/7/11	8,580,000	[a]	8,580,000
Michigan Higher Education Facilities Authority, LOR
(Adrian College Project) (LOC; Comerica Bank)	0.35	3/7/11	12,625,000	[a]	12,625,000
Michigan Strategic Fund, LOR (MANS, LLC Project)
(LOC; Comerica Bank)	0.31	3/7/11	6,400,000	[a]	6,400,000
Michigan Strategic Fund, LOR, Refunding (Waterfront Reclamation
and Development Project) (LOC; Deutsche Bank AG)	0.25	3/7/11	2,810,000	[a]	2,810,000
Minnesota—.8%
Minnesota Higher Education Facilities Authority, Revenue
(Gustavus Adolphus College) (LOC; Wells Fargo Bank)	0.25	3/7/11	12,950,000	[a]	12,950,000
New Hampshire—4.1%
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.27	3/1/11	14,200,000	[a]	14,200,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.20	3/1/11	34,890,000	[a]	34,890,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.26	3/1/11	19,000,000	[a]	19,000,000
New Jersey—8.9%
Hudson County Improvement Authority, County Guaranteed
Pooled Notes (Local Unit Loan Program)	1.50	8/31/11	30,450,000		30,574,200

The Funds	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
JPMorgan Chase Putters/Drivers Trust (New Jersey, TRAN)
(Liquidity Facility; JPMorgan Chase Bank)	0.22	3/1/11	24,400,000	[a,b]	24,400,000
New Jersey Economic Development Authority, School Facilities
Construction Revenue, Refunding (LOC; Dexia Credit Locale)	0.28	3/7/11	1,020,000	[a]	1,020,000
New Jersey Housing and Mortgage Finance Agency,
SFHR (LOC; Dexia Credit Locale)	0.30	3/7/11	10,000,000	[a]	10,000,000
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.25	12/15/11	2,000,000		2,074,560
New Jersey Turnpike Authority, Turnpike Revenue (Insured; Assured
Guaranty Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.33	3/7/11	35,875,000	[a]	35,875,000
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; Assured Guaranty Municipal Corp. and
Liquidity Facility; Westdeutsche Landesbank)	0.33	3/7/11	22,200,000	[a]	22,200,000
New Jersey Turnpike Authority,
Turnpike Revenue (Liquidity Facility; Societe Generale)	0.27	3/7/11	23,930,000	[a]	23,930,000
New Mexico—1.2%
Alamogordo, Hospital Improvement Revenue,
Refunding (Gerald Champion Regional
Medical Center Project) (LOC; Bank of America)	0.33	3/7/11	20,000,000	[a]	20,000,000
New York—14.2%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.31	3/7/11	1,000,000	[a]	1,000,000
Amherst Industrial Development Agency, Multi-Mode Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.31	3/7/11	12,400,000	[a]	12,400,000
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview Inc. Project) (LOC; M&T Trust)	0.31	3/7/11	8,610,000	[a]	8,610,000
Erie County Industrial Development Agency, Civic Facility Revenue
(The Canisius High School of Buffalo, N.Y. Project) (LOC; M&T Trust)	0.31	3/1/11	21,445,000	[a]	21,445,000
Long Island Power Authority, Electric System Subordinated Revenue
(LOC: Bayerische Landesbank and Westdeutsche Landesbank)	0.21	3/1/11	23,010,000	[a]	23,010,000
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Dexia Credit Locale)	0.33	3/7/11	8,600,000	[a]	8,600,000
Metropolitan Transportation Authority, Dedicated Tax
Fund Revenue, Refunding (LOC; KBC Bank)	0.24	3/7/11	24,335,000	[a]	24,335,000
Metropolitan Transportation Authority, Transportation Revenue,
Refunding (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Westdeutsche Landesbank)	0.37	3/7/11	4,000,000	[a]	4,000,000
New York City, GO Notes (LOC; Bayerische Landesbank)	0.25	3/1/11	15,700,000	[a]	15,700,000
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.34	3/7/11	3,700,000	[a]	3,700,000
New York City Housing Development Corporation, MFMR (The Crest
Project) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.32	3/7/11	17,145,000	[a]	17,145,000
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Liquidity Facility; Dexia Credit Locale)	0.31	3/7/11	10,000,000	[a]	10,000,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Transitional Finance Authority, Revenue (New York
City Recovery) (Liquidity Facility; Landesbank Baden-Wurttemberg)	0.25	3/1/11	28,000,000	[a]	28,000,000
New York Liberty Development Corporation,
Liberty Revenue (World Trade Center Project)	0.35	4/28/11	36,000,000		36,000,000
New York Liberty Development Corporation,
Recovery Zone Revenue (3 World Trade Center Project)	0.42	1/19/12	5,000,000		5,000,000
New York State Housing Finance Agency, Housing Revenue
(25 Washington Street) (LOC; M&T Trust)	0.33	3/7/11	7,800,000	[a]	7,800,000
Onondaga County Industrial Development Agency, Civic Facility
Revenue (Syracuse Research Corporation Facility) (LOC; M&T Trust)	0.31	3/7/11	4,180,000	[a]	4,180,000
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca Inc. Project) (LOC; M&T Trust)	0.36	3/7/11	6,730,000	[a]	6,730,000
North Carolina—.8%
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Union Regional Medical Center
Project) (LOC; Wells Fargo Bank)	0.26	3/7/11	13,000,000	[a]	13,000,000
Ohio—1.5%
Montgomery County, Revenue (Miami Valley Hospital)
(Liquidity Facility; JPMorgan Chase Bank)	0.27	3/1/11	15,100,000	[a]	15,100,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	0.28	3/7/11	9,500,000	[a]	9,500,000
Oregon—.4%
Medford Hospital Facilities Authority, Revenue
(Rogue Valley Manor Project) (LOC; Bank of America)	0.21	3/1/11	7,180,000	[a]	7,180,000
Pennsylvania—6.5%
Allegheny County Industrial Development Authority,
Revenue (The Watson Institute Friendship
Academy Project) (LOC; PNC Bank NA)	0.25	3/7/11	3,750,000	[a]	3,750,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Bank of Nova Scotia)	0.23	3/7/11	30,000,000	[a]	30,000,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Citibank NA)	0.23	3/7/11	26,900,000	[a]	26,900,000
Lancaster County, GO Notes (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Royal Bank of Canada)	0.30	3/7/11	20,695,000	[a]	20,695,000
Lower Merion School District, GO Notes
(LOC; State Street Bank and Trust Co.)	0.24	3/7/11	8,400,000	[a]	8,400,000
Monroe County Hospital Authority, HR
(Pocono Medical Center) (LOC; PNC Bank NA)	0.28	3/7/11	3,430,000	[a]	3,430,000
North Penn Water Authority, Water Revenue (Insured; Assured
Guaranty Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.41	3/7/11	7,150,000	[a]	7,150,000
Pittsburgh Water and Sewer Authority, Water and Sewer System
First Lien Revenue, Refunding (LOC; PNC Bank NA)	0.25	3/7/11	9,000,000	[a]	9,000,000

The Funds	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Rhode Island—.3%
Rhode Island Health and Educational Building Corporation,
Educational Institution Revenue (Portsmouth
Abbey School Issue) (LOC; Bank of America)	0.30	3/1/11	4,800,000	[a]	4,800,000
Tennessee—1.4%
Clarksville Public Building Authority, Financing Revenue
(Metropolitan Government of Nashville and Davidson
County Loan) (LOC; Bank of America)	0.27	3/1/11	6,710,000	[a]	6,710,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.27	3/1/11	17,130,000	[a]	17,130,000
Texas—10.2%
Harris County Health Facilities Development Corporation,
Revenue (Saint Luke’s Episcopal Hospital) (Liquidity Facility:
Bank of America, JPMorgan Chase Bank and Northern Trust Co.)	0.22	3/1/11	33,220,000	[a]	33,220,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, LLC Project) (LOC; Branch Banking and Trust Co.)	0.55	3/30/11	40,000,000		40,000,000
JPMorgan Chase Putters/Drivers Trust (Texas, TRAN)
(Liquidity Facility; JPMorgan Chase Bank)	0.22	3/1/11	11,700,000	[a,b]	11,700,000
Texas, TRAN	2.00	8/31/11	59,490,000		59,982,793
Travis County Health Facilities Development Corporation,
Retirement Facilities Revenue (Longhorn Village
Project) (LOC; Bank of Scotland)	0.26	3/7/11	25,800,000	[a]	25,800,000
Utah—.2%
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.28	3/7/11	3,125,000	[a]	3,125,000
Virginia—.5%
Williamsburg Industrial Development Authority, Revenue
(The Colonial Williamsburg Foundation) (LOC; Wells Fargo Bank)	0.25	3/7/11	8,000,000	[a]	8,000,000
Washington—.3%
Vancouver Housing Authority, Pooled Housing Revenue,
Refunding (Liquidity Facility; FHLMC and LOC; FHLMC)	0.25	3/7/11	4,400,000	[a]	4,400,000
Wisconsin—1.9%
Wisconsin Health and Educational Facilities Authority,
Revenue (Meriter Hospital, Inc.) (LOC; U.S. Bank NA)	0.23	3/1/11	11,840,000	[a]	11,840,000
Wisconsin Health and Educational Facilities Authority, Revenue
(Wheaton Franciscan Services, Inc. System) (LOC; U.S. Bank NA)	0.23	3/7/11	20,290,000	[a]	20,290,000

Total Investments (cost $1,677,088,632)			99.9%		1,677,088,632
Cash and Receivables (Net)			.1%		1,822,601
Net Assets			100.0%		1,678,911,233

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, these securities amounted to $47,400,000 or 2.8% of net assets.

16

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	91.0
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	7.4
Not Rated[d]		Not Rated[d]		Not Rated[d]	1.6
100.0

† Based on total investments.
c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[d] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	17

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including Repurchase Agreement of $105,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	1,047,621,067	1,677,088,632
Cash	719,890	107,741
Interest receivable	492,279	2,180,200
Prepaid expenses	20,227	19,789
	1,048,853,463	1,679,396,362
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	157,277	236,852
Due to Administrator—Note 3(a)	101,242	159,156
Accrued expenses	78,483	89,121
	337,002	485,129
Net Assets ($)	1,048,516,461	1,678,911,233
Composition of Net Assets ($):
Paid-in capital	1,048,520,356	1,680,407,385
Accumulated net realized gain (loss) on investments	(3,895)	(1,496,152)
Net Assets ($)	1,048,516,461	1,678,911,233
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,045,454,289	1,678,910,126
Shares Outstanding	1,045,458,179	1,680,407,191
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	3,062,172	1,107
Shares Outstanding	3,062,177	1,109
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	1,047,621,067	1,677,088,632

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2011 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	1,770,670	2,694,965
Expenses:
Investment advisory fee—Note 3(a)	821,273	1,184,744
Administration fee—Note 3(a)	677,575	977,263
Custodian fees—Note 3(b)	44,804	50,868
Professional fees	20,445	22,888
Trustees’ fees and expenses—Note 3(c)	18,746	32,381
Registration fees	15,665	15,665
Prospectus and shareholders’ reports	3,459	4,571
Shareholder servicing costs—Note 3(b)	977	7
Miscellaneous	17,680	23,105
Total Expenses	1,620,624	2,311,492
Less—reduction in expenses due to undertaking—Note 3(a)	(20,575)	(6,642)
Less—reduction in fees due to earnings credits—Note 3(b)	(4,806)	(1)
Net Expenses	1,595,243	2,304,849
Investment Income—Net	175,427	390,116
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	—	54,868
Net Increase in Net Assets Resulting from Operations	175,427	444,984

See notes to financial statements.

The Funds	19

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 28, 2011	Year Ended	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	175,427	1,029,904	390,116	720,481
Net realized gain (loss) from investments	—	1,161	54,868	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	175,427	1,031,065	444,984	720,481
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(175,427)	(1,029,904)	(390,116)	(720,481)
Total Dividends	(175,427)	(1,029,904)	(390,116)	(720,481)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,285,476,855	2,172,447,209	1,902,335,152	3,010,169,507
Investor Shares	3,913,209	132,684	1	—
Dividends reinvested:
Class M Shares	19	80	8	70
Cost of shares redeemed:
Class M Shares	(1,332,793,359)	(3,014,416,869)	(1,774,754,173)	(3,229,503,661)
Investor Shares	(1,163,517)	(1,520,918)	(1)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(44,566,793)	(843,357,814)	127,580,987	(219,334,084)
Total Increase (Decrease) In Net Assets	(44,566,793)	(843,356,653)	127,635,855	(219,334,084)
Net Assets ($):
Beginning of Period	1,093,083,254	1,936,439,907	1,551,275,378	1,770,609,462
End of Period	1,048,516,461	1,093,083,254	1,678,911,233	1,551,275,378

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.001	.012	.037	.050	0.43
Distributions:
Dividends from investment income—net	(.000)[a]	(.001)	(.012)	(.037)	(.050)	(.043)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.04[b]	.07	1.24	3.72	5.16	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.30	.33	.30	.30	.31
Ratio of net expenses to average net assets	.29[b]	.29	.33	.30	.30	.31
Ratio of net investment income to average net assets	.03[b]	.07	1.08	3.53	5.04	4.29
Net Assets, end of period ($ x 1,000)	1,045,454	1,092,771	1,934,739	1,175,866	843,242	754,727

a	Amount represents less than $.001 per share.
b	Annualized.

See notes to financial statements.

The Funds	21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.010	.034	.048	.040
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.010)	(.034)	(.048)	(.040)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[c]	.99	3.47	4.89	4.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[b]	.55	.58	.55	.55	.56
Ratio of net expenses to average net assets	.32[b]	.38	.58	.55	.55	.56
Ratio of net investment income to average net assets	.00[b,c]	.00[c]	.97	3.39	4.80	4.09
Net Assets, end of period ($ x 1,000)	3,062	312	1,701	1,588	1,354	890

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

22

			Class M Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.008	.024	.033	.028
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.008)	(.024)	(.033)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.06[b]	.05	.79	2.39	3.40	2.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.29[b]	.30	.35	.31	.30	.32
Ratio of net expenses to average net assets	.29[b]	.28	.34	.28	.30	.31
Ratio of net investment income to average net assets	.05[b]	.04	.80	2.24	3.35	2.86
Net Assets, end of period ($ x 1,000)	1,678,910	1,551,274	1,770,608	1,629,931	940,257	734,525

a	Amount represents less than $.001 per share.
b	Annualized.

See notes to financial statements.

The Funds	23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2011		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.006	.021	.031	.026
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.006)	(.021)	(.031)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[c]	.60	2.13	3.15	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[b]	.55	.60	.56	.56	.57
Ratio of net expenses to average net assets	.34[b]	.33	.53	.53	.55	.57
Ratio of net investment income to average net assets	.00[b,c]	.00[c]	.57	2.05	3.16	2.60
Net Assets, end of period ($ x 1,000)	1	1	1	1	1	1

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,109 Investor shares of the BNY Mellon National Municipal Money Market Fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Funds	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the funds’ investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable them to do so. There is no assurance, however, that the funds will be able to maintain a stable net asset value per share of $1.00.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Table 1 summarizes the inputs used as of February 28, 2011 in valuing each fund’s investments.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

Table 1—Fair Value Measurements

		Short-Term Investments ($)†
	Level 1—Unadjusted	Level 2—Other Significant	Level 3—Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	—	1,047,621,067	—	1,047,621,067
BNY Mellon National Municipal
Money Market Fund	—	1,677,088,632	—	1,677,088,632

†	See Statements of Investments for additional detailed categorizations.

26

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

“Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2011, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

BNY Mellon Money Market Fund has an unused capital loss carryover of $3,895 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in 2017.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,551,020 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in 2017.

The Funds	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was all ordinary income for the BNY Mellon Money Market Fund and for the BNY Mellon National Municipal Money Market Fund was as follows: tax exempt income $719,560 and ordinary income $921.The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the BNY Mellon Money Market Fund and .15% of the BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

BNY Mellon Fund Advisors has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such expense limitations may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $20,575 for the BNY Mellon Money Market Fund and $6,642 for the BNY Mellon National Municipal Money Market Fund, respectively, during the period ended February 28, 2011.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 28, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 2—Shareholder Service Plan Fees
BNY Mellon Money Market Fund	$970
BNY Mellon National Municipal
Money Market Fund	1

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash

28

management services related to fund subscriptions and redemptions. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2011, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits pursuant to the cash management agreements, also summarized in Table 3.

Table 3—Cash Management Agreement Fees
	Cash Management	Earnings
	Fees ($)	Credits ($)
BNY Mellon
Money Market Fund	17	(1)
BNY Mellon National
Municipal Money
Market Fund	11	(1)

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for each fund. These fees were partially offset by earnings credits pursuant to the custody agreement, also summarized in Table 4 for each relevant fund

Table 4—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	44,804	(4,805)
BNY Mellon National Municipal
Money Market Fund	50,868	—

During the period ended February 28, 2011, each fund was charged $3,197 for services performed by the Chief Compliance Officer.

Table 5 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 4—Securities Transactions:

The funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Trust’s Board.The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), commonTrustee and/or common officers, complies with Rule 17a-7 of the Act. During the period ended February 28, 2011, BNY Mellon National Municipal Money Market Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $418,445,000 and $189,030,000, respectively.

Table 5—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	123,385	585	32,415	1,433	(541)
BNY Mellon National Municipal Money Market Fund	194,156	—	41,263	1,433	—

The Funds	29

NOTES

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	The Bank of New York Mellon
New York, NY 10166	One Wall Street
New York, NY 10286
Investment Adviser
Transfer Agent &
BNY Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
The Bank of New York Mellon
One Wall Street	MBSC Securities Corporation
New York, NY 10286	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2011 MBSC Securities Corporation

MFTSA0211-MM

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Christopher Sheldon
Christopher Sheldon, President
Date:	4/26/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christopher Sheldon
Christopher Sheldon, President
Date:	4/26/2011

By: /s/ James Windels
James Windels, Treasurer
Date:	4/26/2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)